January 27, 2012

Amended March 9, 2012

Prospectus

Touchstone Funds Group Trust

	Class A	Class C	Class Y	Institutional
Touchstone Capital Appreciation Fund	TCFAX	TCACX	TCAYX	TAFIX
Touchstone Total Return Bond Fund	TCPAX	TCPCX	TCPYX	TCPNX
Touchstone Emerging Markets Equity Fund	TEMAX	TEFCX	TEMYX	TMEIX
Touchstone Emerging Markets Equity Fund II	TFEMX	TFMCX	TFMYX	TFMIX
Touchstone Global Equity Fund	TGEAX	TGECX	TGEYX	TGFIX
Touchstone Global Real Estate Fund	TGAAX	TGACX	TRFYX	TRFIX
Touchstone International Fixed Income Fund	TIFAX	TIFCX	TIFYX	TIFIX
Touchstone Large Cap Relative Value Fund	TRVAX	TRVCX	TRVYX	TRVIX
Touchstone Market Neutral Equity Fund	TSEAX	TSECX	TSEYX	—
Touchstone Mid Cap Value Fund	TCVAX	TMFCX	TCVYX	TCVIX
Touchstone Small Cap Core Fund	TSFAX	TSFCX	TSFYX	TSFIX
Touchstone Focused Equity Fund	TFEAX	TFECX	TFEYX	TFEIX

The Securities and Exchange Commission has not approved the Funds’ shares as an investment or determined whether this Prospectus is accurate or complete.  Anyone who tells you otherwise is committing a crime.

The Market Neutral Equity Fund may not be suitable for all investors. Consequently, prospective investors should thoroughly review this Prospectus, including all risks and considerations before making an investment.

TOUCHSTONE CAPITAL APPRECIATION FUND SUMMARY

The Funds Investment Goal

The Touchstone Capital Appreciation Fund seeks capital appreciation.

The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds. More information about these and other discounts is available from your financial professional and in the section entitled “Choosing a Class of Shares” in the Fund’s Prospectus on page 92 and in the section entitled “Purchase and Redemption of Shares” in the Fund’s Statement of Additional Information (“SAI”) on page 92.

	Class A	Class C	Class Y	Institutional
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None	None
Wire Redemption Fee	Up to $15	Up to $15	Up to $15	Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	1.32%	4.06%	10.87%	1.05%
Acquired Fund Fees and Expenses (AFFE)(1)	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	2.33%	5.82%	11.63%	1.81%
Fee Waiver and/or Expense Reimbursement(2)	1.13%	3.87%	10.68%	1.01%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.20%	1.95%	0.95%	0.80%

(1)          The total annual fund operating expenses do not correlate to the ratio of expenses that are included in the Fund’s Annual Report dated September 30, 2011 because the Annual Report does not include Acquired Fund Fees and Expenses.

(2)          Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 1.19%, 1.94%, 0.94 % and 0.79% for Class A shares, Class C shares, Class Y shares and Institutional shares, respectively.  This expense limitation will remain in effect until at least January 27, 2013 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders. The terms of Touchstone Advisors’ contractual waiver agreement provide that Touchstone Advisors is entitled to recover, subject to approval by the Fund’s Board of Trustees, such amounts waived or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s operating expenses are below the expense limitation amount. See the discussion entitled “Contractual Fee Waiver Agreement” under the section entitled “The Funds’ Management” in the Fund’s Prospectus for more information.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting the one year contractual fee waiver). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period				Assuming No Redemption
	Class A	Class C	Class Y	Institutional	Class C
1 Year	$690	$298	$97	$82	$198
3 Years	$1,158	$1,388	$2,359	$471	$1,388
5 Years	$1,652	$2,558	$4,332	$886	$2,558
10 Years	$3,006	$5,401	$8,226	$2,043	$5,401

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 16 % of the average value of its portfolio.

The Fund’s Principal Investment Strategies

The Touchstone Capital Appreciation Fund invests, under normal market conditions, at least 80% of its net assets (including borrowings for investment purposes) in common stocks of large capitalization U.S. companies that the Sub-Advisor, Farr, Miller & Washington, LLC (“FMW”), believes are trading at attractive valuations. For purposes of the Fund, a large capitalization company has a market capitalization within the range of market capitalization represented in the Russell 1000 Index (between $1.6 billion and $411 billion at the time of its most recent reconstitution on June 24, 2011) at the time of purchase. The size of the companies in the Russell 1000 Index will change with market conditions.

FMW identifies potential new investments through the use of quantitative screens and qualitative input from the portfolio management team. FMW seeks to identify companies that exhibit a history of consistently high earnings and/or sales growth, high returns on invested capital, and attractive valuation.  In evaluating and selecting potential investments for the Fund, FMW conducts in-depth research and analysis of potential new investments in an effort to find leading companies that FMW believes are operating in attractive industries; have a long-term, stable track record of growing sales and earnings; have strong balance sheets; generate high returns on invested capital and strong free cash flow; and trade at reasonable valuations. The Fund will hold approximately 30 to 40 securities. FMW will generally sell a company for the following reasons: excessive valuation, lack of confidence in the management team, a change in the original investment thesis or deterioration in the fundamentals.

The Principal Risks

The Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments. The Fund is subject to the principal risks summarized below.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may suffer a decline in response to such developments which could result in a decline in the value of the Fund’s shares.

Large-Cap Risk: Large cap risk is the risk that stocks of larger companies may underperform relative to those of small and mid-sized companies. Large cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Market Risk: Market risk is the risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

Management Risk: The value of your investment may decrease if the sub-advisor’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

This Fund should only be purchased by investors seeking capital appreciation who can withstand the share price volatility of equity investing and seek exposure to large cap stocks. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund’s investments and risks under the “Investment Strategies and Risks” section of the Fund’s Prospectus.

The Fund’s Performance

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1 year and since inception compare with the Russell 1000 Growth Index and the S&P 500 Index. The bar chart does not reflect any sales charges, which would reduce your return. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

Capital Appreciation Fund — Class A Total Return as of December 31

Best Quarter:  4th Quarter 2011 +11.75%       Worst Quarter:  3rd Quarter 2011 -13.01%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The after-tax returns shown in the table are for Class A shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class A after-tax returns.

Average Annual Total Returns

For the period ended December 31, 2011

Capital Appreciation Fund	1 Year	Since Inception (09-30-09)
Class A Return Before Taxes	-6.31%	3.56%
Class A Return After Taxes on Distributions	-6.42%	3.02%
Class A Return After Taxes on Distributions and Sale of Fund Shares	-3.95%	2.76%
Class C Return Before Taxes	-2.26%	5.55%
Class Y Return Before Taxes	-0.27%	6.63%
Institutional Shares Return Before Taxes
Russell 100 Growth Index (reflects no deductions for fees, expenses or taxes)	2.64%	12.07%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	2.11%	10.09%

Investment Advisor	Investment Sub-Advisor

Touchstone Advisors, Inc.	Farr, Miller & Washington LLC

Portfolio Manager(s)

Michael K. Farr

President and Chief Investment Officer

Managing the Fund since 2009

Taylor McGowan, CFA

Principal, Portfolio Manager and Director of Research

Managing the Fund since 2009

Buying and Selling Fund Shares

On February 16, 2012, the Board of Trustees of the Touchstone Funds Group Trust unanimously voted to close and liquidate the Fund.  This decision was made after careful consideration of the Fund’s asset size and prospects for future growth.  In connection with the decision to close and liquidate the Fund, the Fund was closed to new and subsequent investments effective as of the close of business February 17, 2012, except that the Fund may continue to accept systematic contributions from defined contribution and similar plans until such time as it is administratively feasible to terminate these arrangements.

The Fund will be closed and liquidated on or about March 23, 2012 (the “liquidation date”).  If you still hold shares of the Fund on the liquidation date, we will automatically redeem your shares for cash and remit the proceeds to you (via check or wire) based on the instructions listed on your account.

If you participate in an Automatic Investment Plan, automatic deductions will no longer be made from your bank account on or after March 23, 2012.  If you participate in a Systematic Withdrawal Plan, automatic withdrawals will no longer be made from your Fund account after the liquidation date.

If you hold Fund shares through a Touchstone IRA account, and we do not receive instructions on the disposition of your shares by the liquidation date, we will exchange your shares into the Touchstone Money Market Fund.

As shareholders redeem shares of the Fund between the date of this Prospectus and the liquidation date, the Fund may not be able to continue to invest its assets in accordance with its stated investment policies.  Accordingly, the Fund may deviate from its stated investment policies during the period between the date of this Prospectus and the liquidation date.

The sale or liquidation of your shares will generally be a taxable event.  You should consult your personal tax advisor concerning your particular tax situation.

You may obtain additional information by calling Touchstone at 1-800-543-0407.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Shares that are held in a tax-deferred account may be taxed as ordinary or capital gains once they are withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TOUCHSTONE TOTAL RETURN BOND FUND SUMMARY

The Fund’s Investment Goal

The Touchstone Total Return Bond Fund seeks current income. Capital appreciation is a secondary goal.

The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds. More information about these and other discounts is available from your financial professional and in the section entitled “Choosing a Class of Shares” in the Fund’s Prospectus on page 92 and in the section entitled “Purchase and Redemption of Shares” in the Fund’s Statement of Additional Information on page 92.

	Class A	Class C	Class Y		Institutional
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	4.75%	None	None		None
Maximum Deferred Sales Charge (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None		None
Wire Redemption Fee	Up to $15	Up to $15	Up to $15		Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.35%	0.35%	0.35%		0.35%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None		None
Other Expenses	1.09%	1.20%	0.78%		0.86%
Total Annual Fund Operating Expenses	1.69%	2.55%	1.13%		1.21%
Fee Waiver and/or Expense Reimbursement(2)	0.79%	0.90%	0.48	%(3)	0.71%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.90%	1.65%	0.65	%(3)	0.50%

(1)          “Management Fees” have been restated to reflect that the Board of Trustees approved a change to the Fund’s advisory fee schedule effective April 19, 2011.  Under the previous fee schedule, the Fund paid a fee of 0.45% of the first $100 million of average net assets, 0.425% of the next $150 million of average net assets and 0.40% on assets over $250 million.  Under the amended fee schedule, the Fund pays a fee of 0.35% of average daily net assets.

(2)          Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 0.90%, 1.65%, 0.65% and 0.50% for Class A shares, Class C shares, Class Y shares and Institutional shares, respectively.  This expense limitation will remain in effect until at least January 27, 2013 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders. The terms of Touchstone Advisors’ contractual waiver agreement provide that Touchstone Advisors is entitled to recover, subject to approval by the Fund’s Board of Trustees, such amounts waived or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s operating expenses are below the expense limitation amount. See the discussion entitled “Contractual Fee Waiver Agreement” under the section entitled “The Funds’ Management” in the Fund’s Prospectus for more information.

(3)          Expenses shown above have been restated to reflect a change in the Fund’s contractual fee waiver and will differ from the expenses reflected in the Fund’s Annual Report for the fiscal year ended September 30, 2011.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting the one year contractual fee waiver). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period				Assuming No Redemption
	Class A	Class C	Class Y	Institutional	Class C
1 Year	$562	$268	$66	$51	$168
3 Years	$909	$708	$311	$314	$708
5 Years	$1,278	$1,275	$576	$597	$1,275
10 Years	$2,315	$2,818	$1,332	$1,403	$2,818

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 7% of the average value of its portfolio.

The Fund’s Principal Investment Strategies

The Touchstone Total Return Bond Fund invests, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in fixed income securities. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders. Fixed income securities consist of U.S. government obligations, corporate debt obligations, mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, non-investment grade corporate debt obligations, structured notes and foreign government debt obligations.  U.S. and foreign government obligations include direct government obligations and those of government agencies and instrumentalities. Corporate debt obligations include corporate bonds, debentures, notes and other similar instruments of U.S. and foreign corporations. Investment grade fixed income securities include securities rated BBB- or higher by Standard & Poor’s Corporation (“S&P”) or Baa3 or higher by Moody’s Investors Services, Inc. (“Moody’s”) or, if unrated by S&P or Moody’s, determined by the sub-advisor, EARNEST Partners LLC (“EARNEST”), to be of comparable quality.  The Fund may purchase foreign government securities of both developed and emerging market countries. The Fund will generally invest at least 80% of its total assets in investment-grade debt securities including sovereign debt obligations of developed countries, but may invest up to 20% of its total assets in non-investment grade debt securities, which are sometimes referred to as “junk bonds,” including government securities of emerging market countries and non-investment grade corporate bonds. The Fund may invest up to 20% of its assets in securities denominated in a foreign currency.

In selecting investments for the Fund, EARNEST employs a bottom-up investment process that seeks to maximize duration-adjusted total return by investing in market sectors or securities it considers undervalued for their risk characteristics. EARNEST accomplishes this through the implementation of a proprietary “GAP” Framework, fundamental review and risk management process. The first step involves a screening of the investible universe applying EARNEST’s proprietary GAP model that calculates expected yield levels for various sectors and securities in comparison to actual yield levels. The GAP Framework analysis incorporates such factors as quality, duration, liquidity, and the relationship between price and yield. The second step involves in-depth, fundamental security analysis which focuses on credit risk, cash flow risk, credit spread volatility, the historical yield relationship between a security and the corresponding benchmark, and current market technical forces (i.e. supply and demand factors). The third and final step of the investment process integrates EARNEST’s risk management techniques and fundamental analysis to construct a portfolio that strives to maximize yield while minimizing the risks inherent in fixed income investing. The portfolio is diversified, holding 50 to 150 securities. Securities are sold once valuation targets are met, a fundamental change to EARNEST’s credit analysis occurs, or to alter the overall risk characteristics of the portfolio.

The securities in which the Fund invests may pay interest at fixed rates, variable rates, or subject to reset terms.  In addition, these securities may make principal payments that are fixed, variable or both. The Fund may also invest in zero coupon securities.

The Principal Risks

The Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments The Fund is subject to the principal risks summarized below.

Credit Risk: The securities in the Fund’s portfolio are subject to the possibility that a deterioration, whether sudden or gradual, in the financial condition of an issuer, or a deterioration in general economic conditions, could cause an issuer to fail to make timely payments of principal or interest, when due. This may cause the issuer’s securities to decline in value.

Prepayment Risk: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Prepayment risk is more prevalent during periods of falling interest rates.

Market Risk:  The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. When markets are volatile, the Fund may not be able to buy or sell securities at favorable prices and the Fund may lose money.

Interest Rate Risk: As interest rates rise, the value of fixed income securities the Fund owns will likely decrease. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure of the expected life, taking into account any prepayment or call features of the security, of a fixed income security that is used to determine the price sensitivity of the security for a given change in interest rates. Specifically, duration is the change in the value of a fixed income security that will result from a 1% change in interest rates, and generally is stated in years. Maturity, on the other hand, is the date on which a fixed income security becomes due for payment of principal.

Investment Grade Debt Securities Risk: Investment grade debt securities may be downgraded by a Nationally Recognized Statistical Rating Organization (“NRSRO”) to below investment grade status, which would increase the risk of holding these securities or a rating may become stale in that it fails to reflect changes to an issuer’s financial condition. Investment-grade debt securities rated in the lowest rating category by an NRSRO involve a higher degree of risk than fixed-income securities in the higher-rating categories. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Rating Agency Risk: Ratings represent an NRSRO’s opinion regarding the quality of the security and are not a guarantee of quality. NRSROs may fail to make timely credit ratings in response to subsequent events. In addition, NRSROs are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

U.S. Government Securities Risk: The Fund’s U.S. government securities are not guaranteed against price movements due to changing interest rates. Securities issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. In addition, securities issued by agencies such as the Federal National Mortgage Association (“Fannie Mae”) are supported only by the credit of the issuing agency and any associated collateral. Some government agencies may not be backed by the full faith and credit of the U.S. government which may increase the risk of loss of investment.

Foreign Securities Risk: Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. These currency movements may happen separately from, or in response to, events that do not otherwise affect the value of the security in the issuer’s home country. There is a risk that foreign securities may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist. There is risk associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays.  Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors. Over-the-counter securities may also be less liquid than exchange-traded securities.

Emerging Markets Risk: Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Sovereign Debt Risk: The actions of foreign governments concerning their respective economies could have an important effect on their ability or willingness to service their sovereign debt. Such actions could have significant effects on market conditions and on the prices of securities and instruments held by the Fund, including the securities and instruments of foreign private issuers. Factors which may influence the ability or willingness of foreign sovereigns to service debt include, but are not limited to: the availability of sufficient foreign exchange on the date payment is due; the relative size of its debt service burden to the economy as a whole; its balance of payments (including export performance) and cash flow situation; its access to international credits and investments; fluctuations in interest and currency rates and reserves; and its government’s policies towards the International Monetary Fund, the World Bank and other international agencies. If a foreign sovereign defaults on all or a portion of its foreign debt, the Fund may have limited legal recourse against the issuer and/or guarantor. In some cases, remedies must be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the prevailing country which could substantially delay or defeat any recovery.

Mortgage-Backed Securities Risk: Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancing, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average duration of the Fund’s mortgage-backed securities and, therefore, to fully assess the interest rate risk of the Fund. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the cases of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

Asset-Backed Securities Risk: Asset-backed securities are fixed income securities backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. Even with a credit enhancement by a third party, there is still risk of loss. There could be inadequate collateral or no collateral for asset-backed securities. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and, at times, the financial condition of the issuer. Some asset-backed securities also may receive prepayments that can change the securities’ effective durations.

Non-Investment Grade Debt Securities Risk: Non-investment grade debt securities are sometimes referred to as “junk bonds” and are considered speculative with respect to their issuers’ ability to make payments of interest and principal.  There is a high risk that the Fund could suffer a loss from investments in non-investment grade debt securities caused by the default of an issuer of such securities. Part of the reason for this high risk is that, in the event of a default or bankruptcy, holders of non-investment grade debt securities generally will not receive payments until the holders of all other debt have been paid. In addition, the market for non-investment grade debt securities has, in the past, had more frequent and larger price changes than the markets for other securities.  Non-investment grade debt securities can also be more difficult to sell for good value.

Management Risk: The value of your investment may decrease if the sub-advisor’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

Event Risk: Securities may decline in credit quality and market value due to issuer restructurings, mergers, consolidations, reorganizations, tender or exchange offers, or other factors.

This Fund should only be purchased by investors seeking high current income with reasonable risk to capital who can withstand share price volatility, and who seek exposure to fixed income securities. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund’s investments and risks under the “Investment Strategies and Risks” section of the Fund’s Prospectus.

The Fund’s Performance

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1 year, 5 years and 10 years compare with the Barclays Capital Aggregate Bond Index. The bar chart does not reflect any sales charges, which would reduce your return. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

Total Return Bond Fund — Class Y Total Return as of December 31

Best Quarter:  3rd Quarter 2009 +7.77%         Worst Quarter:  2nd Quarter 2004 -2.62%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The after-tax returns shown in the table are for Class Y shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class Y after-tax returns.

Class Y shares began operations on November 15, 1991.  Class A shares began operations on August 16, 2010 and Class C and Institutional shares began operations on August 1, 2011.  The Class A shares performance information is calculated using the historical performance of Class Y shares for periods prior to August 16, 2010.  Performance for this period has been restated to reflect the impact of the Class A shares fees and expenses.  Class C and Institutional Shares performance information is calculated using the historical performance of Class Y shares for the periods prior to August 1, 2011.  Performance for this period for Class C shares has been restated to reflect the impact of the Class C fees and expenses.

For information on the prior history of the Fund, please see the section entitled “The Trust” in the Fund’s Statement of Additional Information.

Average Annual Total Returns

For the period ended December 31, 2011

Total Return Bond Fund	1 Year	5 Years	10 Years
Class Y Return Before Taxes	8.10%	7.22%	6.19%
Class Y Return After Taxes on Distributions	6.65%	5.39%	4.47%
Class Y Return After Taxes on Distributions and Sale of Fund Shares	5.22%	5.09%	4.28%
Class A Return Before Taxes	2.56%	5.92%	5.41%
Class C Return Before Taxes	6.02%	6.16%	5.14%
Institutional Shares Return Before Taxes	8.14%	7.23%	6.20%
Barclays Capital Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	7.84%	6.50%	5.78%

Investment Advisor	Investment Sub-Advisor

Touchstone Advisors, Inc.	EARNEST Partners LLC

Portfolio Manager(s)

Douglas Folk, CFA

Partner

Managing the Fund since 2011

Chris Fitze, CFA

Portfolio Manager and Research Analyst

Managing the Fund since 2011

Ryan Kelly, CFA

Investment Manager

Managing the Fund since 2011

Buying and Selling Fund Shares

Minimum Investment Requirements

	Class A and Class C		Class Y
	Initial Investment	Additional Investment	Initial Investment	Additional Investment
Regular Account	$2,500	$50	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50	N/A	N/A
Investments through the Automatic Investment Plan	$100	$50	N/A	N/A

	Institutional
	Initial Investment	Additional Investment
Regular Account	$500,000	$50

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading.  Class A shares and Class C shares may be purchased and sold directly from Touchstone Securities, Inc. or through your financial advisor. Class Y shares are available only through your financial institution. Institutional shares are available through Touchstone Securities, Inc. or your financial institution. For more information about buying and selling shares see the section “Investing with Touchstone” of the Fund’s Prospectus or call 1.800.543.0407.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Shares that are held in a tax-deferred account may be taxed as ordinary or capital gains once they are withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TOUCHSTONE EMERGING MARKETS EQUITY FUND SUMMARY

The Fund’s Investment Goal

The Touchstone Emerging Markets Equity Fund seeks capital appreciation.

The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds. More information about these and other discounts is available from your financial professional and in the section entitled “Choosing a Class of Shares” in the Fund’s Prospectus on page 92 and in the section entitled “Purchase and Redemption of Shares” in the Fund’s Statement of Additional Information on page 92.

	Class A	Class C	Class Y	Institutional
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None	None
Wire Redemption Fee	Up to $15	Up to $15	Up to $15	Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.10%	1.10%	1.10%	1.10%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.60%	0.72%	0.38%	0.33%
Acquired Fund Fees and Expenses (AFFE)(1)	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.96%	2.83%	1.49%	1.44%
Fee Waiver and/or Expense Reimbursement(2)	0.21%	0.33%	0.00%	0.09%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.75%	2.50%	1.49%	1.35%

(1)The total annual fund operating expenses do not correlate to the ratio of expenses that are included in the Fund’s Annual Report dated September 30, 2011 because the Annual Report does not include Acquired Fund Fees and Expenses.

(2)Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 1.74%, 2.49%, 1.49% and 1.34% for Class A shares, Class C shares, Class Y shares and Institutional shares, respectively.  This expense limitation will remain in effect until at least January 27, 2013 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders. The terms of Touchstone Advisors’ contractual waiver agreement provide that Touchstone Advisors is entitled to recover, subject to approval by the Fund’s Board of Trustees, such amounts waived or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s operating expenses are below the expense limitation amount. See the discussion entitled “Contractual Fee Waiver Agreement” under the section entitled “The Funds’ Management” in the Fund’s Prospectus for more information.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting the one year contractual fee waiver). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period				Assuming No Redemption
	Class A	Class C	Class Y	Institutional	Class C
1 Year	$743	$353	$152	$137	$253
3 Years	$1,136	$846	$471	$447	$846
5 Years	$1,553	$1,465	$813	$778	$1,465
10 Years	$2,713	$3,133	$1,779	$1,716	$3,133

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.

The Fund’s Principal Investment Strategies

The Touchstone Emerging Markets Equity Fund invests, under normal market conditions, at least 80% of its net assets (including borrowings for investment purposes) in equity securities, which includes common stock, preferred stock, convertible bonds and warrants, of companies located in emerging markets. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders. For purposes of the Fund, an emerging market is one:

•                  That is included in the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index;

•                  That is considered by the sub-advisor, AGF Investments America Inc. (“AGF”), to have an economy and financial system comparable to countries included in the MSCI Emerging Markets Index based on a country’s economic development, size, liquidity and market accessibility and technically meets the existing MSCI market classification framework for inclusion in the MSCI Emerging Markets Index when it is reviewed; or

•                  Whose economic activity and capital markets are dependent on emerging market countries.  Examples include Hong Kong and Singapore.

The Fund invests in securities of companies operating in a broad range of industries.  AGF invests in businesses that it believes are mispriced by the market and that are expected to generate positive and sustainable earnings growth. AGF believes that these companies should be able to achieve positive economic profits over time. In assessing company valuations, AGF uses the Economic Value-Added (“EVA”) approach and considers factors such as cash flow return on investment, franchise value, competitive advantage, and investment profile.

In-depth, proprietary fundamental research conducted globally by the team of portfolio managers and analysts is used to seek emerging market securities with sustainable earnings growth prospects that are not recognized by the market, and are priced at attractive valuations. The Fund generally holds 70 to 90 securities and attempts to broadly diversify its investments among securities and countries by limiting its exposure to a particular company or country. The Fund’s weight in any individual country is limited to 20% at purchase. The Fund may attempt to hedge against currency risks associated with its portfolio securities by using forward foreign currency exchange contracts.

AGF generally considers selling a security when it reaches fair value estimate, when earnings forecasts do not appear to justify the current price, when there has been or there is an expectation of an adverse change in the company’s fundamentals, or when other opportunities appear more attractive.

The Fund may invest in companies of any size in seeking to achieve its investment goal. These securities may be traded over the counter or listed on an exchange.

The Principal Risks

The Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments. The Fund is subject to the principal risks summarized below.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.

Foreign Securities Risk: Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. These currency movements may happen separately from, or in response to, events that do not otherwise affect the value of the security in the issuer’s home country. There is a risk that foreign securities may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist. There is risk associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays. Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors. Over-the-counter securities may also be less liquid than exchange-traded securities.

Forward Currency Exchange Contract Risk: A forward foreign currency exchange contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. Forward foreign currency exchange contracts may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains, do not protect against fluctuations in the value of the underlying position and are subject to counterparty risk.

Depositary Receipts Risk: Foreign receipts, which include American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”), are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer. ADRs may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights with respect to the deposited security. The risks of depositary receipts include many risks associated with investing directly in foreign securities, such as individual country risk and liquidity risk. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.

Emerging Markets Risk: Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Market Risk: Market risk is the risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

Management Risk: The value of your investment may decrease if the sub-advisor’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

Preferred Stock Risk: Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, which can have a negative impact on the stock’s price when interest rates decline.

Convertible Securities Risk: Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

This Fund should only be purchased by investors seeking capital appreciation who can withstand the share price volatility of emerging markets investing. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund’s investments and risks under the “Investment Strategies and Risks” section of the Fund’s Prospectus.

The Fund’s Performance

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1 year and since inception compare with the MSCI Emerging Markets Index. The bar chart does not reflect any sales charges, which would reduce your return. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

Emerging Markets Equity Fund — Class A Total Return as of December 31

Best Quarter: 3rd Quarter 2010 +18.39%	Worst Quarter: 3rd Quarter 2011 -18.02%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The after-tax returns shown in the table are for Class A shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class A after-tax returns.

Average Annual Total Returns

For the period ended December 31, 2011

	1 Year	Since Inception (09-30-09)
Emerging Markets Equity Fund
Class A Return Before Taxes	-20.35%	2.49%
Class A Return After Taxes on Distributions	-20.46%	2.40%
Class A Return After Taxes on Distributions and Sale of Fund Shares	-12.93%	2.15%
Class C Return Before Taxes	-16.93%	4.44%
Class Y Return Before Taxes	-15.21%	5.53%
Institutional Shares Return Before Taxes	-15.20%	5.65%
MSCI Emerging Markets Index (reflects no deductions for fees, expenses or taxes)	-18.17%	2.62%

Investment Advisor	Investment Sub-Advisor

Touchstone Advisors, Inc.	AGF Investments America, Inc.

Portfolio Manager(s)

Patricia Perez-Coutts, CFA

Portfolio Manager

Managing the Fund since 2009

Stephen Way, CFA

Portfolio Manager

Managing the Fund since 2009

Buying and Selling Fund Shares

Minimum Investment Requirements

	Class A and Class C		Class Y
	Initial Investment	Additional Investment	Initial Investment	Additional Investment
Regular Account	$2,500	$50	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50	N/A	N/A
Investments through the Automatic Investment Plan	$100	$50	N/A	N/A

	Institutional
	Initial Investment	Additional Investment
Regular Account	$500,000	$50

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading.  Class A shares and Class C shares may be purchased and sold directly from Touchstone Securities, Inc. (“Touchstone”) or through your financial advisor. Class Y shares are available only through your financial institution. Institutional shares are available through Touchstone or your financial institution. For more information about buying and selling shares see the section “Investing with Touchstone” of the Fund’s Prospectus or call 1.800.543.0407.

All classes of the Emerging Markets Equity Fund (the “Fund”) were closed to new accounts effective as of the close of business on February 28, 2011 (the “Closing Date”), except that the Fund continued to accept investments from certain institutional investors and systematic contributions from defined contribution and similar plans. Effective as of the close of business on March 19, 2012 existing shareholders will no longer be permitted to make additional investments in any account that holds shares of the Fund, except for certain institutional investors and certain defined benefit plans identified by the Advisor. Touchstone Funds reserves the right to reopen the Fund to new investors at a future date, to make additional exceptions, to limit the above exceptions or otherwise to modify the foregoing closure policy for any reason.  You may obtain additional information by calling Touchstone at 1.800.543.0407.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Shares that are held in a tax-deferred account may be taxed as ordinary or capital gains once they are withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TOUCHSTONE EMERGING MARKETS EQUITY FUND II SUMMARY

The Fund’s Investment Goal

The Touchstone Emerging Markets Equity Fund II seeks capital appreciation.

The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds. More information about these and other discounts is available from your financial professional and in the section entitled “Choosing a Class of Shares” in the Fund’s Prospectus on page 92 and in the section entitled “Purchase and Redemption of Shares” in the Fund’s Statement of Additional Information on page 92.

	Class A	Class C	Class Y	Institutional
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None	None
Wire Redemption Fee	Up to $15	Up to $15	Up to $15	Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.10%	1.10%	1.10%	1.10%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses(1)	3.21%	3.21%	3.21%	3.06%
Acquired Fund Fees and Expenses (AFFE)(2)	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	4.57%	5.32%	4.32%	4.17%
Fee Waiver and/or Expense Reimbursement(2)	2.82%	2.82%	2.82%	2.82%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(3)	1.75%	2.50%	1.50%	1.35%

(1)“Other Expenses” are based on estimated amounts for the current fiscal year.

(2)The total annual fund operating expenses do not correlate to the ratio of expenses that are included in the Fund’s Annual Report dated September 30, 2011 because the Annual Report does not include Acquired Fund Fees and Expenses.

(3)Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 1.74%, 2.49%, 1.49% and 1.34% for Class A shares, Class C shares, Class Y shares and Institutional shares, respectively.  This expense limitation will remain in effect until at least January 27, 2013 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders. The terms of Touchstone Advisors’ contractual waiver agreement provide that Touchstone Advisors is entitled to recover, subject to approval by the Fund’s Board of Trustees, such amounts waived or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s operating expenses are below the expense limitation amount. See the discussion entitled “Contractual Fee Waiver Agreement” under the section entitled “The Fund’s Management” in the Fund’s Prospectus for more information.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting the one year contractual fee waiver). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period				Assuming No Redemption
	Class A	Class C	Class Y	Institutional	Class C
1 Year	$743	$353	$153	$137	$253
3 Years	$1,636	$1,340	$1,053	$1,009	$1,340

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  From its commencement of operations on April 18, 2011 through September 30, 2011, the Fund’s portfolio turnover rate was 112% of the average value of its portfolio.

The Fund’s Principal Investment Strategies

The Touchstone Emerging Markets Equity Fund II invests, under normal market conditions, at least 80% of its net assets (including borrowings for investment purposes) in equity securities, which includes common stock, preferred stock, convertible bonds and warrants, of companies located in emerging markets. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders. For purposes of the Fund, an emerging market is one:

•                  That is included in the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index;

•                  That is considered by the sub-advisor, AGF Investments America Inc. (“AGF”), to have an economy and financial system comparable to countries included in the MSCI Emerging Markets Index based on a country’s economic development, size, liquidity and market accessibility and technically meets the existing MSCI market classification framework for inclusion in the MSCI Emerging Markets Index when it is reviewed; or

•                  Whose economic activity and capital markets are dependent on emerging market countries. Examples include Hong Kong and Singapore.

The Fund invests in securities of companies operating in a broad range of industries.  AGF invests in businesses that it believes are mispriced by the market and that are expected to generate positive and sustainable earnings growth. AGF believes that these companies should be able to achieve positive economic profits over time.  In assessing company valuations, AGF uses the Economic Value-Added (“EVA”) approach and considers factors such as cash flow return on investment, franchise value, competitive advantage, and investment profile.

In-depth, proprietary fundamental research conducted globally by the team of portfolio managers and analysts is used to seek emerging market securities with sustainable earnings growth prospects that are not recognized by the market, and are priced at attractive valuations.  The Fund generally holds 50 to 70 securities and attempts to broadly diversify its investments among securities and countries by limiting its exposure to a particular company or country.  The Fund’s weight in any individual country is limited to 20% at purchase.  The Fund may attempt to hedge against currency risks associated with its portfolio securities by using forward foreign currency exchange contracts. AGF generally considers selling a security when it reaches fair value estimate, when earnings forecasts do not appear to justify the current price, when there has been or there is an expectation of an adverse change in the company’s fundamentals, or when other opportunities appear more attractive.

The Fund invests primarily in medium to large capitalization companies in seeking to achieve its investment goal.  Medium to large capitalization companies are defined as those companies with market capitalizations of $1.5 billion or greater.  These securities may be traded over the counter or listed on an exchange.

The Principal Risks

The Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments.

The Fund is subject to the principal risks summarized below.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time.  Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.

Mid Cap Risk: The Fund is subject to the risk that medium capitalization stocks may underperform other types of stocks or the equity markets as a whole. Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

Large Cap Risk: Large cap risk is the risk that stocks of larger companies may underperform relative to those of small and mid-sized companies. Large capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Foreign Securities Risk: Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. These currency movements may happen separately from, or in response to, events that do not otherwise affect the value of the security in the issuer’s home country.  There is a risk that foreign securities may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist.  There is risk associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays.  Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors. Over-the-counter securities may also be less liquid than exchange-traded securities.

Forward Currency Exchange Contract Risk: A forward foreign currency exchange contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. Forward foreign currency exchange contracts may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains, do not protect against fluctuations in the value of the underlying position and are subject to counterparty risk.

Depositary Receipts Risk: Foreign receipts, which include American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”), are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer. ADRs may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights with respect to the deposited security. The risks of depositary receipts include many risks associated with investing directly in foreign securities, such as individual country risk and liquidity risk. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.

Emerging Markets Risk: Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Market Risk: Market risk is the risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

Management Risk: The value of your investment may decrease if the sub-advisor’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

Preferred Stock Risk: Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, which can have a negative impact on the stock’s price when interest rates decline.

Convertible Securities Risk: Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

This Fund should only be purchased by investors seeking capital appreciation who can withstand the share price volatility of emerging markets investing. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund’s investments and risks under the “Investment Strategies and Risks” section of the Fund’s Prospectus.

The Fund’s Performance

The Fund’s performance information is only shown when the Fund has had a full calendar year of operations.  Since the Fund began operations in April 2011, there is no performance information included in this Prospectus.

Investment Advisor	Investment Sub-Advisor

Touchstone Advisors, Inc.	AGF Investments America Inc.

Portfolio Manager(s)

Patricia Perez-Coutts, CFA

Portfolio Manager

Managing the Fund since 2011

Stephen Way, CFA

Portfolio Manager

Managing the Fund since 2011

Buying and Selling Fund Shares

Minimum Investment Requirements

	Class A and Class C		Class Y
	Initial Investment	Additional Investment	Initial Investment	Additional Investment
Regular Account	$2,500	$50	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50	N/A	N/A
Investments through the Automatic Investment Plan	$100	$50	N/A	N/A

	Institutional
	Initial Investment	Additional Investment
Regular Account	$500,000	$50

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading.  Class A shares and Class C shares may be purchased and sold directly from Touchstone Securities, Inc. (“Touchstone”) or through your financial advisor. Class Y shares are available only through your financial institution. Institutional shares are available through Touchstone or your financial institution. For more information about buying and selling shares see the section “Investing with Touchstone” of the Fund’s Prospectus or call 1.800.543.0407.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Shares that are held in a tax-deferred account may be taxed as ordinary or capital gains once they are withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TOUCHSTONE GLOBAL EQUITY FUND SUMMARY

The Fund’s Investment Goal

The Touchstone Global Equity Fund seeks capital appreciation.

The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds. More information about these and other discounts is available from your financial professional and in the section entitled “Choosing a Class of Shares” in the Fund’s Prospectus on page 92 and in the section entitled “Purchase and Redemption of Shares” in the Fund’s Statement of Additional Information on page 92.

	Class A	Class C	Class Y	Institutional
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None	None
Wire Redemption Fee	Up to $15	Up to $15	Up to $15	Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	3.03%	9.58%	6.44%	1.75%
Acquired Fund Fees and Expenses (AFFE)(1)	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	4.14%	11.44%	7.30%	2.61%
Fee Waiver and/or Expense Reimbursement(2)	2.79%	9.34%	6.20%	1.66%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.35%	2.10%	1.10%	0.95%

(1)The total annual fund operating expenses do not correlate to the ratio of expenses that are included in the Fund’s Annual Report dated September 30, 2011 because the Annual Report does not include Acquired Fund Fees and Expenses.

(2)Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 1.34%, 2.09%, 1.09% and 0.94% for Class A shares, Class C shares, Class Y shares and Institutional shares, respectively.  This expense limitation will remain in effect until at least January 27, 2013 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders. The terms of Touchstone Advisors’ contractual waiver agreement provide that Touchstone Advisors is entitled to recover, subject to approval by the Fund’s Board of Trustees, such amounts waived or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s operating expenses are below the expense limitation amount. See the discussion entitled “Contractual Fee Waiver Agreement” under the section entitled “The Funds’ Management” in the Fund’s Prospectus for more information.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting the one year contractual fee waiver).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period				Assuming No Redemption
	Class A	Class C	Class Y	Institutional	Class C
1 Year	$705	$313	$112	$97	$213
3 Years	$1,520	$2,418	$1,594	$653	$2,418
5 Years	$2,350	$4,349	$3,009	$1,236	$4,349
10 Years	$4,488	$8,186	$6,271	$2,820	$8,186

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 64% of the average value of its portfolio.

The Fund’s Principal Investment Strategies

The Touchstone Global Equity Fund invests, under normal conditions, at least 80% of its net assets (including borrowings for investment purposes) in U.S. and foreign, including emerging market countries, equity securities, which includes common stock, preferred stock and warrants.  This is a non-fundamental policy that the Fund can change upon 60 days’ prior notice to shareholders. The Fund will invest significantly (generally 40% or more of the Fund’s assets) in equity securities of companies domiciled outside the U.S. or with significant business operations (defined as companies with at least 40% of revenue, assets, income or expenditure outside the U.S.) and/or assets outside the U.S.

The Fund will invest in equity securities of companies without regard to market capitalization that the sub-advisor, Bedlam Asset Management PLC (“Bedlam”), believes are attractively priced in consideration of their growth prospects.  For each company considered for inclusion in the Fund, Bedlam assesses the current and expected future fundamentals of the company’s industry and sector; evaluates the company’s financial statements and its earnings quality; identifies the key drivers of the company’s earnings and cash flow; and develops proprietary forecasts of the company’s earnings and free cash flow.  Bedlam requires a company’s expected free cash flow yield or earnings yield over the subsequent two years to be at least 20% greater than Bedlam’s estimate of the company’s cost of equity capital.  The Fund will generally invest in at least eight countries and will hold approximately 30 to 50 securities.  Bedlam generally sells a security when it reaches its fair value estimate as determined by Bedlam, when earnings forecasts do not justify the current price, when there has been or there is an expectation of an adverse change in the company’s fundamentals or the sector fundamentals, or when other opportunities appear more attractive.

The Principal Risks

The Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments. The Fund is subject to the principal risks summarized below.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.

Foreign Securities Risk: Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. These currency movements may happen separately from, or in response to, events that do not otherwise affect the value of the security in the issuer’s home country.  There is a risk that foreign securities may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist.  There is risk associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays.  Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors. Over-the-counter securities may also be less liquid than exchange-traded securities.

Depositary Receipts Risk: Foreign receipts, which include American Depositary Receipts (“ADRs”), are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer. ADRs may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights with respect to the deposited security. The risks of depositary receipts include many risks associated with investing directly in foreign securities, such as individual country risk and liquidity risk. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.

Emerging Markets Risk: Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Market Risk: Market risk is the risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

Management Risk: The value of your investment may decrease if the sub-advisor’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

Preferred Stock Risk: Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, which can have a negative impact on the stock’s price when interest rates decline.

This Fund should only be purchased by investors seeking capital appreciation who can withstand the share price volatility of global equity investing. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund’s investments and risks under the “Investment Strategies and Risks” section of the Fund’s Prospectus.

The Fund’s Performance

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1 year and since inception compare with the MSCI All Country World Index. The bar chart does not reflect any sales charges, which would reduce your return. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

Global Equity Fund — Class A Total Return as of December 31

Best Quarter:  3rd Quarter 2010 +12.82%       Worst Quarter:  3rd Quarter 2011 -14.93%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The after-tax returns shown in the table are for Class A shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class A after-tax returns.

Average Annual Total Returns

For the period ended December 31, 2011

	1 Year	Since Inception (09-30-09)
Global Equity Fund
Class A Return Before Taxes	-16.04%	-0.32%
Class A Return After Taxes on Distributions	-17.46%	-1.21%
Class A Return After Taxes on Distributions and Sale of Fund Shares	-8.89%	-0.38%
Class C Return Before Taxes	-12.41%	1.56%
Class Y Return Before Taxes	-10.73%	2.58%
Institutional Shares Return Before Taxes	-10.53%	2.73%
MSCI All Country World Index (reflects no deductions for fees, expenses or taxes)	-6.86%	4.56%

Investment Advisor	Investment Sub-Advisor

Touchstone Advisors, Inc.	Bedlam Asset Management PLC

Portfolio Manager(s)

Jonathan Compton
Managing Director
Managed the Fund since 2009

Ian McCallum
Director and CIO
Managed the Fund since 2009

Buying and Selling Fund Shares

Minimum Investment Requirements

	Class A and Class C		Class Y
	Initial Investment	Additional Investment	Initial Investment	Additional Investment
Regular Account	$2,500	$50	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50	N/A	N/A
Investments through the Automatic Investment Plan	$100	$50	N/A	N/A

	Institutional
	Initial Investment	Additional Investment
Regular Account	$500,000	$50

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading.  Class A shares and Class C shares may be purchased and sold directly from Touchstone Securities, Inc. (“Touchstone”) or through your financial advisor. Class Y shares are available only through your financial institution. Institutional shares are available through Touchstone or your financial institution. For more information about buying and selling shares see the section “Investing with Touchstone” of the Fund’s Prospectus or call 1.800.543.0407.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Shares that are held in a tax-deferred account may be taxed as ordinary or capital gains once they are withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TOUCHSTONE GLOBAL REAL ESTATE FUND SUMMARY

The Fund’s Investment Goal

The Touchstone Global Real Estate Fund seeks capital appreciation.

The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds. More information about these and other discounts is available from your financial professional and in the section entitled “Choosing a Class of Shares” in the Fund’s Prospectus on page 92 and in the section entitled “Purchase and Redemption of Shares” in the Fund’s Statement of Additional Information on page 92.

	Class A	Class C	Class Y	Institutional
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None	None
Wire Redemption Fee	Up to $15	Up to $15	Up to $15	Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	2.50%	9.28%	8.69%	2.35%
Total Annual Fund Operating Expenses	3.55%	11.08%	9.49%	3.15%
Fee Waiver and/or Expense Reimbursement(1)	2.16%	8.94%	8.35%	2.16%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.39%	2.14%	1.14%	0.99%

(1)Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 1.39%, 2.14%, 1.14% and 0.99% for Class A shares, Class C shares, Class Y shares and Institutional shares, respectively.  This expense limitation will remain in effect until at least January 27, 2013 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders. The terms of Touchstone Advisors’ contractual waiver agreement provide that Touchstone Advisors is entitled to recover, subject to approval by the Fund’s Board of Trustees, such amounts waived or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s operating expenses are below the expense limitation amount. See the discussion entitled “Contractual Fee Waiver Agreement” under the section entitled “The Funds’ Management” in the Fund’s Prospectus for more information.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting the one year contractual fee waiver).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period				Assuming No Redemption
	Class A	Class C	Class Y	Institutional	Class C
1 Year	$708	$317	$116	$101	$217
3 Years	$1,412	$2,360	$2,000	$768	$2,360
5 Years	$2,136	$4,250	$3,718	$1,461	$4,250
10 Years	$4,040	$8,057	$7,383	$3,307	$8,057

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 85% of the average value of its portfolio.

The Fund’s Principal Investment Strategies

The Touchstone Global Real Estate Fund invests, under normal market conditions, at least 80% of its net assets (including borrowings for investment purposes) in common stocks and other equity securities of U.S. and foreign real estate companies without regard to market capitalization. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders. For purposes of this Fund, real estate equity securities include common stocks, preferred stocks, and other equity securities issued by real estate investment trusts (“REITs”) and other real estate operating companies that derive the majority of their revenue from the direct or indirect ownership, construction, financing, management, or sale of commercial, industrial, or residential real estate. The Fund will invest significantly (generally 40% or more of the Fund’s assets) in real estate equity securities of companies domiciled outside the U.S. or with a majority of their assets or aforementioned real estate activities outside the U.S.

The Fund’s sub-advisor, Cornerstone Real Estate Advisers LLC (“Cornerstone”), employs a fundamental, research-driven investment process.  Cornerstone considers the following factors in selecting real estate equity securities for the Fund:

•                  Environmental factors that affect real estate such as the macroeconomic environment, cost of capital, investor sentiment for real estate securities, and the fundamental health of global real estate markets.

•                  Company-specific factors such as valuation, company’s management team, competitive strategy, positioning of the real estate portfolio, capital position and access to capital markets, and financial management.

•                 Real estate, financial markets, and company-specific risks such as management risk (i.e., depth of management and alignment with shareholders), corporate governance, real estate portfolio risk (including location, age and condition of properties), property development risk, property income risk, debt profile, and equity liquidity risk (i.e., the ability to trade the security without materially affecting the price).

After identifying attractive securities for potential inclusion in the Fund, Cornerstone constructs a portfolio generally consisting of 65 to 95 securities.  Cornerstone may attempt to hedge against currency risks associated with the Fund’s securities by using forward foreign currency exchange contracts. Cornerstone will generally sell a security when its prospects for capital appreciation have diminished, when it reaches fair value, or when another investment option is more attractive.

The Fund is non-diversified and may invest a significant percentage of its assets in the securities of a single company. The Fund concentrates its investments in the real estate industry.

The Principal Risks

The Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments. The Fund is subject to the principal risks summarized below.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.

REITs Risk: REITs are pooled investment vehicles that primarily invest in commercial real estate or real estate-related loans. REITs are susceptible to the risks associated with direct ownership of real estate, such as declines in property values, increases in property taxes, operating expenses, rising interest rates or competition, overbuilding, zoning changes, and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund.

Accordingly, the Fund’s investments in REITs will result in the layering of expenses, such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses.

Concentration Risk: Since the Fund’s investments are concentrated in the real estate industry, they are subject to the risk that the real estate industry will underperform the broader market, as well as the risk that issuers in the industry will be impacted by market conditions, legislative or regulatory changes, or competition.

Commercial Real Estate Risk:  The securities of issuers that own, construct, manage or sell commercial real estate (e.g. shopping malls, office buildings, apartment buildings, warehouses, hotels, etc.) may be affected by economic conditions, generally, and specifically by changes in real estate values and property taxes, overbuilding, variations in rental income and vacancy rates in terms of supply and demand, interest rates and changes in tax and regulatory requirements, such as those relating to the environment.  Performance of a particular real estate security also may depend on the structure, cash flow, and management skill of the particular company. The real estate industry is particularly sensitive to economic downtowns. The values of companies in the real estate industry may go through cycles of relative under-performance and outperformance in comparison to equity securities markets in general.

Preferred Stock Risk: Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, which can have a negative impact on the stock’s price when interest rates decline.

Foreign Securities Risk: Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. These currency movements may happen separately from, or in response to, events that do not otherwise affect the value of the security in the issuer’s home country.  There is a risk that foreign securities may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist.  There is risk associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays.  Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors. Over-the-counter securities may also be less liquid than exchange-traded securities.

Emerging Markets Risk: Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Forward Currency Exchange Contract Risk: A forward foreign currency exchange contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. Forward foreign currency exchange contracts may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains, do not protect against fluctuations in the value of the underlying position and are subject to counterparty risk.

Non-Diversification Risk: The Fund is non-diversified, which means that it may invest a greater percentage of its assets than diversified mutual funds in the securities of a limited number of issuers. The use of a non-diversified investment strategy may increase the volatility of the Fund’s investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified fund.

Market Risk: Market risk is the risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

Management Risk: The value of your investment may decrease if the sub-advisor’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

This Fund should only be purchased by investors seeking capital appreciation who can withstand the share price volatility of global real estate investing. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund’s investments and risks under the “Investment Strategies and Risks” section of the Fund’s Prospectus.

The Fund’s Performance

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1 year and since inception compare with the FTSE ERPA/NAREIT Developed Index. The bar chart does not reflect any sales charges, which would reduce your return. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

Global Real Estate Fund — Class A Total Return as of December 31

Best Quarter:  3rd Quarter 2010 +18.76%        Worst Quarter:  3rd Quarter 2011 -18.15%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The after-tax returns shown in the table are for Class A shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class A after-tax returns.

Average Annual Total Returns

For the period ended December 31, 2011

	1 Year	Since Inception (09-30-09)
Global Real Estate Fund
Class A Return Before Taxes	-11.00%	5.08%
Class A Return After Taxes on Distributions	-12.42%	2.76%
Class A Return After Taxes on Distributions and Sale of Fund Shares	-6.69%	3.17%
Class C Return Before Taxes	-7.14%	7.12%
Class Y Return Before Taxes	-5.32%	8.16%
Institutional Shares Return Before Taxes	-5.10%	8.36%
FTSE ERPA/NAREIT Developed Index (reflects no deductions for fees, expenses or taxes)	-5.82%	7.84%

Investment Advisor	Investment Sub-Advisor

Touchstone Advisors, Inc.	Cornerstone Real Estate Advisers LLC

Portfolio Manager(s)

Dave Wharmby, CFA

Portfolio Manager

Managing the Fund since 2009

Scott Westphal, CFA, CPA

Managing Director, Portfolio Manager

Managing the Fund since 2009

Buying and Selling Fund Shares

Minimum Investment Requirements

	Class A and Class C		Class Y
	Initial Investment	Additional Investment	Initial Investment	Additional Investment
Regular Account	$2,500	$50	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50	N/A	N/A
Investments through the Automatic Investment Plan	$100	$50	N/A	N/A

	Institutional
	Initial Investment	Additional Investment
Regular Account	$500,000	$50

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading.  Class A shares and Class C shares may be purchased and sold directly from Touchstone Securities, Inc. or through your financial advisor. Class Y shares are available only through your financial institution. Institutional shares are available through Touchstone Securities, Inc. or your financial institution. For more information about buying and selling shares see the section “Investing with Touchstone” of the Fund’s Prospectus or call 1.800.543.0407.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Shares that are held in a tax-deferred account may be taxed as ordinary or capital gains once they are withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TOUCHSTONE INTERNATIONAL FIXED INCOME FUND SUMMARY

The Fund’s Investment Goal

The Touchstone International Fixed Income Fund seeks total return.

The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds. More information about these and other discounts is available from your financial professional and in the section entitled “Choosing a Class of Shares” in the Fund’s Prospectus on page 92 and in the section entitled “Purchase and Redemption of Shares” in the Fund’s Statement of Additional Information on page 92.

	Class A	Class C	Class Y	Institutional
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None	None
Wire Redemption Fee	Up to $15	Up to $15	Up to $15	Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	1.38%	2.98%	2.36%	0.86%
Acquired Fund Fees and Expenses (AFFE)(1)	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	2.19%	4.54%	2.92%	1.42%
Fee Waiver and/or Expense Reimbursement(2)	1.09%	2.69%	2.07%	0.72%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.10%	1.85%	0.85%	0.70%

(1) The total annual fund operating expenses do not correlate to the ratio of expenses that are included in the Fund’s Annual Report dated September 30, 2011 because the Annual Report does not include Acquired Fund Fees and Expenses.

(2)Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 1.09%, 1.84%, 0.84% and 0.69% for Class A shares, Class C shares, Class Y shares and Institutional shares, respectively.  This expense limitation will remain in effect until at least January 27, 2013 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders The terms of Touchstone Advisors’ contractual waiver agreement provide that Touchstone Advisors is entitled to recover, subject to approval by the Fund’s Board of Trustees, such amounts waived or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s operating expenses are below the expense limitation amount. See the discussion entitled “Contractual Fee Waiver Agreement” under the section entitled “The Funds’ Management” in the Fund’s Prospectus for more information.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting the one year contractual fee waiver).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period				Assuming No Redemption
	Class A	Class C	Class Y	Institutional	Class C
1 Year	$582	$288	$87	$72	$188
3 Years	$1,028	$1,129	$708	$378	$1,129
5 Years	$1.499	$2,078	$1,355	$708	$2,078
10 Years	$2,797	$4,491	$3,094	$1,640	$4,491

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 64% of the average value of its portfolio.

The Fund’s Principal Investment Strategies

The Touchstone International Fixed Income Fund invests, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in fixed income securities of issuers located outside the United States. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders.  Fixed income securities consist of debt obligations of developed and emerging market governments, their agencies and instrumentalities, corporate debt obligations, mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, non-investment grade corporate debt obligations, and debt securities that are convertible into common or preferred stock.  Corporate debt obligations include corporate bonds, debentures, notes and other similar instruments.  Investment grade fixed income securities include securities rated BBB- or higher by Standard & Poor’s Corporation (“S&P”) or Baa3 or higher by Moody’s Investors Services, Inc. (“Moody’s”) or, if unrated by S&P or Moody’s, determined by the sub-advisor, GAM International Management Limited (“GAM International”), to be of comparable quality.  The Fund may invest in securities denominated in U.S. dollars or a foreign currency.

The Fund may invest up to 20% of its net assets in non-investment grade debt securities.  The Fund may invest up to 10% of its total assets in debt obligations of emerging market governments, their agencies and instrumentalities.  The Fund may invest in forward currency contracts in order to achieve its goals. Forward currency contracts may be used to hedge currency exposure of the Fund’s fixed income securities and they may be used to invest in a currency that GAM International expects to appreciate relative to another currency. In addition, in order to implement its investment strategy, GAM may use other derivatives, such as futures, options or swap contracts, to gain exposure to (or hedge exposure against) a particular market, currency or instrument, to adjust the Fund’s duration or attempt to manage interest rate risk, and for certain other purposes consistent with its investment strategy.

GAM International selects the Fund’s foreign country and currency compositions based on an evaluation of various macroeconomic factors including, but not limited to, relative interest rates, exchange rates, monetary and fiscal policies, trade, and current account balances.  In selecting the Fund’s target fixed income sector weights, GAM International assesses the relative valuations of the sectors by determining whether the securities included within a sector are selling at a discount to GAM International’s estimate of their intrinsic value.  Once country, currency, and sector weights are established, GAM International selects fixed income securities within each sector and country that it believes offer attractive income and/or capital appreciation potential with a reasonable level of risk.  GAM International generally sells a security when it reaches a target price, there is a change in the issuer’s credit quality, or if its current assessment of the relative valuations of the sectors in which the Fund invests or markets as a whole make investments in other securities appear more attractive.

The securities in which the Fund invests may pay interest at fixed rates, variable rates, or subject to reset terms. In addition, these securities may make principal payments that are fixed, variable or both. Under normal circumstances, the Fund’s effective duration will be within two years (plus or minus) of the effective duration of the Fund’s benchmark, the Citigroup World Government Bond Index ex-U.S., which as of December 29, 2011 was 7.0.

The Fund is non-diversified and may invest a significant percentage of its assets in the securities of one issuer.

The Principal Risks

The Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments. The Fund is subject to the principal risks summarized below.

Credit Risk: The securities in the Fund’s portfolio are subject to the possibility that a deterioration, whether sudden or gradual, in the financial condition of an issuer, or a deterioration in general economic conditions, could cause an issuer to fail to make timely payments of principal or interest, when due. This may cause the issuer’s securities to decline in value.

Prepayment Risk: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Prepayment risk is more prevalent during periods of falling interest rates.

Market Risk: The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. When markets are volatile, the Fund may not be able to buy or sell securities at favorable prices and the Fund may lose money.

Interest Rate Risk: As interest rates rise, the value of fixed income securities the Fund owns will likely decrease.  Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure of the expected life, taking into account any prepayment or call features of the security, of a fixed income security that is used to determine the price sensitivity of the security for a given change in interest rates. Specifically, duration is the change in the value of a fixed income security that will result from a 1% change in interest rates, and generally is stated in years. Maturity, on the other hand, is the date on which a fixed income security becomes due for payment of principal.

Investment Grade Debt Securities Risk: Investment grade debt securities may be downgraded by a Nationally Recognized Statistical Rating Organization (“NRSRO”) to below investment grade status, which would increase the risk of holding these securities or a rating may become stale in that it fails to reflect changes to an issuer’s financial condition.  Investment-grade debt securities rated in the lowest rating category by an NRSRO involve a higher degree of risk than fixed-income securities in the higher-rating categories.  While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well.  For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Rating Agency Risk: Ratings represent an NRSRO’s opinion regarding the quality of the security and are not a guarantee of quality. NRSROs may fail to make timely credit ratings in response to subsequent events. In addition, NRSROs are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Foreign Securities Risk: Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. These currency movements may happen separately from, or in response to, events that do not otherwise affect the value of the security in the issuer’s home country. There is a risk that foreign securities may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist. There is risk associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays. Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors. Over-the-counter securities may also be less liquid than exchange-traded securities.

Emerging Markets Risk: Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Sovereign Debt Risk: The actions of foreign governments concerning their respective economies could have an important effect on their ability or willingness to service their sovereign debt. Such actions could have significant effects on market conditions and on the prices of securities and instruments held by the Fund, including the securities and instruments of foreign private issuers. Factors which may influence the ability or willingness of foreign sovereigns to service debt include, but are not limited to: the availability of sufficient foreign exchange on the date payment is due; the relative size of its debt service burden to the economy as a whole; its balance of payments (including export performance) and cash flow situation; its access to international credits and investments; fluctuations in interest and currency rates and reserves; and its government’s policies towards the International Monetary Fund, the World Bank and other international agencies. If a foreign sovereign defaults on all or a portion of its foreign debt, the Fund may have limited legal recourse against the issuer and/or guarantor. In some cases, remedies must be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the prevailing country which could substantially delay or defeat any recovery.

Mortgage-Backed Securities Risk: Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancing, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average duration of the Fund’s mortgage-backed securities and, therefore, to fully assess the interest rate risk of the Fund. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the cases of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

Asset-Backed Securities Risk: Asset-backed securities are fixed income securities backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. Even with a credit enhancement by a third party, there is still risk of loss. There could be inadequate collateral or no collateral for asset-backed securities. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and, at times, the financial condition of the issuer. Some asset-backed securities also may receive prepayments that can change the securities’ effective durations.

Non-Investment Grade Debt Securities Risk: Non-investment grade debt securities are sometimes referred to as “junk bonds” and are considered speculative with respect to their issuers’ ability to make payments of interest and principal.  There is a high risk that the Fund could suffer a loss from investments in non-investment grade debt securities caused by the default of an issuer of such securities.  Part of the reason for this high risk is that, in the event of a default or bankruptcy, holders of non-investment grade debt securities generally will not receive payments until the holders of all other debt have been paid.  In addition, the market for non-investment grade debt securities has, in the past, had more frequent and larger price changes than the markets for other securities.  Non-investment grade debt securities can also be more difficult to sell for good value.

Derivatives Risk: The use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives, including the risk of counterparty default. These additional risks could cause the Fund to experience losses to which it would otherwise not be subject.

Management Risk: The value of your investment may decrease if the sub-advisor’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

Forward Currency Exchange Contract Risk: A forward currency exchange contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract.  Forward currency exchange contracts may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains, do not protect against fluctuations in the value of the underlying position and are subject to counterparty risk.

Non-Diversification Risk: The Fund is non-diversified, which means that it may invest a greater percentage of its assets than diversified mutual funds in the securities of a limited number of issuers. The use of a non-diversified investment strategy may increase the volatility of the Fund’s investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified fund.

Event Risk: Securities may decline in credit quality and market value due to issuer restructurings, mergers, consolidations, reorganizations, tender or exchange offers, or other factors.

This Fund should only be purchased by investors seeking total return who can withstand the share price volatility of international fixed income investing. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund’s investments and risks under the “Investment Strategies and Risks” section of the Fund’s Prospectus.

The Fund’s Performance

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1 year and since inception compare with the Citigroup World Government Bond Index ex-U.S. The bar chart does not reflect any sales charges, which would reduce your return. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

International Fixed Income Fund — Class A Total Return as of December 31

Best Quarter:  3rd Quarter 2010 +11.17%                Worst Quarter:  4th Quarter 2010 -1.60%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The after-tax returns shown in the table are for Class A shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class A after-tax returns.

Average Annual Total Returns

For the period ended December 31, 2011

		Since Inception
	1 Year	(09-30-09)
International Fixed Income Fund

Class A Return Before Taxes	-3.01%	4.26%
Class A Return After Taxes on Distributions	-4.49%	2.04%
Class A Return After Taxes on Distributions and Sale of Fund Shares	-1.85%	2.38%
Class C Return Before Taxes	0.09%	5.76%
Class Y Return Before Taxes	1.98%	6.77%
Institutional Shares Return Before Taxes	2.22%	6.98%
Citigroup World Government Bond Index ex U.S. (reflects no deductions for fees, expenses or taxes)	5.17%	3.84%

Investment Advisor	Investment Sub-Advisor

Touchstone Advisors, Inc.	GAM International Management Limited

Portfolio Manager(s)

Daniel Sheard

Investment Manager

Managing the Fund since 2009

Tim Haywood

Investment Director - Business Unit Head

Managing the Fund since 2009

Buying and Selling Fund Shares

Minimum Investment Requirements

	Class A and Class C		Class Y
	Initial Investment	Additional Investment	Initial Investment	Additional Investment
Regular Account	$2,500	$50	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50	N/A	N/A
Investments through the Automatic Investment Plan	$100	$50	N/A	N/A

	Institutional
	Initial Investment	Additional Investment
Regular Account	$500,000	$50

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading.  Class A shares and Class C shares may be purchased and sold directly from Touchstone Securities, Inc. (“Touchstone”) or through your financial advisor. Class Y shares are available only through your financial institution. Institutional shares are available through Touchstone or your financial institution. For more information about buying and selling shares see the section “Investing with Touchstone” of the Fund’s Prospectus or call 1.800.543.0407.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Shares that are held in a tax-deferred account may be taxed as ordinary or capital gains once they are withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TOUCHSTONE LARGE CAP RELATIVE VALUE FUND SUMMARY

The Fund’s Investment Goal

The Touchstone Large Cap Relative Value Fund seeks capital appreciation.

The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds. More information about these and other discounts is available from your financial professional and in the section entitled “Choosing a Class of Shares” in the Fund’s Prospectus on page 92 and in the section entitled “Purchase and Redemption of Shares” in the Fund’s Statement of Additional Information on page 92.

	Class A	Class C	Class Y	Institutional
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None	None
Wire Redemption Fee	Up to $15	Up to $15	Up to $15	Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	2.34%	3.61%	1.31%	1.04%
Acquired Fund Fees and Expenses (AFFE)(1)	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	3.30%	5.32%	2.02%	1.75%
Fee Waiver and/or Expense Reimbursement(2)	2.10%	3.37%	1.07%	0.95%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.20%	1.95%	0.95%	0.80%

(1)The total annual fund operating expenses do not correlate to the ratio of expenses that are included in the Fund’s Annual Report dated September 30, 2011 because the Annual Report does not include Acquired Fund Fees and Expenses.

(2)Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 1.19%, 1.94%, 0.94% and 0.79% for Class A shares, Class C shares, Class Y shares and Institutional shares, respectively.  This expense limitation will remain in effect until at least January 27, 2013 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders. The terms of Touchstone Advisors’ contractual waiver agreement provide that Touchstone Advisors is entitled to recover, subject to approval by the Fund’s Board of Trustees, such amounts waived or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s operating expenses are below the expense limitation amount. See the discussion entitled “Contractual Fee Waiver Agreement” under the section entitled “The Funds’ Management” in the Fund’s Prospectus for more information.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting the one year contractual fee waiver).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period				Assuming No Redemption
	Class A	Class C	Class Y	Institutional	Class C
1 Year	$690	$298	$97	$82	$198
3 Years	$1,347	$1,291	$530	$458	$1,291
5 Years	$2,026	$2,377	$989	$860	$2,377
10 Years	$3,828	$5,062	$2,262	$1,984	$5,062

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 22 % of the average value of its portfolio.

The Fund’s Principal Investment Strategies

The Touchstone Large Cap Relative Value Fund invests, under normal market conditions, at least 80% of its net assets (including borrowings for investment purposes) in common stocks of large capitalization U.S. companies.  This is a non-fundamental policy that can be changed by the Fund upon 60 days’ prior notice to shareholders.  For purposes of the Fund, a large capitalization company has a market capitalization within the range of market capitalization represented in the Russell 1000 Value Index (between $0.7 billion and $411 billion at the time of its most recent reconstitution on May 31, 2011) at the time of purchase. The size of the companies in the Russell 1000 Value Index will change with market conditions.

The sub-advisor, EARNEST Partners LLC (“EARNEST Partners”), employs an investment style that seeks to outperform the Russell 1000 Value Index while attempting to control volatility and risk.  In the first step of the investment process, EARNEST Partners screens the relevant universe to identify stocks that it believes are likely to outperform based on their financial characteristics and the current environment. This process seeks to identify the financial and market characteristics, including valuation measures, market trends, operating trends, growth measures, and profitability measures that have been in place when an individual company has produced outstanding performance. In the second step of the investment process, an investment thesis is developed and tested for certain companies identified in the first step. The test generally includes conversations with the company’s management team and industry specialists, review of the company’s financial reports, analysis of industry and company-specific studies, and independent field research. In the final step of the investment process, EARNEST Partners constructs a portfolio of approximately 50 stocks that EARNEST Partners believes are expected to collectively have the best potential for capital appreciation and are expected to mitigate downside risk. EARNEST Partners will generally sell a stock if the company’s prospects deteriorate, or if it identifies another stock expected to have superior return and risk characteristics.

The Principal Risks

The Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments. The Fund is subject to the principal risks summarized below.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may suffer a decline in response to such developments which could result in a decline in the value of the Fund’s shares.

Large-Cap Risk: Large cap risk is the risk that stocks of larger companies may underperform relative to those of small and mid-sized companies. Large cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Market Risk: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

Management Risk: The value of your investment may decrease if the sub-advisor’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

Value Investing Risk: A value-oriented investment approach is subject to the risk that a security believed to be undervalued does not appreciate in value as anticipated or experiences a decline in value.

This Fund should only be purchased by investors seeking capital appreciation who can withstand the share price volatility of equity investing and seek exposure to large cap stocks. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund’s investments and risks under the “Investment Strategies and Risks” section of the Fund’s Prospectus.

The Fund’s Performance

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1 year and since inception compare with the Russell 1000 Value Index. The bar chart does not reflect any sales charges, which would reduce your return. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

Large Cap Relative Value Fund — Class A Total Return as of December 31

Best Quarter:  4th Quarter 2010 +13.17%       Worst Quarter:  3rd Quarter 2011 -18.22%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The after-tax returns shown in the table are for Class A shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class A after-tax returns.

Average Annual Total Returns

For the period ended December 31, 2011

	1 Year	Since Inception (09-30-09)
Large Cap Relative Value Fund

Class A Return Before Taxes	-11.14%	5.16%
Class A Return After Taxes on Distributions	-11.75%	4.81%
Class A Return After Taxes on Distributions and Sale of Fund Shares	-6.45%	4.39%
Class C Return Before Taxes	-7.33%	7.13%
Class Y Return Before Taxes	-5.52%	8.21%
Institutional Shares Return Before Taxes	-5.37%	8.37%
Russell 1000 Value Index (reflects no deductions for fees, expenses or taxes)	0.39%	8.45%

Investment Advisor	Investment Sub-Advisor

Touchstone Advisors, Inc.	EARNEST Partners LLC

Portfolio Manager(s)

Paul Viera

CEO and Partner

Managing the Fund since 2009

Buying and Selling Fund Shares

Minimum Investment Requirements

	Class A and Class C		Class Y
	Initial Investment	Additional Investment	Initial Investment	Additional Investment
Regular Account	$2,500	$50	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50	N/A	N/A
Investments through the Automatic Investment Plan	$100	$50	N/A	N/A

	Institutional
	Initial Investment	Additional Investment
Regular Account	$500,000	$50

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading.  Class A shares and Class C shares may be purchased and sold directly from Touchstone Securities, Inc. (“Touchstone”) or through your financial advisor. Class Y shares are available only through your financial institution. Institutional shares are available through Touchstone or your financial institution. For more information about buying and selling shares see the section “Investing with Touchstone” of the Fund’s Prospectus or call 1.800.543.0407.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Shares that are held in a tax-deferred account may be taxed as ordinary or capital gains once they are withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TOUCHSTONE MARKET NEUTRAL EQUITY FUND SUMMARY

The Fund’s Investment Goal

The Touchstone Market Neutral Equity Fund seeks capital appreciation and to provide positive returns regardless of the direction of the stock markets.

The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds. More information about these and other discounts is available from your financial professional and in the section entitled “Choosing a Class of Shares” in the Fund’s Prospectus on page 92 and in the section entitled “Purchase and Redemption of Shares” in the Fund’s Statement of Additional Information on page 92.

	Class A	Class C	Class Y
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None
Wire Redemption Fee	Up to $15	Up to $15	Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.30%	1.30%	1.30%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	1.28%	5.91%	0.43%
Dividend Expenses on Securities Sold Short	1.30%	1.32%	1.32%
Total Other Expenses	2.58%	7.23%	1.75%
Acquired Fund Fees and Expenses (AFFE)(1)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	4.14%	9.54%	3.06%
Fee Waiver and/or Expense Reimbursement(2)	1.33%	5.96%	0.48%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.81%	3.58%	2.58%

(1)The total annual fund operating expenses do not correlate to the ratio of expenses that are included in the Fund’s Annual Report dated September 30, 2011 because the Annual Report does not include Acquired Fund Fees and Expenses.

(2)Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 1.50%, 2.25% and 1.25% for Class A shares, Class C shares and Class Y shares, respectively.  This expense limitation will remain in effect until at least January 27, 2013 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders. The terms of Touchstone Advisors’ contractual waiver agreement provide that Touchstone Advisors is entitled to recover, subject to approval by the Fund’s Board of Trustees, such amounts waived or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s operating expenses are below the expense limitation amount. See the discussion entitled “Contractual Fee Waiver Agreement” under the section entitled “The Funds’ Management” in the Fund’s Prospectus for more information.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting the one year contractual fee waiver).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period			Assuming No Redemption
	Class A	Class C	Class Y	Class C
1 Year	$843	$461	$261	$361
3 Years	$1,647	$2,209	$900	$2,209
5 Years	$2,465	$3,893	$1,564	$3,893
10 Years	$4,573	$7,478	$3,340	$7,478

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 125% of the average value of its portfolio.

The Fund’s Principal Investment Strategies

The Touchstone Market Neutral Equity Fund, under normal conditions, invests long in equity securities believed to be undervalued, and takes short positions in securities believed to be overvalued, as determined by the fund’s sub-advisor, Aronson Johnson Ortiz, LP (“AJO”). The Fund invests at least 80% of its net assets (including borrowings for investment purposes) in equity securities. This is a non-fundamental policy that the Fund can change upon 60 days’ prior notice to shareholders.

AJO employs a systematic, disciplined, quantitative investment process based upon an investment philosophy that superior investment results are best achieved by a combination of value, management, and momentum.

AJO screens every stock that trades on a major U.S. exchange for companies that have at least three years of operating history and have sufficient liquidity for both long and short positions, while considering suitability (no bankruptcies, ADRs, gold stocks, or funds).  AJO then evaluates each company by examining it relative to its industry peers, using multiple measures within the categories of value, management, and momentum, to derive an excess expected return for each company.  The portfolio is constructed with individual security weights driven by combining AJO’s estimates of excess expected return and its assessment of risk.  AJO seeks to minimize implementation shortfall, defined as the difference between valuation price and execution price, including commissions, dealer spreads, market impact, and opportunity costs.

The Fund is sector-neutral long versus short, meaning it seeks to maintain an equal dollar amount of long positions and short positions within each sector and the Fund in total, and seeks to be widely diversified in terms of industry, fundamental characteristics, and other statistical measures of risk.  Under normal market conditions, the Fund will remain fully invested at all times, maintaining cash necessary to collateralize short positions and changes in market value.  AJO’s sell discipline is primarily driven by changes in valuations from their ongoing evaluation of the investment universe, after consideration of transaction costs.

The Fund may engage in frequent and active trading of securities as part of its principal investment strategy.

The Principal Risks

The Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments. The Fund is subject to the principal risks summarized below.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall (or rise with respect to short positions) over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares. Conversely, the risk of price increases with respect to securities sold short will also cause a decline in the value of the Fund’s shares.

Short Sales Risk: The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. In addition, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, and the Fund may have to buy the securities sold short at an unfavorable price.  If this occurs, any anticipated gain to the Fund may be reduced or eliminated or the short sale may result in a loss.  The Fund’s losses are potentially unlimited in a short sale transaction.  Short sales are speculative transactions and involve special risks, including greater reliance on the Sub-Advisor’s ability to accurately anticipate the future value of a security. While the Fund seeks to maintain an equal dollar amount of long equity positions and short equity positions, the relative value of the long and short positions will vary.

Portfolio Turnover Risk: Frequent and active trading may result in greater expenses to the Fund, which may lower the Fund’s performance and may generate more taxable short-term gains for shareholders.

Market Risk: Market risk is the risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

Management Risk: The value of your investment may decrease if the sub-advisor’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

This Fund should only be purchased by investors seeking long-term capital appreciation who can withstand the share price volatility of long/short investing. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund’s investments and risks under the “Investment Strategies and Risks” section of the Fund’s Prospectus.

The Fund’s Performance

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1 year and since inception compare with the Citigroup 3-Month Treasury Bill Index. The bar chart does not reflect any sales charges, which would reduce your return. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

Market Neutral Equity Fund — Class A Total Return as of December 31

Best Quarter:  2nd Quarter 2011 +3.47%        Worst Quarter:  1st Quarter 2010 -3.88%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The after-tax returns shown in the table are for Class A shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class A after-tax returns.

When the “Return After Taxes on Distributions and Sale of Fund Shares” is greater than the “Return Before Taxes,” it is because of realized losses.  If a capital loss occurs upon the redemption of the Fund’s shares, the capital loss is recorded as a tax benefit, which increases the return and translates into an assumed tax deduction that benefits the shareholder.

Average Annual Total Returns

For the period ended December 31, 2011

	1 Year	Since Inception (09-30-09)
Market Neutral Fund
Class A Return Before Taxes	-3.71%	-3.16%
Class A Return After Taxes on Distributions	-3.71%	-3.16%
Class A Return After Taxes on Distributions and Sale of Fund Shares	-2.41%	-2.68%
Class C Return Before Taxes	0.46%	-1.25%
Class Y Return Before Taxes	2.47%	-0.27%
Citigroup 3-Month Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	0.08%	0.11%

Investment Advisor	Investment Sub-Advisor

Touchstone Advisors, Inc.	Aronson Johnson Ortiz, LP

Portfolio Manager(s)

Theodore R. Aronson, CFA, CIC

Portfolio Manager

Managing the Fund since 2009

Stefani Cranston, CFA, CPA

Portfolio Manager

Managing the Fund since 2009

Gina Marie N. Moore, CFA, CPA

Portfolio Manager

Managing the Fund since 2009

Martha E. Ortiz, CFA, CIC

Portfolio Manager

Managing the Fund since 2009

R. Brian Wenzinger, CFA

Portfolio Manager

Managing the Fund since 2009

Christopher J. W. Whitehead, CFA

Portfolio Manager

Managing the Fund since 2010

Buying and Selling Fund Shares

Minimum Investment Requirements

	Class A and Class C		Class Y
	Initial Investment	Additional Investment	Initial Investment	Additional Investment
Regular Account	$2,500	$50	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50	N/A	N/A
Investments through the Automatic Investment Plan	$100	$50	N/A	N/A

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading.  Class A shares and Class C shares may be purchased and sold directly from Touchstone Securities, Inc. or through your financial advisor. Class Y shares are available only through your financial institution. For more information about buying and selling shares see the section “Investing with Touchstone” of the Fund’s Prospectus or call 1.800.543.0407.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Shares that are held in a tax-deferred account may be taxed as ordinary or capital gains once they are withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TOUCHSTONE MID CAP VALUE FUND SUMMARY

The Fund’s Investment Goal

The Touchstone Mid Cap Value Fund seeks capital appreciation.

The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds. More information about these and other discounts is available from your financial professional and in the section entitled “Choosing a Class of Shares” in the Fund’s Prospectus on page 92 and in the section entitled “Purchase and Redemption of Shares” in the Fund’s Statement of Additional Information on page 92.

	Class A	Class C	Class Y	Institutional
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None	None
Wire Redemption Fee	Up to $15	Up to $15	Up to $15	Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.97%	5.89%	0.73%	0.30%
Total Annual Fund Operating Expenses	2.07%	7.74%	1.58%	1.15%
Fee Waiver and/or Expense Reimbursement(1)	0.78%	5.70%	0.54%	0.26%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.29%	2.04%	1.04%	0.89%

(1)Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 1.29%, 2.04%, 1.04% and 0.89% for Class A shares, Class C shares, Class Y shares and Institutional shares, respectively.  This expense limitation will remain in effect until at least January 27, 2013 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholder. The terms of Touchstone Advisors’ contractual waiver agreement provide that Touchstone Advisors is entitled to recover, subject to approval by the Fund’s Board of Trustees, such amounts waived or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s operating expenses are below the expense limitation amount. See the discussion entitled “Contractual Fee Waiver Agreement” under the section entitled “The Funds’ Management” in the Fund’s Prospectus for more information.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting the one year contractual fee waiver).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period				Assuming No Redemption
	Class A	Class C	Class Y	Institutional	Class C
1 Year	$699	$307	$106	$91	$207
3 Years	$1,115	$1,757	$446	$340	$1,757
5 Years	$1,557	$3,224	$809	$608	$3,224
10 Years	$2,779	$6,553	$1,833	$1,374	$6,553

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 59% of the average value of its portfolio.

The Fund’s Principal Investment Strategies

The Touchstone Mid Cap Value Fund invests, under normal conditions, at least 80% of its net assets (including borrowings for investment purposes) in common stocks of medium capitalization companies.  This is a non-fundamental policy that the Fund can change upon 60 days’ prior notice to shareholders.  For purposes of the Fund, a medium capitalization company has a market capitalization within the range of market capitalization represented in the Russell Midcap Index (between $2 billion and $18 billion at the time of its most recent reconstitution on June 24, 2011) at the time of purchase.  The size of the companies in the Russell Midcap Index will change with market conditions.

The sub-advisor, Lee Munder Capital Group, LLC (“LMCG”) employs a fundamental investment process which seeks to identify companies which it believes are selling at a discount to their intrinsic value.  In the first step of the investment process, LMCG employs five valuation screens that seek to identify the most attractively priced mid cap securities.  In evaluating and selecting potential investments for the Fund, LMCG completes in-depth research and analysis on the securities that pass the valuation screens in an effort to identify leading companies selling at attractive valuations.  The research and analysis include an examination of financial statements and assessments of the management team, the company’s competitive strategy and its current market position. LMCG generally limits the Fund’s weight in a sector to 10% over or under the sector’s weight in the Russell Midcap Value Index, except for the financial sector, which may be underweighted by up to 15%.   The Fund will hold approximately 60 to 80 securities.  LMCG will generally sell a security when it no longer passes the valuation screens, reaches a price target, or its prospects for appreciation have diminished.

The Principal Risks

The Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments. The Fund is subject to the principal risks summarized below.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.

Mid Cap Risk: The Fund is subject to the risk that medium capitalization stocks may underperform other types of stocks or the equity markets as a whole. Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

Market Risk: Market risk is the risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

Management Risk: The value of your investment may decrease if the sub-advisor’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

Value Investing Risk: A value-oriented investment approach is subject to the risk that a security believed to be undervalued does not appreciate in value as anticipated or experiences a decline in value.

This Fund should only be purchased by investors seeking capital appreciation who can withstand the share price volatility of mid cap equity investing. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund’s investments and risks under the “Investment Strategies and Risks” section of the Fund’s Prospectus.

The Fund’s Performance

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1 year and since inception compare with the Russell Midcap Value Index. The bar chart does not reflect any sales charges, which would reduce your return. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

Mid Cap Value Fund — Class A Total Return as of December 31

Best Quarter:  4th Quarter 2011 +14.14%          Worst Quarter:  3rd Quarter 2011 -20.13%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The after-tax returns shown in the table are for Class A shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class A after-tax returns.

Average Annual Total Returns

For the period ended December 31, 2011

	1 Year	Since Inception (09-30-09)
Mid Cap Value Fund

Class A Return Before Taxes	-10.16%	8.59%
Class A Return After Taxes on Distributions	-11.74%	7.47%
Class A Return After Taxes on Distributions and Sale of Fund Shares	-6.21%	6.84%
Class C Return Before Taxes	-6.26%	10.65%
Class Y Return Before Taxes	-4.36%	11.80%
Institutional Shares Return Before Taxes	-4.19%	11.97%
Russell MidCap Value Index (reflects no deductions for fees, expenses or taxes)	-1.38%	11.81%

Investment Advisor	Investment Sub-Advisor

Touchstone Advisors, Inc.	Lee Munder Capital Group, LLC

Portfolio Manager(s)

Donald Cleven, CFA

Portfolio Manager

Managing the Fund since 2009

Buying and Selling Fund Shares

Minimum Investment Requirements

	Class A and Class C		Class Y
	Initial Investment	Additional Investment	Initial Investment	Additional Investment
Regular Account	$2,500	$50	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50	N/A	N/A
Investments through the Automatic Investment Plan	$100	$50	N/A	N/A

	Institutional
	Initial Investment	Additional Investment
Regular Account	$500,000	$50

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading.  Class A shares and Class C shares may be purchased and sold directly from Touchstone Securities, Inc. (“Touchstone”) or through your financial advisor. Class Y shares are available only through your financial institution. Institutional shares are available through Touchstone or your financial institution. For more information about buying and selling shares see the section “Investing with Touchstone” of the Fund’s Prospectus or call 1.800.543.0407.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Shares that are held in a tax-deferred account may be taxed as ordinary or capital gains once they are withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TOUCHSTONE SMALL CAP CORE FUND SUMMARY

The Fund’s Investment Goal

The Touchstone Small Cap Core Fund seeks capital appreciation.

The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds. More information about these and other discounts is available from your financial professional and in the section entitled “Choosing a Class of Shares” in the Fund’s Prospectus on page 92 and in the section entitled “Purchase and Redemption of Shares” in the Fund’s Statement of Additional Information on page 92.

	Class A	Class C	Class Y	Institutional
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None	None
Wire Redemption Fee	Up to $15	Up to $15	Up to $15	Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.69%	0.66%	0.36%	0.31%
Total Annual Fund Operating Expenses	1.79%	2.51%	1.21%	1.16%
Fee Waiver and/or Expense Reimbursement(1)	0.45%	0.42%	0.12%	0.22%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.34%	2.09%	1.09%	0.94%

(1)Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 1.34%, 2.09%, 1.09% and 0.94% for Class A shares, Class C shares, Class Y shares and Institutional shares, respectively.  This expense limitation will remain in effect until at least January 27, 2013 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders. The terms of Touchstone Advisors’ contractual waiver agreement provide that Touchstone Advisors is entitled to recover, subject to approval by the Fund’s Board of Trustees, such amounts waived or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s operating expenses are below the expense limitation amount. See the discussion entitled “Contractual Fee Waiver Agreement” under the section entitled “The Funds’ Management” in the Fund’s Prospectus for more information.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting the one year contractual fee waiver).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period				Assuming No Redemption
	Class A	Class C	Class Y	Institutional	Class C
1 Year	$704	$312	$111	$96	$212
3 Years	$1,065	$742	$372	$347	$742
5 Years	$1,449	$1,298	$653	$617	$1,298
10 Years	$2,524	$2,814	$1,455	$1,389	$2,814

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 37% of the average value of its portfolio.

The Fund’s Principal Investment Strategies

The Touchstone Small Cap Core Fund invests, under normal conditions, at least 80% of its net assets (including borrowings for investment purposes) in common stocks of small capitalization U.S. companies. This is a non-fundamental policy that the Fund can change upon 60 days’ prior notice to shareholders. For purposes of the Fund, a small capitalization company has a market capitalization within the range of market capitalization represented in the Russell 2000 Index (between $130 million and $3 billion at the time of its most recent reconstitution on June 24, 2011), the S&P SmallCap 600 Index (between $300 million and $3.66 billion as of December 31, 2011), or the Dow Jones U.S. Small Cap Total Stock Market Index (between $0 and $4.2 billion at the time of its most recent reconstitution on December 30, 2011) at the time of purchase. The size of the companies in these indices will change with market conditions.

The sub-advisor, London Company of Virginia d/b/a The London Company (“TLC”), seeks to purchase financially stable small-cap companies that TLC believes are consistently generating high returns on unleveraged operating capital, run by shareholder-oriented management, and trading at a discount to their respective private market values.  Guiding principles of TLC’s small-cap philosophy include: (1) a focus on cash return on tangible capital, not earnings per share, (2) the value of a company is determined by cash inflows and outflows discounted by the optimal cost of capital, (3) a focused investment approach (not diversifying excessively) is essential to good investment results, and (4) low turnover and tax sensitivity enhances real returns.

The Fund will hold approximately 30 to 40 securities.  TLC invests for the long term and attempts to minimize turnover in an effort to reduce transaction costs and taxes.

TLC utilizes a bottom-up approach in the security selection process.  The firm screens a small cap index against an internally developed quantitative model, scoring companies along several dimensions including return on capital, earnings to enterprise value ratio and free cash flow yield. The team seeks companies that are trading at 30-40% discount to intrinsic value.  TLC looks at a company’s corporate governance structure and management incentives to try to ascertain whether or not management’s interests are aligned with shareholders’ interests.  TLC seeks to identify the sources of a company’s competitive advantage as well as what levers management has at its disposal to increase shareholder value.   Securities are ultimately added to the Fund when TLC determines that the risk/reward profile of the security has made it attractive to warrant purchase.

TLC generally sells a security when it becomes overvalued and has reached TLC’s price target, when the security’s fundamentals deteriorate, to adjust overall portfolio risk, when there is significant trading activity by insiders, or when there is a more promising alternative.

The Fund is non-diversified and may invest a significant percentage of its assets in the securities of one issuer.

The Principal Risks

The Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments. The Fund is subject to the principal risks summarized below.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.

Small Cap Risk:  The Fund is subject to the risk that small capitalization stocks may underperform other types of stocks or the equity markets as a whole. Small capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have more limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap company stocks may be more volatile than stocks of larger companies.

Non-Diversification Risk: The Fund is non-diversified, which means that it may invest a greater percentage of its assets than diversified mutual funds in the securities of a limited number of issuers. The use of a non-diversified investment strategy may increase the volatility of the Fund’s investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified fund.

Market Risk: Market risk is the risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

Management Risk: The value of your investment may decrease if the sub-advisor’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

This Fund should only be purchased by investors seeking capital appreciation who can withstand the share price volatility of small cap equity investing. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund’s investments and risks under the “Investment Strategies and Risks” section of the Fund’s Prospectus.

The Fund’s Performance

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1 year and since inception compare with the Russell 2000 Index. The bar chart does not reflect any sales charges, which would reduce your return. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

Small Cap Core Fund — Class A Total Return as of December 31

Best Quarter:  4th Quarter 2011 +16.94        Worst Quarter:  3rd Quarter 2011 -15.32%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The after-tax returns shown in the table are for Class A shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class A after-tax returns.

Average Annual Total Returns

For the period ended December 31, 2011

	1 Year	Since Inception (09-30-09)
Small Cap Core Fund

Class A Return Before Taxes	0.02%	13.00%
Class A Return After Taxes on Distributions	-0.17%	12.90%
Class A Return After Taxes on Distributions and Sale of Fund Shares	0.25%	11.16%
Class C Return Before Taxes	4.38%	15.24%
Class Y Return Before Taxes	6.42%	16.40%
Institutional Shares Return Before Taxes	6.54%	16.50%
Russell 2000 Index (reflects no deductions for fees, expenses or taxes)	-4.18%	10.41%

Investment Advisor	Investment Sub-Advisor

Touchstone Advisors, Inc.	London Company of Virginia d/b/a The London Company

Portfolio Manager(s)

Stephen Goddard, CFA

President, CIO and Portfolio Manager

Managing the Fund since 2009

Jonathan Moody, CFA

Principal and Portfolio Manager

Managing the Fund since 2009

J. Wade Stinnette

Portfolio Manager

Managing the Fund since 2009

J. Brian Campbell, CFA

Portfolio Manager and Director of Research

Managing the Fund since 2010

Mark DeVaul CFA, CPA

Portfolio Manager

Managing the Fund since 2011

Buying and Selling Fund Shares

Minimum Investment Requirements

	Class A and Class C		Class Y
	Initial Investment	Additional Investment	Initial Investment	Additional Investment
Regular Account	$2,500	$50	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50	N/A	N/A
Investments through the Automatic Investment Plan	$100	$50	N/A	N/A

	Institutional
	Initial Investment	Additional Investment
Regular Account	$500,000	$50

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading.  Class A shares and Class C shares may be purchased and sold directly from Touchstone Securities, Inc. (“Touchstone”) or through your financial advisor. Class Y shares are available only through your financial institution. Institutional shares are available through Touchstone or your financial institution. For more information about buying and selling shares see the section “Investing with Touchstone” of the Fund’s Prospectus or call 1.800.543.0407.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Shares that are held in a tax-deferred account may be taxed as ordinary or capital gains once they are withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TOUCHSTONE FOCUSED EQUITY FUND SUMMARY

The Fund’s Investment Goal

The Touchstone Focused Equity Fund seeks capital appreciation.

The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds. More information about these and other discounts is available from your financial professional and in the section entitled “Choosing a Class of Shares” in the Fund’s Prospectus on page 92 and in the section entitled “Purchase and Redemption of Shares” in the Fund’s Statement of Additional Information on page 92.

	Class A	Class C	Class Y	Institutional
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None	None
Wire Redemption Fee	Up to $15	Up to $15	Up to $15	Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.75%	4.20%	0.48%	1.42%
Acquired Fund Fees and Expenses (AFFE)(1)	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.71%	5.91%	1.19%	2.13%
Fee Waiver and/or Expense Reimbursement(2)	0.50%	3.95%	0.23%	1.32%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.21%	1.96%	0.96%	0.81%

(1)The total annual fund operating expenses do not correlate to the ratio of expenses that are included in the Fund’s Annual Report dated September 30, 2011 because the Annual Report does not include Acquired Fund Fees and Expenses.

(2)Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 1.20%, 1.95%, 0.95% and 0.80% for Class A shares, Class C shares, Class Y shares and Institutional shares, respectively.  This expense limitation will remain in effect until at least January 27, 2013 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders. The terms of Touchstone Advisors’ contractual waiver agreement provide that Touchstone Advisors is entitled to recover, subject to approval by the Fund’s Board of Trustees, such amounts waived or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s operating expenses are below the expense limitation amount. See the discussion entitled “Contractual Fee Waiver Agreement” under the section entitled “The Funds’ Management” in the Fund’s Prospectus for more information.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting the one year contractual fee waiver).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period				Assuming No Redemption
	Class A	Class C	Class Y	Institutional	Class C
1 Year	$691	$299	$98	$83	$199
3 Years	$1,037	$1,406	$355	$539	$1,406
5 Years	$1,406	$2,591	$632	$1,023	$2,591
10 Years	$2,439	$5,460	$1,423	$2,358	$5,460

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 44% of the average value of its portfolio.

The Fund’s Principal Investment Strategies

The Touchstone Focused Equity Fund invests, under normal market conditions, at least 80% of its net assets (including borrowings for investment purposes) in equity securities. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders.  Equity securities include common stock, preferred stock, convertible bonds and warrants.  The Fund may invest in companies of any size in seeking to achieve its investment goal. These securities may be traded over the counter or listed on an exchange.

In selecting securities for the Fund, the Fund’s sub-advisor, Fort Washington Investment Advisors, Inc. (“Fort Washington”), seeks to invest in companies that:

•                  Are trading below its estimate of the companies’ intrinsic value; and

•                  Have a sustainable competitive advantage or a high barrier to entry in place.  The barrier(s) to entry can be created through a cost advantage, economies of scale, high customer loyalty or a government barrier (e.g. license or subsidy).  Fort Washington believes that the strongest barrier to entry is the combination of economies of scale and high customer loyalty.

The Fund will generally hold 20 to 30 securities with residual cash and equivalents typically expected to be less than 10% of the Fund’s net assets.  The Fund can, at times, hold fewer securities and a higher amount of cash and equivalents when Fort Washington cannot find a sufficient number of securities that meets its purchase requirements.  The Fund may invest up to 35% of its net assets in securities of foreign issuers through the use of ordinary shares or depositary receipts such as American Depositary Receipts (“ADRs”). The Fund may also invest in securities of emerging market countries.

Fort Washington will generally sell a security if it reaches its estimate of fair value, if a more attractive investment opportunity is available, or if a structural change has taken place and Fort Washington cannot reliably estimate the impact of the change on the business fundamentals.

The Fund is non-diversified and may invest a significant percentage of its assets in the securities of a single company.

The Principal Risks

The Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.

Non-Diversification Risk: The Fund is non-diversified, which means that it may invest a greater percentage of its assets than diversified mutual funds in the securities of a limited number of issuers. The use of a non-diversified investment strategy may increase the volatility of the Fund’s investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified fund.

Investment Style Risk: The Fund’s investment strategy often involves overweighting the Fund’s position in the industry sectors which it believes are the most mispriced.  As a result, poor performance or adverse economic events affecting one or more of these overweighted industry/sectors could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.  In addition, the Fund focuses on a small number of companies, making it highly vulnerable to isolated business setbacks.

Foreign Securities Risk: Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currencies. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. These currency movements may happen separately from, or in response to, events that do not otherwise affect the value of the security in the issuer’s home country.  There is a risk that foreign securities may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist.  There is risk associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays.  Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors. Over-the-counter securities may also be less liquid than exchange-traded securities.

Depositary Receipts Risk: Foreign receipts, which include ADRs, Global Depositary Receipts (“GDRs”) and Ordinary Shares, are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer. ADRs may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights with respect to the deposited security. The risks of depositary receipts include many risks associated with investing directly in foreign securities, such as individual country risk and liquidity risk. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.

Emerging Markets Risk: Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Market Risk: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

Management Risk: The value of your investment may decrease if the sub-advisor’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

Preferred Stock Risk: Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, which can have a negative impact on the stock’s price when interest rates decline.

This Fund should only be purchased by investors seeking capital appreciation who can withstand the share price volatility of equity investing. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund’s investments and risks under the “Investment Strategies and Risks” section of the Fund’s Prospectus.

The Fund’s Performance

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1 year and since inception compare with the Russell 3000 Index. The bar chart does not reflect any sales charges, which would reduce your return. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

Focused Equity Fund — Class A Total Return as of December 31

Best Quarter:  3rd Quarter 2010 +14.32%       Worst Quarter:  3rd Quarter 2011 -21.36%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The after-tax returns shown in the table are for Class A shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class A after-tax returns.

Average Annual Total Returns

For the period ended December 31, 2011

	1 Year	Since Inception (12-31-09)
Focused Equity Fund

Class A Return Before Taxes	-18.29%	-0.65%
Class A Return After Taxes on Distributions	-18.97%	-1.27%
Class A Return After Taxes on Distributions and Sale of Fund Shares	-11.65%	-0.82%
Class C Return Before Taxes	-15.00%	1.43%
Class Y Return Before Taxes	-13.08%	2.59%
Institutional Shares Return Before Taxes	-12.90%	2.71%
Russell 3000 Index (reflects no deductions for fees, expenses or taxes)	1.03%	8.12%

Investment Advisor	Investment Sub-Advisor

Touchstone Advisors, Inc.	Fort Washington Investment Advisors, Inc.

Portfolio Manager(s)

James Wilhelm

Vice President and Senior Portfolio Manager

Managing the Fund since 2009

Buying and Selling Fund Shares

Minimum Investment Requirements

	Class A and Class C		Class Y
	Initial Investment	Additional Investment	Initial Investment	Additional Investment
Regular Account	$2,500	$50	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50	N/A	N/A
Investments through the Automatic Investment Plan	$100	$50	N/A	N/A

	Institutional
	Initial Investment	Additional Investment
Regular Account	$500,000	$50

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading.  Class A shares and Class C shares may be purchased and sold directly from Touchstone Securities, Inc. (“Touchstone”) or through your financial advisor. Class Y shares are available only through your financial institution. Institutional shares are available through Touchstone or your financial institution. For more information about buying and selling shares see the section “Investing with Touchstone” of the Fund’s Prospectus or call 1.800.543.0407.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Shares that are held in a tax-deferred account may be taxed as ordinary or capital gains once they are withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

INVESTMENT STRATEGIES AND RISKS

Can a Fund Depart From its Principal Investment Strategies?

In addition to the investments and strategies described in this Prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies are described in detail in our SAI.

Each Fund’s investment goal is non-fundamental, and may be changed by the Trust’s Board of Trustees without shareholder approval. You would be notified at least 30 days before any change takes effect. The investments and strategies described throughout this Prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations (i.e., fixed and variable rate securities and high quality debt securities of corporate and government issuers) that would not ordinarily be consistent with the Funds’ goals. This defensive investing may increase a Fund’s taxable income. A Fund will do so only if the Advisor or the Fund’s sub-advisor believes that the risk of loss in using the Fund’s normal strategies and investments outweighs the opportunity for gains. Of course, there can be no guarantee that any Fund will achieve its investment goal.

Portfolio Composition

Certain of the Funds have adopted policies to invest, under normal circumstances, at least 80% of the value of the Fund’s “assets” in certain types of investments suggested by its name (the “80% Policy”). For purposes of these 80% Policies, the term “assets” means net assets plus the amount of borrowings for investment purposes. A Fund must comply with its 80% Policy at the time the Fund invests its assets. Accordingly, when a Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings but would have to make any new investments in such a way as to comply with the 80% Policy.

Change in Market Capitalization (Touchstone Capital Appreciation Fund, Touchstone Large Cap Relative Value Fund, Touchstone Mid Cap Value Fund and Touchstone Small Cap Core Fund)

A Fund may specify in its principal investment strategy a market capitalization range for acquiring portfolio securities. If a security that is within the range for a Fund at the time of purchase later falls outside the range, which is most likely to happen because of market fluctuation, the Fund may continue to hold the security if, in the sub-advisor’s judgment, the security remains otherwise consistent with the Fund’s investment goal and strategies. However, this change could affect the Fund’s flexibility in making new investments.

Do the Funds have other investment strategies in addition to their principal investment strategies?

Derivatives (All Funds). Each Fund may, but is not required to, use derivative instruments for any of the following purposes:

• To hedge against adverse changes - caused by changing interest rates, stock market prices or currency exchange rates

• in the market value of securities held by or to be bought for a Fund;

• As a substitute for purchasing or selling securities;

• To shorten or lengthen the effective portfolio maturity or duration of tax-exempt bonds;

• To enhance a Fund’s potential gain in non-hedging or speculative situations; or

• To lock in a substantial portion of the unrealized appreciation in a stock without selling it.

A derivative instrument will obligate or entitle a Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, currency or index. Even a small investment in derivative instruments can have a large impact on a portfolio’s yield, stock prices and currency exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. A Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings.

Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a Fund’s holdings less liquid and harder to value, especially in declining markets. In addition, much of the income and gains generated by derivatives will be taxed as ordinary income. Derivative instruments include futures, options, swaps and to the extent consistent with a Fund’s investment goals, forward currency exchange contracts. Under normal circumstances, investments in these types of derivatives will typically be limited to an amount less than 10% of a Fund’s assets. As a current operating policy, the Touchstone Total Return Bond Fund will not invest in options and futures.

Exchange-Traded Funds (All Funds). The Funds may invest in shares of exchange-traded funds (“ETFs”). Investing in an ETF generally offers instant exposure to an index or a broad range of markets, sectors, geographic regions  or industries. When investing in ETFs, shareholders bear their proportionate share of the Fund’s expenses and their proportionate share of ETF expenses which are similar to the Fund’s expenses. Also, although ETFs seek to provide investment results that correspond generally to the price and yield performance of a particular market index, the price movement of an ETF may not track the underlying index.

Lending of Portfolio Securities (All Funds). The Funds may lend their portfolio securities to brokers, dealers and financial institutions under guidelines adopted by the Board of Trustees, including a requirement that the Fund must receive collateral equal to no less than 100% of the market value of the securities loaned. The risk in lending portfolio securities, as with other extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, a Fund’s sub-advisor will consider all relevant facts and circumstances, including the creditworthiness of the borrower. More information on securities lending is available in the SAI.

What are the Principal Risks of Investing in the Funds?

The following is a list of principal risks that may apply to your investment in a Fund. Further information about investment risks is available in the Funds’ SAI:

Asset Backed Securities Risk (Touchstone Total Return Bond Fund and Touchstone International Fixed Income Fund): Asset-backed securities are fixed income securities backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. Even with a credit enhancement by a third party, there is still risk of loss. There could be inadequate collateral or no collateral for asset-backed securities. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and, at times, the financial condition of the issuer. Some asset-backed securities also may receive prepayments that can change the securities’ effective durations.

Commercial Real Estate Risk (Touchstone Global Real Estate Fund): The securities of issuers that own, construct, manage or sell commercial real estate (e.g. shopping malls, office buildings, apartment buildings, warehouses, hotels, etc.) may be affected by economic conditions, generally, and specifically by changes in real estate values and property taxes, overbuilding, variations in rental income and vacancy rates in terms of supply and demand, interest rates and changes in tax and regulatory requirements, such as those relating to the environment. Performance of a particular real estate security also may depend on the structure, cash flow, and management skill of the particular company. The real estate industry is particularly sensitive to economic downtowns. The values of companies in the real estate industry may go through cycles of relative under-performance and outperformance in comparison to equity securities markets in general.

Concentration Risk (Touchstone Global Real Estate Fund): Since the Fund’s investments are concentrated in the real estate industry, they are subject to the risk that the real estate industry will underperform the broader market, as well as the risk that issuers in the industry will be impacted by market conditions, legislative or regulatory changes, or competition.

Convertible Securities Risk (Touchstone Emerging Markets Equity Fund and Touchstone Emerging Markets Equity Fund II): Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Credit Risk (Touchstone Total Return Bond Fund and Touchstone International Fixed Income Fund): The securities in a Fund’s portfolio are subject to the possibility that a deterioration, whether sudden or gradual, in the financial condition of an issuer, or a deterioration in general economic conditions, could cause an issuer to fail to make timely payments of principal or interest., when due. This may cause the issuer’s securities to decline in value.

Depositary Receipts Risk (Touchstone Emerging Markets Equity Fund, Touchstone Emerging Markets Equity Fund II, Touchstone Global Equity Fund and Touchstone Focused Equity Fund): The risks of depositary receipts include many risks associated with investing directly in foreign securities, such as individual country risk and liquidity risk. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.

Derivatives Risk (Touchstone International Fixed Income Fund): In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Derivative instruments involve risks different from direct investments in underlying securities. These risks include: the risk of imperfect correlation between the value of the instruments and the underlying assets; risk of default by the other party to certain transactions; risk that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risk that the instruments may not be liquid. Using derivatives can increase the volatility of the Fund’s share price. For some derivatives, it is possible for the Fund to lose more than the amount invested in the derivative instrument. The use of derivatives may involve leverage. Leverage may accelerate or exaggerate losses that occur from a direct investment in the underlying assets. Derivatives may, for tax purposes, affect the character of gain and loss realized by the Fund, accelerate recognition of income to the Fund, affect the holding periods for certain of the Fund’s assets and defer recognition of certain of the Fund’s losses. The Fund’s ability to invest in derivatives may be restricted by certain provisions of the IRC relating to the Fund’s qualification as a RIC.

Emerging Markets Risk (Touchstone Total Return Bond Fund, Touchstone Emerging Markets Equity Fund, Touchstone Emerging Markets Equity Fund II, Touchstone Global Equity Fund, Touchstone Global Real Estate Fund, Touchstone International Fixed Income Fund and Touchstone Focused Equity Fund): Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Equity Securities Risk (Touchstone Capital Appreciation Fund, Touchstone Emerging Markets Equity Fund, Touchstone Emerging Markets Equity Fund II, Touchstone Global Equity Fund, Touchstone Large Cap Relative Value Fund, Touchstone Mid Cap Value Fund, Touchstone Small Cap Core Fund and Touchstone Focused Equity Fund): A Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles. The value of a Fund’s equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of a Fund’s shares. These factors contribute to price volatility, which is a principal risk of investing in the Funds. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of bankruptcy.

Equity Securities Risk (Touchstone Market Neutral Equity Fund): The Fund is subject to the risk that stock prices will fall (or rise with respect to short positions) over short or extended periods of time. Historically, the equity markets have moved in cycles. The value of the Fund’s equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares. Conversely, the risk of price increases with respect to securities sold short will also cause a decline in the value of the Fund’s shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of liquidation.

Event Risk (Touchstone Total Return Bond Fund and Touchstone International Fixed Income Fund): Securities may decline in credit quality and market value due to issuer restructurings, mergers, consolidations, reorganizations, tender or exchange offers, or other factors.

Foreign Securities Risk (Touchstone Total Return Bond Fund, Touchstone Emerging Markets Equity Fund, Touchstone Emerging Markets Equity Fund II, Touchstone Global Equity Fund, Touchstone Global Real Estate Fund, Touchstone International Fixed Income Fund and Touchstone Focused Equity Fund): Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund’s investments. These currency movements may happen separately from, or in response to, events that do not otherwise affect the value of the security in the issuer’s home country. There is a risk that foreign securities may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist. There is risk associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays. Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.

Forward Currency Exchange Contract Risk (Touchstone Emerging Markets Equity Fund, Touchstone Emerging Markets Equity Fund II, Touchstone Global Real Estate Fund and Touchstone International Fixed Income Fund): A forward foreign currency exchange contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. Forward foreign currency exchange contracts may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains, do not protect against fluctuations in the value of the underlying position and are subject to counterparty risk.

Interest Rate Risk (Touchstone Total Return Bond Fund and Touchstone International Fixed Income Fund): As interest rates rise, the value of fixed income securities the Fund owns will likely to decrease. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure of the expected life, taking into account any prepayment or call features of the security, of a fixed income security that is used to determine the price sensitivity of the security for a given change in interest rates. Specifically, duration is the change in the value of a fixed income security that will result from a 1% change in interest rates, and generally is stated in years. Maturity, on the other hand, is the date on which a fixed income security becomes due for payment of principal.

Investment Grade Debt Securities Risk (Touchstone Total Return Bond Fund and Touchstone International Fixed Income Fund): Investment grade debt securities may be downgraded by a Nationally Recognized Statistical Rating Organization (“NRSRO”) to below investment grade status (as defined above), which would increase the risk of holding these securities. Investment-grade debt securities rated in the lowest rating category by a NRSRO involve a higher degree of risk than fixed-income securities in the higher-rating categories. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Large-Cap Risk (Touchstone Capital Appreciation Fund, Touchstone Emerging Markets Equity Fund II and Touchstone Large Cap Relative Value Fund): Large cap risk is the risk that stocks of larger companies may underperform relative to those of small and mid-sized companies. Large cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Management Risk (All Funds): The value of your investment may decrease if the sub-advisor’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

Market Risk (Touchstone Capital Appreciation Fund, Touchstone Emerging Markets Equity Fund, Touchstone Emerging Markets Equity Fund II, Touchstone Global Equity Fund, Touchstone Large Cap Relative Value Fund, Touchstone Market Neutral Equity Fund, Touchstone Mid Cap Value Fund, Touchstone Small Cap Core Fund and Touchstone Focused Equity Fund): Market risk is the risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

Market Risk (Touchstone Total Return Bond Fund and Touchstone International Fixed Income Fund): The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. When markets are volatile, the Fund may not be able to buy or sell securities at favorable prices and the Fund may lose money.

Mid Cap Risk (Touchstone Emerging Markets Equity Fund II and Touchstone Mid Cap Value Fund): The Funds are subject to the risk that medium capitalization stocks may underperform other types of stocks or the equity markets as a whole. Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

Mortgage-Backed Securities Risk (Touchstone Total Return Bond Fund and Touchstone International Fixed Income Fund):  Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancing, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average duration of the Fund’s mortgage-backed securities and, therefore, to fully assess the .interest rate risk of the Fund. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to a Fund. The risk of such defaults is generally higher in the cases of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages. In addition, mortgage-backed securities may fluctuate in price based on deterioration in the perceived or actual of the value of the collateral underlying the pool of mortgage loans, typically residential or commercial real estate, which may result in negative amortization or negative equity meaning that the value of the collateral would be worth less than the remaining principal amount owed on the mortgages in the pool.

Non-Diversification Risk (Touchstone Global Real Estate Fund, Touchstone International Fixed Income Fund, Touchstone Small Cap Core Fund and Touchstone Focused Equity Fund): Subject to federal income tax restrictions relating to the Fund’s qualification as a regulated investment company, a non-diversified fund may invest a significant percentage of its assets in the securities of a single company. Because a higher percentage of the Fund’s holdings may be invested in a single company, the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than a diversified fund.

Non-Investment Grade Debt Securities Risk (Touchstone Total Return Bond Fund and Touchstone International Fixed Income Fund): Non-investment grade debt securities are sometimes referred to as “junk bonds” and are considered speculative with respect to their issuers’ ability to make payments of interest and principal. There is a high risk that the Fund could suffer a loss from investments in non-investment grade debt securities caused by the default of an issuer of such securities. Part of the reason for this high risk is that, in the event of a default or bankruptcy, holders of non-investment grade debt securities generally will not receive payments until the holders of all other debt have been paid. In addition, the market for non-investment grade debt securities has, in the past, had more frequent and larger price changes than the markets for other securities. Non-investment grade debt securities can also be more difficult to sell for good value.

Portfolio Turnover Risk (Touchstone Market Neutral Equity Fund):  The Fund may sell its portfolio securities, regardless of the length of time that they have been held, if the Advisor and/or sub-advisor determines that it would be in the Fund’s best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within the Advisor’s or sub-advisor’s control. These transactions will increase the Fund’s “portfolio turnover.” A 100% portfolio turnover rate would occur if all of the securities in the Fund were replaced during a given period. High turnover rates generally result in higher brokerage costs to the Fund and in higher net taxable gain for shareholders, and may reduce the Fund’s returns.

Preferred Stock Risk (Touchstone Emerging Markets Equity Fund, Touchstone Emerging Markets Equity Fund II, Touchstone Global Equity Fund, Touchstone Global Real Estate Fund and Touchstone Focused Equity Fund): Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, which can have a negative impact on the stock’s price when interest rates decline.

Prepayment Risk (Touchstone Total Return Bond Fund and Touchstone International Fixed Income Fund): The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Prepayment risk is more prevalent during periods of falling interest rates. The types of securities that are subject to call risk include mortgage-backed securities and municipal bonds with a term of longer than ten years.

Rating Agency Risk (Touchstone Total Return Bond Fund and Touchstone International Fixed Income Fund): Ratings represent an NRSRO’s opinion regarding the quality of the security and are not a guarantee of quality. NRSROs may fail to make timely credit ratings in response to subsequent events. In addition, NRSROs are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

REITs Risk (Touchstone Global Real Estate Fund): REITs are pooled investment vehicles that primarily invest in commercial real estate or real estate-related loans. REITs are susceptible to the risks associated with direct ownership of real estate, such as declines in property values, increases in property taxes, operating expenses, rising interest rates or competition, overbuilding, zoning changes, and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in REITs will result in the layering of expenses, such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940.

Short Sale Risk (Touchstone Market Neutral Equity Fund): Short sales are transactions in which the Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. The Fund is also required to segregate or earmark other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund’s needs for immediate cash or other liquidity. The Fund’s investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These expenses negatively impact the performance of the Fund. For example, when the Fund short sells an interest-bearing security, such as a bond, it is obligated to pay the interest on the security it has sold. This cost is partially offset by the interest earned by the Fund on the investment of the cash generated by the short sale. When the Fund sells short an equity security that pays a dividend, the Fund must pay out the dividend rate of the equity security to the lender and records this as an expense of the Fund and reflects the expense in the financial statements. However, a dividend paid on a security sold short generally has the effect of reducing the market value of the shorted security and thus, increases the Fund’s unrealized gain or reduces the Fund’s unrealized loss on its short sale transaction.  To the extent that the interest rate and/or dividend that the Fund is obligated to pay is greater than the interest earned by the Fund on investments, the performance of the Fund will be negatively impacted. These types of short sales expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale.

Small Cap Risk (Touchstone Small Cap Core Fund): Small cap stock risk is the risk that stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group. In addition, small cap stocks typically are traded in lower volume, and their issuers typically are subject to greater degrees of changes in their earnings and prospects.

Sovereign Debt Risk (Touchstone Total Return Bond Fund and Touchstone International Fixed Income Fund): The actions of foreign governments concerning their respective economies could have an important effect on their ability or willingness to service their sovereign debt. Such actions could have significant effects on market conditions and on the prices of securities and instruments held by the Fund, including the securities and instruments of foreign private issuers. Factors which may influence the ability or willingness of foreign sovereigns to service debt include, but are not limited to: the availability of sufficient foreign exchange on the date payment is due; the relative size of its debt service burden to the economy as a whole; its balance of payments (including export performance) and cash flow situation; its access to international credits and investments; fluctuations in interest and currency rates and reserves; and its government’s policies towards the International Monetary Fund, the World Bank and other international agencies. If a foreign sovereign defaults on all or a portion of its foreign debt, the Fund may have limited legal recourse against the issuer and/or guarantor. In some cases, remedies must be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the prevailing country which could substantially delay or defeat any recovery.

U.S. Government Securities Risk (Touchstone Total Return Bond Fund): The Fund’s U.S. government securities are not guaranteed against price movements due to changing interest rates. Securities issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. In addition, securities issued by agencies such as Federal National Mortgage Association (“Fannie Mae”) and Government National Mortgage Association (“Ginnie Mae”) are supported only by the credit of the issuing agency and any associated collateral.

Value Investing Risk (Touchstone Large Cap Relative Value Fund and Touchstone Mid Cap Value Fund): A value oriented investment approach is subject to the risk that a security believed to be undervalued does not appreciate in value or experience a decline in value.

What are Some of the Non-Principal Risks of Investing in the Funds?

Manager of Managers Risk (All Funds):  The Advisor engages one or more sub-advisors to make investment decisions on its behalf for a portion or all of each Fund. There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.

Market Disruption Risk (All Funds):  The United States, certain member states of the European Union and other countries have experienced during the past few years significant disruption to their financial markets impacting the liquidity and volatility of securities generally, including securities in which the Funds may invest.  During periods of extreme market volatility, prices of securities held by the Funds may be negatively impacted due to imbalances between market participants seeking to sell the same or similar securities and market participants willing or able to buy such securities.  As a result, the market prices of securities held by the Funds could go down, at times without regard to the financial condition of or specific events impacting the issuer of the security.

The recent instability in the financial markets has led governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds themselves are regulated. Such legislation or regulation could limit or preclude the Funds’ ability to achieve their investment goals.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Funds’ portfolio holdings. Furthermore, volatile financial markets can expose the Funds to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Funds. The Funds have established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. The Advisor and sub-advisors will monitor developments and seek to manage the Funds in a manner consistent with achieving the Funds’ investment goals, but there can be no assurance that it will be successful in doing so.

Portfolio Turnover Risk (All Funds except the Touchstone Market Neutral Equity Fund): Each Fund may sell its portfolio securities, regardless of the length of time that they have been held, if the Advisor and/or sub-advisor determines that it would be in the Fund’s best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within the Advisor’s or sub-advisor’s control. These transactions will increase a Fund’s “portfolio turnover.” A 100% portfolio turnover rate would occur if all of the securities in a Fund were replaced during a given period. High turnover rates generally result in higher brokerage costs to the Fund and in higher net taxable gain for shareholders, and may reduce the Fund’s returns.

REITs Risk (Touchstone Emerging Markets Equity Fund and Touchstone Emerging Markets Equity Fund II):  REITs are pooled investment vehicles that primarily invest in commercial real estate or real estate-related loans. REITs are susceptible to the risks associated with direct ownership of real estate, such as declines in property values, increases in property taxes, operating expenses, rising interest rates or competition, overbuilding, zoning changes, and losses from casualty or condemnation. REITs typically incur fees that are separate from those of a Fund. Accordingly, a Fund’s investments in REITs will result in the layering of expenses, such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940.

Where Can I Find Information About the Funds’ Portfolio Holdings Disclosure Policies?

A description of the Funds’ policies and procedures for disclosing portfolio securities to any person is available in the SAI and can also be found on the Funds’ website at www.TouchstoneInvestments.com.

THE FUNDS’ MANAGEMENT

Investment Advisor

Touchstone Advisors, Inc. (“Touchstone Advisors” or the “Advisor”)
303 Broadway, Suite 1100, Cincinnati, OH 45202

Touchstone Advisors has been a registered investment advisor since 1994. As of December 31, 2011, Touchstone Advisors had approximately $7.8 billion in assets under management. As the Funds’ Advisor, Touchstone Advisors continuously reviews, supervises and administers the Funds’ investment programs and also ensures compliance with the Funds’ investment policies and guidelines.

Touchstone Advisors is responsible for selecting each Fund’s sub-advisor(s), subject to approval by the Board of Trustees. Touchstone Advisors selects a sub-advisor that has shown good investment performance in its areas of expertise. Touchstone Advisors considers various factors in evaluating a sub-advisor, including:

• Level of knowledge and skill

• Performance as compared to its peers or benchmark

• Consistency of performance over 5 years or more

• Level of compliance with investment rules and strategies

• Employees facilities and financial strength

• Quality of service

Touchstone Advisors will also continually monitor each sub-advisor’s performance through various analyses and through in-person, telephone and written consultations with a sub-advisor. Touchstone Advisors discusses its expectations for performance with each sub-advisor and provides evaluations and recommendations to the Board of Trustees, including whether or not a sub-advisor’s contract should be renewed, modified or terminated.

The Securities and Exchange Commission (the “SEC”) has granted an exemptive order that permits the Trust or Touchstone Advisors, under certain conditions, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval. The Funds must still obtain shareholder approval of any sub-advisory agreement with a sub-advisor affiliated with the Trust or Touchstone Advisors other than by reason of serving as a sub-advisor to one or more Funds. Shareholders of a Fund will be notified of any changes in its sub-advisory arrangements.

Two or more sub-advisors may manage a Fund, with each managing a portion of the Fund’s assets. If a Fund has more than one sub-advisor, Touchstone Advisors allocates how much of a Fund’s assets are managed by each sub-advisor. Touchstone Advisors may change these allocations from time to time, often based upon the results of its evaluations of the sub-advisors.

Touchstone Advisors is also responsible for running all of the operations of the Funds, except those that are subcontracted to a sub-advisor, custodian, transfer agent, sub-administrative agent or other parties.  For its services, Touchstone Advisors is entitled to receive a base investment advisory fee from each Fund at an annualized rate, based on the average daily net assets of the Fund. The Annual Fee Rate below is the fee paid to Touchstone Advisors by each Fund for the fiscal year ended September 30, 2011 and is net of advisory fees waived by Touchstone Advisors, if any.  Touchstone Advisors pays sub-advisory fees to each sub-advisor from its advisory fee.

Fund	Annual Fee Rate
Capital Appreciation Fund	0.00%
Total Return Bond Fund	0.07%
Emerging Markets Equity Fund	0.94%
Emerging Markets Equity Fund II*	1.10% on first $200 million of assets; 1.05% on next $200 million of assets; 0.95% on assets over $400 million
Global Equity Fund	0.00%
Global Real Estate Fund	0.00%
International Fixed Income Fund	0.00%
Large Cap Relative Value Fund	0.00%
Market Neutral Equity Fund	0.60%
Mid Cap Value Fund	0.00%
Small Cap Core Fund	0.85%
Focused Equity Fund	0.00%

*For the fiscal year ended September 30, 2011, the Emerging Markets Equity Fund II is entitled to receive a base investment advisory fee as set forth above.

Contractual Fee Waiver Agreement

Touchstone Advisors has contractually agreed to waive fees and reimburse expenses to the extent necessary to ensure certain Funds’ total annual operating expenses (excluding dividend expenses relating to short sales, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, the cost of “Acquired Fund Fees and Expenses,” if any, other extraordinary expenses not incurred in the ordinary course of business, amounts, if any, payable pursuant to a shareholder servicing plan and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) do not exceed the contractual limits set forth below.  The contractual limits set forth below have been adjusted to include the effect of Rule 12b-1 fees, shareholder servicing fees and other anticipated class specific expenses, if applicable. Fee waivers and/or expense reimbursements are calculated and applied monthly, based on each Fund’s average net assets during such month. These fee waivers and expense reimbursements will remain in effect until at least January 27, 2013.  The terms of Touchstone Advisors’ contractual waiver agreement provide that Touchstone Advisors is entitled to recover, subject to approval by the Funds’ Board of Trustees, such amounts waived or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for a Fund.  No recoupment will occur unless a Fund’s operating expenses are below the expense limitation amount.

Contractual Limit on
Fund	Total Operating Expenses
Emerging Markets Equity Fund Class A	1.74%
Emerging Markets Equity Fund Class C	2.49%
Emerging Markets Equity Fund Class Y	1.49%
Emerging Markets Equity Fund Institutional Shares	1.34%
Emerging Markets Equity Fund II Class A	1.74%
Emerging Markets Equity Fund II Class C	2.49%
Emerging Markets Equity Fund II Class Y	1.49%
Emerging Markets Equity Fund II Institutional Shares	1.34%
Capital Appreciation Fund Class A	1.19%
Capital Appreciation Fund Class C	1.94%
Capital Appreciation Fund Class Y	0.94%
Capital Appreciation Fund Institutional Shares	0.79%
Mid Cap Value Fund Class A	1.29%
Mid Cap Value Fund Class C	2.04%
Mid Cap Value Fund Class Y	1.04%
Mid Cap Value Fund Institutional Shares	0.89%
Global Real Estate Fund Class A	1.39%
Global Real Estate Fund Class C	2.14%
Global Real Estate Fund Class Y	1.14%
Global Real Estate Fund Institutional Shares	0.99%
Large Cap Relative Value Fund Class A	1.19%
Large Cap Relative Value Fund Class C	1.94%
Large Cap Relative Value Fund Class Y	0.94%
Large Cap Relative Value Fund Institutional Shares	0.79%
Small Cap Core Fund Class A	1.34%
Small Cap Core Fund Class C	2.09%
Small Cap Core Fund Class Y	1.09%
Small Cap Core Fund Institutional Shares	0.94%
Global Equity Fund Class A	1.34%
Global Equity Fund Class C	2.09%
Global Equity Fund Class Y	1.09%
Global Equity Fund Institutional Shares	0.94%
Market Neutral Equity Fund Class A	1.50%
Market Neutral Equity Fund Class C	2.25%
Market Neutral Equity Fund Class Y	1.25%
Total Return Bond Fund Class A	0.90%
Total Return Bond Fund Class C	1.65%
Total Return Bond Fund Class Y	0.65%
Total Return Bond Fund Institutional Shares	0.50%
International Fixed Income Fund Class A	1.09%
International Fixed Income Fund Class C	1.84%
International Fixed Income Fund Class Y	0.84%
International Fixed Income Fund Institutional Shares	0.69%
Focused Equity Fund Class A	1.20%
Focused Equity Fund Class C	1.95%
Focused Equity Fund Class Y	0.95%
Focused Equity Fund Institutional Shares	0.80%

Advisory and Sub-Advisory Agreement Approval

A discussion of the basis for the Board of Trustees’ approval of the Funds’ advisory and sub-advisory agreements can be found in the Trust’s September 30, 2011 Annual Report and the March 31, 2011Semi-Annual Report.

Fort Washington is an affiliate of Touchstone Advisors. Therefore, Touchstone Advisors may have a conflict of interest when making decisions to keep Fort Washington as the Fund’s Sub-Advisor. The Board of Trustees reviews Touchstone Advisors’ decisions, with respect to the retention of Fort Washington, to reduce the possibility of a conflict of interest situation.

Sub-Advisors

Farr, Miller & Washington LLC (“FMW”), an SEC-registered advisor located at 1020 19th Street, NW, Suite 200, Washington, DC, 20036, serves as sub-advisor to the Touchstone Capital Appreciation Fund. As sub-advisor, FMW makes investment decisions for the Fund and also ensures compliance with the Fund’s investment policies and guidelines.  As of December 31, 2011, FMW had approximately $782 million in assets under management.

Prior Performance of Similar Accounts Managed by FMW

FMW has been managing large cap growth portfolios since 1996. FMW began maintaining a composite of substantially similarly managed accounts using this strategy on December 31, 1996.  This Large Cap Growth composite and the Capital Appreciation Fund have substantially similar investment objectives, policies and strategies.  The information for the Large Cap Growth composite is provided to show FMW’s past performance in managing the Large Cap Growth composite, as measured against specified market indices.  The performance of the Large Cap Growth composite does not represent the historical performance of the Capital Appreciation Fund and should not be considered indicative of future performance of the Capital Appreciation Fund.  Results may differ because of, among other things, differences in brokerage commissions, account expenses, including management fees, the size of positions taken in relation to account size and diversification of securities, timing of purchases and sales, and availability of cash for new investments.  In addition, the accounts included in the Large Cap Growth composite are not subject to certain investment limitations, diversification or other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986 (the “Code”) which, if applicable, may have adversely affected the performance results of the Large Cap Growth composite.  The results for different periods may vary.  All of FMW’s substantially similar accounts and funds that have substantially similar investment objectives, policies and strategies as the Capital Appreciation Fund are included in the Large Cap Growth composite returns presented below. The performance return information presented below was provided by FMW.

The performance is shown net of the advisory fees charged by FMW to accounts included in the composite.  Advisory fees are the only fees FMW charged to accounts included in the composite.  The composite has not been adjusted to reflect the higher expenses of the Capital Appreciation Fund.  If the Capital Appreciation Fund’s higher expenses were reflected, the Large Cap Growth composite performance presented would be lower. The Large Cap Growth composite’s rate of return includes realized and unrealized gains plus income.  Returns from cash and cash equivalents in the Large Cap Growth composite are included in the performance calculations, and the cash and cash equivalents are included in the total assets on which the performance is calculated.

The Large Cap Growth composite performance information is calculated in accordance with GIPS®, created and administered by the CFA Institute.  This method of calculating performance differs from the SEC’s standardized methodology used to calculate mutual fund performance and may result in an average annual total return that may be higher than that derived from the SEC’s standardized methodology.

FMW’s Historical Performance Composite

For the Periods Ended December 31

	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
FMW’s Composite (net of fees)	-19.45%	28.89%	9.05%	1.77%	12.05%	4.53%	-31.24%	25.90%	8.21%	-0.10%
Russell 1000 Growth Index (1)	-27.88%	29.75%	6.30%	5.26%	9.07%	11.81%	-38.44%	37.21%	16.71%	2.64%
S&P 500 Index (2)	-22.10%	28.68%	10.88%	4.91%	15.79%	5.49%	-37.00%	26.46%	15.06%	2.11%

For the Periods Ended December 31, 2011

	1 Year(3)	5 Year(3)	10 Year(3)
FMW’s Composite (net of fees)	-0.10%	-0.44%	2.36%
Russell 1000 Growth Index (1)	2.64%	2.50%	2.59%
S&P 500 Index (2)	2.11%	-0.25%	2.92%

(1)       The Russell 1000 Growth Index is an index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.  The Index reflects no deductions for fees, expenses or taxes. You cannot invest directly in an index.

(2)       The S&P 500 Index is an index that includes 500 leading companies in leading industries of the U.S. economy. The Index reflects no deductions for fees, expenses or taxes. You cannot invest directly in an index.

(3)       Returns as of December 31, 2011. Returns greater than 1 year are annualized.

EARNEST Partners LLC (“EARNEST Partners”), an SEC-registered advisor located at 1180 Peachtree Street, Suite 2300, Atlanta, GA, 30309, serves as sub-advisor to the Touchstone Large Cap Relative Value Fund and the Total Return Bond Fund.  As sub-advisor, EARNEST Partners makes investment decisions for the Funds and also ensures compliance with the Fund’s investment policies and guidelines. As of December 31, 2011, EARNEST Partners had approximately $17.3 billion in assets under management.

Prior Performance of Similar Accounts Managed by EARNEST Partners

EARNEST Partners has been managing large cap value portfolios since 1999.  EARNEST Partners began maintaining a composite of substantially similarly managed accounts using this strategy on June 30, 2002.  This composite and the Large Cap Relative Value Fund have substantially similar investment objectives, policies and strategies.  The information for the composite is provided to show EARNEST Partners’ past performance in managing the composite, as measured against specified market indices.  The performance of the composite does not represent the historical performance of the Large Cap Relative Value Fund and should not be considered indicative of future performance of the Large Cap Relative Value Fund.  Results may differ because of, among other things, differences in brokerage commissions, account expenses, including management fees, the size of positions taken in relation to account size and diversification of securities, timing of purchases and sales, and availability of cash for new investments.  In addition, the accounts included in the composite are not subject to certain investment limitations, diversification or other restrictions imposed by the 1940 Act and the Code which, if applicable, may have adversely affected the performance results of the composite.  The results for different periods may vary.  All of EARNEST Partners’ substantially similar accounts and funds that have substantially similar investment objectives, policies and strategies as the Large Cap Relative Value Fund are included in the composite returns presented below.  The performance return information presented below was provided by EARNEST Partners.

The performance is shown net of the advisory fees charged by EARNEST Partners to accounts included in the composite. Advisory fees are the only fees EARNEST Partners charged to accounts included in the composite. The composite has not been adjusted to reflect the higher expenses of the Large Cap Relative Value Fund.  If the Large Cap Relative Value Fund’s higher expenses were reflected, the composite performance presented would be lower. The composite’s rate of return includes realized and unrealized gains plus income, including accrued income.  Returns from cash and cash equivalents in the composite are included in the performance calculations, and the cash and cash equivalents are included in the total assets on which the performance is calculated.

The composite performance information is calculated in accordance with GIPS®, created and administered by the CFA Institute.  This method of calculating performance differs from the SEC’s standardized methodology used to calculate mutual fund performance and may result in an average annual total return that may be higher than that derived from the SEC’s standardized methodology.

EARNEST Partners’ Historical Performance Composite

For the Periods Ended December 31

	6/30/02- 12/31/02	2003	2004	2005	2006	2007	2008	2009
EARNEST Partners’ Composite (net of fees)	-10.35%	31.89%	14.59%	15.82%	13.03%	6.07%	-40.68%	31.16%
Russell 1000 Value Index(1)	-4.78%	30.03%	16.49%	7.05%	22.25%	-0.17%	-36.85%	19.69%

For the Periods Ended December 31

	2010	2011
EARNEST Partners’ Composite (net of fees)	18.06%	-4.58%
Russell 1000 Value Index(1)	15.51%	0.39%

For the Periods Ended December 31, 2011

	1 Year(2)	5 Year(2)	Since Inception (06/30/02)(2)
EARNEST Partners’ Composite (net of fees)	-4.58%	-1.45%	5.40%
Russell 1000 Value Index(1)	0.39%	-2.64%	4.64%

(1)       The Russell 1000 Value Index is an index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The Index reflects no deductions for fees, expenses or taxes. You cannot invest directly in an index.

(2)       Returns as of December 31, 2011.

AGF Investments America, Inc. (“AGF”), an SEC-registered advisor located at 53 State Street, Suite 1301, Boston, Massachusetts, 02109, serves as sub-advisor to the Touchstone Emerging Markets Equity Fund.  As sub-advisor, AGF makes investment decisions for the Fund and also ensures compliance with the Fund’s investment policies and guidelines. As of December 31, 2011, AGF’s parent company, AGF Management Limited, had approximately $44.4 billion in assets under management.

Prior Performance of Similar Accounts Managed by AGF Investments Inc. and AGF.

AGF Investments Inc. (“AGFI”) has been managing emerging market portfolios since 2003.  AGFI is an affiliate of AGF.  AGF was established in 2009 and manages emerging market portfolios in a substantially similar manner with the same portfolio management team as AGFI. AGFI began maintaining a composite of substantially similarly managed accounts using this strategy on June 30, 2003. This composite and the Emerging Markets Equity Fund have substantially similar investment objectives, polices and strategies. For the composite and Emerging Markets Equity Fund, Patricia Perez-Coutts is the lead portfolio manager and Stephen Way is the back up portfolio manager to Ms. Perez-Coutts in her absence. The information for the composite is provided to show AGFI’s and AGF’s past performance in managing the composite, as measured against specified market indices. The performance of the composite does not represent the historical performance of the Emerging Markets Equity Fund and should not be considered indicative of future performance of the Emerging Markets Equity Fund. Results may differ because of, among other things, differences in brokerage commissions, account expenses, including management fees, the size of positions taken in relation to account size and diversification of securities, timing of purchases and sales, and availability of cash for new investments. In addition, the accounts included in the composite are not subject to certain investment limitations, diversification or other restrictions imposed by the 1940 Act and the Code which, if applicable, may have adversely affected the performance results of the composite. The results for different periods may vary. All of AGFI’s and AGF’s substantially similar accounts and funds that have substantially similar investment objectives, policies and strategies as the Emerging Markets Equity Fund are included in the composite returns presented below. The performance return information presented below was provided by AGF Portfolio Analytics.

The performance is shown net of the advisory fees and transaction costs included in the composite. Advisory fees and transaction costs are the only fees charged to accounts included in the composite. The composite has not been adjusted to reflect the higher expenses of the Emerging Markets Equity Fund. If the Emerging Markets Equity Fund’s higher expenses were reflected, the composite performance presented would be lower. The composite account’s rate of return includes realized and unrealized gains plus income, including accrued income. Returns from cash and cash equivalents in the composite are included in the performance calculations, and the cash and cash equivalents are included in the total assets on which the performance is calculated.

The performance method used to calculate returns is a daily valued return method. Portfolios are valued daily, and the returns are calculated monthly as the compounded daily change in portfolio value. This is also known as a “true time weighted rate of return” method for calculating returns, and is commonly used in calculating performance for investment portfolios. This performance calculation method differs from the SEC’s standardized methodology used to calculate mutual fund performance and may result in an average annual total return that may be higher than that derived from the SEC’s standardized methodology. The composite is calculated by weighting the monthly account returns by their beginning of month market values to achieve an asset weighted composite return. AGFI and AGF does not represent that the composite performance information is calculated in accordance with GIPS®, created and administered by the CFA Institute.

AGFI’s and AGF’s Historical Performance Composite

For the Periods Ended December 31

	6/30/03-12/31/03	2004	2005	2006	2007	2008	2009	2010
AGFI’s and AGF’s Composite (net of fees)	36.23%	28.19%	42.79%	43.14%	34.95%	-46.10%	89.61%	23.23%
MSCI Emerging Markets Index (1)	34.57%	25.95%	34.54%	32.59%	39.78%	-53.18%	79.02%	19.20%

For the Periods Ended December 31

2011
AGFI’s and AGF’s Composite (net of fees)	-15.85%
MSCI Emerging Markets Index (1)	-18.17%

For the Periods Ended December 31, 2011

	1 Year(2)	5 Year(2)	Since Inception (06/30/03)(2)
AGFI’s and AGF’s Composite (net of fees)	-15.85%	7.42%	21.14%
MSCI Emerging Markets Index (1)	-18.17%	2.70%	15.70%

(1)            The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The Index reflects no deductions for fees, expenses or taxes. You cannot invest directly in an index.

(2)            Returns as of December 31, 2011.

Bedlam Asset Management PLC (“Bedlam”), an SEC-registered advisor located at 20 Abchurch Lane, London EC4N 7BB, United Kingdom, serves as sub-advisor to the Touchstone Global Equity Fund. As sub-advisor, Bedlam makes investment decisions for the Fund and also ensures compliance with the Fund’s investment policies and guidelines. As of December 31, 2011, Bedlam had approximately $658 million in assets under management.

Prior Performance of Similar Accounts Managed by Bedlam

Bedlam has been managing global equity portfolios since 2002. Bedlam began maintaining a composite of substantially similarly managed accounts using this strategy in December 2002. This composite and the Global Equity Fund have substantially similar investment objectives, policies and strategies. The information for the composite is provided to show Bedlam’s past performance in managing the composite, as measured against specified market indices. The performance of the composite does not represent the historical performance of the Global Equity Fund and should not be considered indicative of future performance of the Global Equity Fund. Results may differ because of, among other things, differences in brokerage commissions, account expenses, including management fees, the size of positions taken in relation to account size and diversification of securities, timing of purchases and sales, and availability of cash for new investments. In addition, the accounts included in the composite are not subject to certain investment limitations, diversification or other restrictions imposed by the 1940 Act and the Code which, if applicable, may have adversely affected the performance results of the composite. The results for different periods may vary. All of Bedlam’s substantially similar accounts and funds that have substantially similar investment objectives, policies and strategies as the Global Equity Fund are included in the composite returns presented below. The performance return information presented below was provided by Bedlam.

The performance is shown net of the advisory fees charged by Bedlam to accounts included in the composite. Advisory fees are the only fees Bedlam charged to accounts included in the composite. The composite has not been adjusted to reflect the higher expenses of the Global Equity Fund. If the Global Equity Fund’s higher expenses were reflected, the composite performance presented would be lower. The composite’s rate of return includes realized and unrealized gains plus income, including accrued income. Returns from cash and cash equivalents in the composite are included in the performance calculations, and the cash and cash equivalents are included in the total assets on which the performance is calculated.

The composite performance information is calculated in accordance with GIPS®, created and administered by the CFA Institute. This method of calculating performance differs from the SEC’s standardized methodology used to calculate mutual fund performance and may result in an average annual total return that may be higher than that derived from the SEC’s standardized methodology.

Bedlam’s Historical Performance Composite

For the Periods Ended December 31

	2003	2004	2005	2006	2007	2008	2009	2010
Bedlam’s Composite (net of fees)	43.70%	26.11%	32.55%	21.92%	8.55%	-37.39%	18.69%	14.53%
MSCI All Country World Index (1)	34.63%	15.75%	11.37%	21.53%	12.18%	-41.85%	35.41%	13.21%
MSCI World Index(2)	33.76%	15.25%	10.02%	20.65%	9.57%	-40.33%	30.79%	12.34%

For the Periods Ended December 31

2011
Bedlam’s Composite (net of fees)	-11.14%
MSCI All Country World Index (1)	-6.86%
MSCI World Index(2)	-5.02%

For the Periods Ended December 31, 2011

	1 Year(3)	5 Year(3)	Since Inception (12/31/02)(3)
Bedlam’s Composite (net of fees)	-11.14%	-3.87%	10.24%
MSCI All Country World Index (1)	-6.86%	-1.41%	7.79%
MSCI World Index(2)	-5.02%	-1.82%	7.18%

(1)            The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index reflects no deductions for fees, expenses or taxes. You cannot invest directly in an index.

(2)            The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Index reflects no deductions for fees, expenses or taxes. You cannot invest directly in an index.

(3)            Returns as of December 31, 2011.

Cornerstone Real Estate Advisers LLC (“Cornerstone”) located at One Financial Plaza, Suite 1700, Hartford, CT, 06103-2604, serves as sub-advisor to the Touchstone Global Real Estate Fund. As sub-advisor, Cornerstone makes investment decisions for the Fund and also ensures compliance with the Fund’s investment policies and guidelines. As of September 30, 2011, Cornerstone had approximately $32 billion in assets under management.

Prior Performance of Similar Accounts Managed by Cornerstone

Cornerstone has been managing global real estate portfolios since June 4, 2007. Cornerstone began maintaining a composite of substantially similarly managed accounts using this strategy on July 31, 2007. This composite and the Global Real Estate Fund have substantially similar investment objectives, policies and strategies. The information for the composite is provided to show Cornerstone’s past performance in managing the composite, as measured against specified market indices. The performance of the composite does not represent the historical performance of the Global Real Estate

Fund and should not be considered indicative of future performance of the Global Real Estate Fund. Results may differ because of, among other things, differences in brokerage commissions, account expenses, including management fees, the size of positions taken in relation to account size and diversification of securities, timing of purchases and sales, and availability of cash for new investments. In addition, the accounts included in the composite are not subject to certain investment limitations, diversification or other restrictions imposed by the 1940 Act and the Code which, if applicable, may have adversely affected the performance results of the composite. The results for different periods may vary. All of Cornerstone’s substantially similar accounts and funds that have substantially similar investment objectives, policies and strategies as the Global Real Estate Fund are included in the composite returns presented below. The performance return information presented below was provided by Cornerstone.

The performance is shown net of the advisory fees charged by Cornerstone to accounts included in the composite. Advisory fees are the only fees Cornerstone charged to accounts included in the composite. The composite has not been adjusted to reflect the higher expenses of the Global Real Estate Fund. If the Global Real Estate Fund’s higher expenses were reflected, the composite performance presented would be lower. The composite’s rate of return includes realized and unrealized gains plus income, including accrued income. Returns from cash and cash equivalents in the composite are included in the performance calculations, and the cash and cash equivalents are included in the total assets on which the performance is calculated.

The composite performance information is calculated in accordance with GIPS®, created and administered by the CFA Institute. This method of calculating performance differs from the SEC’s standardized methodology used to calculate mutual fund performance and may result in an average annual total return that may be higher than that derived from the SEC’s standardized methodology.

Cornerstone’s Historical Performance Composite

For the Periods Ended December 31

	7/31/07-12/31/07	2008	2009	2010	2011
Cornerstone’s Composite (net of fees)	0.22%	-46.70%	33.73%	19.84%	-4.19%
FTSE EPRA/NAREIT Developed Index (1)	-2.11%	-47.73%	38.26%	20.40%	-5.82%

For the Periods Ended December 31, 2011

	1 Year(2)	Since Inception (07/31/07)(2)
Cornerstone’s Composite (net of fees)	-4.19%	-4.39%
FTSE EPRA/NAREIT Developed Index (1)	-5.82%	-4.86%

(1)            The FTSE EPRA/NAREIT Developed Index is an index that measures the general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate. The Index reflects no deductions for fees, expenses or taxes. You cannot invest directly in an index.

(2)            Returns as of December 31, 2011.

GAM International Management Limited (“GAM International”), an SEC-registered advisor located at 12 St. James’s Place, London, SW1A 1NX, serves as sub-advisor to the Touchstone International Fixed Income Fund.  As sub-advisor, GAM International makes investment decisions for the Fund and also ensures compliance with the Fund’s investment policies and guidelines. As of June 30, 2011 GAM International had approximately $53.3 billion in assets under management.

Prior Performance of Similar Accounts Managed by GAM International

GAM International has been managing international fixed income portfolios since 1984. GAM International began maintaining a substantially similarly managed account using this strategy on January 1, 1985. This account and the International Fixed Income Fund have substantially similar investment objectives, policies and strategies. The information for the account is provided to show GAM International’s past performance in managing the account, as measured against specified market indices. The performance of the account does not represent the historical performance of the International Fixed Income Fund and should not be considered indicative of future performance of the International Fixed Income Fund. Results may differ because of, among other things, differences in brokerage commissions, account expenses, including management fees, the size of positions taken in relation to account size and diversification of securities, timing of purchases and sales, and availability of cash for new investments. In addition, the account is not subject to certain investment limitations, diversification or other restrictions imposed by the 1940 Act and the Code which, if applicable, may have adversely affected the performance results of the account. The results for different periods may vary. All of GAM International’s substantially similar accounts and funds that have substantially similar investment objectives, policies and strategies as the International Fixed Income Fund are included in the account returns presented below. The performance return information presented below was provided by GAM International.

The performance is shown net of the advisory, custody and administration fees charged by GAM International to accounts included in the account. Advisory, custody and administration fees are the only fees GAM International charged to accounts included in the composite. The composite has not been adjusted to reflect the higher expenses of the International Fixed Income Fund.  If the International Fixed Income Fund’s higher expenses were reflected, the account performance presented would be lower. The account’s rate of return includes realized and unrealized gains plus income, including accrued income.  Returns from cash and cash equivalents in the account are included in the performance calculations, and the cash and cash equivalents are included in the total assets on which the performance is calculated.

The performance information is calculated in accordance with GIPS®, created and administered by the CFA Institute. This method of calculating performance differs from the SEC’s standardized methodology used to calculate mutual fund performance and may result in an average annual total return that may be higher than that derived from the SEC’s standardized methodology.

GAM International’s Historical Performance Account

For the Periods Ended December 31

	2002	2003	2004	2005	2006	2007	2008	2009
GAM International’s Composite (net of fees)	19.07%	20.17%	12.94%	-8.05%	4.75%	10.99%	9.47%	6.97%
Citigroup World Government Bond Index ex-US (1)	21.99%	18.52%	12.14%	-9.20%	6.94%	11.45%	10.11%	4.39%

For the Periods Ended December 31

	2010	2011
GAM International’s Composite (net of fees)	6.28%	3.17%
Citigroup World Government Bond Index ex-US (1)	5.21%	5.17%

For the Periods Ended December 31, 2011

	1 Year(2)	5 Year(2)	10 Year(2)
GAM International’s Composite (net of fees)	3.17%	6.99%	8.03%
Citigroup World Government Bond Index ex-US (1)	5.17%	7.22%	8.36%

(1)The Citigroup World Government Bond Index ex-US is an index that measures the performance of the most significant and liquid government bond markets globally that carry at least an investment grade rating. Currently, the index includes bonds issued by the governments of 21 developed counties. The Index reflects no deductions for fees, expenses or taxes. You cannot invest directly in an index.

(2)Returns as of December 31, 2011.

Aronson Johnson Ortiz (“AJO”), an SEC-registered advisor located at 230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania, 19102, serves as sub-advisor to the Touchstone Market Neutral Equity Fund.  As sub-advisor, AJO makes investment decisions for the Fund and also ensures compliance with the Fund’s investment policies and guidelines. As of December 31, 2011, AJO had approximately $19.5 billion in assets under management.

Prior Performance of Similar Accounts Managed by AJO

AJO has been managing Market Neutral portfolios since 1997.  AJO began maintaining a composite of substantially similarly managed accounts using this strategy on January 15, 1997.  This composite and the Touchstone Market Neutral Equity Fund have substantially similar investment objectives, policies and strategies.  The information for the composite is provided to show AJO’s past performance in managing the composite, as measured against specified market indices.  The performance of the composite does not represent the historical performance of the Touchstone Market Neutral Equity Fund and should not be considered indicative of future performance of the Touchstone Market Neutral Equity Fund.  Results may differ because of, among other things, differences in brokerage commissions, account expenses, including management fees, the size of positions taken in relation to account size and diversification of securities, timing of purchases and sales, and availability of cash for new investments.  In addition, the accounts included in the composite are not subject to certain investment limitations, diversification or other restrictions imposed by the 1940 Act and the Code which, if applicable, may have adversely affected the performance results of the composite.  The results for different periods may vary.  All of AJO’s substantially similar accounts and funds that have substantially similar investment objectives, policies and strategies as the Touchstone Market Neutral Equity Fund are included in the composite returns presented below. The performance return information presented below was provided by AJO.

The performance is shown net of the advisory fees charged by AJO to accounts included in the composite. Advisory fees are the only fees AJO charged to accounts included in the composite. The composite has not been adjusted to reflect the higher expenses of the Touchstone Market Neutral Equity Fund.  If the Touchstone Market Neutral Equity Fund’s higher expenses were reflected, the composite performance presented would be lower. The composite’s rate of return includes realized and unrealized gains plus income, including accrued income.  Returns from cash and cash equivalents in the composite are included in the performance calculations, and the cash and cash equivalents are included in the total assets on which the performance is calculated.

The composite performance information is calculated in accordance with GIPS®, created and administered by the CFA Institute.  This method of calculating performance differs from the SEC’s standardized methodology used to calculate mutual fund performance and may result in an average annual total return that may be higher than that derived from the SEC’s standardized methodology.

AJO’s Historical Performance Composite

For the Periods Ended December 31

	2002	2003	2004	2005	2006	2007	2008	2009
AJO’s Composite (net of fees)	13.08%	-2.28%	1.26%	4.84%	6.77%	0.25%	10.15%	-11.82
Citigroup 3-Month T-Bill Index (1)	1.71%	1.07%	1.24%	3.00%	4.76%	4.74%	1.80%	0.18%

For the Periods Ended December 31

	2010	2011
AJO’s Composite (net of fees)	-2.58	3.28%
Citigroup 3-Month T-Bill Index (1)	0.13	0.06%

For the Periods Ended December 31, 2011

	1 Year(2)	5 Year(2)	10 Year(2)
AJO’s Composite (net of fees)	3.28%	-0.40%	2.07%
Citigroup 3-Month T-Bill Index (1)	0.06%	1.37%	1.86%

(1)The Citigroup 3-Month T-Bill Index is an index that measures monthly return equivalents of yield averages that are not marked to market. The Three-Month Treasury Bill Indexes consist of the last three three-month Treasury bill issues. The Index reflects no deductions for fees, expenses or taxes. You cannot invest directly in an index.

(2)Returns as of December 31, 2011.

Lee Munder Capital Group, LLC (“LMCG”), an SEC-registered investment adviser located at 200 Clarendon Street, 28th Floor, Boston, MA, 02116, serves as sub-advisor to the Touchstone Mid Cap Value Fund.  As sub-advisor, LMCG makes investment decisions for the Fund and also ensures compliance with the Fund’s investment policies and guidelines.  As of December 31, 2011, LMCG had approximately $4.7 billion in assets under management.

Prior Performance of Similar Accounts Managed by LMCG

LMCG has been managing mid cap value portfolios since 2005. LMCG began maintaining a composite of substantially similarly managed accounts using this strategy on October 1, 2005.  This composite and the Mid Cap Value Fund have substantially similar investment objectives, policies and strategies.  The information for the composite is provided to show LMCG’s past performance in managing the composite, as measured against specified market indices.  The performance of the composite does not represent the historical performance of the Mid Cap Value Fund and should not be considered indicative of future performance of the Mid Cap Value Fund.  Results may differ because of, among other things, differences in brokerage commissions, account expenses, including management fees, the size of positions taken in relation to account size and diversification of securities, timing of purchases and sales, and availability of cash for new investments.  In addition, the accounts included in the composite are not subject to certain investment limitations, diversification or other restrictions imposed by the 1940 Act and the Code which, if applicable, may have adversely affected the performance results of the composite.  The results for different periods may vary.  All of LMCG’s substantially similar accounts and funds that have substantially similar investment objectives, policies and strategies as the Mid Cap Value Fund are included in the composite returns presented below.  The performance return information presented below was provided by LMCG.

The performance is shown net of the advisory fees charged by LMCG to accounts included in the composite. Advisory fees are the only fees LMCG charged to accounts included in the composite. The composite has not been adjusted to reflect the higher expenses of the Mid Cap Value Fund.  If the Mid Cap Value Fund’s higher expenses were reflected, the composite performance presented would be lower. The composite’s rate of return includes realized and unrealized gains plus income, including accrued income.  Returns from cash and cash equivalents in the composite are included in the performance calculations, and the cash and cash equivalents are included in the total assets on which the performance is calculated.

The composite performance information is calculated in accordance with GIPS®, created and administered by the CFA Institute.  This method of calculating performance differs from the SEC’s standardized methodology used to calculate mutual fund performance and may result in an average annual total return that may be higher than that derived from the SEC’s standardized methodology.

LMCG’s Historical Performance Composite

For the Periods Ended December 31

	10/1/05 – 12/31/05	2006	2007	2008	2009	2010	2011
LMCG’s Composite (net of fees)	2.20%	17.40%	0.00%	-28.30%	46.70%	24.52%	-3.93%
Russell Midcap Value Index (1)	1.30%	20.20%	-1.40%	-38.40%	34.20%	24.77%	-1.38%

For the Periods Ended December 31, 2011

	1 Year(2)	5 Year(2)	Since Inception (10/01/05)(2)
LMCG’s Composite (net of fees)	-3.93%	4.71%	6.83%
Russell Midcap Value Index (1)	-1.38%	0.04%	3.24%

(1)The Russell Midcap Value Index is an index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.  The Index reflects no deductions for fees, expenses or taxes. You cannot invest directly in an index.

(2)Returns as of December 31, 2011. Returns for periods longer than one year are annualized.

London Company of Virginia d/b/a The London Company (“TLC”), an SEC-registered advisor located at 1801 Bayberry Court, Suite 301, Richmond, Virginia, 23226, serves as sub-advisor to the Touchstone Small Cap Core Fund.  As sub-advisor, TLC makes investment decisions for the Fund and also ensures compliance with the Fund’s investment policies and guidelines. As of December 31, 2011, TLC had approximately $1.9 billion in assets under management.

Prior Performance of Similar Accounts Managed by TLC

TLC has been managing small cap core portfolios since 1999.  TLC began maintaining a composite of substantially similarly managed accounts using this strategy on September 30, 1999.  This composite and the Small Cap Core Fund have substantially similar investment objectives, policies and strategies.  The information for the composite is provided to show TLC’s past performance in managing the composite, as measured against specified market indices.  The performance of the composite does not represent the historical performance of the Small Cap Core Fund and should not be considered indicative of future performance of the Small Cap Core Fund.  Results may differ because of, among other things, differences in brokerage commissions, account expenses, including management fees, the size of positions taken in relation to account size and diversification of securities, timing of purchases and sales, and availability of cash for new investments.  In addition, the accounts included in the composite are not subject to certain investment limitations, diversification or other restrictions imposed by the 1940 Act and the Code which, if applicable, may have adversely affected the performance results of the composite.  The results for different periods may vary.  All of TLC’s substantially similar accounts and funds that have substantially similar investment objectives, policies and strategies as the Small Cap Core Fund are included in the composite returns presented below. The performance return information presented below was provided by TLC.

The performance is shown net of the advisory fees charged by TLC to accounts included in the composite. Advisory fees are the only fees TLC charged to accounts included in the composite. The composite has not been adjusted to reflect the higher expenses of the Small Cap Core Fund.  If the Small Cap Core Fund’s higher expenses were reflected, the composite performance presented would be lower. The composite’s rate of return includes realized and unrealized gains plus income, excluding accrued income.  Returns from cash and cash equivalents in the composite are included in the performance calculations, and the cash and cash equivalents are included in the total assets on which the performance is calculated.

The composite performance information is calculated in accordance with GIPS®, created and administered by the CFA Institute. This method of calculating performance differs from the SEC’s standardized methodology used to calculate mutual fund performance and may result in an average annual total return that may be higher than that derived from the SEC’s standardized methodology.

TLC’s Historical Performance Composite

For the Periods Ended December 31

	2002	2003	2004	2005	2006	2007	2008	2009
TLC’s Composite (net of fees)	0.06%	47.15%	40.35%	-3.53%	41.59%	6.74%	-32.22%	40.07%
Russell 2000 Index (1)	-20.48%	47.25%	18.33%	4.55%	18.37%	-1.57%	-33.79%	27.17%

For the Periods Ended December 31

	2010	2011
TLC’s Composite (net of fees)	23.72%	6.36%
Russell 2000 Index (1)	26.85%	-4.18%

For the Periods Ended December 31, 2011

	1 Year(2)	5 Year(2)	10 Year(2)
TLC’s Composite (net of fees)	6.36%	5.92%	14.17%
Russell 2000 Index (1)	-4.18%	0.15%	5.62%

(1)The Russell 2000 Index is an index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Index reflects no deductions for fees, expenses or taxes. You cannot invest directly in an index.

(2)Returns as of December 31, 2011.

Fort Washington Investment Advisors, Inc. (“Fort Washington”), an SEC-registered advisor located at 303 Broadway, Suite 1200, Cincinnati, Ohio 45202, serves as Sub-Advisor to the Focused Equity Fund. As Sub-Advisor, Fort Washington makes investment decisions for the Fund and also ensures compliance with the Touchstone Funds’ investment policies and guidelines. As of September 30, 2011, Fort Washington had approximately $39.2 billion in assets under management.

Prior Performance of Similar Accounts Managed by Fort Washington

Fort Washington began maintaining a composite of substantially similarly managed accounts using the focused equity strategy since October 1, 2007.  This focused equity composite and the Focused Equity Fund have substantially similar investment objectives, policies and strategies.  The information for the focused equity composite is provided to show Fort Washington’s past performance in managing the focused equity composite, as measured against specified market indices.  The performance of the focused equity composite does not represent the historical performance of the Focused Equity Fund and should not be considered indicative of future performance of the Focused Equity Fund.  Results may differ because of, among other things, differences in brokerage commissions, account expenses, including management fees, the size of positions taken in relation to account size and diversification of securities, timing of purchases and sales, and availability of cash for new investments.  In addition, the accounts included in the focused equity composite are not subject to certain investment limitations, diversification or other restrictions imposed by the 1940 Ac and the Code which, if applicable, may have adversely affected the performance results of the focused equity composite.  The results for different periods may vary.  All of Fort Washington’s substantially similar accounts and funds that have substantially similar investment objectives, policies and strategies as the Focused Equity Fund are included in the focused equity composite returns presented below. The performance return information presented below was provided by Fort Washington.

The performance is shown net of the advisory fees charged by Fort Washington to accounts included in the composite. Advisory fees are the only fees Fort Washington charged to accounts included in the composite. The composite has not been adjusted to reflect the higher expenses of the Focused Equity Fund.  If the Focused Equity Fund’s higher expenses were reflected, the focused equity composite performance presented would be lower. The focused equity composite’s rate of return includes realized and unrealized gains plus income.  Returns from cash and cash equivalents in the focused equity composite are included in the performance calculations, and the cash and cash equivalents are included in the total assets on which the performance is calculated.

The focused equity composite performance information is calculated in accordance with the Global Investment Performance Standards (“GIPS®”) created and administered by the CFA Institute.  This method of calculating performance differs from the SEC’s standardized methodology to calculate mutual fund performance and may result in an average annual total return that may be higher than that derived from the SEC’s standardized methodology.

Fort Washington’s Historical Performance Composite

For the Periods Ended December 31

	10/01/07 - 12/31/07(1)	2008	2009	2010	2011
Fort Washington’s Focused Equity Composite (net of fees)	0.21%	-33.40%	45.39%	21.84%	12.02%
Russell 3000 Index(2)	-3.34%	-37.31%	28.34%	16.93%	1.03%

For the Periods Ended December 31, 2011

	1 Year(3)	Since Inception (10/01/07)(3)
Fort Washington’s Focused Equity Composite (net of fees)	-12.02%	-1.11%
Russell 3000 Index(2)	1.03%	-1.97%

(1)	Not Annualized.
(2)

The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Index reflects no deductions for fees, expenses or taxes. You cannot invest directly in an index.

(3)	Returns as of December 31, 2011.

Portfolio Managers

The Touchstone Capital Appreciation Fund is managed by Michael Farr and Taylor McGowan. The Touchstone Total Return Bond Fund is managed by Douglas Folk, Chris Fitze and Ryan Kelly. The Touchstone Emerging Markets Equity

Fund and the Touchstone Emerging Markets Equity Fund II are managed by Patricia Perez-Coutts and Stephen Way. The Touchstone Global Equity Fund is managed by Jonathan Compton and Ian McCallum. The Touchstone Global Real Estate Fund is managed by Dave Wharmby and Scott Westphal. The Touchstone International Fixed Income Fund is managed by Daniel Sheard and Tim Haywood. The Touchstone Large Cap Relative Value Fund is managed by a team led by Paul Viera. The Touchstone Market Neutral Equity Fund is managed by Theodore Aronson, Stefani Cranston, Gina Marie N. Moore, Martha Ortiz, Christopher J. W. Whitehead and R. Brian Wenzinger. The Touchstone Mid Cap Value Fund is managed by Don Cleven.  The Touchstone Small Cap Core Fund is managed by Stephen Goddard, Jonathan Moody, Wade Stinnette and J. Brian Campbell.  The Focused Equity Fund is managed by James Wilhelm.  The background of each portfolio manager is set forth below. Additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities in the Funds may be found in the SAI.

Farr, Miller & Washington LLC

Michael K. Farr, President and Chief Investment Officer, founded Farr, Miller & Washington in 1996 and is CEO and majority owner.  He has investment experience dating back to 1987.  Michael is a paid contributor to CNBC and is regularly quoted in the Wall Street Journal, USA Today, and the Washington Post, among many others.  He is the author of “A Million Is Not Enough” published by Hachette Books USA in 2008, and also “The Arrogance Cycle” recently released by Globe Pequot Press.

Taylor McGowan, CFA, Principal, Portfolio Manager and Director of Research, was a Senior Equity Research Analyst at Friedman, Billings, Ramsey, Inc. before joining Farr, Miller & Washington, LLC. in 2001.   He earned a Bachelor of Arts degree in English from the University of Virginia, an M.B.A. from the College of William and Mary, and has been awarded the Chartered Financial Analyst designation.

EARNEST Partners LLC

Paul Viera, CEO and Partner, founded EARNEST Partners. Previously he served as Global Partner and senior member of Invesco’s investment team and Vice President at Bankers Trust. He has over 30 years of investment experience.

Douglas Folk, CFA, Partner, has been with EARNEST Partners since 1999.  His prior experience includes ten years of portfolio management with Southern Farm Bureau Life Insurance Company, where he was responsible for the company’s fixed-income portfolio.  He has over twenty years of investment experience.

Chris Fitze, CFA, Director, is part of the Investment Management team and has been with EARNEST Partners since 2003.  He has over eight years of investment experience.

Ryan Kelly, CFA, Investment Management, is part of the fixed income team and has been with EARNEST Partners since 2005.  He has over eight years of investment experience.

AGF Investments America, Inc.

Patricia Perez-Coutts, CFA, Senior Vice President and Portfolio Manager, joined AGF Investments Inc. in 2001 as an emerging markets specialist.  She has managed the AGF Emerging Markets Fund since June 2002. Previously, she served as Vice President and Portfolio Manager at AIM Trimark (1994 to 2001) and as Vice President of research at First Mercantile Corporation (1990 to 1994).  Patricia was appointed as a Portfolio Manager for the Sub-Advisor, AGF, in 2009 focusing on the emerging markets mandate. She is the lead portfolio manager for the Touchstone Emerging Markets Equity Fund and Emerging Markets Equity Fund II.

Stephen Way, CFA, Senior Vice President and Portfolio Manager since 2004, joined AGF Investments Inc. in 1987. In addition to his current role, he opened AGF International Advisors Company Limited, AGF’s Dublin subsidiary, in 1991 and served as its Managing Director from 1991 to 1994. Stephen was appointed as a Portfolio Manager for the Sub-Advisor, AGF, in 2009 focusing on the emerging markets mandate.  He serves as the backup portfolio manager to Ms. Perez-Coutts in her absence.

Bedlam Asset Management PLC

Jonathan Compton, Managing Director, joined Bedlam in 2002.  Previously, he was a portfolio manager with Samuel Montagu and Baring International. He has over 30 years of investment experience.

Ian McCallum, Director and CIO, joined Bedlam in 2002. Previously, he was an analyst with Merrill Lynch, Peregrine Securities and Credit Lyonnais Securities Asia. He has over 18 years of investment experience.

Cornerstone Real Estate Advisers LLC

Dave Wharmby, CFA, Portfolio Manager, joined Cornerstone in 1997. He served as an analyst and Vice President before being named as a portfolio manager in 2007. He has managed Cornerstone’s Global Real Estate Securities product since inception and has over 18 years of real estate experience.

Scott Westphal, CFA, CPA, Managing Director, Portfolio Manager, joined Cornerstone in 1999 and is responsible for the creation and management of real estate securities portfolios. Previously he served as Executive Vice President and Portfolio Manager at JLW Capital Management and Senior Vice President at Cohen & Steers.

GAM International Management Limited

Daniel Sheard, Investment Manager, is joint lead manager of the absolute return bond family of funds and is lead manager on various long only fixed income mandates. He joined GAM International’s predecessor firm in July 2006 as Deputy Chief Investment Officer and became Chief Investment Officer in January 2008. He previously worked at Prudential M&G, where he was a director of the Institutional Fixed Income group. He is a charter holder of the Chartered Institute of Bankers. He has over 23 years of investment experience

Tim Haywood, Investment Director - Business Unit Head, is joint lead manager of the Absolute Return family of funds and is lead manager on various Long Only fixed income mandates. He joined GAM International’s predecessor firm in January 1998 from Orient Overseas International Ltd in Hong Kong, where he was CIO. He has over 22 years of investment experience.

Aronson+Johnson+Ortiz

Theodore R. Aronson, CFA, CIC, Portfolio Manager, founded AJO in 1984.  He is involved in portfolio management, administration, and marketing.  Previously, he served as a member of Drexel Burnham Investment Advisors Quantitative Equities Group and founded Addison Capital.

Stefani Cranston, CFA, CPA, Portfolio Manager, joined AJO in 1991. She has been involved in financial and portfolio accounting since joining AJO and became a portfolio manager in 2007.  Previously, she served as senior accountant at Deloitte & Touche.

Gina Marie N. Moore, CFA, CPA, Portfolio Manager, joined AJO in 1998.  She is involved in portfolio management and marketing.  Previously, she was involved in marketing, client service, and portfolio analytics, first at Brandywine Asset Management and then at Glenmede Trust.

Martha E. Ortiz, CFA, CIC, Portfolio Manager, joined AJO in 1987.  She is involved in portfolio management and trading.  Previously, she was at Wilshire Associates and Continental Grain.  At Continental, she traded cash grain commodities; at Wilshire, she supported the Equity Management System (now Atlas).

R. Brian Wenzinger, CFA, Portfolio Manager, joined AJO in 2000.  He joined AJO as a research analyst and then became a portfolio manager in 2007.  Previously, he spent 11 years at DuPont, primarily in the internal pension group.

Christopher J.W. Whitehead, CFA, Portfolio Manager, joined AJO in 2000.  He joined the research group in 2004 and in January 2010 he became a portfolio manager.

Lee Munder Capital Group, LLC

Donald Cleven, CFA, Portfolio Manager, joined LMCG in 2002.  From inception of LMCG’s Mid Cap Value Strategy in 2005 through 2007, Mr. Cleven was an associate portfolio manager. He was named co-portfolio manager on the Fund at its inception in 2009 and was named portfolio manager in 2010.  Previously he was an investment analyst for American Century Investments and performed research on small cap value equities for Reams Asset Management.

London Company of Virginia d/b/a The London Company

Stephen Goddard, CFA, President, CIO and Portfolio Manager, founded The London Company in 1994.  Previously, he held Senior Portfolio Management positions at CFB Advisory and Flippin, Bruce & Porter. He has over 24 years of investment experience.

Jonathan Moody, CFA, Principal and Portfolio Manager, joined The London Company in 2002. Previously, he founded Primary Research Group. He has over 20 years of investment experience.

J. Wade Stinnette, Portfolio Manager, joined The London Company in 2008.  Previously he served as Senior Vice President and Investment Officer at Wachovia Corporation and founded Tanglewood Asset Management.  He has over 23 years of investment experience.

J. Brian Campbell, CFA, Portfolio Manager and Director of Research, joined The London Company in 2010.  Previously he spent six years as Portfolio Manager and the Director of Research at Hilliard Lyons Capital Management. He has over 10 years of investment experience.

Mark E. DeVaul, CFA, CPA and Portfolio Manager, joined The London Company in 2011.  Previously, he spent eight years as an Equity Research Analyst at Nuveen Investments.  He has over 15 years of investment experience.

Fort Washington Investment Advisors, Inc.

James Wilhelm, Vice President and Senior Portfolio Manager, joined Fort Washington in 2002.  He has investment experience dating back to 1993.  He began as a Senior Equity Analyst in 2002 and then was named Portfolio Manager in 2005.  He became an Assistant Vice President in 2007 and then became Vice President in 2008.

CHOOSING A CLASS OF SHARES

Share Class Offerings.  Each class of shares has different sales charges and distribution fees.  The amount of sales charges and distribution fees you pay will depend on which class of shares you decide to purchase.

Class A Shares

The offering price of Class A shares of each Fund is equal to its net asset value (“NAV”) plus a front-end sales charge that you pay when you buy your shares.  The front-end sales charge is generally deducted from the amount of your investment.  Class A shares are subject to a 12b-1 distribution fee.

Class A Sales Charge-Equity Funds and the Touchstone Global Real Estate Fund and the Touchstone Market Neutral Equity Fund (the “Alternative Investment Funds”).  The following table shows the amount of front-end sales charge you will pay on purchases of Class A shares for the Touchstone Equity Funds and the Alternative Investment Funds. The amount of front-end sales charge is shown as a percentage of (1) offering price and (2) the net amount invested after the charge has been subtracted.  Note that the front-end sales charge gets lower as your investment amount gets larger.

	Sales Charge as % of	Sales Charge as % of
Amount of Your Investment	Offering Price	Net Amount Invested
Under $50,000	5.75%	6.10%
$50,000 but less than $100,000	4.50%	4.71%
$100,000 but less than $250,000	3.50%	3.63%
$250,000 but less than $500,000	2.95%	3.04%
$500,000 but less than $1 million	2.25%	2.30%
$1 million or more	0.00%	0.00%

Class A Sales Charge-Fixed Income Funds. The following table shows the amount of front-end sales charge you will pay on purchases of Class A shares for the Touchstone Fixed Income Funds. The amount of front-end sales charge is shown as a percentage of (1) offering price and (2) the net amount invested after the charge has been subtracted. Note that the front-end sales charge gets lower as your investment amount gets larger.

	Sales Charge as % of	Sales Charge as % of
Amount of Your Investment	Offering Price	Net Amount Invested
Under $50,000	4.75%	4.99%
$50,000 but less than $100,000	4.50%	4.71%
$100,000 but less than $250,000	3.50%	3.63%
$250,000 but less than $500,000	2.95%	3.04%
$500,000 but less than $1 million	2.25%	2.30%
$1 million or more	0.00%	0.00%

Waiver of Class A Sales Charge.  There is no front-end sales charge if you invest $1 million or more in Class A shares of a Fund. If you redeem shares that were part of the $1 million breakpoint purchase within one year, you may pay a contingent deferred sales charge (“CDSC”) of 1% on the shares redeemed, if a commission was paid by Touchstone Securities, Inc. (“Touchstone”) to a participating unaffiliated broker dealer. There is no front-end sales charge on exchanges between Funds or dividends reinvested in a Fund. In addition, there is no front-end sales charge on the following purchases:

•       Purchases by registered representatives or other employees (and their immediate family members*) of broker-dealers, banks, or other financial institutions having selling agreements with Touchstone.

•       Purchases in accounts as to which a broker-dealer or other financial intermediary charges an asset management fee economically comparable to a sales charge, provided the broker-dealer or other financial intermediary has a selling agreement with Touchstone.

•       Purchases by a trust department of any financial institution in its capacity as trustee to any trust.

•       Purchases through authorized processing organizations described in this Prospectus.

•       Purchases by an employee benefit plan having more than 25 eligible employees or a minimum of $250,000 invested in the Touchstone Funds.

•       Purchases by an employee benefit plan that is provided administrative services by a third party administrator that has entered into a special service arrangement with Touchstone.

•         Purchases by shareholders who owned shares of Touchstone Funds Group Trust as of November 17, 2006 who are investing additional shares for their account or opening new accounts in any Touchstone Fund. If you are purchasing shares through a financial intermediary, you must notify the intermediary at the time of purchase that a purchase qualifies for a sales load waiver and you may be required to provide copies of account statements verifying your qualification.

•         Reinvestment of redemption proceeds from Class A shares of any Touchstone Fund if the reinvestment occurs within 90 days of redemption.

*      Immediate family members are defined as the spouse, parents, siblings, domestic partner, natural or adopted children, mother-in-law, father-in-law, brother-in-law and sister-in-law of a registered representative or employee.  The term “employee” is deemed to include current and retired employees.

In addition, Class A shares may be purchased with no front-end sales charge through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisers. In each case, the intermediary has entered into an agreement with Touchstone to include the Touchstone Funds in their program without the imposition of a sales charge. The intermediary provides investors participating in the program with additional services, including advisory, asset allocation, recordkeeping or other services. You should ask your financial institution if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs also may offer their clients other classes of shares of the funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Sales charge waivers must be qualified in advance by Touchstone by marking the appropriate section on the investment application. You can obtain the application and form by calling Touchstone at 1.800.543.0407 or by visiting the TouchstoneInvestments.com website. Purchases at NAV may be made for investment only, and the shares may not be resold except through redemption by or on behalf of the Fund. At the option of the Fund, the front-end sales charge may be included on future purchases.

Reduced Class A Sales Charge. You may also purchase Class A shares of a Fund at the reduced sales charges shown in the table above through the Rights of Accumulation Program or by signing a Letter of Intent. The following purchasers (“Qualified Purchasers”) may qualify for a reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

•       an individual, an individual’s spouse, an individual’s children under the age of 21; or

•       a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved; or

•       employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases are provided; or

•       an organized group, provided that the purchases are made through a central administrator, a single dealer or other means which result in economy of sales effort or expense.

The following accounts (“Qualified Accounts”) held in Class A shares of any Touchstone Fund sold with a front-end sales charge may be grouped together to qualify for the reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

•       Individual accounts

•       Joint tenant with rights of survivorship accounts

•       Uniform gift to minor accounts (“UGTMA”)

•       Trust accounts

•       Estate accounts

•       Guardian/Conservator accounts

•       IRA accounts, including Traditional, Roth, SEP and SIMPLE

•       Coverdell Education Savings Accounts

Rights of Accumulation Program. Under the Rights of Accumulation Program, you may qualify for a reduced sales charge by aggregating all of your investments held in a Qualified Account. You or your dealer must notify Touchstone at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program and must provide either a list of account numbers or copies of account statements verifying your qualification. If your shares are held directly in a Touchstone Fund or through a dealer, you may combine the historical cost or current NAV (whichever is higher) of your existing Class A shares of any Touchstone Fund sold with a front-end sales charge with the amount of your current purchase in order to take advantage of the reduced sales charge. Historical cost is the price you actually paid for the shares you own, plus your reinvested dividends and capital gains.  If you are using historical cost to qualify for a reduced sales charge, you should retain any records to substantiate your historical costs since the Fund, its transfer agent or your broker-dealer may not maintain this information.

If your shares are held through financial intermediaries and/or in a retirement account (such as a 401(k) or employee benefit plan), you may combine the current NAV of your existing Class A shares of any Touchstone Fund sold with a front-end sales charge with the amount of your current purchase in order to take advantage of the reduced sales charge.  You or your financial intermediary must notify Touchstone at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program and must provide copies of account statements dated within three months of your current purchase verifying your qualification.

Upon receipt of the above referenced supporting documentation, Touchstone will calculate the combined value of all of the Qualified Purchaser’s Qualified Accounts to determine if the current purchase is eligible for a reduced sales charge.  Purchases made for nominee or street name accounts (securities held in the name of a dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with purchases for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Letter of Intent. If you plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gains distributions) during the next 13 months in Class A shares of any Touchstone Fund sold with a front-end sales charge, you may qualify for a reduced sales charge by completing the Letter of Intent section of your account application. A Letter of Intent indicates your intent to purchase at least $50,000 in Class A shares of any Touchstone Fund sold with a front-end sales charge over the next 13 months in exchange for a reduced sales charge indicated on the above chart.  The minimum initial investment under a Letter of Intent is $10,000.  You are not obligated to purchase additional shares if you complete a Letter of Intent. However, if you do not buy enough shares to qualify for the projected level of sales charge by the end of the 13-month period (or when you sell your shares, if earlier), your sales charge will be recalculated to reflect your actual purchase level. During the term of the Letter of Intent, shares representing 5% of your intended purchase will be held in escrow. If you do not purchase enough shares during the 13-month period to qualify for the projected reduced sales charge, the additional sales charge will be deducted from your escrow account. If you have purchased Class A shares of any Touchstone Fund sold with a front-end sales charge within 90 days prior to signing a Letter of Intent, they may be included as part of your intended purchase, however, previous purchase transactions will not be recalculated with the proposed new breakpoint. You must provide either a list of account numbers or copies of account statements verifying your purchases within the past 90 days.

Other Information.  Information about sales charges and breakpoints is also available in a clear and prominent format on the TouchstoneInvestments.com website. You can access this information by selecting “Sales Charges and Breakpoints” under the “Pricing and Performance” link. For more information about qualifying for a reduced or waived sales charge, contact your financial advisor or contact Touchstone at 1.800.543.0407.

Class C Shares

Because in most cases it is more advantageous to purchase Class A shares for amounts of $1 million or more, a request to purchase Class C shares for $1 million or more will be considered as a purchase request for Class A shares or declined. Class C shares of the Funds are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Funds. Class C shares are subject to a 12b-1 fee.  A CDSC of 1.00% will be charged on Class C shares redeemed within 1 year after you purchased them.

Class Y Shares

Class Y shares of the Funds are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Funds. Class Y shares are not subject to a 12b-1 fee or CDSC.

Institutional Shares

Institutional shares of the Funds are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Funds. Institutional shares are not subject to a 12b-1 fee or CDSC.

DISTRIBUTION ARRANGEMENTS

12b-1 Distribution Plans.  Each Fund offering Class A and Class C shares has adopted a distribution plan under Rule 12b-1 of the 1940 Act.  The plans allow each Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders.  Under the Class A plan, the Funds pay an annual fee of up to 0.25% of average daily net assets that are attributable to Class A shares.  Under the Class C plan, the Funds pay an annual fee of up to 1.00% of average daily net assets that are attributable to Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder servicing fee).  Because these fees are paid out of a Fund’s assets on an ongoing basis, they will increase the cost of your investment and over time may cost you more than paying other types of sales charges.

Dealer Compensation.  Touchstone, the Trust’s principal underwriter, at its expense (from a designated percentage of its income) currently provides additional compensation to certain dealers.  Touchstone pursues a focused distribution strategy with a limited number of dealers who have sold shares of a Fund or other Touchstone Funds.  Touchstone reviews and makes changes to the focused distribution strategy on a continual basis.  These payments are generally based on a pro rata share of a dealer’s sales.  Touchstone may also provide compensation in connection with conferences, sales or training programs for employees, seminars for the public, advertising and other dealer-sponsored programs.  Touchstone Advisors, at its expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for distribution, administrative and/or shareholder servicing activities.  Touchstone Advisors may also reimburse Touchstone for making these payments.  For more information on payment arrangements, please see the section entitled “The Distributor” in the SAI.

INVESTING WITH TOUCHSTONE

Choosing the Appropriate Investments to Match Your Goals.  Investing well requires a plan.  We recommend that you meet with your financial advisor to plan a strategy that will best meet your financial goals.

Purchasing Your Shares

Please read this Prospectus carefully and then determine how much you want to invest.

For Class A shares and Class C shares, you may purchase shares of the Funds directly from Touchstone or through your financial advisor.

Class Y shares are available through your financial institution.  New purchases of Class Y shares are not available directly from Touchstone.  Also, new purchases of Class Y shares may not be available through certain financial intermediaries who do not have appropriate selling agreements in place with Touchstone.

For Institutional shares, you may purchase shares of the Funds directly from Touchstone or through your financial institution.

In order to open an account you must complete an investment application.  You can obtain an investment application from Touchstone, your financial advisor, your financial institution, or by visiting our website at TouchstoneInvestments.com.  For more information about how to purchase shares, call Touchstone at 1.800.543.0407.

Investor Alert:  Each Touchstone Fund reserves the right to restrict or reject any purchase request, including exchanges from other Touchstone Funds, that it regards as disruptive to efficient portfolio management.  For example, a purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.  (See “Market Timing Policy” in this Prospectus.) Touchstone may change applicable initial and additional investment minimums at any time.

Class Y Shares “Grandfather” Clause.  New purchases of the Class Y shares are no longer available directly through Touchstone.  Those shareholders who owned Class Y shares purchased directly through Touchstone prior to February 2, 2009 may continue to hold Class Y shares of the corresponding Fund(s). In addition, those shareholders may continue to make subsequent purchases into existing accounts of Class Y shares of the Fund(s) they owned prior to February 2, 2009.

Opening an Account

Important Information About Procedures for Opening an Account

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.  What this means for you: When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you.  We may also ask to see your driver’s license or other identifying documents. If we do not receive these required pieces of information, there will be a delay in processing your investment request, which could subject your investment to market risk.  If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified.  However, if we are unable to completely verify your identity through our verification process, the Fund reserves the right to close your account without notice and return your investment to you at the price determined at the end of business (usually 4:00 p.m. eastern time (“ET”)), on the day that your account is closed. If we close your account because we are unable to completely verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

Investing in the Funds

By mail or through your financial advisor

•        Please make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds.  We do not accept third party checks for initial investments.

•        Send your check with the completed investment application by regular mail to Touchstone Investments, P.O. Box 9878, Providence, RI 02940, or by overnight mail to Touchstone Investments, c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581.

•        Your application will be processed subject to your check clearing. If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

•        You may also open an account through your financial advisor.

Through your financial institution

•     You may invest in certain share classes by establishing an account through financial institutions that have appropriate selling agreements with Touchstone.

•     Your financial institution will act as the shareholder of record of your shares.

•     Financial institutions may set different minimum initial and additional investment requirements, may impose other restrictions or may charge you fees for their services.

•     Financial institutions may designate intermediaries to accept purchase and sales orders on the Funds’ behalf.

•     Your financial institution may receive compensation from the Funds, Touchstone, Touchstone Advisors or their affiliates.

•     Before investing in the Funds through your financial institution, you should read any materials provided by your financial institution together with this Prospectus.

By exchange

Other Touchstone Funds may be exchanged pursuant to the exchange rules outlined below:

•        Class A shares may be exchanged into any other Touchstone Class A Fund at NAV and may be exchanged into any Touchstone money market fund, except the Institutional Money Market Fund and the Ohio Tax-Free Money Market Fund Institutional Class.

•        Class C shares may be exchanged into any other Touchstone Class C Funds and may be exchanged into any Touchstone money market fund, except the Institutional Money Market Fund and the Ohio Tax-Free Money Market Fund Institutional Class.

•        Class Y shares and Institutional shares of the Fund are exchangeable for Class Y shares and Institutional shares of other Touchstone Funds, respectively, as long as investment minimums and proper selling agreement requirements are met.

•        You do not have to pay any exchange fee for your exchange.

•        Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange.  However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending on when you originally purchased the exchanged shares.  For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

•        If you exchange Class C shares for Class A shares of any Touchstone money market fund, the amount of time you hold shares of the money market fund will not be added to the holding period of your original shares for the purpose of calculating the CDSC, if you later redeem the exchanged shares.  However, if you exchange back into your original Class C shares, the prior holding period of your Class C shares will be added to your current holding period of Class C shares in calculating the CDSC.

•        If you purchased Class A shares for $1 million or more at NAV and compensation was paid to an unaffiliated dealer and you exchange all or a portion of the shares into any Touchstone money market fund within 12 months of the original purchase, the amount of time you hold shares of the money market fund will not be added to the holding period of your original shares for the purpose of calculating the CDSC, if you later redeem the exchanged shares. However if you exchange back into Class A shares, the prior holding period of your Class A shares will be added to your current holding period of Class A shares in calculating the CDSC.

•        You should carefully review the disclosure provided in the Prospectus relating to the exchanged-for shares before making an exchange of your Fund shares.

•        You may realize taxable gain if you exchange shares of a Fund for shares of another Fund.  See “Tax Information” for more information and the tax consequences of such an exchange.

Shares of the Touchstone Ultra Short Duration Fixed Income Fund, which are offered in a separate prospectus, are prohibited from exchanging into any other Touchstone Fund.

Through retirement plans

You may invest in certain Funds through various retirement plans. These include individual retirement plans and employer sponsored retirement plans.

Individual Retirement Plans

•        Traditional Individual Retirement Accounts (“IRAs”)

•        Savings Incentive Match Plan for Employees (“SIMPLE IRAs”)

•        Spousal IRAs

•        Roth Individual Retirement Accounts (“Roth IRAs”)

•        Coverdell Education Savings Accounts (“Education IRAs”)

•        Simplified Employee Pension Plans (“SEP IRAs”)

Employer Sponsored Retirement Plans

•        Defined benefit plans

•        Defined contribution plans (including 401(k) plans, profit sharing plans and money purchase plans)

•        457 plans

To determine which type of retirement plan is appropriate for you, please contact your tax advisor.

For further information about any of the plans, agreements, applications and annual fees, contact Touchstone at 1.800.543.0407 or contact your financial advisor.

Through a processing organization

You may also purchase shares of the Funds through a “processing organization,” (e.g., a mutual fund supermarket) which is a broker-dealer, bank or other financial institution that purchases shares for its customers.  Some of the Touchstone Funds have authorized certain processing organizations (“Authorized Processing Organizations”) to receive purchase and sales orders on their behalf. Before investing in the Funds through a processing organization, you should read any materials provided by the processing organization together with this Prospectus. You should also ask the processing organization if they are authorized by the Touchstone Funds to receive purchase and sales orders on their behalf.  If the processing organization is not authorized, then your purchase order could be rejected which could subject your investment to market risk. When shares are purchased with an Authorized Processing Organization, there may be various differences compared to investing directly with Touchstone. The Authorized Processing Organization may:

                • Charge a fee for its services

                • Act as the shareholder of record of the shares

                • Set different minimum initial and additional investment requirements

                • Impose other charges and restrictions

                • Designate intermediaries to accept purchase and sales orders on the Funds’ behalf

Touchstone considers a purchase or sales order as received when an Authorized Processing Organization, or its authorized designee, receives the order in proper form. These orders will be priced based on the Fund’s NAV or offering price (which is NAV plus any applicable sales charge), if applicable, next computed after such order is received in proper form by an Authorized Processing Organization, or its authorized designee.

Shares held through an Authorized Processing Organization may be transferred into your name following procedures established by your Authorized Processing Organization and Touchstone.  Certain Authorized Processing Organizations may receive compensation from the Funds, Touchstone, Touchstone Advisors or their affiliates.

It is the responsibility of an Authorized Processing Organization to transmit properly completed orders so that they will be received by Touchstone in a timely manner.

Pricing of Purchases

We price direct purchases in the Funds based upon the next determined public offering price (NAV plus any applicable sales charge) after your order is received. Direct purchase orders received by Touchstone, an Authorized Processing Organization, financial advisor or financial institution, by the close of the regular session of trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. ET, are processed at that day’s public offering price. Direct purchase orders received by Touchstone, an Authorized Processing Organization, financial advisor or financial institution, after the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, are processed at the public offering price next determined on the following business day. It is the responsibility of the financial institution, financial advisor or Authorized Processing Organization to transmit orders that will be received by Touchstone in proper form and in a timely manner.

Adding to Your Account

By check

•      Complete the investment form provided at the bottom of a recent account statement.

•      Make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds.

•      Write your account number on the check.

•      Either: (1) Mail the check with the investment form to Touchstone; or (2) Mail the check directly to your financial advisor or financial institution at the address printed on your account statement. Your financial advisor or financial institution is responsible for forwarding payment promptly to Touchstone.

•      If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

By wire

•      Contact Touchstone, your financial advisor or your financial institution for further instructions.

•      Contact your bank and ask it to wire federal funds to Touchstone. Specify your name and account number when remitting the funds.

•      Your bank may charge a fee for handling wire transfers.

•      Purchases in the Funds will be processed at that day’s NAV (or public offering price, if applicable) if Touchstone receives a properly executed wire by the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, on a day when the NYSE is open for regular trading.

By exchange

•      You may add to your account by exchanging shares from another Touchstone Fund.

•      For information about how to exchange shares among the Touchstone Funds, see “Opening an Account - By exchange” in this Prospectus.

Purchases with Securities

Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to, shares of common stock, provided the acquisition of such securities is consistent with the applicable Fund’s investment goal and is otherwise acceptable to Touchstone Advisors.

Automatic Investment Options

The various ways that you can automatically invest in the Funds are outlined below.  Touchstone does not charge any fees for these services. For further details about these services, call Touchstone at 1.800.543.0407. If you hold your shares through a financial institution or Authorized Processing Organization, please contact them for further details on automatic investment options.

Automatic Investment Plan. You can pre-authorize monthly investments in a Fund of $50 or more to be processed electronically from a checking or savings account. You will need to complete the appropriate section in the investment application to do this. Amounts that are automatically invested in a Fund will not be available for redemption until three business days after the automatic reinvestment.

Reinvestment/Cross Reinvestment. Dividends and capital gains can be automatically reinvested in the Fund that pays them or in another Touchstone Fund within the same class of shares without a fee or sales charge.  Dividends and capital gains will be reinvested in the Fund that pays them, unless you indicate otherwise on your investment application.  You may also choose to have your dividends or capital gains paid to you in cash. Dividends are taxable whether you reinvest such dividends in additional shares of a Fund or choose to receive cash.  If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as “undeliverable” or (2) is not cashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share net asset value determined as of the date of payment.  In addition, any undeliverable checks or checks that are not cashed for six months will be cancelled and then reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

Direct Deposit Purchase Plan. You may automatically invest Social Security checks, private payroll checks, pension pay outs or any other pre-authorized government or private recurring payments in our Funds.

Dollar Cost Averaging. Our dollar cost averaging program allows you to diversify your investments by investing the same amount on a regular basis. You can set up periodic automatic exchanges of at least $50 from one Touchstone Fund to any other. The applicable sales charge, if any, will be assessed.

Selling Your Shares

You may sell some or all of your shares on any day that the Fund calculates its NAV.  If your request is received by Touchstone, an Authorized Processing Organization, financial advisor or financial institution, in proper form by the close of regular trading on the NYSE (usually 4:00 p.m. ET), you will receive a price based on that day’s NAV for the shares you sell. Otherwise, the price you receive will be based on the NAV that is next calculated.

Through Touchstone - By telephone

•      You can sell or exchange your shares over the telephone, unless you have specifically declined this option. If you do not wish to have this ability, you must mark the appropriate section of the investment application. You may only sell shares over the telephone if the amount is less than $100,000.

•      To sell your Fund shares by telephone, call Touchstone at 1.800.543.0407.

•      Shares held in IRA accounts and qualified retirement plans cannot be sold by telephone.

•      If we receive your sale request by the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, on a day when the NYSE is open for regular trading, the sale of your shares will be processed at the next determined NAV on that day. Otherwise it will occur on the next business day.

•      Interruptions in telephone service could prevent you from selling your shares by telephone when you want to.  When you have difficulty making telephone sales, you should mail to Touchstone (or send by overnight delivery), a written request for the sale of your shares.

•      In order to protect your investment assets, Touchstone will only follow instructions received by telephone that it reasonably believes to be genuine. However, there is no guarantee that the instructions relied upon will always be genuine and Touchstone will not be liable, in those cases. Touchstone has certain procedures to confirm that telephone instructions are genuine. If it does not follow such procedures in a particular case, it may be liable for any losses due to unauthorized or fraudulent instructions.  Some of these procedures may include:

•       Requiring personal identification

•       Making checks payable only to the owner(s) of the account shown on Touchstone’s records

•       Mailing checks only to the account address shown on Touchstone’s records

•       Directing wires only to the bank account shown on Touchstone’s records

•       Providing written confirmation for transactions requested by telephone

•       Digitally recording instructions received by telephone

Through Touchstone - By mail

•      Write to Touchstone.

•      Indicate the number of shares or dollar amount to be sold.

•      Include your name and account number.

•      Sign your request exactly as your name appears on your investment application.

•      You may be required to have your signature guaranteed (See “Signature Guarantees” in this Prospectus for more information).

Through Touchstone - By wire

•      Complete the appropriate information on the investment application.

•      You may be charged a fee by the Fund or Fund’s Authorized Processing Organization for wiring redemption proceeds. You may also be charged a fee by your bank.

•      Redemption proceeds will only be wired to a commercial bank or brokerage firm in the United States.

•      Your redemption proceeds may be deposited without a charge directly into your bank account through an ACH transaction.  Contact Touchstone for more information.

Through Touchstone - Through a systematic withdrawal plan

•      You may elect to receive, or send to a third party, withdrawals of $50 or more if your account value is at least $5,000.

•      Withdrawals can be made monthly, quarterly, semiannually or annually.

•      There is no fee for this service.

•      There is no minimum account balance required for retirement plans.

Through your financial advisor, financial institution or Authorized Processing Organization

•      You may also sell shares by contacting your financial advisor, financial institution or Authorized Processing Organization, which may charge you a fee for this service. Shares held in street name must be sold through your financial advisor, financial institution or, if applicable, the Authorized Processing Organization.

•      Your financial advisor, financial institution or Authorized Processing Organization is responsible for making sure that sale requests are transmitted to Touchstone in proper form and in a timely manner.

•        Your financial institution may charge you a fee for selling your shares.

•        Redemption proceeds will only be wired to a commercial bank or brokerage firm in the United States.

Investor Alert: Unless otherwise specified, proceeds will be sent to the record owner at the address shown on Touchstone’s records.

Contingent Deferred Sales Charge (“CDSC”)

If you purchase $1 million or more Class A shares at NAV, a CDSC of 1.00% may be charged on redemptions made within 1 year of your purchase. If you redeem Class C shares within 1 year of your purchase, a CDSC of 1.00% will be charged.

The CDSC will not apply to redemptions of shares you received through reinvested dividends or capital gains distributions and may be waived under certain circumstances described below. The CDSC will be assessed on the lesser of your shares’ NAV at the time of redemption or the time of purchase. The CDSC is paid to Touchstone to reimburse expenses incurred in providing distribution-related services to the Funds.

No CDSC is applied if:

•      The redemption is due to the death or post-purchase disability of a shareholder

•      The redemption is from a systematic withdrawal plan and represents no more than 10% of your annual account value

•      The redemption is a benefit payment made from a qualified retirement plan, unless the redemption is due to termination of the plan or transfer of the plan to another financial institution

•      The redemption is for a mandatory withdrawal from a traditional IRA account after age 70 1/2

When we determine whether a CDSC is payable on a redemption, we assume that:

•      The redemption is made first from amounts not subject to a CDSC; then

•      From the earliest purchase payment(s) that remain invested in the Fund

The above mentioned CDSC waivers do not apply to redemptions made within one year for purchases of $1 million or more in Class A shares of the Touchstone Funds where a commission was paid by Touchstone to a participating unaffiliated broker dealer.

The SAI contains further details about the CDSC and the conditions for waiving the CDSC.

Signature Guarantees

Some circumstances require that your request to sell shares be made in writing accompanied by an original Medallion Signature Guarantee. A Medallion Signature Guarantee helps protect you against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. Each Fund reserves the right to require a signature guarantee for any request related to your account including, but not limited to:

•      Proceeds to be paid when information on your account has been changed within the last 30 days (including a change in your name or your address, or the name or address of a payee)

•      Proceeds are being sent to an address other than the address of record

•      Proceeds or shares are being sent/transferred from unlike registrations such as a joint account to an individual’s account

•      Sending proceeds via wire or ACH when bank instructions have been added or changed within 30 days of your redemption request

•      Proceeds or shares are being sent/transferred between accounts with different account registrations

Market Timing Policy

Market timing or excessive trading in accounts that you own or control may disrupt portfolio investment strategies, may increase brokerage and administrative costs, and may negatively impact investment returns for all shareholders, including long-term shareholders who do not generate these costs. The Funds will take reasonable steps to discourage excessive short-term trading and will not knowingly accommodate frequent purchases and redemptions of Fund shares by shareholders. The Board of Trustees has adopted the following policies and procedures with respect to market timing of the Funds by shareholders.  The Funds will monitor selected trades on a daily basis in an effort to deter excessive short-term trading. If a Fund has reason to believe that a shareholder has engaged in excessive short-term trading, the Fund may ask the shareholder to stop such activities or restrict or refuse to process purchases or exchanges in the shareholder’s accounts. While a Fund cannot assure the prevention of all excessive trading and market timing, by making these judgments the Fund believes it is acting in a manner that is in the best interests of its shareholders. However, because the Funds cannot prevent all market timing, shareholders may be subject to the risks described above.

Generally, a shareholder may be considered a market timer if he or she has (i) requested an exchange or redemption out of any of the Touchstone Funds within 2 weeks of an earlier purchase or exchange request out of any Touchstone Fund, or (ii) made more than 2 “round-trip” exchanges within a rolling 90 day period. A “round-trip” exchange occurs when a shareholder exchanges from one Touchstone Fund to another Touchstone Fund and back to the original Touchstone Fund.  If a shareholder exceeds these limits, the Funds may restrict or suspend that shareholder’s exchange privileges and subsequent exchange requests during the suspension will not be processed. The Funds may also restrict or refuse to process purchases by the shareholder. These exchange limits and excessive trading policies generally do not apply to purchases and redemptions of money market funds (except in situations where excessive trading may have a detrimental or disruptive effect on share prices or portfolio management of these funds), systematic purchases and redemptions.

Financial intermediaries (such as investment advisors and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. If a Fund identifies excessive trading in such an account, the Fund may instruct the intermediary to restrict the investor responsible for the excessive trading from further trading in the Fund. In accordance with Rule 22c-2 under the 1940 Act, the Funds have entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Funds’ market-timing policy; (2) furnish the Funds, upon their request, with information regarding customer trading activities in shares of the Funds; and (3) enforce the Funds’ market-timing policy with respect to customers identified by the Funds as having engaged in market timing. When information regarding transactions in the Funds’ shares is requested by a Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.

The Funds apply these policies and procedures uniformly to all shareholders believed to be engaged in market timing or excessive trading.  The Funds have no arrangements to permit any investor to trade frequently in shares of the Funds, nor will they enter into any such arrangements in the future.

Householding Policy (Only applicable for shares held through Touchstone directly)

The Funds will send one copy of Prospectuses and shareholder reports to households containing multiple shareholders with the same last name. This process, known as “householding,” reduces costs and provides a convenience to shareholders.  If you share the same last name and address with another shareholder and you prefer to receive separate Prospectuses and shareholder reports, call Touchstone at 1.800.543.0407 and we will begin separate mailings to you within 30 days of your request. If you or others in your household invest in the Funds through a broker or other financial institution, you may receive separate Prospectuses and shareholder reports, regardless of whether or not you have consented to householding on your investment application.

Receiving Sale Proceeds

Touchstone will forward the proceeds of your sale to you (or to your financial advisor, Authorized Processing Organization or financial institution) within 7 days (normally within 3 business days) after receipt of a proper request.

Proceeds Sent to Financial Advisors, Authorized Processing Organizations or Financial Institutions. Proceeds that are sent to your financial advisor, Authorized Processing Organization or financial institution will not usually be reinvested for you unless you provide specific instructions to do so. Therefore, the financial advisor, Authorized Processing Organization or financial institution may benefit from the use of your money.

Fund Shares Purchased by Check (Only applicable for shares held through Touchstone directly). We may delay mailing your redemption proceeds for shares you recently purchased by check until your check clears, which may take up to 15 days. If you need your money sooner, you should purchase shares by bank wire.

Reinstatement Privilege (Class A and Class C Shares Only). You may, within 90 days of redemption, reinvest all or part of your sale proceeds by sending a written request and a check to Touchstone.  If the redemption proceeds were from the sale of your Class A shares and the sales load incurred on the initial purchase is equal to or exceeds the sales load of your reinvestment, you can reinvest into Class A shares of any Touchstone Fund at NAV. If the redemption proceeds were from the sale of Class A shares and the sales load that you incurred on the initial purchase is less than the sales charge for the Fund in which you are reinvesting, you will incur a sales charge representing the difference. Reinvestment will occur after Touchstone receives your request.  If the proceeds were from the sale of your Class C shares, you can reinvest those proceeds into Class C shares of any Touchstone Fund.  If you paid a CDSC on the reinstated amount, that CDSC will be reimbursed to you upon reinvestment.

Low Account Balances (Only applicable for shares held through Touchstone directly). If your balance falls below the minimum amount required for your account, based on actual amounts you have invested (as opposed to a reduction from market changes), your account may be subject to an annual account maintenance fee or Touchstone may sell your shares and send the proceeds to you. This involuntary sale does not apply to retirement accounts or custodian accounts under the Uniform Gifts/Transfers to Minors Act (“UGTMA”). Touchstone will notify you if your shares are about to be sold and you will have 30 days to increase your account balance to the minimum amount.

Delay of Payment. It is possible that the payment of your sale proceeds could be postponed or your right to sell your shares could be suspended during certain circumstances.  These circumstances can occur:

•        When the NYSE is closed on days other than customary weekends and holidays

•        When trading on the NYSE is restricted

•        During any other time when the SEC, by order, permits.

Redemption in Kind. Under unusual circumstances, when the Board of Trustees deems it appropriate, a Fund may make payment for shares redeemed in portfolio securities of the Fund taken at current value. Shareholders may incur transaction and brokerage costs when they sell these portfolio securities including federal income tax. Until such time as the shareholder sells the securities they receive in kind, the securities are subject to market risk.

Pricing of Fund Shares

Each Fund’s share price (also called “NAV”) and offering price (NAV plus a sales charge, if applicable) is determined as of the close of trading (normally 4:00 p.m. ET) every day the NYSE is open. Each Fund calculates its NAV per share, generally using market prices, by dividing the total value of its net assets by the number of shares outstanding. Shares are purchased or sold at the next offering price determined after your purchase or sale order is received in proper form by Touchstone, an Authorized Processing Organization or financial institution.

The Funds’ equity investments are valued based on market value or, if no market value is available, based on fair value as determined by the Board of Trustees (or under their direction). The Funds may use pricing services to determine market value for investments.  Some specific pricing strategies follow:

•        All short-term dollar-denominated investments that mature in 60 days or less are valued on the basis of amortized cost which the Board of Trustees has determined as fair value.

•        Securities mainly traded on a U.S. exchange are valued at the last sale price on that exchange or, if no sales occurred during the day, at the current quoted bid price.

Any foreign securities held by a Fund will be priced as follows:

•        All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values.

•        Securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange. However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, but before the close of regular trading on the NYSE, the security may be priced based on fair value. This may cause the value of the security on the books of the Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of the NAV.

•        Because portfolio securities that are primarily listed on a non-U.S. exchange may trade on weekends or other days when a Fund does not price its shares, a Fund’s NAV may change on days when shareholders will not be able to buy or sell shares.

Securities held by a Fund that do not have readily available market quotations, or securities for which the available market quotation is not reliable, are priced at their fair value using procedures approved by the Board of Trustees. Any debt securities held by a Fund for which market quotations are not readily available are generally priced at their most recent bid prices as obtained from one or more of the major market makers for such securities. The Funds may use fair value pricing under the following circumstances, among others:

•        If the value of a security has been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets on which the security is traded.

•        If a security, such as a small cap or micro cap security, is so thinly traded that reliable market quotations are unavailable due to infrequent trading.

•        If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund’s NAV calculation.

The use of fair value pricing has the effect of valuing a security based upon the price a Fund might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. The Fund’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available. With respect to any portion of a Fund’s assets that is invested in other mutual funds, that portion of the Fund’s NAV is calculated based on the NAV of that mutual fund. The Prospectus for the other mutual fund explains the circumstances and effects of fair value pricing for that fund.

DISTRIBUTION AND TAXES

Each Fund intends to distribute to its shareholders substantially all of its income and capital gains.  The Total Return Bond Fund and International Fixed Income Fund distribute their income, if any, monthly to shareholders. The Capital Appreciation Fund, Emerging Markets Equity Fund, Emerging Markets Equity Fund II, Global Equity Fund, Market Neutral Equity Fund, Small Cap Core Fund and Focused Equity Fund distribute their income, if any, annually to shareholders. The Global Real Estate Fund, Large Cap Relative Value Fund and Mid Cap Value Fund, distribute their income, if any, quarterly to shareholders.

Each Fund makes distributions of capital gains, if any, at least annually. If you own shares on a Fund’s distribution record date, you will be entitled to receive the distribution.

You will receive income dividends and distributions of capital gains in the form of additional Fund shares unless you elect to receive payment in cash.  To elect cash payment, you must notify the Funds in writing or by phone prior to the date of distribution. Your election will be effective for dividends and distributions paid after we receive your notice.  To cancel your election, simply send written notice to Touchstone Investments, P.O. Box 9878, Providence, RI 02940, or by overnight mail to Touchstone Investments, c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581, or call Touchstone at 1.800.543.0407.  If you hold your shares through a financial institution, you must contact it to elect cash payment.

Tax Information

The tax information in this prospectus is provided for general information only and should not be considered as tax advice or relied on by a shareholder or prospective investor.

General. The Funds intend to qualify annually to be treated as regulated investment companies (“RICs” under the Code.  As such, the Funds will not be subject to federal income taxes on the earnings they distribute to shareholders provided they satisfy certain requirements and restrictions of the Code. If for any taxable year a Fund fails to qualify as a RIC: (1) it will be subject to tax in the same manner as an ordinary corporation and thus will be subject to tax on a graduated basis with a maximum tax rate of 35% (for taxable years beginning prior to January 1, 2013; and (2) distributions from its earnings and profits (as determined under federal income tax principles) will be taxable as ordinary dividend income eligible for the 15% non-corporate shareholder rate (for taxable years beginning prior to January 1, 2013) and the dividends-received deduction for corporate shareholders.

Distributions. The Funds will make distributions to you that may be taxed as ordinary income or capital gains (which may be taxed at different rates depending on the length of time the Fund holds its assets). The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions are taxable whether you reinvest such distributions in additional shares of the Fund or choose to receive cash.

Ordinary Income. Net investment income, except for qualified dividends, and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.  Certain dividends distributed to non-corporate shareholders in taxable years beginning before January 1, 2013 and designated by a Fund as “qualified dividend income” are eligible for the long-term capital gains rate of 15% (0% for individuals in lower tax brackets). Short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.

Net Capital Gains. Net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to you, if any, are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares.  For tax years beginning before January 1, 2013, the maximum individual tax rate on net long-term capital gains is 15%.

Sale or Exchange of Shares. It is a taxable event for you if you sell shares of a Fund or exchange shares of a Fund for shares of another Fund.  Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction.  Any realized gain will be taxable to you, and, generally, will be capital gain, assuming you held the shares of the Fund as a capital asset. The capital gain will be long-term or short-term depending on how long you have held your shares in the Fund. Sales of shares of a Fund that you have held for twelve months or less will be a short-term capital gain or loss and if held for more than twelve months will constitute a long-term capital gain or loss. Any loss realized by a shareholder on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of exempt-interest dividends, if any, received by the shareholder with respect to such shares..

Medicare Contribution Tax. Under current law, beginning in 2013, U.S. individuals (with income exceeding $200,000 or $250,000, if married and filing jointly) will be subject to a 3.8% Medicare contribution tax on net investment income including interest, dividends, and capital gains. If applicable, the tax will be imposed on the lesser of your (i) net investment income or (ii) the excess of modified adjusted gross income over $200,000 ($250,000 if married and filing jointly).

Backup Withholding. A Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%.

State and Local Income Taxes. This Prospectus does not discuss the state and local tax consequences of an investment in a Fund. You are urged and advised to consult your own tax adviser concerning state and local taxes, which may have different consequences from those of the federal income tax laws.

Non-U.S. Shareholders. Non-U.S. shareholders may be subject to U.S. tax as a result of an investment in a Fund. This Prospectus does not discuss the U.S. or foreign country tax consequences of an investment by a non-U.S. shareholder in a Fund. Accordingly, non-U.S. shareholders are urged and advised to consult their own tax advisors as to the U.S. and foreign country tax consequences of an investment in a Fund.

Statements and Notices. You will receive an annual statement outlining the tax status of your distributions.

This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding these considerations is included in the Funds’ SAI.  You are urged and advised to consult your own tax advisor regarding the effects of an investment in a Fund on your tax situation.

TOUCHSTONE FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past 5 years, or if shorter, the period of each Fund’s operation. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions. The financial highlights for each Fund were audited by Ernst & Young LLP, an independent registered public accounting firm. The report of Ernst & Young LLP, along with each Fund’s financial statements and related notes, appears in the 2011 Annual Report for the Funds. You can obtain the Annual Report, which contains more performance information, at no charge by calling 1.800.543.0407. The Annual Report has been incorporated by reference into the SAI.

Touchstone Capital Appreciation Fund — Class A

Per Share Data for a Share Outstanding Throughout the Period

	Year Ended September 30,
	2011	2010 (A)
Net asset value at beginning of period	$10.61	$10.00
Income (loss) from investment operations:
Net investment income	0.04	0.03
Net realized and unrealized gains (losses) on investments	(0.35)	0.58
Total from investment operations	(0.31)	0.61
Less distributions:
Dividends from net investment income	(0.03)	—
Distributions from net realized gains	(0.31)	—
Total distributions	(0.34)	—
Net asset value at end of period	$9.96	$10.61
Total return (B)	(3.17)%	6.10%
Net assets at end of period (000s)	$3,746	$2,728
Ratio of net expenses to average net assets	1.19%	1.19%
Ratio of gross expenses to average net assets	2.32%	2.38%
Ratio of net investment income to average net assets	0.44%	0.38%
Portfolio turnover rate	16%	33%

Touchstone Capital Appreciation Fund — Class C

Per Share Data for a Share Outstanding Throughout the Period

	Year Ended September 30,
	2011		2010 (A)
Net asset value at beginning of period	$10.53		$10.00
Income (loss) from investment operations:
Net investment loss	(0.03)		(0.03)
Net realized and unrealized gains (losses) on investments	(0.36)		0.56
Total from investment operations	(0.39)		0.53
Less distributions:
Dividends from net investment income	(0.00	)(C)	—
Distributions from net realized gains	(0.31)		—
Total distributions	(0.31)		—
Net asset value at end of period	$9.83		$10.53
Total return (B)	(3.95)%		5.30%
Net assets at end of period (000s)	$421		$352
Ratio of net expenses to average net assets	1.94%		1.94%
Ratio of gross expenses to average net assets	5.81%		2.99%
Ratio of net investment loss to average net assets	(0.31)%		(0.37)%
Portfolio turnover rate	16%		33%

(A)  The Fund commenced operations on October 1, 2009.

(B)  Total returns shown exclude the effect of applicable sales loads.

(C)  Amount rounds to less than $0.005 per share.

Touchstone Capital Appreciation Fund — Class Y

Per Share Data for a Share Outstanding Throughout the Period

	Year Ended September 30,
	2011	2010 (A)
Net asset value at beginning of period	$10.63	$10.00
Income (loss) from investment operations:
Net investment income	0.07	0.06
Net realized and unrealized gains (losses) on investments	(0.36)	0.58
Total from investment operations	(0.29)	0.64
Less distributions:
Dividends from net investment income	(0.07)	(0.01)
Distributions from net realized gains	(0.31)	—
Total distributions	(0.38)	(0.01)
Net asset value at end of period	$9.96	$10.63
Total return	(3.00)%	6.42%
Net assets at end of period (000s)	$149	$132
Ratio of net expenses to average net assets	0.94%	0.94%
Ratio of gross expenses to average net assets	11.62%	2.20%
Ratio of net investment income to average net assets	0.69%	0.62%
Portfolio turnover rate	16%	33%

Touchstone Capital Appreciation Fund — Institutional Class

Per Share Data for a Share Outstanding Throughout the Period

	Year Ended September 30,
	2011	2010 (A)
Net asset value at beginning of period	$10.62	$10.00
Income (loss) from investment operations:
Net investment income	0.09	0.09
Net realized and unrealized gains (losses) on investments	(0.35)	0.56
Total from investment operations	(0.26)	0.65
Less distributions:
Dividends from net investment income	(0.09)	(0.03)
Distributions from net realized gains	(0.31)	—
Total distributions	(0.40)	(0.03)
Net asset value at end of period	$9.96	$10.62
Total return	(2.75)%	6.48%
Net assets at end of period (000s)	$2,795	$2,875
Ratio of net expenses to average net assets	0.79%	0.79%
Ratio of gross expenses to average net assets	1.80%	1.94%
Ratio of net investment income to average net assets	0.84%	0.79%
Portfolio turnover rate	16%	33%

(A)  The Fund commenced operations on October 1, 2009.

Touchstone Total Return Bond Fund — Class A+

Per Share Data for a Share Outstanding Throughout the Period++

	Period Ended September 30, 2011 (A)		Period Ended March 31, 2011 (B)
Net asset value at beginning of period	$9.90		$10.15
Income (loss) from investment operations:
Net investment income	0.24		0.28
Net realized and unrealized gains (losses) on investments	0.24		(0.14	)*
Total from investment operations	0.48		0.14
Less distributions:
Dividends from net investment income	(0.25)		(0.39)
Total distributions	(0.25)		(0.39)
Net asset value at end of period	$10.13		$9.90
Total return (C)	5.02	%(D)	1.31	%(D)**
Net assets at end of period (000s)	$4,737		$7
Ratio of net expenses to average net assets	0.90	%(E)	0.65	%(E)***
Ratio of gross expenses to average net assets	1.69	%(E)	1.75	%(E)***
Ratio of net investment income to average net assets	4.40	%(E)	4.16	%(E)
Portfolio turnover rate	7	%(D)	27	%(D)

Touchstone Total Return Bond Fund — Class C

Per Share Data for a Share Outstanding Throughout the Period

	Period Ended September 30, 2011 (F)
Net asset value at beginning of period	$10.04
Income (loss) from investment operations:
Net investment income	0.06
Net realized and unrealized gains (losses) on investments	0.09
Total from investment operations	0.15
Less distributions:
Dividends from net investment income	(0.07)
Total distributions	(0.07)
Net asset value at end of period	$10.12
Total return (B)	1.51	%(D)
Net assets at end of period (000s)	$2,587
Ratio of net expenses to average net assets	1.65	%(E)
Ratio of gross expenses to average net assets	2.55	%(E)
Ratio of net investment income to average net assets	3.75	%(E)
Portfolio turnover rate

Touchstone Total Return Bond Fund — Class Y+

Per Share Data for a Share Outstanding Throughout the Period++

	Period Ended September 30,		Year Ended March 31,
	2011 (A)		2011	2010	2009	2008	2007
Net asset value at beginning of period	$9.86		$9.66	$8.48	$9.20	$9.29	$9.12
Income (loss) from investment operations:
Net investment income	0.24		0.45	0.48	0.48	0.46	0.43
Net realized and unrealized gains (losses) on investments	0.30		0.21	1.21	(0.73)	(0.09)	0.18
Total from investment operations	0.54		0.66	1.69	(0.25)	0.37	0.61
Less distributions:
Dividends from net investment income	(0.25)		(0.46)	(0.51)	(0.47)	(0.46)	(0.44)
Total distributions	(0.25)		(0.46)	(0.51)	(0.47)	(0.46)	(0.44)
Net asset value at end of period	$10.15		$9.86	$9.66	$8.48	$9.20	$9.29
Total return	5.29	%(C)	6.97%*	20.28%*	(2.79)%*	4.16%*	6.84%*
Net assets at end of period (000s)	$17,810		$16,512	$16,877	$13,075	$34,652	$44,403
Ratio of net expenses to average net assets	0.48	%(D)	0.40%**	0.40%**	0.40%**	0.40%**	0.40%**
Ratio of gross expenses to average net assets	1.13	%(D)	1.62%**	1.56%**	1.14%**	0.94%**	0.95%**
Ratio of net investment income to average net assets	4.35	%(D)	4.46%	5.10%	5.23%	4.86%	4.66%
Portfolio turnover rate	7	%(C)	27%	29%	24%	19%	27%

Touchstone Total Return Bond Fund — Institutional Class

Per Share Data for a Share Outstanding Throughout the Period

	Period Ended September 30, 2011 (B)
Net asset value at beginning of period	$10.06
Income (loss) from investment operations:
Net investment income	0.08
Net realized and unrealized gains (losses) on investments	0.09
Total from investment operations	0.17
Less distributions:
Dividends from net investment income	(0.09)
Total distributions	(0.09)
Net asset value at end of period	$10.14
Total return	1.70	%(C)
Net assets at end of period (000s)	$6,386
Ratio of net expenses to average net assets	0.50	%(D)
Ratio of gross expenses to average net assets	1.21	%(D)
Ratio of net investment income to average net assets	4.89	%(D)
Portfolio turnover rate	7	%(C)

(+)  Touchstone Total Return Bond Fund acquired all of the assets and liabilities of EARNEST Partners Fixed Income Trust (“Predecessor Fund”) in a reorganization on August 1, 2011. The Predecessor Fund’s performance and financial history have been adopted by Touchstone Total Return Bond Fund and will be used going forward. As a result, the information prior to August 1, 2011 reflects that of the Predecessor Fund.

++  Per share data prior to August 1, 2011 reflects a 0.87567:1 stock split. All per share amounts prior to that date have been adjusted to reflect the stock split.

(A)  Effective August 1, 2011, the Fund changed its fiscal year end from March 31 to September 30 and Institutional Class shares were renamed Class Y shares. See footnote 9 in the Notes to Financial Statements.

(B)  Institutional Class shares commenced operations on August 1, 2011.

(C)  Not annualized.

(D)  Annualized.

*  Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

**  The expense ratios listed reflect total expenses prior to any waivers and reimbursements (gross expense ratio) and after any waivers and reimbursements (net expense ratio).

See accompanying notes to financial statements.

Touchstone Emerging Markets Equity Fund — Class A

Per Share Data for a Share Outstanding Throughout the Period

	Year Ended September 30,
	2011	2010 (A)
Net asset value at beginning of period	$12.68	$10.00
Income (loss) from investment operations:
Net investment income	0.10	0.03
Net realized and unrealized gains (losses) on investments	(2.05)	2.65
Total from investment operations	(1.95)	2.68
Less distributions:
Dividends from net investment income	(0.02)	—
Distributions from net realized gains	(0.02)	—
Total distributions	(0.04)	—
Net asset value at end of period	$10.69	$12.68
Total return (B)	(15.45)%	26.80%
Net assets at end of period (000s)	$26,592	$10,343
Ratio of net expenses to average net assets	1.74%	1.74%
Ratio of gross expenses to average net assets	1.95%	2.25%
Ratio of net investment income to average net assets	0.98%	0.76%
Portfolio turnover rate	18%	8%

Touchstone Emerging Markets Equity Fund — Class C

Per Share Data for a Share Outstanding Throughout the Period

	Year Ended September 30,
	2011	2010 (A)
Net asset value at beginning of period	$12.58	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.03	(0.00	)(C)
Net realized and unrealized gains (losses) on investments	(2.05)	2.58
Total from investment operations	(2.02)	2.58
Less distributions:
Distributions from net realized gains	(0.02)	—
Total distributions	(0.02)	—
Net asset value at end of period	$10.54	$12.58
Total return (B)	(16.07)%	25.80%
Net assets at end of period (000s)	$5,417	$3,590
Ratio of net expenses to average net assets	2.49%	2.49%
Ratio of gross expenses to average net assets	2.82%	2.99%
Ratio of net investment income (loss) to average net assets	0.21%	(0.03)%
Portfolio turnover rate	18%	8%

(A)  The Fund commenced operations on October 1, 2009.

(B)  Total returns shown exclude the effect of applicable sales loads.

(C)  Amount rounds to less than $0.005 per share.

Touchstone Emerging Markets Equity Fund — Class Y

Per Share Data for a Share Outstanding Throughout the Period

	Year Ended September 30,
	2011	2010 (A)
Net asset value at beginning of period	$12.72	$10.00
Income (loss) from investment operations:
Net investment income	0.11	0.01
Net realized and unrealized gains (losses) on investments	(2.05)	2.71
Total from investment operations	(1.94)	2.72
Less distributions:
Dividends from net investment income	(0.02)	—
Distributions from net realized gains	(0.02)	—
Total distributions	(0.04)	—
Net asset value at end of period	$10.74	$12.72
Total return	(15.21)%	27.10%
Net assets at end of period (000s)	$151,532	$13,597
Ratio of net expenses to average net assets	1.48%	1.49%
Ratio of gross expenses to average net assets	1.48%	2.10%
Ratio of net investment income to average net assets	1.50%	0.86%
Portfolio turnover rate	18%	8%

Touchstone Emerging Markets Equity Fund — Institutional Class

Per Share Data for a Share Outstanding Throughout the Period

	Year Ended September 30,
	2011	2010 (A)
Net asset value at beginning of period	$12.74	$10.00
Income (loss) from investment operations:
Net investment income	0.13	0.05
Net realized and unrealized gains (losses) on investments	(2.06)	2.69
Total from investment operations	(1.93)	2.74
Less distributions:
Dividends from net investment income	(0.03)	—
Distributions from net realized gains	(0.02)	—
Total distributions	(0.05)	—
Net asset value at end of period	$10.76	$12.74
Total return	(15.18)%	27.40%
Net assets at end of period (000s)	$244,657	$125,414
Ratio of net expenses to average net assets	1.34%	1.34%
Ratio of gross expenses to average net assets	1.43%	1.74%
Ratio of net investment income to average net assets	1.51%	1.26%
Portfolio turnover rate	18%	8%

(A)  The Fund commenced operations on October 1, 2009.

Touchstone Emerging Markets Equity Fund II — Class A

Per Share Data for a Share Outstanding Throughout the Period

	Period Ended September 30, 2011 (A)
Net asset value at beginning of period	$10.00
Income (loss) from investment operations:
Net investment income	0.03
Net realized and unrealized losses on investments	(2.08)
Total from investment operations	(2.05)
Net asset value at end of period	$7.95
Total return (B)	(20.50	)%(C)
Net assets at end of period (000s)	$417
Ratio of net expenses to average net assets	1.74	%(D)
Ratio of gross expenses to average net assets	8.56	%(D)
Ratio of net investment income to average net assets	1.34	%(D)
Portfolio turnover rate	112	%(C)

Touchstone Emerging Markets Equity Fund II — Class C

Per Share Data for a Share Outstanding Throughout the Period

	Period Ended September 30, 2011 (A)
Net asset value at beginning of period	$10.00
Income (loss) from investment operations:
Net investment income	0.02
Net realized and unrealized losses on investments	(2.09)
Total from investment operations	(2.07)
Net asset value at end of period	$7.93
Total return (B)	(20.70	)%(C)
Net assets at end of period (000s)	$17
Ratio of net expenses to average net assets	2.49	%(D)
Ratio of gross expenses to average net assets	60.21	%(D)
Ratio of net investment income to average net assets	0.69	%(D)
Portfolio turnover rate	112	%(C)

(A)  Represents the period from commencement of operations (April 18, 2011) through September 30, 2011.

(B)  Total returns shown exclude the effect of applicable sales loads.

(C)  Not annualized.

(D)  Annualized.

Touchstone Emerging Markets Equity Fund II — Class Y

Per Share Data for a Share Outstanding Throughout the Period

	Period Ended September 30, 2011 (A)
Net asset value at beginning of period	$10.00
Income (loss) from investment operations:
Net investment income	0.11
Net realized and unrealized losses on investments	(2.15)
Total from investment operations	(2.04)
Net asset value at end of period	$7.96
Total return	(20.40	)%(B)
Net assets at end of period (000s)	$200
Ratio of net expenses to average net assets	1.49	%(C)
Ratio of gross expenses to average net assets	6.83	%(C)
Ratio of net investment income to average net assets	1.53	%(C)
Portfolio turnover rate	112	%(B)

Touchstone Emerging Markets Equity Fund II — Institutional Class

Per Share Data for a Share Outstanding Throughout the Period

	Period Ended September 30, 2011 (A)
Net asset value at beginning of period	$10.00
Income (loss) from investment operations:
Net investment income	0.07
Net realized and unrealized losses on investments	(2.10)
Total from investment operations	(2.03)
Net asset value at end of period	$7.97
Total return	(20.30	)%(B)
Net assets at end of period (000s)	$3,930
Ratio of net expenses to average net assets	1.34	%(C)
Ratio of gross expenses to average net assets	4.16	%(C)
Ratio of net investment income to average net assets	1.67	%(C)
Portfolio turnover rate	112	%(B)

(A)  Represents the period from commencement of operations (April 18, 2011) through September 30, 2011.

(B)  Not annualized.

(C)  Annualized.

Touchstone Global Equity Fund — Class A

Per Share Data for a Share Outstanding Throughout the Period

	Year Ended September 30,
	2011	2010 (A)
Net asset value at beginning of period	$10.65	$10.00
Income (loss) from investment operations:
Net investment income	0.08	0.04
Net realized and unrealized gains (losses) on investments	(0.68)	0.61
Total from investment operations	(0.60)	0.65
Less distributions:
Dividends from net investment income	(0.09)	—
Distributions from net realized gains	(0.10)	—
Total distributions	(0.19)	—
Net asset value at end of period	$9.86	$10.65
Total return (B)	(5.87)%	6.50%
Net assets at end of period (000s)	$636	$1,857
Ratio of net expenses to average net assets	1.34%	1.34%
Ratio of gross expenses to average net assets	4.13%	3.75%
Ratio of net investment income to average net assets	0.18%	1.56%
Portfolio turnover rate	64%	68%

Touchstone Global Equity Fund — Class C

Per Share Data for a Share Outstanding Throughout the Period

	Year Ended September 30,
	2011	2010 (A)
Net asset value at beginning of period	$10.57	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	0.00	(C)
Net realized and unrealized gains (losses) on investments	(0.66)	0.57
Total from investment operations	(0.68)	0.57
Less distributions:
Distributions from net realized gains	(0.10)	—
Total distributions	(0.10)	—
Net asset value at end of period	$9.79	$10.57
Total return (B)	(6.54)%	5.70%
Net assets at end of period (000s)	$101	$106
Ratio of net expenses to average net assets	2.09%	2.09%
Ratio of gross expenses to average net assets	11.43%	4.28%
Ratio of net investment income (loss) to average net assets	(0.23)%	0.02%
Portfolio turnover rate	64%	68%

(A)  The Fund commenced operations on October 1, 2009.

(B)  Total returns shown exclude the effect of applicable sales loads.

(C)  Amount rounds to less than $0.005 per share.

Touchstone Global Equity Fund — Class Y

Per Share Data for a Share Outstanding Throughout the Period

	Year Ended September 30,
	2011	2010 (A)
Net asset value at beginning of period	$10.68	$10.00
Income (loss) from investment operations:
Net investment income	0.06	0.09
Net realized and unrealized gains (losses) on investments	(0.64)	0.59
Total from investment operations	(0.58)	0.68
Less distributions:
Dividends from net investment income	(0.07)	—
Distributions from net realized gains	(0.10)	—
Total distributions	(0.17)	—
Net asset value at end of period	$9.93	$10.68
Total return	(5.56)%	6.70%
Net assets at end of period (000s)	$197	$142
Ratio of net expenses to average net assets	1.09%	1.09%
Ratio of gross expenses to average net assets	7.29%	3.38%
Ratio of net investment income to average net assets	0.76%	1.05%
Portfolio turnover rate	64%	68%

Touchstone Global Equity Fund — Institutional Class

Per Share Data for a Share Outstanding Throughout the Period

	Year Ended September 30,
	2011	2010 (A)
Net asset value at beginning of period	$10.69	$10.00
Income (loss) from investment operations:
Net investment income	0.10	0.11
Net realized and unrealized gains (losses) on investments	(0.66)	0.58
Total from investment operations	(0.56)	0.69
Less distributions:
Dividends from net investment income	(0.11)	(0.00	)(B)
Distributions from net realized gains	(0.10)	—
Total distributions	(0.21)	(0.00)
Net asset value at end of period	$9.92	$10.69
Total return	(5.51)%	6.93%
Net assets at end of period (000s)	$2,926	$3,086
Ratio of net expenses to average net assets	0.94%	0.94%
Ratio of gross expenses to average net assets	2.60%	3.11%
Ratio of net investment income to average net assets	0.91%	1.18%
Portfolio turnover rate	64%	68%

(A)  The Fund commenced operations on October 1, 2009.

(B)  Amount rounds to less than $0.005 per share.

Touchstone Global Real Estate Fund — Class A

Per Share Data for a Share Outstanding Throughout the Period

	Year Ended September 30,
	2011	2010 (A)
Net asset value at beginning of period	$11.46	$10.00
Income (loss) from investment operations:
Net investment income	0.35	0.36
Net realized and unrealized gains (losses) on investments	(1.10)	1.45
Total from investment operations	(0.75)	1.81
Less distributions:
Dividends from net investment income	(0.48)	(0.35)
Distributions from net realized gains	(0.47)	—
Total distributions	(0.95)	(0.35)
Net asset value at end of period	$9.76	$11.46
Total return (B)	(7.47)%	18.54%
Net assets at end of period (000s)	$2,038	$881
Ratio of net expenses to average net assets	1.39%	1.39%
Ratio of gross expenses to average net assets	3.55%	4.27%
Ratio of net investment income to average net assets	2.30%	2.94%
Portfolio turnover rate	85%	107%

Touchstone Global Real Estate Fund — Class C

Per Share Data for a Share Outstanding Throughout the Period

	Year Ended September 30,
	2011	2010 (A)
Net asset value at beginning of period	$11.50	$10.00
Income (loss) from investment operations:
Net investment income	0.20	0.17
Net realized and unrealized gains (losses) on investments	(1.05)	1.58
Total from investment operations	(0.85)	1.75
Less distributions:
Dividends from net investment income	(0.38)	(0.25)
Distributions from net realized gains	(0.47)	—
Total distributions	(0.85)	(0.25)
Net asset value at end of period	$9.80	$11.50
Total return (B)	(8.20)%	17.75%
Net assets at end of period (000s)	$116	$123
Ratio of net expenses to average net assets	2.14%	2.14%
Ratio of gross expenses to average net assets	11.08%	4.60%
Ratio of net investment income to average net assets	1.58%	1.60%
Portfolio turnover rate	85%	107%

(A)  The Fund commenced operations on October 1, 2009.

(B)  Total returns shown exclude the effect of applicable sales loads.

Touchstone Global Real Estate Fund — Class Y

Per Share Data for a Share Outstanding Throughout the Period

	Year Ended September 30,
	2011	2010 (A)
Net asset value at beginning of period	$11.53	$10.00
Income (loss) from investment operations:
Net investment income	0.32	0.28
Net realized and unrealized gains (losses) on investments	(1.06)	1.58
Total from investment operations	(0.74)	1.86
Less distributions:
Dividends from net investment income	(0.48)	(0.33)
Distributions from net realized gains	(0.47)	—
Total distributions	(0.95)	(0.33)
Net asset value at end of period	$9.84	$11.53
Total return	(7.27)%	18.90%
Net assets at end of period (000s)	$118	$129
Ratio of net expenses to average net assets	1.14%	1.14%
Ratio of gross expenses to average net assets	9.49%	3.62%
Ratio of net investment income to average net assets	2.59%	2.61%
Portfolio turnover rate	85%	107%

Touchstone Global Real Estate Fund — Institutional Class

Per Share Data for a Share Outstanding Throughout the Period

	Year Ended September 30,
	2011	2010 (A)
Net asset value at beginning of period	$11.61	$10.00
Income (loss) from investment operations:
Net investment income	0.33	0.29
Net realized and unrealized gains (losses) on investments	(1.07)	1.59
Total from investment operations	(0.74)	1.88
Less distributions:
Dividends from net investment income	(0.48)	(0.27)
Distributions from net realized gains	(0.47)	—
Total distributions	(0.95)	(0.27)
Net asset value at end of period	$9.92	$11.61
Total return	(7.21)%	19.12%
Net assets at end of period (000s)	$2,994	$3,232
Ratio of net expenses to average net assets	0.99%	0.99%
Ratio of gross expenses to average net assets	3.15%	3.34%
Ratio of net investment income to average net assets	2.73%	2.75%
Portfolio turnover rate	85%	107%

(A)  The Fund commenced operations on October 1, 2009.

Touchstone International Fixed Income Fund — Class A

Per Share Data for a Share Outstanding Throughout the Period

	Year Ended September 30,
	2011	2010 (A)
Net asset value at beginning of period	$11.38	$10.00
Income from investment operations:
Net investment income	0.14	0.12
Net realized and unrealized gains on investments	0.02	1.38
Total from investment operations	0.16	1.50
Less distributions:
Dividends from net investment income	(1.00)	(0.12)
Distributions from net realized gains	(0.05)	—
Total distributions	(1.05)	(0.12)
Net asset value at end of period	$10.49	$11.38
Total return (B)	1.67%	15.15%
Net assets at end of period (000s)	$2,555	$1,319
Ratio of net expenses to average net assets	1.09%	1.09%
Ratio of gross expenses to average net assets	2.18%	2.47%
Ratio of net investment income to average net assets	2.06%	1.39%
Portfolio turnover rate	64%	160%

Touchstone International Fixed Income Fund — Class C

Per Share Data for a Share Outstanding Throughout the Period

	Year Ended September 30,
	2011	2010 (A)
Net asset value at beginning of period	$11.37	$10.00
Income (loss) from investment operations:
Net investment income	0.13	0.05
Net realized and unrealized gains (losses) on investments	(0.05)	1.37
Total from investment operations	0.08	1.42
Less distributions:
Dividends from net investment income	(0.92)	(0.05)
Distributions from net realized gains	(0.05)	—
Total distributions	(0.97)	(0.05)
Net asset value at end of period	$10.48	$11.37
Total return (B)	0.94%	14.29%
Net assets at end of period (000s)	$581	$407
Ratio of net expenses to average net assets	1.84%	1.84%
Ratio of gross expenses to average net assets	4.53%	3.16%
Ratio of net investment income to average net assets	1.14%	0.59%
Portfolio turnover rate	64%	160%

(A)  The Fund commenced operations on October 1, 2009.

(B)  Total returns shown exclude the effect of applicable sales loads.

Touchstone International Fixed Income Fund — Class Y

Per Share Data for a Share Outstanding Throughout the Period

Year Ended September 30,
2011	2010 (A)
Net asset value at beginning of period	$11.37	$10.00
Income (loss) from investment operations:
Net investment income	0.20	(B)	0.16
Net realized and unrealized gains (losses) on investments	(0.01)	1.37
Total from investment operations	0.19	1.53
Less distributions:
Dividends from net investment income	(1.03)	(0.16)
Distributions from net realized gains	(0.05)	—
Total distributions	(1.08)	(0.16)
Net asset value at end of period	$10.48	$11.37
Total return	1.97%	15.41%
Net assets at end of period (000s)	$721	$193
Ratio of net expenses to average net assets	0.84%	0.84%
Ratio of gross expenses to average net assets	2.91%	2.50%
Ratio of net investment income to average net assets	1.92%	1.52%
Portfolio turnover rate	64%	160%

Touchstone International Fixed Income Fund — Institutional Class

Per Share Data for a Share Outstanding Throughout the Period

	Year Ended September 30,
	2011	2010 (A)
Net asset value at beginning of period	$11.37	$10.00
Income (loss) from investment operations:
Net investment income	0.23	0.17
Net realized and unrealized gains (losses) on investments	(0.02)	1.37
Total from investment operations	0.21	1.54
Less distributions:
Dividends from net investment income	(1.05)	(0.17)
Distributions from net realized gains	(0.05)	—
Total distributions	(1.10)	(0.17)
Net asset value at end of period	$10.48	$11.37
Total return	2.11%	15.59%
Net assets at end of period (000s)	$7,931	$7,746
Ratio of net expenses to average net assets	0.69%	0.69%
Ratio of gross expenses to average net assets	1.41%	1.64%
Ratio of net investment income to average net assets	2.25%	1.67%
Portfolio turnover rate	64%	160%

(A)  The Fund commenced operations on October 1, 2009.

(B)  Calculated using average share method.

Touchstone Large Cap Relative Value Fund — Class A

Per Share Data for a Share Outstanding Throughout the Period

	Year Ended September 30,
	2011	2010 (A)
Net asset value at beginning of period	$11.11	$10.00
Income (loss) from investment operations:
Net investment income	0.04	0.05
Net realized and unrealized gains (losses) on investments	(0.59)	1.08
Total from investment operations	(0.55)	1.13
Less distributions:
Dividends from net investment income	(0.08)	(0.02)
Distributions from net realized gains	(0.01)	—
Total distributions	(0.09)	(0.02)
Net asset value at end of period	$10.47	$11.11
Total return (B)	(5.11)%	11.34%
Net assets at end of period (000s)	$661	$476
Ratio of net expenses to average net assets	1.19%	1.19%
Ratio of gross expenses to average net assets	3.29%	3.22%
Ratio of net investment income to average net assets	0.61%	0.52%
Portfolio turnover rate	22%	2%

Touchstone Large Cap Relative Value Fund — Class C

Per Share Data for a Share Outstanding Throughout the Period

	Year Ended September 30,
	2011	2010 (A)
Net asset value at beginning of period	$11.05	$10.00
Income (loss) from investment operations:
Net investment loss	(0.01)	(0.02)
Net realized and unrealized gains (losses) on investments	(0.62)	1.07
Total from investment operations	(0.63)	1.05
Less distributions:
Dividends from net investment income	(0.02)	—
Distributions from net realized gains	(0.01)	—
Total distributions	(0.03)	—
Net asset value at end of period	$10.39	$11.05
Total return (B)	(5.78)%	10.50%
Net assets at end of period (000s)	$266	$235
Ratio of net expenses to average net assets	1.94%	1.94%
Ratio of gross expenses to average net assets	5.31%	3.69%
Ratio of net investment loss to average net assets	(0.08)%	(0.24)%
Portfolio turnover rate	22%	2%

(A)  The Fund commenced operations on October 1, 2009.

(B)  Total returns shown exclude the effect of applicable sales loads.

Touchstone Large Cap Relative Value Fund — Class Y

Per Share Data for a Share Outstanding Throughout the Period

	Year Ended September 30,
	2011	2010 (A)
Net asset value at beginning of period	$11.12	$10.00
Income (loss) from investment operations:
Net investment income	0.15	0.09
Net realized and unrealized gains (losses) on investments	(0.66)	1.07
Total from investment operations	(0.51)	1.16
Less distributions:
Dividends from net investment income	(0.18)	(0.04)
Distributions from net realized gains	(0.01)	—
Total distributions	(0.19)	(0.04)
Net asset value at end of period	$10.42	$11.12
Total return	(4.84)%	11.58%
Net assets at end of period (000s)	$2,415	$112
Ratio of net expenses to average net assets	0.94%	0.94%
Ratio of gross expenses to average net assets	2.01%	2.77%
Ratio of net investment income to average net assets	1.05%	0.78%
Portfolio turnover rate	22%	2%

Touchstone Large Cap Relative Value Fund — Institutional Class

Per Share Data for a Share Outstanding Throughout the Period

	Year Ended September 30,
	2011	2010 (A)
Net asset value at beginning of period	$11.13	$10.00
Income (loss) from investment operations:
Net investment income	0.13	0.10
Net realized and unrealized gains (losses) on investments	(0.62)	1.08
Total from investment operations	(0.49)	1.18
Less distributions:
Dividends from net investment income	(0.21)	(0.05)
Distributions from net realized gains	(0.01)	—
Total distributions	(0.22)	(0.05)
Net asset value at end of period	$10.42	$11.13
Total return	(4.71)%	11.76%
Net assets at end of period (000s)	$2,876	$3,018
Ratio of net expenses to average net assets	0.79%	0.79%
Ratio of gross expenses to average net assets	1.74%	2.48%
Ratio of net investment income to average net assets	1.08%	0.93%
Portfolio turnover rate	22%	2%

(A)  The Fund commenced operations on October 1, 2009.

Touchstone Market Neutral Equity Fund — Class A

Per Share Data for a Share Outstanding Throughout the Period

	Year Ended September 30,
	2011	2010 (A)
Net asset value at beginning of period	$9.73	$10.00
Income (loss) from investment operations:
Net investment loss	(0.03)	(0.13)
Net realized and unrealized gains (losses) on investments	0.20	(0.14)
Total from investment operations	0.17	(0.27)
Net asset value at end of period	$9.90	$9.73
Total return (B)	1.75%	(2.70)%
Net assets at end of period (000s)	$3,383	$610
Ratio of net expenses to average net assets (including dividend expense on securities sold short)	2.80%	2.79%
Ratio of net expenses to average net assets (excluding dividend expense on securities sold short)	1.50%	1.61%
Ratio of gross expenses to average net assets (including dividend expense on securities sold short)	4.13%	3.89%
Ratio of gross expenses to average net assets (excluding dividend expense on securities sold short)	2.83%	2.70%
Ratio of net investment loss to average net assets	(2.04)%	(1.38)%
Portfolio turnover rate	125%	377%

Touchstone Market Neutral Equity Fund — Class C

Per Share Data for a Share Outstanding Throughout the Period

	Year Ended September 30,
	2011	2010 (A)
Net asset value at beginning of period	$9.66	$10.00
Income (loss) from investment operations:
Net investment loss	(0.26)	(0.16)
Net realized and unrealized gains (losses) on investments	0.36	(0.18)
Total from investment operations	0.10	(0.34)
Net asset value at end of period	$9.76	$9.66
Total return (B)	1.04%	(3.40)%
Net assets at end of period (000s)	$184	$168
Ratio of net expenses to average net assets (including dividend expense on securities sold short)	3.57%	3.40%
Ratio of net expenses to average net assets (excluding dividend expense on securities sold short)	2.25%	2.37%
Ratio of gross expenses to average net assets (including dividend expense on securities sold short)	9.53%	4.48%
Ratio of gross expenses to average net assets (excluding dividend expense on securities sold short)	8.21%	3.44%
Ratio of net investment loss to average net assets	(2.64)%	(2.18)%
Portfolio turnover rate	125%	377%

(A)  The Fund commenced operations on October 1, 2009.

(B)  Total returns shown exclude the effect of applicable sales loads.

Touchstone Market Neutral Equity Fund — Class Y

Per Share Data for a Share Outstanding Throughout the Period

	Year Ended September 30,
	2011	2010 (A)
Net asset value at beginning of period	$9.75	$10.00
Income (loss) from investment operations:
Net investment loss	(0.14)	(0.04)
Net realized and unrealized gains (losses) on investments	0.35	(0.21)
Total from investment operations	0.21	(0.25)
Net asset value at end of period	$9.96	$9.75
Total return	2.15%	(2.50)%
Net assets at end of period (000s)	$40,335	$32,406
Ratio of net expenses to average net assets (including dividend expense on securities sold short)	2.57%	2.48%
Ratio of net expenses to average net assets (excluding dividend expense on securities sold short)	1.25%	1.38%
Ratio of gross expenses to average net assets (including dividend expense on securities sold short)	3.05%	3.39%
Ratio of gross expenses to average net assets (excluding dividend expense on securities sold short)	1.73%	2.29%
Ratio of net investment loss to average net assets	(1.64)%	(1.15)%
Portfolio turnover rate	125%	377%

(A)  The Fund commenced operations on October 1, 2009.

Touchstone Mid Cap Value Fund — Class A

Per Share Data for a Share Outstanding Throughout the Period

	Year Ended September 30,
	2011	2010 (A)
Net asset value at beginning of period	$11.76	$10.00
Income (loss) from investment operations:
Net investment income	0.09	0.12
Net realized and unrealized gains (losses) on investments	(0.72)	1.74
Total from investment operations	(0.63)	1.86
Less distributions:
Dividends from net investment income	(0.11)	(0.10)
Distributions from net realized gains	(0.16)	—
Total distributions	(0.27)	(0.10)
Net asset value at end of period	$10.86	$11.76
Total return (B)	(5.72)%	18.70%
Net assets at end of period (000s)	$2,364	$345
Ratio of net expenses to average net assets	1.29%	1.29%
Ratio of gross expenses to average net assets	2.07%	3.07%
Ratio of net investment income to average net assets	0.86%	1.07%
Portfolio turnover rate	59%	45%

Touchstone Mid Cap Value Fund — Class C

Per Share Data for a Share Outstanding Throughout the Period

	Year Ended September 30,
	2011	2010 (A)
Net asset value at beginning of period	$11.74	$10.00
Income (loss) from investment operations:
Net investment income	0.03	0.03
Net realized and unrealized gains (losses) on investments	(0.75)	1.75
Total from investment operations	(0.72)	1.78
Less distributions:
Dividends from net investment income	(0.04)	(0.04)
Distributions from net realized gains	(0.16)	—
Total distributions	(0.20)	(0.04)
Net asset value at end of period	$10.82	$11.74
Total return (B)	(6.45)%	17.88%
Net assets at end of period (000s)	$204	$132
Ratio of net expenses to average net assets	2.04%	2.04%
Ratio of gross expenses to average net assets	7.74%	3.86%
Ratio of net investment income to average net assets	0.10%	0.27%
Portfolio turnover rate	59%	45%

(A)  The Fund commenced operations on October 1, 2009.

(B)  Total returns shown exclude the effect of applicable sales loads.

Touchstone Mid Cap Value Fund — Class Y

Per Share Data for a Share Outstanding Throughout the Period

	Year Ended September 30,
	2011	2010 (A)
Net asset value at beginning of period	$11.79	$10.00
Income (loss) from investment operations:
Net investment income	0.12	0.14
Net realized and unrealized gains (losses) on investments	(0.72)	1.76
Total from investment operations	(0.60)	1.90
Less distributions:
Dividends from net investment income	(0.14)	(0.11)
Distributions from net realized gains	(0.16)	—
Total distributions	(0.30)	(0.11)
Net asset value at end of period	$10.89	$11.79
Total return	(5.51)%	19.07%
Net assets at end of period (000s)	$4,685	$589
Ratio of net expenses to average net assets	1.04%	1.04%
Ratio of gross expenses to average net assets	1.58%	3.19%
Ratio of net investment income to average net assets	1.20%	1.40%
Portfolio turnover rate	59%	45%

Touchstone Mid Cap Value Fund — Institutional Class

Per Share Data for a Share Outstanding Throughout the Period

	Year Ended September 30,
	2011	2010 (A)
Net asset value at beginning of period	$11.83	$10.00
Income (loss) from investment operations:
Net investment income	0.16	0.10
Net realized and unrealized gains (losses) on investments	(0.75)	1.82
Total from investment operations	(0.59)	1.92
Less distributions:
Dividends from net investment income	(0.16)	(0.09)
Distributions from net realized gains	(0.16)	—
Total distributions	(0.32)	(0.09)
Net asset value at end of period	$10.92	$11.83
Total return	(5.41)%	19.25%
Net assets at end of period (000s)	$39,808	$39,509
Ratio of net expenses to average net assets	0.89%	0.89%
Ratio of gross expenses to average net assets	1.15%	1.93%
Ratio of net investment income to average net assets	1.21%	1.66%
Portfolio turnover rate	59%	45%

(A)  The Fund commenced operations on October 1, 2009.

Touchstone Small Cap Core Fund — Class A

Per Share Data for a Share Outstanding Throughout the Period

	Year Ended September 30,
	2011		2010 (A)
Net asset value at beginning of period	$11.62		$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.02)		0.02
Net realized and unrealized gains on investments	0.35		1.60
Total from investment operations	0.33		1.62
Less distributions:
Dividends from net investment income	(0.01)		—
Distributions from net realized gains	(0.00	)(B)	—
Total distributions	(0.01)		—
Net asset value at end of period	$11.94		$11.62
Total return (C)	2.82%		16.20%
Net assets at end of period (000s)	$43,074		$50,110
Ratio of net expenses to average net assets	1.34%		1.34%
Ratio of gross expenses to average net assets	1.79%		1.55%
Ratio of net investment income (loss) to average net assets	(0.10)%		0.32%
Portfolio turnover rate	37%		29%

Touchstone Small Cap Core Fund — Class C

Per Share Data for a Share Outstanding Throughout the Period

	Year Ended September 30,
	2011		2010 (A)
Net asset value at beginning of period	$11.55		$10.00
Income (loss) from investment operations:
Net investment loss	(0.08)		(0.02)
Net realized and unrealized gains on investments	0.32		1.57
Total from investment operations	0.24		1.55
Less distributions:
Dividends from net investment income	(0.00	)(B)	—
Distributions from net realized gains	(0.00	)(B)	—
Total distributions	(0.00	)(B)	—
Net asset value at end of period	$11.79		$11.55
Total return (C)	2.08%		15.50%
Net assets at end of period (000s)	$11,739		$5,245
Ratio of net expenses to average net assets	2.09%		2.09%
Ratio of gross expenses to average net assets	2.51%		2.57%
Ratio of net investment loss to average net assets	(0.80)%		(0.43)%
Portfolio turnover rate	37%		29%

(A)  The Fund commenced operations on October 1, 2009.

(B)  Amount rounds to less than $0.005 per share.

(C)  Total returns shown exclude the effect of applicable sales loads.

Touchstone Small Cap Core Fund — Class Y

Per Share Data for a Share Outstanding Throughout the Period

	Year Ended September 30,
	2011		2010 (A)
Net asset value at beginning of period	$11.67		$10.00
Income (loss) from investment operations:
Net investment income	0.02		0.03
Net realized and unrealized gains on investments	0.34		1.64
Total from investment operations	0.36		1.67
Less distributions:
Dividends from net investment income	(0.03)		—
Distributions from net realized gains	(0.00	)(B)	—
Total distributions	(0.03)		—
Net asset value at end of period	$12.00		$11.67
Total return	3.05%		16.70%
Net assets at end of period (000s)	$58,164		$33,536
Ratio of net expenses to average net assets	1.09%		1.09%
Ratio of gross expenses to average net assets	1.21%		1.31%
Ratio of net investment income to average net assets	0.21%		0.61%
Portfolio turnover rate	37%		29%

Touchstone Small Cap Core Fund — Institutional Class

Per Share Data for a Share Outstanding Throughout the Period

	Year Ended September 30,
	2011		2010 (A)
Net asset value at beginning of period	$11.65		$10.00
Income (loss) from investment operations:
Net investment income	0.03		0.06
Net realized and unrealized gains on investments	0.35		1.61
Total from investment operations	0.38		1.67
Less distributions:
Dividends from net investment income	(0.04)		(0.02)
Distributions from net realized gains	(0.00	)(B)	—
Total distributions	(0.04)		(0.02)
Net asset value at end of period	$11.99		$11.65
Total return	3.24%		16.74%
Net assets at end of period (000s)	$43,035		$10,386
Ratio of net expenses to average net assets	0.94%		0.94%
Ratio of gross expenses to average net assets	1.16%		1.32%
Ratio of net investment income to average net assets	0.36%		0.66%
Portfolio turnover rate	37%		29%

(A)  The Fund commenced operations on October 1, 2009.

(B)  Amount rounds to less than $0.005 per share.

Touchstone Focused Equity Fund — Class A

Per Share Data for a Share Outstanding Throughout the Period

	Year Ended September 30, 2011	Period Ended September 30, 2010 (A)
Net asset value at beginning of period	$10.95	$10.00
Income (loss) from investment operations:
Net investment income	0.10	0.02
Net realized and unrealized gains (losses) on investments	(1.38)	0.93
Total from investment operations	(1.28)	0.95
Less distributions:
Dividends from net investment income	(0.08)	—
Distributions from net realized gains	(0.09)	—
Total distributions	(0.17)	—
Net asset value at end of period	$9.50	$10.95
Total return (B)	(11.95)%	9.40	%(C)
Net assets at end of period (000s)	$80,741	$814
Ratio of net expenses to average net assets	1.20%	1.20	%(D)
Ratio of gross expenses to average net assets	1.70%	4.65	%(D)
Ratio of net investment income to average net assets	0.56%	0.46	%(D)
Portfolio turnover rate	44%	101	%(C)

Touchstone Focused Equity Fund — Class C

Per Share Data for a Share Outstanding Throughout the Period

	Year Ended September 30, 2011	Period Ended September 30, 2010 (A)
Net asset value at beginning of period	$10.88	$10.00
Income (loss) from investment operations:
Net investment loss	(0.05)	(0.01)
Net realized and unrealized gains (losses) on investments	(1.32)	0.89
Total from investment operations	(1.37)	0.88
Less distributions:
Dividends from net investment income	(0.04)	—
Distributions from net realized gains	(0.09)	—
Total distributions	(0.13)	—
Net asset value at end of period	$9.38	$10.88
Total return (B)	(12.78)%	8.90	%(C)
Net assets at end of period (000s)	$179	$187
Ratio of net expenses to average net assets	1.95%	1.95	%(D)
Ratio of gross expenses to average net assets	5.90%	5.45	%(D)
Ratio of net investment loss to average net assets	(0.52)%	(0.24	)%(D)
Portfolio turnover rate	44%	101	%(C)

(A)  Represents the period from commencement of operations (December 31, 2009) through September 30, 2010.

(B)  Total returns shown exclude the effect of applicable sales loads.

(C)  Not annualized.

(D)  Annualized.

Touchstone Focused Equity Fund — Class Y

Per Share Data for a Share Outstanding Throughout the Period

	Year Ended September 30, 2011	Period Ended September 30, 2010 (A)
Net asset value at beginning of period	$10.96	$10.00
Income (loss) from investment operations:
Net investment income	0.02	0.04
Net realized and unrealized gains (losses) on investments	(1.29)	0.92
Total from investment operations	(1.27)	0.96
Less distributions:
Dividends from net investment income	—	—
Distributions from net realized gains	(0.09)	—
Total distributions	(0.09)	—
Net asset value at end of period	$9.60	$10.96
Total return	(11.77)%	9.60	%(B)
Net assets at end of period (000s)	$12,383	$201
Ratio of net expenses to average net assets	0.95%	0.95	%(C)
Ratio of gross expenses to average net assets	1.18%	4.62	%(C)
Ratio of net investment income to average net assets	0.79%	0.81	%(C)
Portfolio turnover rate	44%	101	%(B)

Touchstone Focused Equity Fund — Institutional Class

Per Share Data for a Share Outstanding Throughout the Period

	Year Ended September 30, 2011	Period Ended September 30, 2010 (A)
Net asset value at beginning of period	$10.97	$10.00
Income (loss) from investment operations:
Net investment income	0.10	0.17
Net realized and unrealized gains (losses) on investments	(1.28)	0.80
Total from investment operations	(1.18)	0.97
Less distributions:
Dividends from net investment income	(0.42)	—
Distributions from net realized gains	(0.09)	—
Total distributions	(0.51)	—
Net asset value at end of period	$9.28	$10.97
Total return	(11.68)%	9.70	%(B)
Net assets at end of period (000s)	$852	$768
Ratio of net expenses to average net assets	0.80%	0.80	%(C)
Ratio of gross expenses to average net assets	2.12%	3.66	%(C)
Ratio of net investment income to average net assets	0.50%	0.99	%(C)
Portfolio turnover rate	44%	101	%(B)

(A)  Represents the period from commencement of operations (December 31, 2009) through September 30, 2010.

(B)  Not annualized.

(C)  Annualized.

TOUCHSTONE INVESTMENTS*

DISTRIBUTOR

Touchstone Securities, Inc.*

303 Broadway, Suite 1100

Cincinnati, OH  45202-4203

1.800.638.8194

www.TouchstoneInvestments.com

INVESTMENT ADVISOR

Touchstone Advisors, Inc.*

303 Broadway, Suite 1100

Cincinnati, OH 45202-4203

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

SHAREHOLDER SERVICES

1.800.543.0407

*A Member of Western & Southern Financial Group

The following are federal trademark registrations and applications owned by IFS Financial Services, Inc., a member of Western & Southern Financial Group: Touchstone, Touchstone Funds, Touchstone Investments, Touchstone Family of Funds and Touchstone Select.

303 Broadway, Suite 1100

Cincinnati, OH 45202-4203

Go paperless, sign up today at:

www.TouchstoneInvestments.com/home

For investors who want more information about the Funds, the following documents are available free upon request:

Statement of Additional Information (“SAI”): The SAI provides more detailed information about the Funds and is incorporated herein by reference and is legally a part of this Prospectus.

Annual/Semiannual Reports (“Financial Reports”): The Funds’ Financial Reports provide additional information about the Funds’ investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund’s performance during its last fiscal year.

You can get free copies of the SAI, the Financial Reports, other information and answers to your questions about the Funds by contacting your financial advisor or by contacting Touchstone Investments at 1.800.543.0407.  The SAI and Financial Reports are also available on the Touchstone Investments website at: www.TouchstoneInvestments.com/home/formslit/

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C.  You can receive information about the operation of the Public Reference Room by calling the SEC at 1.202.551.8090.

Reports and other information about the Funds are available on the EDGAR database of the SEC’s internet site at http://www.sec.gov.  For a fee, you can get text-only copies of reports and other information by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520 or by sending an e-mail request to: publicinfo@sec.gov.

Investment Company Act file no. 811-08104	TSF-56Q-TFGT-3-1201

January 27, 2012

Amended March 9, 2012

Prospectus

Touchstone Funds Group Trust

	Class A	Class C	Class Y	Class Z	Institutional
Touchstone Mid Cap Fund	TMAPX	TMCJX	TMCPX	TMCTX	TMPIX
Touchstone Premium Yield Equity Fund	TPYAX	TPYCX	TPYYX	—	—
Touchstone Sands Capital Select Growth Fund	TSNAX	TSNCX	CFSIX	PTSGX	—
Touchstone Short Duration Fixed Income Fund	—	—	TSDYX	TSDGX	—
Touchstone Intermediate Fixed Income Fund	—	—	—	—	TCFIX
Touchstone Small Cap Value Fund	TVOAX	TVOCX	TVOYX	—	TVOIX
Touchstone Ultra Short Duration Fixed Income Fund	TSDAX	TSDCX	TSYYX	TSDOX	TSDIX

The Securities and Exchange Commission has not approved the Funds’ shares as an investment or determined whether this Prospectus is accurate or complete.  Anyone who tells you otherwise is committing a crime.

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TOUCHSTONE MID CAP FUND SUMMARY

The Fund’s Investment Goal

The Touchstone Mid Cap Fund seeks long-term capital growth.

The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds. More information about these and other discounts is available from your financial professional and in the section entitled “Choosing a Class of Shares” in the Fund’s Prospectus on page 54 and in the section entitled “Purchase and Redemption of Shares” in the Fund’s Statement of Additional Information on page 90.

	Class A	Class C	Class Y	Class Z	Institutional
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None	None	None
Wire Redemption Fee	Up to $15	Up to $15	Up to $15	Up to $15	Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.80%	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None	None
Other Expenses	2.00%	3.15%	0.26%	2.63%	0.11	%(1)
Shareholder Service Fees	0.00%	0.00%	0.00%	0.25%	0.00%
Total Other Expenses	2.00%	3.15%	0.26%	2.88%	0.11%
Total Annual Fund Operating Expenses	3.05%	4.95%	1.06%	3.68%	0.91%
Fee Waiver and/or Expense Reimbursement(2)	1.84%	2.99%	0.10%	2.47%	0.02%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.21%	1.96%	0.96%	1.21%	0.89%

(1)“Other Expenses” are based on estimated amounts for the current fiscal year.

(2)Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 1.21%, 1.96%, 0.96%, 1.21% and 0.89% for Class A shares, Class C shares, Class Y shares, Class Z shares and Institutional shares, respectively.  This expense limitation will remain in effect until at least January 27, 2013 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders. The terms of Touchstone Advisors’ contractual waiver agreement provide that Touchstone Advisors is entitled to recover, subject to approval by the Fund’s Board of Trustees, such amounts waived or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s operating expenses are below the expense limitation amount. See the discussion entitled “Contractual Fee Waiver Agreement” under the section entitled “The Funds’ Management” in the Fund’s Prospectus for more information.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting the one year contractual fee waiver).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period					Assuming No Redemption
	Class A	Class C	Class Y	Class Z	Institutional	Class C
1 Year	$691	$299	$98	$123	$91	$199
3 Years	$1,300	$1,220	$327	$897	$288	$1,220
5 Years	$1,932	$2,241	$575	$1,692	$502	$2,241
10 Years	$3,624	$4,800	$1,285	$3,772	$1,118	$4,800

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Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 97% of the average value of its portfolio.

The Fund’s Principal Investment Strategies

The Touchstone Mid Cap Fund invests, under normal market conditions, at least 80% of its assets in common stocks of medium capitalization U.S. listed companies. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders. For purposes of the Fund, a medium capitalization company has a market capitalization found within the range of market capitalization represented in the Russell Midcap® Index (between $1.6 billion and $18.3 billion at the time of its most recent reconstitution on May 31, 2011) at the time of purchase. The size of the companies in the Russell Midcap® Index will change with market conditions.

The Fund’s sub-advisor, London Company of Virginia d/b/a/ The London Company (“TLC”) seeks to purchase financially stable mid cap companies that TLC believes are consistently generating high returns on unleveraged operating capital, run by shareholder-oriented management, and trading at a discount to their respective private market values.  Guiding principles of TLC’s mid cap philosophy include: (1) a focus on cash return on tangible capital, not earnings per share, (2) balance sheet optimization, (3) optimal diversification is essential to good investment results, and (4) low turnover and tax sensitivity enhances real returns.

The Fund will typically hold approximately 30 to 40 securities.  TLC invests for the long term and attempts to minimize turnover in an effort to reduce transaction costs and taxes.

TLC utilizes a bottom-up approach in the security selection process.  The firm screens a mid cap universe against an internally developed quantitative model, scoring companies along several dimensions including return on capital, earnings to enterprise value ratio, and free cash flow yield. The team seeks companies that are trading at 30-40% discount to intrinsic value.  TLC looks at a company’s corporate governance structure and management incentives to try to ascertain whether management’s interests are aligned with shareholders’ interests.  TLC seeks to identify the sources of a company’s competitive advantage as well as what levers management has at its disposal to increase shareholder value.   Securities are ultimately added to the Fund when TLC determines that the risk/reward profile of the security has made it attractive to warrant purchase.

TLC generally sells a security when it becomes overvalued and has reached TLC’s price target, when the security’s fundamentals deteriorate, to adjust overall portfolio risk, when there is significant trading activity by insiders, or when there is a more promising alternative.

The Principal Risks

The Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments. The Fund is subject to the principal risks summarized below.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.

Market Risk: Market risk is the risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

Management Risk: The value of your investment may decrease if the sub-advisor’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

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Mid Cap Risk: The Fund is subject to the risk that medium capitalization stocks may underperform other types of stocks or the equity markets as a whole. Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

Small Cap Risk: The Fund is subject to the risk that small capitalization stocks may underperform other types of stocks or the equity markets as a whole. Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group. In addition, small cap stocks typically are traded in lower volume, and their issuers typically are subject to greater degrees of changes in their earnings and prospects.

This Fund should only be purchased by investors seeking long-term capital growth who can withstand the share price volatility of mid cap investing. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund’s investments and risks under the “Investment Strategies and Risks” section of the Fund’s Prospectus.

The Fund’s Performance(1)

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1 year, 5 years and since inception compare with the Russell Midcap Index. The bar chart does not reflect any sales charges, which would reduce your return. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

Mid Cap Fund - Class Y Total Returns as of December 31

Best Quarter:  3rd Quarter 2009 +19.68%       Worst Quarter:  4th Quarter 2008 -23.35%

For information on the prior history of the Fund, please see the section entitled “The Trust” in the Fund’s Statement of Additional Information.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The after-tax returns shown in the table are for Class Y shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class Y after-tax returns.  The Class A shares and Class C shares inception date is May 14, 2007 and the Class Z shares inception date is April 24, 2006.  Class A shares and Class C shares performance was calculated using

5

the historical performance of Class Y shares for the period from January 2, 2003 to May 14, 2007 and Class Z shares performance was calculated using the historical performance of Class Y shares for the period from January 2, 2003 to April 24, 2006.  Performance for these periods has been restated to reflect the impact of the Class A, Class C and Class Z fees and expenses, as applicable.

Average Annual Total Returns

For the period ended December 31, 2011

	1 Year	5 Years	Since Inception (01-2-03)
Mid Cap Fund
Class Y Return Before Taxes	1.96%	-1.51%	8.80%
Class Y Return After Taxes on Distributions	1.93%	-1.64%	7.54%
Class Y Return After Taxes on Distributions and Sale of Fund Shares	1.31%	-1.33%	7.08%
Class A Return Before Taxes	-4.15%	-2.79%	7.89%
Class C Return Before Taxes	-0.01%	-2.18%	7.91%
Class Z Return Before Taxes	1.72%	-1.76%	8.52%
Russell Midcap Index (reflects no deductions for fees, expenses or taxes)	-1.55%	1.41%	9.94%

(1)The Institutional shares have not been operational and offered prior to the date of this Prospectus.  The Institutional shares would have had substantially similar annual returns because the shares are invested in the same portfolio. Annual returns would differ only to the extent that the Classes have different expenses.

Investment Advisor	Investment Sub-Advisor
Touchstone Advisors, Inc.	London Company of Virginia d/b/a/ The London Company

Portfolio Manager(s)

Stephen Goddard, CFA

President, CIO and Portfolio Manager

Managing the Fund since 2011

Jonathan Moody, CFA

Principal and Portfolio Manager

Managing the Fund since 2011

J. Wade Stinnette

Portfolio Manager

Managing the Fund since 2011

J. Brian Campbell, CFA

Portfolio Manager and Director of Research

Managing the Fund since 2011

Mark E. DeVaul CFA, CPA

Portfolio Manager

Managing the Fund since 2011

Buying and Selling Fund Shares

Minimum Investment Requirements

	Class A, Class C and Class Z		Class Y
	Initial Investment	Additional Investment	Initial Investment	Additional Investment
Regular Account	$2,500	$50	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50	N/A	N/A
Investments through the Automatic Investment Plan	$100	$50	N/A	N/A

6

	Institutional
	Initial Investment	Additional Investment
Regular Account	$500,000	$50

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading.  Class A shares and Class C shares may be purchased and sold directly from Touchstone Securities, Inc. (“Touchstone”) or through your financial advisor. Class Y shares are available only through your financial institution. Class Z shares are available only through a financial intermediary or financial institutions such as retirement plans, fee based platforms and brokerage accounts. Institutional shares are available through Touchstone or your financial institution. For more information about buying and selling shares see the section “Investing with Touchstone” of the Fund’s Prospectus or call 1.800.543.0407.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Shares that are held in a tax-deferred account may be taxed as ordinary or capital gains once they are withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

7

TOUCHSTONE PREMIUM YIELD EQUITY FUND SUMMARY

The Fund’s Investment Goal

The Touchstone Premium Yield Equity Fund seeks long-term growth of capital and high current income.

The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds. More information about these and other discounts is available from your financial professional and in the section entitled “Choosing a Class of Shares” in the Fund’s Prospectus on page 54 and in the section entitled “Purchase and Redemption of Shares” in the Fund’s Statement of Additional Information on page 90.

	Class A	Class C	Class Y
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None
Wire Redemption Fee	Up to $15	Up to $15	Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.40%	0.58%	0.55%
Acquired Fund Fees and Expenses (AFFE)(1)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.36%	2.29%	1.26%
Fee Waiver and/or Expense Reimbursement(2)	0.15%	0.33%	0.30%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.21%	1.96%	0.96%

(1)The total annual fund operating expenses do not correlate to the ratio of expenses that are included in the Fund’s Annual Report dated September 30, 2011 because the Annual Report does not include Acquired Fund Fees and Expenses.

(2)Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 1.20%, 1.95% and 0.95% for Class A shares, Class C shares and Class Y shares, respectively.  This expense limitation will remain in effect until at least January 27, 2013 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders. The terms of Touchstone Advisors’ contractual waiver agreement provide that Touchstone Advisors is entitled to recover, subject to approval by the Fund’s Board of Trustees, such amounts waived or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s operating expenses are below the expense limitation amount. See the discussion entitled “Contractual Fee Waiver Agreement” under the section entitled “The Funds’ Management” in the Fund’s Prospectus for more information.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting the one year contractual fee waiver).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period			Assuming No Redemption
	Class A	Class C	Class Y	Class C
1 Year	$691	$299	$98	$199
3 Years	$967	$684	$370	$684
5 Years	$1,263	$1,195	$663	$1,195
10 Years	$2,104	$2,600	$1,496	$2,600

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Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 54% of the average value of its portfolio.

The Fund’s Principal Investment Strategies

The Touchstone Premium Yield Equity Fund invests, under normal market conditions, at least 80% of its assets in equity securities without regard to market capitalization.  This is a non-fundamental policy that can be changed by the Fund upon 60 days’ prior notice to shareholders. For purposes of the Fund, equity securities include common stock, preferred stock, convertible bonds, depositary receipts, real estate investment trusts (“REITs”)  and warrants. The Fund focuses on dividend-paying equity securities of U.S. companies and foreign companies that the sub-advisor, Miller/Howard Investments Inc. (“Miller/Howard”), believes possess attractive long-term return potential, primarily due to lower than average valuations and an improving business outlook.  The Fund may invest up to 40% of its assets in both sponsored and unsponsored ADRs and other foreign receipts, including emerging market securities.

Miller/Howard’s investment process begins with quantitative screens that seek to identify stocks with above-average dividend yield plus a consistent history of dividend growth that offer high financial strength and solid appreciation potential.  Miller/Howard also employs certain social and environmental screens. The portfolio management team generates a focus list of stocks through a combination of additional screens and fundamental research. Preference is given to companies with monopoly-like characteristics and recurring revenues, which may be attained through proprietary goods and services, strategic geographic positioning, and/or market dominance. Attention to diversification across economic sectors is also emphasized. An attempt is made to find stocks that are supported by Miller/Howard’s general view of the economy and its sectors, though bottom-up stock selection is of primary importance.

Potential investments are thoroughly researched and analyzed.  This includes evaluation of the dividend payment stream, discussions with company management, a comprehensive Socially Responsible Investing (“SRI”) profile and assessments of the financial strength of the company. Stocks from all sectors of the market are considered for inclusion in the portfolio in an effort to provide diversification.  Finally, technical analysis is used to attempt to identify optimal times for purchases and sales.

The Principal Risks

The Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments. The Fund is subject to the principal risks summarized below.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.

Preferred Stock Risk: Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, which can have a negative impact on the stock’s price when interest rates decline.

Convertible Securities Risk: Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

9

REITs Risk: REITs are pooled investment vehicles that primarily invest in commercial real estate or real estate-related loans.  REITs are susceptible to the risks associated with direct ownership of real estate, such as declines in property values, increases in property taxes, operating expenses, rising interest rates or competition, overbuilding, zoning changes, and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund.  Accordingly, the Fund’s investments in REITs will result in the layering of expenses, such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses.

Large Cap Risk:  Large cap risk is the risk that stocks of larger companies may underperform relative to those of small and mid-sized companies.  Large cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid Cap Risk: The Fund is subject to the risk that medium capitalization stocks may underperform other types of stocks or the equity markets as a whole. Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines, or financial resources, and may be dependent upon a particular niche of the market.

Small Cap Risk: The Fund is subject to the risk that small capitalization stocks may underperform other types of stocks or the equity markets as a whole. Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group. In addition, small cap stocks typically are traded in lower volume, and their issuers typically are subject to greater degrees of changes in their earnings and prospects.

Depositary Receipts Risk: Foreign receipts, which include American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”), are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer. ADRs may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights with respect to the deposited security. The risks of depositary receipts include many risks associated with investing directly in foreign securities, such as individual country risk and liquidity risk. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.

Market Risk: Market risk is the risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

Management Risk: The value of your investment may decrease if the sub-advisor’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

Foreign Securities Risk: Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. These currency movements may happen separately from, or in response to, events that do not otherwise affect the value of the security in the issuer’s home country. There is a risk that foreign securities may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist. There is risk associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays. Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.

Emerging Markets Risk: Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to

10

be an increased risk of price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

This Fund should only be purchased by investors seeking long-term growth of capital and high current income who can withstand the share price volatility of equity investing. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund’s investments and risks under the “Investment Strategies and Risks” section of the Fund’s Prospectus.

The Fund’s Performance

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1 year and since inception compare with the Russell 3000 Value Index and the Dow Jones US Select Dividend Index. The bar chart does not reflect any sales charges, which would reduce your return. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

Premium Yield Equity Fund — Class A Total Return as of December 31

Best Quarter:  Quarter 2009 +13.77%      Worst Quarter:  4th Quarter 2008 -25.99%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The after-tax returns shown in the table are for Class A shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class A after-tax returns.  The Class Y shares inception date is August 12, 2008.  The Class Y shares performance was calculated using the historical performance of the Class A shares for the period from December 3, 2007 to August 12, 2008.

When the “Return After Taxes on Distributions and Sale of Fund Shares” is greater than the “Return Before Taxes,” it is because of realized losses.  If a capital loss occurs upon the redemption of the Fund’s shares, the capital loss is recorded as a tax benefit, which increases the return and translates into an assumed tax deduction that benefits the shareholder.

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Average Annual Total Returns

For the period ended December 31, 2011

	1 Year	Since Inception (12-3-07)
Premium Yield Equity Fund
Class A Return Before Taxes	8.56%	-4.42%
Class A Return After Taxes on Distributions	7.87%	-5.07%
Class A Return After Taxes on Distributions and Sale of Fund Shares	6.03%	-3.91%
Class C Return Before Taxes	13.33%	-3.73%
Class Y Return Before Taxes	15.54%	-2.86%
Russell 3000 Value Index (reflects no deductions for fees, expenses or taxes)	-0.10%	-3.14%
Dow Jones US Select Dividend Index (reflects no deductions for fees, expenses or taxes)	12.42%	-0.29%

Investment Advisor	Investment Sub-Advisor

Touchstone Advisors, Inc.	Miller/Howard Investments Inc.

Portfolio Manager(s)

Lowell G. Miller

Founder, President, Chief Investment Officer and Director of Research

Managing the Fund since 2008

John E. Leslie III, CFA

Research Analyst and Portfolio Manager

Managing the Fund since 2008

Bryan J. Spratt, CFA

Research Analyst and Portfolio Manager

Managing the Fund since 2008

Roger G. Young, CFA

Research Analyst and Portfolio Manager

Managing the Fund since 2009

Buying and Selling Fund Shares

Minimum Investment Requirements

	Class A and Class C		Class Y
	Initial Investment	Additional Investment	Initial Investment	Additional Investment
Regular Account	$2,500	$50	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50	N/A	N/A
Investments through the Automatic Investment Plan	$100	$50	N/A	N/A

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading.  Class A shares and Class C shares may be purchased and sold directly from Touchstone Securities, Inc. or through your financial advisor.  You may purchase and sell Class Y shares only through your financial institution.  For more information about buying and selling shares see the section “Investing with Touchstone” of the Fund’s Prospectus or call 1.800.543.0407.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Shares that are held in a tax-deferred account may be taxed as ordinary or capital gains once they are withdrawn from the tax-deferred account.

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Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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TOUCHSTONE SANDS CAPITAL SELECT GROWTH FUND SUMMARY

The Fund’s Investment Goal

The Touchstone Sands Capital Select Growth Fund seeks long-term capital appreciation.

The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds. More information about these and other discounts is available from your financial professional and in the section entitled “Choosing a Class of Shares” in the Fund’s Prospectus on page 54 and in the section entitled “Purchase and Redemption of Shares” in the Fund’s Statement of Additional Information on page 90.

	Class A	Class C	Class Z	Class Y
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None	None
Wire Redemption Fee	Up to $15	Up to $15	Up to $15	Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.95%	0.95%	0.95%	0.95%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.44%	0.61%	0.34%	0.28%
Shareholder Service Fees	0.00%	0.00%	0.23%	0.00%
Total Other Expenses	0.44%	0.61%	0.57%	0.28%
Total Annual Fund Operating Expenses	1.64%	2.56%	1.52%	1.23%
Fee Waiver and/or Expense Reimbursement(2)	0.19%	0.36%	0.10%	0.03%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.45%	2.20%	1.42%	1.20%

(1)The advisory fee is subject to adjustment, up or down, based on the Fund’s performance relative to the performance of the Russell 1000 Growth Index (the “Benchmark Index”), and this fee may range from 0.55% to 1.00% depending on the Fund’s performance and assets. See “The Funds’ Management” section of the Fund’s Prospectus for additional information.

(2)Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit other expenses to 0.25% for each Class of shares.  This expense limitation will remain in effect until at least January 27, 2013 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders. The terms of Touchstone Advisors’ contractual waiver agreement provide that Touchstone Advisors is entitled to recover, subject to approval by the Fund’s Board of Trustees, such amounts waived or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s other expenses are below the expense limitation amount. See the discussion entitled “Contractual Fee Waiver Agreement” under the section entitled “The Funds’ Management” in the Fund’s Prospectus for more information.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting the one year contractual fee waiver).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period				Assuming No Redemption
	Class A	Class C	Class Z	Class Y	Class C
1 Year	$714	$323	$145	$122	$223
3 Years	$1,045	$762	$470	$387	$762
5 Years	$1,399	$1,328	$819	$673	$1,328
10 Years	$2,392	$2,868	$1,804	$1,486	$2,868

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Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.

The Fund’s Principal Investment Strategies

The Touchstone Sands Capital Select Growth Fund invests, under normal market conditions, at least 80% of its assets in common stocks of U.S. companies that the sub-advisor, Sands Capital Management, LLC (“Sands Capital”), believes have above-average potential for revenue or earnings growth. This is a non-fundamental investment policy that the Fund can change upon 60 days’ prior notice to shareholders. The Fund emphasizes investments in large capitalization growth companies. The weighted average market capitalization of these companies is generally in excess of $25 billion, and the Fund generally does not invest in companies that have a market capitalization of less than $2 billion. The Fund will typically own between 25 and 30 stocks.

The Fund is non-diversified and may invest a significant percentage of its assets in the securities of a single company.

Sands Capital generally seeks to invest in stocks with sustainable above average earnings growth, and with capital appreciation potential. In addition, Sands Capital looks for companies that have a significant competitive advantage, a leadership position or proprietary niche, a clear mission in an understandable business, financial strength and that are valued rationally in relation to comparable companies, the market, and the business prospects for that particular company. Sands Capital generally considers selling a security when it no longer meets the investment criteria or when the issues causing such problems are not solvable within an acceptable time frame.

The Principal Risks

The Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments. The Fund is subject to the principal risks summarized below.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.

Growth Investing Risk: The Fund is subject to the risk that its primary market segment, investments in growing companies that have market capitalizations in excess of $2 billion, may underperform other market segments or the equity markets as a whole. A principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Growth companies also typically do not pay dividends.

Large Cap Risk:  Large cap risk is the risk that stocks of larger companies may underperform relative to those of small and mid-sized companies.  Large cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Non-Diversification Risk: The Fund is non-diversified, which means that it may invest a greater percentage of its assets than diversified mutual funds in the securities of a limited number of issuers. The use of a non-diversified investment strategy may increase the volatility of the Fund’s investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified fund.

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Market Risk: Market risk is the risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

Management Risk: The value of your investment may decrease if the sub-advisor’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

This Fund should only be purchased by investors seeking long-term capital appreciation who can withstand the share price volatility of concentrated, growth stock investing. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund’s investments and risks under the “Investment Strategies and Risks” section of the Fund’s Prospectus.

The Fund’s Performance

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1 year, 5 years and 10 years compare with the Russell 1000 Growth Index. The bar chart does not reflect any sales charges, which would reduce your return. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

Sands Capital Select Growth Fund — Class Z Total Return as of December 31

Best Quarter:  2nd Quarter 2009 +22.00%       Worst Quarter:  4th Quarter 2008 -30.93%

For information on the prior history of the Fund, please see the section entitled “The Trust” in the Fund’s Statement of Additional Information.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The after-tax returns shown in the table are for Class Z shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class Z after-tax returns.  The Class A shares and the Class C shares inception date is November 15, 2010.  The Class Y shares inception date is August 27, 2004.  The Class Y shares performance was calculated using the historical performance of the Class Z shares for the period from August 11, 2000 to August 27, 2004. The Class A shares and the Class C shares performance was calculated using the historical performance of the Class Z shares for the period from August 11, 2000 to November 15, 2010. Performance for this period has been restated to reflect the impact of the Class A and Class C fees and expenses, as applicable.

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Average Annual Total Returns

For the period ended December 31, 2011

	1 Year	5 Years	10 Years
Sands Capital Select Growth Fund
Class Z Return Before Taxes	1.80%	5.57%	4.65%
Class Z Return After Taxes on Distributions	1.80%	5.57%	4.65%
Class Z Return After Taxes on Distributions and Sale of Fund Shares	1.17%	4.81%	4.06%
Class Y Return Before Taxes	1.97%	5.81%	4.83%
Class A Return Before Taxes	-4.23%	4.32%	4.03%
Class C Return Before Taxes	-0.10%	4.87%	3.97%
Russell 1000 Growth Index (reflects no deductions for fees, expenses or taxes)	2.64%	2.50%	2.60%

Investment Advisor	Investment Sub-Advisor

Touchstone Advisors, Inc.	Sands Capital Management, LLC

Portfolio Manager(s)

Frank M. Sands, Jr., CFA

Chief Investment Officer and Chief Executive Officer

Managing the Fund since 2000

Buying and Selling Fund Shares

Minimum Investment Requirements

	Class A, Class C and Class Z		Class Y
	Initial Investment	Additional Investment	Initial Investment	Additional Investment
Regular Account	$2,500	$50	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50	N/A	N/A
Investments through the Automatic Investment Plan	$100	$50	N/A	N/A

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading.  Class A shares and Class C shares may be purchased and sold directly from Touchstone Securities, Inc. or through your financial advisor. Class Y shares are available only through your financial institution. Class Z shares are available only through a financial intermediary or financial institutions such as retirement plans, fee based platforms and brokerage accounts. For more information about buying and selling shares see the section “Investing with Touchstone” of the Fund’s Prospectus or call 1.800.543.0407.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Shares that are held in a tax-deferred account may be taxed as ordinary or capital gains once they are withdrawn from the tax-deferred account.

17

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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TOUCHSTONE SHORT DURATION FIXED INCOME FUND SUMMARY

The Fund’s Investment Goal

The Touchstone Short Duration Fixed Income Fund seeks maximum total return consistent with the preservation of capital.

The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Class Y	Class Z
Shareholder Fees (fees paid directly from your investment)
Wire Redemption Fee	Up to $15	Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%	0.25%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses	1.18%	0.46%
Shareholder Service Fees	0.00%	0.25%
Total Other Expenses	1.18%	0.71%
Total Annual Fund Operating Expenses	1.43%	0.96%
Fee Waiver and/or Expense Reimbursement(1)	0.94%	0.22%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.49%	0.74%

(1)Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 0.49% and 0.74% for Class Y shares and Class Z shares, respectively.  This expense limitation will remain in effect until at least January 27, 2013 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders. The terms of Touchstone Advisors’ contractual waiver agreement provide that Touchstone Advisors is entitled to recover, subject to approval by the Fund’s Board of Trustees, such amounts waived or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s operating expenses are below the expense limitation amount. See the discussion entitled “Contractual Fee Waiver Agreement” under the section entitled “The Funds’ Management” in the Fund’s Prospectus for more information.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting the one year contractual fee waiver). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class Z
1 Year	$50	$76
3 Years	$360	$284
5 Years	$692	$509
10 Years	$1,632	$1,158

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 48% of the average value of its portfolio.

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The Fund’s Principal Investment Strategies

The Fund invests, under normal market conditions, at least 80% of its assets in fixed income securities.  This is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders. The Fund invests in a diversified portfolio of securities of different maturities including U.S. Treasury securities, U.S. government agency securities, securities of U.S. government-sponsored enterprises, corporate bonds, mortgage-backed securities, asset-backed securities and repurchase agreements. The Fund invests only in investment grade debt securities and does not invest in non-investment grade (e.g. “high yield”) securities.  Investment grade debt securities are those having a rating of BBB-/Baa3 or higher from a major rating agency or, if a rating is not available, deemed to be of comparable quality by the sub-advisor, Longfellow Investment Management Co. (“Longfellow”).

In selecting investments for the Fund, Longfellow chooses fixed income securities that it believes are attractively priced relative to the market or to similar instruments. While the Fund may invest in securities of any maturity, Longfellow seeks to maintain an effective duration for the Fund between one and three years under normal market conditions. A sector or security holding may be reduced if it becomes overvalued or if there is a change in the underlying fundamentals.  Longfellow may sell a security if another security is more attractive.

The Principal Risks

The Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments. The Fund is subject to the principal risks summarized below.

Credit Risk: The securities in the Fund’s portfolio are subject to the possibility that a deterioration, whether sudden or gradual, in the financial condition of an issuer, or a deterioration in general economic conditions, could cause an issuer to fail to make timely payments of principal or interest, when due. This may cause the issuer’s securities to decline in value.

Prepayment Risk: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Prepayment risk is more prevalent during periods of falling interest rates.

Interest Rate Risk: As interest rates rise, the value of fixed income securities the Fund owns will likely to decrease.  Duration is a measure of the expected life taking into account any prepayment or call features of the security, of a fixed income security that is used to determine the price sensitivity of the security for a given change in interest rates. Specifically, duration is the change in the value of a fixed income security that will result from a 1% change in interest rates, and generally is stated in years. Maturity, on the other hand, is the date on which a fixed income security becomes due for payment of principal.

Market Risk: The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. When markets are volatile, the Fund may not be able to buy or sell securities at favorable prices and the Fund may lose money.

Management Risk: The value of your investment may decrease if the sub-advisor’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

Investment Grade Debt Securities Risk: Investment grade debt securities may be downgraded by a Nationally Recognized Statistical Rating Organization (“NRSRO”) to below investment grade status (as defined above), which would increase the risk of holding these securities.  Investment-grade debt securities rated in the lowest rating category by a NRSRO involve a higher degree of risk than fixed-income securities in the higher-rating categories.  While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well.  For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Rating Agency Risk: Ratings represent an NRSRO’s opinion regarding the quality of the security and are not a guarantee of quality. NRSROs may fail to make timely credit ratings in response to subsequent events. In addition, NRSROs are

20

subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Investment Style Risk: Because of its focus on short duration securities, the Fund may underperform other segments of the fixed income market or the fixed income markets as a whole.

U.S. Government Securities Risk: The Fund’s U.S. government securities are not guaranteed against price movements due to changing interest rates. Securities issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. In addition, securities issued by agencies such as Federal National Mortgage Association (“Fannie Mae”) and the Government National Mortgage Association (“GNMA”) are supported only by the credit of the issuing agency and any associated collateral. Some government agencies may not be backed by the full faith and credit of the U.S. government which may increase the risk of loss of investment.

Mortgage-Backed Securities Risk: Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancing, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund’s mortgage-backed securities and, therefore, to assess the volatility risk of the Fund. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the cases of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

Asset-Backed Securities Risk: Asset-backed securities are fixed income securities backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for asset-backed securities may be based on the underlying assets and/or provided through credit enhancements by a third party. Even with a credit enhancement by a third party, there is still risk of loss. There could be inadequate collateral or no collateral for asset-backed securities. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and, at times, the financial condition of the issuer. Some asset-backed securities also may receive prepayments that can change the securities’ effective maturities.

Repurchase Agreement Risk: Under all repurchase agreements entered into by the Fund, the Fund’s Custodian or its agent must take possession of the underlying collateral. However, if the counterparty defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying security to the seller’s estate. Repurchase agreements are considered loans by the Fund.

Event Risk: Securities may decline in credit quality and market value due to issuer restructurings, mergers, consolidations, reorganizations, tender or exchange offers, or other factors.

This Fund should only be purchased by investors seeking maximum total return consistent with preservation of capital who can withstand a limited amount of share price volatility, and who seek exposure to fixed-income securities. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund’s investments and risks under the “Investment Strategies and Risks” section of the Fund’s Prospectus.

21

The Fund’s Performance

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1 year, 5 years and 10 years compare with the Barclays Capital 1-3 Year U.S. Treasury Index. The bar chart does not reflect any sales charges, which would reduce your return. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

Short Duration Fixed Income Fund — Class Z Total Return as of December 31

Best Quarter:  3rd Quarter 2009 +7.77%        Worst Quarter:  2nd Quarter 2004 -0.75%

For information on the prior history of the Fund, please see the section entitled “The Trust” in the Fund’s Statement of Additional Information.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.  The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The after-tax returns shown in the table are for Class Z shares only.  The after-tax returns for Class Y shares will differ from the Class Z after-tax returns. The Class Y shares inception date is May 4, 2009.  The Class Y shares performance was calculated using the historical performance of the Class Z shares for the period from January 1, 2002 to May 4, 2009.

Average Annual Total Returns

For the period ended December 31, 2011

	1 Year	5 Years	10 Years
Short Duration Fixed Income Fund
Class Z Return Before Taxes	1.72%	3.64%	3.34%
Class Z Return After Taxes on Distributions	0.83%	2.35%	2.05%
Class Z Return After Taxes on Distributions and Sale of Fund Shares	1.11%	2.35%	2.09%
Class Y Return Before Taxes	1.87%	3.77%	3.40%
Barclays Capital 1-3 Year U.S. Treasury Index (reflects no deductions for fees, expenses or taxes)	1.55%	3.71%	3.27%

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Investment Advisor	Investment Sub-Advisor

Touchstone Advisors, Inc.	Longfellow Investment Management Co.

Portfolio Manager(s)

Barbara J. McKenna, CFA

Principal and Portfolio Manager

Managing the Fund since 2009

David W. Seeley, CFA

Principal and Portfolio Manager

Managing the Fund since 2009

John E. Villela, CFA

Principal, Portfolio Manager and Senior Analyst

Managing the Fund since 2011

Buying and Selling Fund Shares

Minimum Investment Requirements

	Class Z		Class Y
	Initial Investment	Additional Investment	Initial Investment	Additional Investment
Regular Account	$2,500	$50	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50	N/A	N/A
Investments through the Automatic Investment Plan	$100	$50	N/A	N/A

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading.  Class Y shares are available only through your financial institution. Class Z shares are available only through a financial intermediary or financial institutions such as retirement plans, fee based platforms and brokerage accounts. For more information about buying and selling shares see the section “Investing with Touchstone” of the Fund’s Prospectus or call 1.800.543.0407.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Shares that are held in a tax-deferred account may be taxed as ordinary or capital gains once they are withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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TOUCHSTONE INTERMEDIATE FIXED INCOME FUND SUMMARY

The Fund’s Investment Goal

The Touchstone Intermediate Fixed Income Fund seeks high current income consistent with reasonable risk to capital.

The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Institutional
Shareholder Fees (fees paid directly from your investment)
Wire Redemption Fee	Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.30%
Acquired Fund Fees and Expenses (AFFE)(1)	0.01%
Total Annual Fund Operating Expenses	0.71%
Fee Waiver and/or Expense Reimbursement(2)	0.30%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.41%

(1)          The total annual fund operating expenses do not correlate to the ratio of expenses that are included in the Fund’s Annual Report dated September 30, 2011 because the Annual Report does not include Acquired Fund Fees and Expenses.

(2)   Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 0.40%.  This expense limitation will remain in effect until at least January 27, 2013 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders. The terms of Touchstone Advisors’ contractual waiver agreement provide that Touchstone Advisors is entitled to recover, subject to approval by the Fund’s Board of Trustees, such amounts waived or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s operating expenses are below the expense limitation amount. See the discussion entitled “Contractual Fee Waiver Agreement” under the section entitled “The Funds’ Management” in the Fund’s Prospectus for more information.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting the one year contractual fee waiver).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$42
3 Years	$197
5 Years	$365
10 Years	$854

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 69% of the average value of its portfolio.

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The Fund’s Principal Investment Strategies

The Touchstone Intermediate Fixed Income Fund invests, under normal circumstances, at least 80% of its assets in fixed income securities of U.S. issuers.  This is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders.  Fixed income securities consist of U.S. government obligations and other investment grade fixed income securities, including corporate debt obligations, mortgage-backed securities, commercial mortgage-backed securities, and asset-backed securities. Corporate debt obligations include corporate bonds, debentures, notes and other similar instruments. Investment grade fixed income securities include securities rated BBB- or higher by Standard & Poor’s Corporation (“S&P”) or Baa3 or higher by Moody’s Investors Services, Inc. (“Moody’s”) or, if unrated by S&P or Moody’s, determined by the sub-advisor, Milne LLC d/b/a JKMilne Asset Management  (“JKMilne”), to be of comparable quality.

In selecting investments for the Fund, JKMilne chooses fixed income securities of issuers that it believes will offer attractive income and/or capital appreciation potential with a reasonable level of risk.  JKMilne invests in fixed income obligations of different issuers (as described above), maturities and structures depending on its current assessment of the relative valuations of the sectors in which the Fund invests.  In assessing the relative valuations of these sectors, JKMilne generally considers whether the securities included within a sector are selling at a discount to JKMilne’s estimate of their intrinsic value.

The securities in which the Fund invests may pay interest at fixed rates, variable rates, or subject to reset terms.  In addition, these securities may make principal payments that are fixed, variable or both.  Under normal circumstances, the Fund’s effective duration will typically be between two and five years.  JKMilne generally sells a security when it reaches a target price, there is a change in the issuer’s credit quality, or if its current assessment of the relative valuations of the sectors in which the Fund invests or markets as a whole make investments in other securities appear more attractive.

The Principal Risks

The Fund’s share price will fluctuate.  You could lose money on your investment in the Fund and the Fund could also return less than other investments.  The Fund is subject to the principal risks summarized below.

Credit Risk: The securities in the Fund’s portfolio are subject to the possibility that a deterioration, whether sudden or gradual, in the financial condition of an issuer, or a deterioration in general economic conditions, could cause an issuer to fail to make timely payments of principal or interest, when due. This may cause the issuer’s securities to decline in value.

Prepayment Risk: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Prepayment risk is more prevalent during periods of falling interest rates.

Interest Rate Risk: As interest rates rise, the value of fixed income securities the Fund owns will likely to decrease. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure of the expected life, taking into account any prepayment or call features of the security, of a fixed income security that is used to determine the price sensitivity of the security for a given change in interest rates. Specifically, duration is the change in the value of a fixed income security that will result from a 1% change in interest rates, and generally is stated in years. Maturity, on the other hand, is the date on which a fixed income security becomes due for payment of principal.

Market Risk: The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. When markets are volatile, the Fund may not be able to buy or sell securities at favorable prices and the Fund may lose money.

Management Risk: The value of your investment may decrease if the sub-advisor’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

Investment Grade Debt Securities Risk: Investment grade debt securities may be downgraded by a Nationally Recognized Statistical Rating Organization (“NRSRO”) to below investment grade status, which would increase the risk of holding these securities. Investment-grade debt securities rated in the lowest rating category by an NRSRO involve a

25

higher degree of risk than fixed-income securities in the higher-rating categories. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well.

Rating Agency Risk: Ratings represent the NRSRO’s opinion regarding the quality of the security and are not a guarantee of quality.  NRSROs may fail to make timely credit ratings in response to subsequent events.  In addition, NRSROs are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

U.S. Government Securities Risk: The Fund’s U.S. government securities are not guaranteed against price movements due to changing interest rates. Securities issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. In addition, securities issued by agencies such as the Federal National Mortgage Association (“Fannie Mae”) are supported only by the credit of the issuing agency and any associated collateral. Some government agencies may not be backed by the full faith and credit of the U.S. government which may increase the risk of loss of investment.

Mortgage-Backed Securities Risk: Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancing, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average duration of the Fund’s mortgage-backed securities and, therefore, to fully assess the interest rate risk of the Fund. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the cases of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

Asset Backed Securities Risk: Asset-backed securities are fixed income securities backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. Even with a credit enhancement by a third party, there is still risk of loss. There could be inadequate collateral or no collateral for asset-backed securities. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and, at times, the financial condition of the issuer. Some asset-backed securities also may receive prepayments that can change the securities’ effective durations.

Event Risk: Securities may decline in credit quality and market value due to issuer restructurings, mergers, consolidations, reorganizations, tender or exchange offers, or other factors.

This Fund should only be purchased by investors seeking high current income with reasonable risk to capital who can withstand share price volatility, and who want exposure to fixed income securities. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund’s investments and risks under the “Investment Strategies and Risks” section of the Fund’s Prospectus.

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The Fund’s Performance

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1 year, 5 years and 10 years compare with the Barclays Capital Intermediate U.S. Government/Credit Index. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

Intermediate Fixed Income Fund — Institutional Shares Total Return as of December 31

Best Quarter:  4th Quarter 2008 +4.76%        Worst Quarter:  3rd Quarter 2008 -5.24%

For information on the prior history of the Fund, please see the section entitled “The Trust” in the Fund’s Statement of Additional Information.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

Average Annual Total Returns

For the period ended December 31, 2011

	1 Year	5 Years	10 Years
Intermediate Fixed Income Fund Institutional Shares Returns
Return Before Taxes	5.04%	2.77%	3.50%
Return After Taxes on Distributions	3.79%	1.45%	1.96%
Return After Taxes on Distributions and Sale of Fund Shares	3.44%	1.60%	2.11%
Barclays Capital Intermediate U.S. Government/Credit Index (reflects no deductions for fees, expenses or taxes)	5.80%	5.88%	5.20%

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Investment Advisor	Investment Sub-Advisor

Touchstone Advisors, Inc.	Milne LLC d/b/a JKMilne Asset Management

Portfolio Manager(s)

John K. Milne

Chief Executive Officer, Chief Investment Officer, and founder

Managing the Fund since 2009

Deborah S. Wingerson

Managing Director and Senior Portfolio Manager

Managing the Fund since 2009

Brian D. Borneman

Portfolio Manager

Managing the Fund since 2009

Buying and Selling Fund Shares

Minimum Investment Requirements

	Institutional Shares
	Initial Investment	Additional Investment
Regular Account	$500,000	$50

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading. Institutional Shares are available through Touchstone Securities, Inc. or your financial institution. For more information about buying and selling shares see the section “Investing with Touchstone” of the Fund’s Prospectus or call 1.800.543.0407.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Shares that are held in a tax-deferred account may be taxed as ordinary or capital gains once they are withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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TOUCHSTONE SMALL CAP VALUE FUND SUMMARY

The Fund’s Investment Goal

The Touchstone Small Cap Value Fund (formerly Touchstone Small Cap Value Opportunities Fund) seeks long-term capital growth.

The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds. More information about these and other discounts is available from your financial professional and in the section entitled “Choosing a Class of Shares” in the Fund’s Prospectus on page 54 and in the section entitled “Purchase and Redemption of Shares” in the Fund’s Statement of Additional Information on page 90.

	Class A	Class C	Class Y	Institutional
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None	None
Wire Redemption Fee	Up to $15	Up to $15	Up to $15	Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%	0.95%	0.95%	0.95%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.52%	340.46%	69.34%	2.64%
Total Annual Fund Operating Expenses	1.72%	342.41%	70.29%	3.59%
Fee Waiver and/or Expense Reimbursement(1)	0.29%	340.23%	69.11%	2.56%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.43%	2.18%	1.18%	1.03%

(1)   Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 1.43%, 2.18%, 1.18% and 1.03% for Class A shares, Class C shares, Class Y shares and Institutional shares, respectively.  These expense limitations will remain in effect until at least January 27, 2013 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders. The terms of Touchstone Advisors’ contractual waiver agreement provide that Touchstone Advisors is entitled to recover, subject to approval by the Fund’s Board of Trustees, such amounts waived or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s operating expenses are below the expense limitation amount. See the discussion entitled “Contractual Fee Waiver Agreement” under the section entitled “The Fund’s Management” in the Fund’s Prospectus for more information.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting the one year contractual fee waiver).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period				Assuming No Redemption
	Class A	Class C	Class Y	Institutional	Class C
1 Year	$712	$321	$120	$105	$221
3 Years	$1,059	$10,503	$6,742	$862	$10,503
5 Years	$1,429	$10,503	$7,539	$1,641	$10,503
10 Years	$2,466	$10,503	$7,648	$3,685	$10,503

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns

29

over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 206% of the average value of its portfolio.

The Fund’s Principal Investment Strategies

The Touchstone Small Cap Value Fund invests, under normal market conditions, at least 80% of its assets in common stocks of companies with small market capitalizations that the sub-advisor, DePrince, Race & Zollo, Inc. (“DRZ”), believes have the potential for growth and that appear to be trading below their perceived value.  This is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders.  For purposes of the Fund, a small capitalization company has a market capitalization of no more than $2 billion at the time of initial purchase.

DRZ employs a multi-step, “bottom up” investment process.  Initially, DRZ screens the investible universe for small market capitalization companies that pay a dividend.  DRZ then applies various valuation multiples such as price-to-earnings, price-to-book and price-to-cash flow, to find companies that it believes are trading at the low end of their historical relative valuation levels.  DRZ then conducts rigorous fundamental analysis to identify an imminent catalyst which it believes may lead to future price appreciation.  DRZ establishes relative price targets for the remaining stocks that have identifiable catalysts.  Finally, DRZ filters the results to choose stocks that it believes have the potential for growth and appear to be trading below their perceived value.  DRZ considers selling a security when its yield falls below the acceptable limit, when the valuation is no longer attractive or the fundamentals of the company or sector deteriorate.

The Fund invests in securities of companies operating in a broad range of industries.  Most of these companies are based in the U.S., but in some instances may be headquartered in or doing a substantial portion of their business overseas.  The Fund will typically hold 65 to 80 securities.  The Fund may engage in frequent and active trading of securities as a part of its principal investment strategy.

The Principal Risks

The Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments. The Fund is subject to the principal risks summarized below.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.

Small Cap Risk: The Fund is subject to the risk that small capitalization stocks may underperform other types of stocks or the equity markets as a whole. Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group. In addition, small cap stocks typically are traded in lower volume, and their issuers typically are subject to greater degrees of changes in their earnings and prospects.

Micro Cap Risk: Micro-capitalization companies are substantially riskier than investments in larger, more established companies. The stocks of micro-capitalization companies are less stable in price and less liquid than the stocks of larger companies.

Mid Cap Risk: The Fund is subject to the risk that medium capitalization types of stocks or the equity markets as a whole. Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

Foreign Securities Risk: Investing in foreign securities poses additional risks since political and economic events unique

30

in a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. These currency movements may happen separately from, or in response to, events that do not otherwise affect the value of the security in the issuer’s home country.  There is a risk that foreign securities may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist.  There is risk associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays.  Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors. Over-the-counter securities may also be less liquid than exchange-traded securities.

Portfolio Turnover Risk: Frequent and active trading may result in greater expenses to the Fund, which may lower the Fund’s performance and may generate more taxable short-term gains for shareholders.

Market Risk: Market risk is the risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

Management Risk: The value of your investment may decrease if the sub-advisor’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

Value Investing Risk:  A value-oriented investment approach is subject to the risk that a security believed to be undervalued does not appreciate in value as anticipated or experiences a decline in value.

This Fund should only be purchased by investors seeking long-term capital growth who can withstand the share price volatility of small cap investing. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund’s investments and risks under the “Investment Strategies and Risks” section of the Fund’s Prospectus.

The Fund’s Performance

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1 year, 5 years and since inception compare with the Russell 2000 Value Index and Russell 2000 Index. The bar chart does not reflect any sales charges, which would reduce your return. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

Small Cap Value Fund — Class A Total Return as of December 31

Best Quarter:  1st Quarter 2003 +18.97%        Worst Quarter:  3rd Quarter 2008 -24.10%

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On June 10, 2011, Class Z shares were converted to Class A shares and performance for periods prior to the date of conversion represents the performance of Class Z shares.  Performance in the table below for periods prior to June 10, 2011 has been restated to reflect the impact of the Class A fees and expenses.  The Class C shares, the Class Y shares and the Institutional shares inception date is March 1, 2011. The Class C shares, Class Y shares and Institutional shares performance information is calculated using the historical performance of Class Z shares for the periods prior to March 1, 2011. Performance for this period for Class C Shares has been restated to reflect the impact of the Class C fees and expenses.  For more information on the prior history of the Fund, please see the section entitled “The Trust” in the Fund’s Statement of Additional Information.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.  The after-tax returns shown in the table are for Class A shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class A after-tax returns.

Average Annual Total Returns

For the period ended December 31, 2011

	1 Year	5 Years	Since Inception (03-4-02)
Small Cap Value Fund
Class A Return Before Taxes	-11.66%	-3.04%	7.18%
Class A Return After Taxes on Distributions	-11.93%	-3.49%	6.46%
Class A Return After Taxes on Distributions and Sale of Fund Shares	-7.21%	-2.64%	6.04%
Class C Return Before Taxes	-7.90%	-2.63%	7.02%
Class Y Return Before Taxes	-5.85%	-1.81%	7.88%
Institutional Return Before Taxes	-5.95%	-1.83%	7.86%
Russell 2000 Value Index (reflects no deductions for fees, expenses or taxes)	-5.50%	-1.87%	6.13%
Russell 2000 Index (reflects no deductions for fees, expenses or taxes)	-4.18%	0.15%	5.93%

Investment Advisor	Investment Sub-Advisor
Touchstone Advisors, Inc.	DePrince, Race & Zollo, Inc.

Portfolio Manager(s)

Gregory T. Ramsby

Partner and Portfolio Manager, Small-Cap and Micro-Cap Value

Managing the Fund since 2010

Buying and Selling Fund Shares

Minimum Investment Requirements

	Class A and Class C		Class Y
	Initial Investment	Additional Investment	Initial Investment	Additional Investment
Regular Account	$2,500	$50	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50	N/A	N/A
Investments through the Automatic Investment Plan	$100	$50	N/A	N/A

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	Institutional Shares
	Initial Investment	Additional Investment
Regular Account	$500,000	$50

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading.  Class A shares and Class C shares may be purchased and sold directly from Touchstone Securities, Inc. or through your financial advisor. Class Y shares are available only through your financial institution.  Institutional shares are available through Touchstone Securities, Inc. or your financial institution. For more information about buying and selling shares see the section “Investing with Touchstone” of the Fund’s Prospectus or call 1.800.543.0407.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Shares that are held in a tax-deferred account may be taxed as ordinary or capital gains once they are withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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TOUCHSTONE ULTRA SHORT DURATION FIXED INCOME FUND SUMMARY

The Fund’s Investment Goal

The Touchstone Ultra Short Duration Fixed Income Fund seeks maximum total return consistent with the preservation of capital.

The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds.  More information about these and other discounts is available from your financial professional and in the section entitled “Choosing a Class of Shares” in the Fund’s Prospectus on page 52 and in the section entitled “Purchase and Redemption of Shares” in the Fund’s Statement of Additional Information on page 92.

	Class A	Class C		Class Y	Class Z	Institutional
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	2.00%	None		None	None	None
Maximum Deferred Sales Charge (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%		None	None	None
Wire Redemption Fee	Up to $15	Up to $15		Up to $15	Up to $15	Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%	0.25%		0.25%	0.25%	0.25%
Distribution and/or Service (12b-1) Fees	0.25%	0.75	%(1)	None	None	None
Other Expenses(2)	0.38%	0.35%		0.41%	0.28%	0.29%
Shareholder Services Fee	0.00%	0.00%		0.00%	0.25%	0.00%
Total Other Expenses	0.38%	0.35%		0.41%	0.53%	0.29%
Acquired Fund Fees and Expenses(3)	0.02%	0.02%		0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	0.90%	1.37%		0.68%	0.80%	0.56%
Fee Waivers and/or Expense Reimbursement(4)	0.19%	0.16%		0.22%	0.09%	0.15%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursement	0.71%	1.21%		0.46%	0.71%	0.41%

(1)  Class C shares are authorized to pay a maximum 12b-1 fee of up to 1.00% of average daily net assets, of which up to 0.75% may be paid for distribution services and up to 0.25% may be paid for shareholder services.  The Fund intends to limit the amount of the 12b-1 fees for Class C shares to 0.75% for at least one year from the date of this Prospectus.

(2) “Other Expenses” for Class A, Class C, Class Y and Institutional shares are based on estimated amounts for the current fiscal year.

(3)The total annual fund operating expenses do not correlate to the ratio of expenses that are included in the Fund’s Annual Report dated September 30, 2011 because the Annual Report does not include Acquired Fund Fees and Expenses.

(4)Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 0.69%, 1.19%, 0.44%, 0.69% and 0.39% for Class A, Class C, Class Y, Class Z and Institutional shares, respectively.  This expense limitation will remain in effect until at least January 27, 2013 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders. The terms of Touchstone Advisors’ contractual waiver agreement provide that Touchstone Advisors is entitled to recover, subject to approval by the Fund’s Board of Trustees, such amounts waived or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s operating expenses are below the expense limitation amount. See the discussion entitled “Contractual Fee Waiver Agreement” under the section entitled “The Fund’s Management” in the Fund’s Prospectus for more information.

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Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting the contractual fee waivers).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period					Assuming No Redemption
	Class A	Class C	Class Y	Class Z	Institutional	Class C
1 Year	$271	$223	$47	$73	$42	$123
3 Years	$463	$418	$195	$246	$164	$418
5 Years	$670	$735	$357	$435	$298	$735
10 Years	$1,269	$1,632	$826	$981	$687	$1,632

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 144% of the average value of its portfolio.

The Fund’s Principal Investment Strategies

The Fund invests, under normal market conditions, at least 80% of its assets in fixed income securities. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders. The Fund invests in a diversified portfolio of securities of different maturities including U.S. Treasury securities, U.S. government agency securities, securities of U.S. government-sponsored enterprises, corporate bonds, mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, municipal bonds and repurchase agreements. The Fund invests only in investment grade debt securities and does not invest in non-investment grade (i.e. “high yield”) debt securities. Investment grade debt securities are those having a rating of BBB-/Baa3 or higher from a major rating agency or, if a rating is not available, deemed to be of comparable quality by the sub-advisor, Fort Washington Investment Advisors, Inc. (“Fort Washington”).

In selecting investments for the Fund, Fort Washington chooses fixed income securities that it believes are attractively priced relative to the market or to similar instruments. In addition, Fort Washington considers the “effective duration” of the Fund’s entire portfolio. Effective duration is a measure of a security’s price volatility or the risk associated with changes in interest rates. While the Fund may invest in securities with any maturity or duration, Fort Washington seeks to maintain an effective duration for the Fund of one year or less under normal market conditions.

The Principal Risks

The Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments. The Fund is subject to the principal risks summarized below:

Credit Risk: The securities in the Fund’s portfolio are subject to the possibility that a deterioration, whether sudden or gradual, in the financial condition of an issuer, or a deterioration in general economic conditions, could cause an issuer to fail to make timely payments of principal or interest, when due. This may cause the issuer’s securities to decline in value.

Prepayment Risk: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Prepayment risk is more prevalent during periods of falling interest rates.

Interest Rate Risk: As interest rates rise, the value of fixed income securities the Fund owns will likely decrease. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure of the expected life, taking into account any prepayment or call features of the security, of a fixed income security that is used to determine the price sensitivity of the security for a given change in interest rates. Specifically, duration is the change in the value of a fixed income security that will result from a 1% change

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in interest rates, and generally is stated in years. Maturity, on the other hand, is the date on which a fixed income security becomes due for payment of principal.

Market Risk: The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. When markets are volatile, the Fund may not be able to buy or sell securities at favorable prices and the Fund may lose money.

Investment Style Risk: Because of its focus on short duration securities, the Fund may underperform other segments of the fixed income market or the fixed income markets as a whole.

Investment Grade Debt Securities Risk: Investment grade debt securities may be downgraded by a Nationally Recognized Statistical Rating Organization (“NRSRO”) to below investment grade status (as defined above), which would increase the risk of holding these securities. Investment-grade debt securities rated in the lowest rating category by an NRSRO involve a higher degree of risk than fixed-income securities in the higher-rating categories. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Rating Agency Risk: Ratings represent an NRSRO’s opinion regarding the quality of the security and are not a guarantee of quality. NRSROs may fail to make timely credit ratings in response to subsequent events. In addition, NRSROs are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

U.S. Government Securities Risk: The Fund’s U.S. government securities are not guaranteed against price movements due to changing interest rates. Securities issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. In addition, securities issued by agencies such as Federal National Mortgage Association (“Fannie Mae”) and Government National Mortgage Association (“Ginnie Mae”) are supported only by the credit of the issuing agency and any associated collateral.

Mortgage-Backed Securities Risk:   Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancing, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund’s mortgage-backed securities and, therefore, to assess the volatility risk of the Fund. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the cases of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

Repurchase Agreement Risk: Under all repurchase agreements entered into by the Fund, the Fund’s Custodian or its agent must take possession of the underlying collateral. However, if the counterparty defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying security to the seller’s estate.  Repurchase agreements are considered loans by the Fund.

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Asset Backed Securities Risk: Asset-backed securities are fixed income securities backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. Even with a credit enhancement by a third party, there is still risk of loss. There could be inadequate collateral or no collateral for asset-backed securities. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and, at times, the financial condition of the issuer. Some asset-backed securities also may receive prepayments that can change the securities’ effective durations.

Event Risk: Securities may decline in credit quality and market value due to issuer restructurings, mergers, consolidations, reorganizations, tender or exchange offers, or other factors.

Portfolio Turnover Risk: Frequent and active trading may result in greater expenses to the Fund, which may lower the

Fund’s performance and may generate more taxable short-term gains for shareholders.

This Fund should only be purchased by investors seeking maximum total return consistent with preservation of capital who can withstand a limited amount of share price volatility, and seek exposure to fixed income securities. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund’s investments and risks under the “Investment Strategies and Risks” section of the Fund’s Prospectus.

The Fund’s Performance(1)

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1 year, 5 years and 10 years compare with the BoA Merrill Lynch Three-Month U.S. Treasury Bill Index and BoA Merrill Lynch 1-Year Treasury Note Index. The bar chart does not reflect any sales charges, which would reduce your return.  The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

Ultra Short Duration Fixed Income Fund — Class Z Total Return as of December 31

Best Quarter:  3rd Quarter 2006 1.95%        Worst Quarter:  3rd Quarter 2008 -0.24%

For information on the prior history of the Fund, please see the section entitled “The Trust” in the Fund’s Statement of Additional Information (“SAI”).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Your actual after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

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Average Annual Total Returns

For the period ended December 31, 2011

	1 Year	5 Years	10 years
Ultra Short Duration Fixed Income Fund
Class Z Return Before Taxes	1.50%	2.35%	2.57%
Class Z Return After Taxes on Distributions	0.71%	1.14%	1.43%
Class Z Return After Taxes on Distributions and Sale of Fund Shares	0.97%	1.30%	1.52%
BoA Merrill Lynch Three-Month U.S. Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	0.10%	1.49%	1.95%
BoA Merrill Lynch 1-Year Treasury Note Index (reflects no deductions for fees, expenses or taxes)	0.57%	2.56%	2.49%

(1)  Performance for Class A, Class C, Class Y and Institutional shares is not shown because these share classes are not operational as of the date of the prospectus.  Returns are presented for Class Z shares.  Class A, Class C, Class Y and Institutional shares would have had substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the share classes do not have the same expenses.  Class Z shares are subject to shareholder service fees.  Class A and Class C shares are subject to sales charges and distribution fees.  Class Y and Institutional shares are not subject to sales charges and distribution fees.

Investment Advisor	Investment Sub-Advisor

Touchstone Advisors, Inc.	Fort Washington Investment Advisors, Inc.

Portfolio Manager(s)

Scott D. Weston

Vice President and Senior Portfolio Manager

Managing the Fund since 2008

Brent A. Miller, CFA

Portfolio Manager

Managing the Fund since 2008

Buying and Selling Fund Shares

	Class A, Class C and Class Z		Class Y
	Initial Investment	Additional Investment	Initial Investment	Additional Investment
Regular Account	$2,500	$50	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50	N/A	N/A
Investments through the Automatic Investment Plan	$100	$50	N/A	N/A

	Institutional
	Initial Investment	Additional Investment
Regular Account	$500,000	$50

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading.  Class A shares and Class C shares may be purchased and sold directly from Touchstone Securities, Inc. or through your financial advisor.  Class Y shares are available only through your financial institution.  Class Z shares are available only through a financial intermediary or financial institutions such as retirement plans, fee based platforms and brokerage accounts.  Institutional shares are available through Touchstone Securities, Inc. or your financial institution. Class A, C, Y and

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Institutional shares are currently not available for purchase. The Fund is expected to offer Class A, C, Y and Institutional shares for purchase in the second quarter of 2012.  For more information about buying and selling shares see the section “Investing with Touchstone” of the Fund’s Prospectus or call 1.800.543.0407.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Shares that are held in a tax-deferred account may be taxed as ordinary or capital gains once they are withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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TOUCHSTONE INVESTMENT STRATEGIES AND RISKS

Can a Fund Depart From its Principal Investment Strategies?

In addition to the investments and strategies described in this Prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies are described in detail in our Statement of Additional Information (“SAI”).

Each Fund’s investment goal is non-fundamental, and may be changed by the Trust’s Board of Trustees without shareholder approval.  You would be notified at least 30 days before any change takes effect.  The investments and strategies described throughout this Prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations (i.e., fixed and variable rate securities and high quality debt securities of corporate and government issuers) that would not ordinarily be consistent with the Funds’ goals. This defensive investing may increase a Fund’s taxable income. A Fund will do so only if the Advisor or the Fund’s sub-advisor believes that the risk of loss in using the Fund’s normal strategies and investments outweighs the opportunity for gains. Of course, there can be no guarantee that any Fund will achieve its investment goal.

Portfolio Composition

Certain of the Funds have adopted policies to invest, under normal circumstances, at least 80% of the value of the Fund’s “assets’’ in certain types of investments suggested by its name (the “80% Policy”). For purposes of these 80% Policies, the term “assets’’ means net assets plus the amount of borrowings for investment purposes. A Fund must comply with its 80% Policy at the time the Fund invests its assets. Accordingly, when a Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings but would have to make any new investments in such a way as to comply with the 80% Policy.

Change in Market Capitalization (Mid Cap Fund and Small Cap Value Fund).

A Fund may specify in its principal investment strategy a market capitalization range for acquiring portfolio securities. If a security that is within the range for a Fund at the time of purchase later falls outside the range, which is most likely to happen because of market fluctuation, the Fund may continue to hold the security if, in the sub-advisor’s judgment, the security remains otherwise consistent with the Fund’s investment goal and strategies. However, this change could affect the Fund’s flexibility in making new investments.

Do the Funds have other investment strategies in addition to their principal investment strategies?

Derivatives (All Funds except the Touchstone Intermediate Fixed Income Fund).  Each Fund may, but is not required to, use derivative instruments for any of the following purposes:

•         To hedge against adverse changes - caused by changing interest rates, stock market prices or currency exchange rates - in the market value of securities held by or to be bought for a Fund;

•         As a substitute for purchasing or selling securities;

•         To shorten or lengthen the effective portfolio maturity or duration of tax-exempt bonds;

•         To enhance a Fund’s potential gain in non-hedging or speculative situations; or

•         To lock in a substantial portion of the unrealized appreciation in a stock without selling it.

A derivative instrument will obligate or entitle a Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, currency or index. Even a small investment in derivative instruments can have a large impact on a portfolio’s yield, stock prices and currency exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. A Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings.

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Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a Fund’s holdings less liquid and harder to value, especially in declining markets. In addition, much of the income and gains generated by derivatives will be taxed as ordinary income. Derivative instruments include futures, options, swaps and to the extent consistent with a Fund’s investment goals, forward currency exchange contracts. Under normal circumstances, investment in these types of derivatives will typically be limited to an amount less than 10% of a Fund’s assets.

Exchange-Traded Funds (All Funds).  The Funds may invest in shares of exchange-traded funds (“ETFs”).  Investing in an ETF generally offers instant exposure to an index or a broad range of markets, sectors, geographic regions or industries. When investing in ETFs, shareholders bear their proportionate share of the Fund’s expenses and their proportionate share of ETF expenses which are similar to the Fund’s expenses. Also, although ETFs seek to provide investment results that correspond generally to the price and yield performance of a particular market index, the price movement of an ETF may not track the underlying index.

Lending of Portfolio Securities (All Funds except Premium Yield Equity Fund). The Funds may lend their portfolio securities to brokers, dealers and financial institutions under guidelines adopted by the Board of Trustees, including a requirement that the Fund must receive collateral equal to no less than 100% of the market value of the securities loaned. The risk in lending portfolio securities, as with other extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, a Fund’s sub-advisor will consider all relevant facts and circumstances, including the creditworthiness of the borrower. More information on securities lending is available in the SAI.

What are the Principal Risks of Investing in the Funds?

The following is a list of principal risks that may apply to your investment in a Fund. Further information about investment risks is available in the Funds’ SAI:

Asset Backed Securities Risk (Short Duration Fixed Income Fund, Intermediate Fixed Income Fund and Ultra Short Duration Fixed Income Fund (“Fixed Income Funds”): Asset-backed securities are fixed income securities backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. Even with a credit enhancement by a third party, there is still risk of loss. There could be inadequate collateral or no collateral for asset-backed securities. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and, at times, the financial condition of the issuer. Some asset-backed securities also may receive prepayments that can change the securities’ effective durations.

Convertible Securities Risk (Premium Yield Equity Fund): Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Credit Risk (Fixed Income Funds): The securities in a Fund’s portfolio are subject to the possibility that a deterioration, whether sudden or gradual, in the financial condition of an issuer, or a deterioration in general economic conditions, could cause an issuer to fail to make timely payments of principal or interest, when due. This may cause the issuer’s securities to decline in value.

Depositary Receipts Risk (Premium Yield Equity Fund): The risks of depositary receipts include many risks associated with investing directly in foreign securities, such as individual country risk and liquidity risk. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.

Emerging Markets Risk (Premium Yield Equity Fund): Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries.

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As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Equity Securities Risk (Mid Cap Fund, Premium Yield Equity Fund, Sands Capital Select Growth Fund and Small Cap Value Fund (“Equity Funds”): A Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles. The value of a Fund’s equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of a Fund’s shares. These factors contribute to price volatility, which is a principal risk of investing in the Funds. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of bankruptcy.

Event Risk (Fixed Income Funds): Securities may decline in credit quality and market value due to issuer restructurings, mergers, consolidations, reorganizations, tender or exchange offers, or other factors.

Foreign Securities Risk (Premium Yield Equity Fund and Small Cap Value Fund): Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund’s investments. These currency movements may happen separately from, or in response to, events that do not otherwise affect the value of the security in the issuer’s home country. There is a risk that foreign securities may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist. There is risk associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays. Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.

Growth Investing Risk (Sands Capital Select Growth Fund): A principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Growth companies also typically do not pay dividends.

Interest Rate Risk (Fixed Income Funds): As interest rates rise, the value of fixed income securities the Fund owns will likely to decrease. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure of the expected life, taking into account any prepayment or call features of the security, of a fixed income security that is used to determine the price sensitivity of the security for a given change in interest rates. Specifically, duration is the change in the value of a fixed income security that will result from a 1% change in interest rates, and generally is stated in years. Maturity, on the other hand, is the date on which a fixed income security becomes due for payment of principal.

Investment Grade Debt Securities Risk (Fixed Income Funds): Investment grade debt securities may be downgraded by an NRSRO to below investment grade status, which would increase the risk of holding these securities. Investment-grade debt securities rated in the lowest rating category by a NRSRO involve a higher degree of risk than fixed-income securities in the higher-rating categories. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Large-Cap Risk (Premium Yield Equity Fund and Sands Capital Select Growth Fund):  Large cap risk is the risk that stocks of larger companies may underperform relative to those of small and mid-sized companies.  Large cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

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Management Risk (All Funds): The value of your investment may decrease if the sub-advisor’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

Market Risk (Equity Funds): Market risk is the risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

Market Risk (Fixed Income Funds): The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. When markets are volatile, the Fund may not be able to buy or sell securities at favorable prices and the Fund may lose money.

Micro Cap Risk (Small Cap Value Fund): Micro-capitalization companies are substantially riskier than investments in larger, more established companies. The stocks of micro-capitalization companies are less stable in price and less liquid than the stocks of larger companies.

Mid Cap Risk (Mid Cap Fund and Premium Yield Equity Fund): The Funds are subject to the risk that medium capitalization stocks may underperform other types of stocks or the equity markets as a whole. Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

Mortgage-Backed Securities Risk (Fixed Income Funds): Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancing, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average duration of the Fund’s mortgage-backed securities and, therefore, to fully assess the interest rate risk of the Fund. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to a Fund. The risk of such defaults is generally higher in the cases of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages. In addition, mortgage-backed securities may fluctuate in price based on deterioration in the perceived or actual of the value of the collateral underlying the pool of mortgage loans, typically residential or commercial real estate, which may result in negative amortization or negative equity meaning that the value of the collateral would be worth less than the remaining principal amount owed on the mortgages in the pool.

Non-Diversification Risk (Sands Capital Select Growth Fund): Subject to federal income tax restrictions relating to the Fund’s qualification as a regulated investment company, a non-diversified fund may invest a significant percentage of its assets in the securities of a single company. Because a higher percentage of the Fund’s holdings may be invested in a single company, the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than a diversified fund.

Portfolio Turnover Risk (Small Cap Value Fund and Ultra Short Duration Fixed Income Fund): Each Fund may sell its portfolio securities, regardless of the length of time that they have been held, if the Advisor and/or sub-advisor determines that it would be in the Fund’s best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within the Advisor’s or sub-advisor’s control. These transactions will increase a Fund’s “portfolio turnover.” A 100% portfolio turnover rate would occur if all of the securities in a Fund were replaced during a given period. High turnover rates generally result in higher brokerage costs to the Fund and in higher net taxable gain for shareholders, and may reduce the Fund’s returns.

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Preferred Stock Risk (Premium Yield Equity Fund and Sands Capital Select Growth Fund): Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, which can have a negative impact on the stock’s price when interest rates decline.

Prepayment Risk (Fixed Income Funds): The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Prepayment risk is more prevalent during periods of falling interest rates. The types of securities that are subject to call risk include mortgage-backed securities and municipal bonds with a term of longer than ten years.

Rating Agency Risk (Fixed Income Funds): Ratings represent an NRSRO’s opinion regarding the quality of the security and are not a guarantee of quality. NRSROs may fail to make timely credit ratings in response to subsequent events. In addition, NRSROs are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

REITs Risk (Premium Yield Equity Fund): REITs are pooled investment vehicles that primarily invest in commercial real estate or real estate-related loans. REITs are susceptible to the risks associated with direct ownership of real estate, such as declines in property values, increases in property taxes, operating expenses, rising interest rates or competition, overbuilding, zoning changes, and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in REITs will result in the layering of expenses, such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940.

Repurchase Agreement Risk (Short Duration Fixed Income Fund and Ultra Short Duration Fixed Income Fund): Under all repurchase agreements entered into by the Fund, the Fund’s Custodian or its agent must take possession of the underlying collateral. However, if the counterparty defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying security to the seller’s estate. Repurchase agreements are considered loans by the Fund.

Small Cap Risk (Mid Cap Fund, Premium Yield Equity Fund, and Small Cap Value Fund): The Funds are subject to the risk that small capitalization stocks may underperform other types of stocks or the equity markets as a whole. Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group. In addition, small cap stocks typically are traded in lower volume, and their issuers typically are subject to greater degrees of changes in their earnings and prospects.

U.S. Government Securities Risk (Fixed Income Funds): The Fund’s U.S. government securities are not guaranteed against price movements due to changing interest rates. Securities issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. In addition, securities issued by agencies such as Federal National Mortgage Association (“Fannie Mae”) and Government National Mortgage Association (“Ginnie Mae”) are supported only by the credit of the issuing agency and any associated collateral.

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Value Investing Risk (Small Cap Value Fund): A value-oriented investment approach is subject to the risk that a security believed to be undervalued does not appreciate in value as anticipated or experiences a decline in value.

What are Some of the Non-Principal Risks of Investing in the Funds?

Manager of Managers Risk (All Funds):  The Advisor engages one or more sub-advisors to make investment decisions on its behalf for a portion or all of each Fund. There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.

Market Disruption Risk (All Funds):  The United States, certain member states of the European Union and other countries have experienced during the past few years significant disruption to their financial markets impacting the liquidity and volatility of securities generally, including securities in which the Funds may invest.  During periods of extreme market volatility, prices of securities held by the Funds may be negatively impacted due to imbalances between market participants seeking to sell the same or similar securities and market participants willing or able to buy such securities.  As a result, the market prices of securities held by the Funds could go down, at times without regard to the financial condition of or specific events impacting the issuer of the security.

The recent instability in the financial markets has led governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds themselves are regulated. Such legislation or regulation could limit or preclude the Funds’ ability to achieve their investment goals.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Funds’ portfolio holdings. Furthermore, volatile financial markets can expose the Funds to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Funds. The Funds have established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. The Advisor and Sub-Advisors will monitor developments and seek to manage the Funds in a manner consistent with achieving the Funds’ investment goals, but there can be no assurance that it will be successful in doing so.

Portfolio Turnover Risk (Mid Cap Fund, Premium Yield Equity Fund, Sands Capital Select Growth Fund, Short Duration Fixed Income Fund and Intermediate Fixed Income Fund): Each Fund may sell its portfolio securities, regardless of the length of time that they have been held, if the Advisor and/or sub-advisor determines that it would be in the Fund’s best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within the Advisor’s or sub-advisor’s control. These transactions will increase a Fund’s “portfolio turnover.” A 100% portfolio turnover rate would occur if all of the securities in a Fund were replaced during a given period. High turnover rates generally result in higher brokerage costs to the Fund and in higher net taxable gain for shareholders, and may reduce the Fund’s returns.

Mid Cap Risk (Sands Capital Select Growth Fund):  Under certain market conditions, the Fund may invest in medium capitalization companies. The Fund is subject to the risk that medium capitalization stocks may underperform other types of stocks or the equity markets as a whole.  Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

Small Cap Risk (Sands Capital Select Growth Fund): Under certain market conditions, the Fund may invest in small capitalization companies.  The Fund is subject to the risk that small capitalization stocks may underperform other types of stocks or the equity markets as a whole. Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group. In addition, small cap stocks

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typically are traded in lower volume, and their issuers typically are subject to greater degrees of changes in their earnings and prospects.

Where Can I Find Information About the Funds’ Portfolio Holdings Disclosure Policies?

A description of the Funds’ policies and procedures for disclosing portfolio securities to any person is available in the SAI and can also be found on the Funds’ website at www.TouchstoneInvestments.com.

TOUCHSTONE THE FUNDS’ MANAGEMENT

Investment Advisor

Touchstone Advisors, Inc. (“Touchstone Advisors” or the “Advisor”)
303 Broadway, Suite 1100, Cincinnati, OH 45202

Touchstone Advisors has been a registered investment advisor since 1994. As of December 31, 2011, Touchstone Advisors had approximately $7.8 billion in assets under management. As the Funds’ Advisor, Touchstone Advisors continuously reviews, supervises and administers the Funds’ investment programs and also ensures compliance with the Funds’ investment policies and guidelines.

Touchstone Advisors is responsible for selecting each Fund’s sub-advisor(s), subject to approval by the Board of Trustees. Touchstone Advisors selects a sub-advisor that has shown good investment performance in its areas of expertise. Touchstone Advisors considers various factors in evaluating a sub-advisor, including:

• Level of knowledge and skill

• Performance as compared to its peers or benchmark

• Consistency of performance over 5 years or more

• Level of compliance with investment rules and strategies

• Employees facilities and financial strength

• Quality of service

Touchstone Advisors will also continually monitor each sub-advisor’s performance through various analyses and through in-person, telephone and written consultations with a sub-advisor. Touchstone Advisors discusses its expectations for performance with each sub-advisor and provides evaluations and recommendations to the Board of Trustees, including whether or not a sub-advisor’s contract should be renewed, modified or terminated.

The Securities and Exchange Commission (the “SEC”) has granted an exemptive order that permits the Trust or Touchstone Advisors, under certain conditions, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval. The Funds must still obtain shareholder approval of any sub-advisory agreement with a sub-advisor affiliated with the Trust or Touchstone Advisors other than by reason of serving as a sub-advisor to one or more Funds. Shareholders of a Fund will be notified of any changes in its sub-advisory arrangements.

Two or more sub-advisors may manage a Fund, with each managing a portion of the Fund’s assets. If a Fund has more than one sub-advisor, Touchstone Advisors allocates how much of a Fund’s assets are managed by each sub-advisor. Touchstone Advisors may change these allocations from time to time, often based upon the results of its evaluations of the sub-advisors.

Touchstone Advisors is also responsible for running all of the operations of the Funds, except those that are subcontracted to a sub-advisor, custodian, transfer agent, sub-administrative agent or other parties.  For its services, Touchstone Advisors is entitled to receive a base investment advisory fee from each Fund at an annualized rate, based on the average daily net assets of the Fund. The Annual Fee Rate below is the fee paid to Touchstone Advisors by each Fund for the fiscal year ended September 30, 2011 and is net of advisory fees waived by Touchstone Advisors, if any.  Touchstone Advisors pays sub-advisory fees to each sub-advisor from its advisory fee.

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Fund	Annual Fee Rate
Mid Cap Fund*	0.80%
Premium Yield Equity Fund	0.70%
Sands Capital Select Growth Fund	0.97%
Short Duration Fixed Income Fund	0.11%
Intermediate Fixed Income Fund	0.31%
Ultra Short Duration Fixed Income Fund	0.25%
Small Cap Value Fund	0.92%

*The Board of Trustees approved a change to the Mid Cap Fund’s advisory fee schedule effective December 8, 2011.  Under the previous fee schedule, the Fund paid 0.80% of average net assets.  Under the amended fee schedule, the Fund pays a fee of 0.80% on the first $500 million of average net assets, 0.75% on the next $500 million of average net assets and 0.70% on assets over $1 billion.

The Sands Capital Select Growth Fund’s base advisory fee is 0.85% on the first $1 billion of assets, 0.80% on the next $500 million of assets, 0.75% on the next $500 million of assets and 0.70% on assets above $2 billion, and this fee may range from 0.55% to 1.00% depending on the Fund’s performance relative to the Russell 1000 Growth Index.  Fee adjustments apply if the Fund outperforms or underperforms its benchmark by 2.50% or more over the performance period.

Touchstone Advisors and Sands Capital Management will receive performance fees (as described above) if the relevant benchmark index is surpassed, including negative performance. Under certain market conditions, it is possible that the performance fee adjustment (upward or downward) will apply as a result of random moves in the market as opposed to the Sands Capital Select Growth Fund’s underperformance or outperformance of the market. The performance comparison is made for a rolling 12-month period, consisting of the current month for which performance is available plus the previous 11 months. This comparison is made at the end of each month, with appropriate performance-based adjustments added to (or subtracted from) the base advisory fee. Because any adjustment to the Fund’s base advisory fee is based upon the Fund’s performance compared to the investment record of the Russell 1000 Growth Index, a performance adjustment will be made not when the Fund’s performance is up or down, but when it is up or down more or less than the performance of the Russell 1000 Growth Index. For purposes of this performance adjustment mechanism, the investment performance of the Fund for any period is expressed as a percentage of the Fund’s net asset value per share at the beginning of the period. This percentage is equal to the sum of: (i) the change in the Fund’s net asset value per share during the period; (ii) the value of the Fund’s cash distributions per share; and (iii) the per share amount of capital gains taxes paid or accrued during the period by the Fund for undistributed realized long-term capital gains. The investment record for the Russell 1000 Growth Index is expressed as a percentage of the starting level of the Index at the beginning of the period, as modified by the change in the level of the Index during the period and by the value computed consistently with the Index, of cash distributions having an ex-dividend date occurring within the period made by issuers whose securities are included in the Index.

Contractual Fee Waiver Agreement

Touchstone Advisors has contractually agreed to waive fees and reimburse expenses to the extent necessary to ensure certain Funds’ total annual operating expenses (excluding dividend expenses relating to short sales, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, the cost of “Acquired Fund Fees and Expenses,” if any, other extraordinary expenses not incurred in the ordinary course of business, amounts, if any, payable pursuant to a shareholder servicing plan and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) do not exceed the contractual limits set forth below.  The contractual limits set forth below have been adjusted to include the effect of Rule 12b-1 fees, shareholder servicing fees and other anticipated class specific expenses, if applicable. Fee waivers and/or expense reimbursements are calculated and applied monthly, based on each Fund’s average net assets during such month. These fee waivers and expense reimbursements will remain in effect until at least January 27, 2013.  The terms of Touchstone Advisors’ contractual waiver agreement provide that Touchstone Advisors is entitled to recover, subject to approval by the Funds’ Board of Trustees, such amounts waived or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for a Fund.  No recoupment will occur unless a Fund’s operating expenses are below the expense limitation amount.

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Fund	Contractual Limit on Total Operating Expenses
Mid Cap Fund Class A	1.21%
Mid Cap Fund Class C	1.96%
Mid Cap Fund Class Y	0.96%
Mid Cap Fund Class Z	1.21%
Mid Cap Fund Institutional Shares	0.89%
Small Cap Value Fund Class A	1.43%
Small Cap Value Fund Class C	2.18%
Small Cap Value Fund Class Y	1.18%
Small Cap Value Fund Institutional Shares	1.03%
Short Duration Fixed Income Fund Class Z	0.74%
Short Duration Fixed Income Fund Class Y	0.49%
Ultra Short Duration Fixed Income Fund Class A	0.69%
Ultra Short Duration Fixed Income Fund Class C	1.19%
Ultra Short Duration Fixed Income Fund Class Y	0.44%
Ultra Short Duration Fixed Income Fund Class Institutional	0.39%
Ultra Short Duration Fixed Income Fund Class Z	0.69%
Intermediate Fixed Income Fund Institutional Shares	0.40%
Premium Yield Equity Fund Class A	1.20%
Premium Yield Equity Fund Class C	1.95%
Premium Yield Equity Fund Class Y	0.95%

Sands Capital Select Growth Fund

Touchstone Advisors has contractually agreed to waive fees and reimburse expenses to the extent necessary to ensure the Fund’s “other expenses” as referenced in the Fund’s fee table (excluding dividend expenses relating to short sales, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, the cost of “Acquired Fund Fees and Expenses,” if any, other extraordinary expenses not incurred in the ordinary course of the Advisor’s business, amounts, if any, payable pursuant to a shareholder servicing plan and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) do not exceed the contractual limits set forth below.  Fee waivers and/or expense reimbursements are calculated and applied monthly, based on the Fund’s average net assets during such month. These fee waivers and expense reimbursements will remain in effect until at least January 27, 2013.  The terms of Touchstone Advisors’ contractual waiver agreement provide that Touchstone Advisors is entitled to recover, subject to approval by the Fund’s Board of Trustees, such amounts waived or reimbursed for a period of up to three (3) years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for the Fund.  No recoupment will occur unless the Fund’s other expenses are below the expense limitation amount.

Fund	Contractual Limit on Other Expenses
Sands Capital Select Growth Fund Class A	0.25%
Sands Capital Select Growth Fund Class C	0.25%
Sands Capital Select Growth Fund Class Y	0.25%
Sands Capital Select Growth Fund Class Z	0.25%

Advisory and Sub-Advisory Agreement Approval

A discussion of the basis for the Board of Trustees’ approval of the Funds’ advisory and sub-advisory agreements can be found in the Trust’s March 31, 2011 Semi-Annual Report and September 30, 2011 Annual Report.

Fort Washington is an affiliate of Touchstone Advisors. Therefore, Touchstone Advisors may have a conflict of interest when making decisions to keep Fort Washington as the Fund’s Sub-Advisor. The Board of Trustees reviews Touchstone Advisors’ decisions, with respect to the retention of Fort Washington, to reduce the possibility of a conflict of interest situation.

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Sub-Advisors

London Company of Virginia d/b/a The London Company (“The London Company”), an SEC-registered advisor located at 1801 Bayberry Court, Suite 301, Richmond, Virginia, 23226, serves as sub-advisor to the Mid Cap Fund.  As sub-advisor, TLC makes investment decisions for the Fund and also ensures compliance with the Fund’s investment policies and guidelines.  As of December 31, 2011, TLC had approximately $1.9 billion in assets under management

DePrince, Race & Zollo, Inc. (“DRZ”), an SEC-registered investment adviser located at 250 Park Avenue South, Suite 250, Winter Park, FL, 32789, serves as sub-advisor to the Touchstone Small Cap Value Fund. As sub-advisor, DRZ makes investment decisions for the Fund and also ensures compliance with the Fund’s investment policies and guidelines. As of December 31, 2011, DRZ had approximately $6.6 billion in assets under management.

Longfellow Investment Management Co. (“Longfellow”), an SEC-registered investment adviser located at 20 Winthrop Square, Boston, MA 02110, serves as sub-advisor to the Touchstone Short Duration Fixed Income Fund. As sub-advisor, Longfellow makes investment decisions for the Fund and also ensures compliance with the Fund’s investment policies and guidelines. As of December 31, 2011, Longfellow had approximately $4.1 billion in assets under management.

Sands Capital Management, LLC (“Sands Capital Management”) located at 1101 Wilson Boulevard, Suite 2300, Arlington, VA 22209, serves as Sub-Advisor to the Touchstone Sands Capital Select Growth Fund. As Sub-Advisor, Sands Capital Management makes investment decisions for the Fund and also ensures compliance with the Fund’s investment policies and guidelines. As of December 31, 2011, Sands Capital Management had approximately $18.8 billion in assets under management.

Fort Washington Investment Advisors, Inc. (“Fort Washington”), an SEC-registered advisor located at 303 Broadway, Suite 1200, Cincinnati, Ohio 45202, serves as Sub-Advisor to the Ultra Short Duration Fixed Income Fund. As Sub-Advisor, Fort Washington makes investment decisions for the Fund and also ensures compliance with the Touchstone Funds’ investment policies and guidelines. As of December 31, 2011, Fort Washington had approximately $37.2 billion in assets under management.

Milne LLC d/b/a JKMilne Asset Management (“JKMilne”), an SEC-registered investment adviser located at 1520 Royal Palm Square Blvd, Suite 210, Fort Myers, FL 33919, serves as sub-advisor to the Touchstone Intermediate Fixed Income Fund. As sub-advisor, JKMilne makes investment decisions for the Fund and also ensures compliance with the Fund’s investment policies and guidelines. As of December 31, 2011, JKMilne had approximately $1.8 billion in assets under management.

Miller/Howard Investments Inc. (“Miller/Howard”), an SEC-registered investment adviser located at 324 Upper Byrdcliffe Road, Woodstock, NY, 12498, serves as sub-advisor to the Touchstone Premium Yield Equity Fund. As sub-advisor, Miller/Howard makes investment decisions for the Fund and also ensures compliance with the Fund’s investment policies and guidelines. As of December 31, 2011, Miller/Howard had approximately $3.0 billion in assets under management.

Miller/Howard’s Socially Responsible Investing Guidelines

Socially Responsible Investing (“SRI”) is a commonly-used phrase which involves the integration of environmental, social and corporate governance (“ESG”) criteria with financial standards when making investment decisions.  Miller/Howard believes, as do many others, that this integrated approach provides a framework for achieving better long-term investment returns while building sustainable global economies and markets.

Many industry professionals hold that all companies, through their business activities, can be analyzed with ESG criteria, resulting in a profile that can be compared to others with regard to their corporate citizenship. Miller/Howard’s social research involves a comprehensive process that uses exclusion and inclusion screens, case-by-case analysis, and assertion of basic principles of fairness and environmental stewardship. A company must pass Miller/Howard’s social evaluation in order to be eligible for investment. Miller/Howard views this extra layer of due diligence as a risk control measure.

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The main factors considered for each potential investment are governance and ethics; environmental record; workplace issues; human rights, especially regarding international operations; products and services and their contribution to revenues.  Miller/Howard does not invest in companies that produce alcohol, tobacco, gambling equipment or firearms. Companies whose sales of such products are ancillary such as restaurants, hotels, convenience stores or other similar entities are not automatically excluded.  Miller/Howard also does not invest in companies involved in nuclear power production or companies that have a history of environmental negligence or a pattern of violations of environmental regulations.

A company must meet Miller/Howard’s basic social criteria to be eligible for investment; however, the final investment decision takes into consideration the financial and social profile of each candidate.

Portfolio Managers

The Touchstone Mid Cap Fund is managed by Stephen Goddard, Jonathan Moody, J. Wade Stinnette, J. Brian Campbell and Mark E. DeVaul. The Touchstone Premium Yield Equity Fund is managed by Lowell G. Miller, John E. Leslie III, Bryan J. Spratt and Roger G. Young. The Intermediate Fixed Income Fund is managed by John K. Milne, Deborah S. Wingerson and Brian D. Borneman. The Touchstone Sands Capital Select Growth Fund is managed by a team led by Frank Sands, Jr. The Touchstone Small Cap Value Fund is managed by a team led by Gregory T. Ramsby.  The Touchstone Short Duration Fixed Income Fund is managed by Barbara J. McKenna, David W. Seeley and John E. Villela.  The Touchstone Ultra Short Duration Fixed Income Fund is managed by Scott D. Weston and Brent A. Miller.  The background of each portfolio manager is set forth below. Additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities in the Funds may be found in the SAI.

London Company of Virginia d/b/a The London Company

Stephen Goddard, CFA, President, CIO and Portfolio Manager, founded The London Company in 1994.  Previously, he held Senior Portfolio Management positions at CFB Advisory and Flippin, Bruce & Porter. He has over 24 years of investment experience.

Jonathan Moody, CFA, Principal and Portfolio Manager, joined The London Company in 2002. Previously, he founded Primary Research Group. He has over 20 years of investment experience.

J. Wade Stinnette, Portfolio Manager, joined The London Company in 2008.  Previously he served as Senior Vice President and Investment Officer at Wachovia Corporation and founded Tanglewood Asset Management.  He has over 23 years of investment experience.

J. Brian Campbell, CFA, Portfolio Manager and Director of Research, joined The London Company in 2010.  Previously he spent six years as Portfolio Manager and the Director of Research at Hilliard Lyons Capital Management. He has over 10 years of investment experience.

Mark E. DeVaul, CFA, CPA and Portfolio Manager, joined The London Company in 2011.  Previously, he spent eight years as an Equity Research Analyst at Nuveen Investments.  He has over 15 years of investment experience.

DePrince, Race & Zollo, Inc.

Gregory T. Ramsby, Partner and Portfolio Manager, joined DRZ in 1996.  Prior to joining DRZ, Mr. Ramsby was employed at First Union Capital Management as an equity analyst and Associate Portfolio Manager.  Prior to that, he was an equity analyst at Nations Bank Investment Management. Mr. Ramsby received his Bachelor of Science in Finance from Oglethorpe University and Masters of Business Administration from the University of Notre Dame.

Miller/Howard Investments Inc.

Lowell G. Miller is Founder, President, Chief Investment Officer and Director of Research for Miller/Howard Investments, which was founded in 1984.  He has investment experience dating back to 1977.

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John E. Leslie III, CFA, Research Analyst and Portfolio Manager joined Miller/Howard Investments in 2004.  Prior to joining Miller/Howard Investments, Jack was a portfolio manager at Value Line Asset Management, M&T Capital Advisors Group (Division of M&T Bank) and Dewey Square Investors (Division of UAM).  He has investment experience dating back to 1984.

Bryan J. Spratt, CFA, Research Analyst and Portfolio Manager joined Miller/Howard Investments in 2004.  Prior to joining Miller/Howard Investments, from 2001 through 2004, Bryan was responsible for the utilities and telecom sectors for the Value Team at Banc One Investment Advisors and the One Group Funds.  He has investment experience dating back to 1990.

Roger G. Young, CFA, Research Analyst and Portfolio Manager joined Miller/Howard Investments in 2008.  Prior to joining Miller/Howard Investments, Roger was a portfolio manager for the Kenneth King Foundation from 2003 to 2007 and was President of Young Asset Adviser, Inc. from 2007 to 2008.  He has been a portfolio manager of the Fund since February, 2009.  He has investment experience dating back to 1971.

Sands Capital Management, LLC

Frank M. Sands, Jr., CFA, Chief Investment Officer and Chief Executive Officer, joined Sands Capital Management in June 2000. Prior to 2008, Mr. Sands, Jr. was President, Director of Research and Sr. Portfolio Manager. He has investment experience dating back to 1994.

Milne LLC d/b/a JKMilne Asset Management

John K. Milne is the Chief Executive Officer, Chief Investment Officer, and founder of JKMilne. Mr. Milne has investment management experience dating back to 1981.  Prior to founding JKMilne in 2004, Mr. Milne was President and Chief Investment Officer of Mellon Bond Associates LLP, a senior Portfolio Manager with the Grumman Corporation Pension Fund and an Officer with Marine Midland/HSBC Personal Trust Operation.

Deborah S. Wingerson is a Managing Director and Senior Portfolio Manager at JKMilne. Ms. Wingerson has investment management experience dating back to 1985.  Prior to joining JKMilne in 2007, Ms. Wingerson was a Vice President and Senior Portfolio Manager with Standish Mellon Asset Management.

Brian D. Borneman is a Portfolio Manager at JKMilne.  Mr. Borneman has investment management experience dating back to 2001.  Prior to joining JKMilne in 2006, Mr. Borneman was an Associate Portfolio Manager with MDL Capital Management.

Longfellow Investment Management Co.

Barbara J. McKenna, CFA, Principal and Portfolio Manager, has over 20 years of fixed income investment experience.  Prior to joining Longfellow, from 2001 to 2005, Ms. McKenna was a director and senior portfolio manager at State Street Research, responsible for managing $14 billion of institutional fixed income accounts. As director of corporate bond strategy, she was responsible for directing and leading the implementation of corporate bond strategy across all mandates.

David W. Seeley, CFA, Principal and Portfolio Manager, is one of Longfellow’s founders and has over twenty five years of investment experience.  Longfellow was founded in 1986.

John E. Villela, CFA, Principal, Portfolio Manager and Senior Analyst, has over 15 years of investment industry experience.  Prior to joining Longfellow in 2005, Mr. Villela was a portfolio analyst at State Street Research & Management Company from 2003 to 2005, where he focused on credit assets and short/intermediate duration accounts.  From 1999 to 2003, Mr. Villela was a trader at Standish Mellon Asset Management, specializing in credit, asset backed securities, and government and fixed income derivatives.  He also formerly worked at Lehman Brothers and HSBC Securities, Inc.

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Fort Washington Investment Advisors, Inc.

Scott D. Weston, Vice President and Senior Portfolio Manager, joined Fort Washington in September 1999.  He is also Fort Washington’s lead sector specialist in mortgage-backed and asset-backed securities. Mr. Weston is a graduate of the University of Utah with a BS in Finance and the University of Cincinnati with an MBA in Finance. He has investment experience dating back to 1992.

Brent A. Miller, CFA, Portfolio Manager, joined Fort Washington in June 2001. He became a portfolio manager in 2008 and was an assistant portfolio manager prior to 2008. Mr. Miller graduated Magna Cum Laude from the University of Evansville with a BS in Mathematics.  He has investment experience dating back to 1999.

TOUCHSTONE CHOOSING A CLASS OF SHARES

Share Class Offerings.  Each class of shares has different sales charges and distribution fees.  The amount of sales charges and distribution fees you pay will depend on which class of shares you decide to purchase.

Class A Shares

The offering price of Class A shares of each Fund is equal to its net asset value (“NAV”) plus a front-end sales charge that you pay when you buy your shares.  The front-end sales charge is generally deducted from the amount of your investment.  Class A shares are subject to a 12b-1 distribution fee.

Class A Sales Charge-Equity Funds.  The following table shows the amount of front-end sales charge you will pay on purchases of Class A shares for the Touchstone Equity Funds. The amount of front-end sales charge is shown as a percentage of (1) offering price and (2) the net amount invested after the charge has been subtracted.  Note that the front-end sales charge gets lower as your investment amount gets larger.

	Sales Charge as % of	Sales Charge as % of
Amount of Your Investment	Offering Price	Net Amount Invested
Under $50,000	5.75%	6.10%
$50,000 but less than $100,000	4.50%	4.71%
$100,000 but less than $250,000	3.50%	3.63%
$250,000 but less than $500,000	2.95%	3.04%
$500,000 but less than $1 million	2.25%	2.30%
$1 million or more	0.00%	0.00%

Class A Sales Charge-Fixed Income Funds (except the Ultra Short Duration Fixed Income Fund).  The following table shows the amount of front-end sales charge you will pay on purchases of Class A shares for the Touchstone Fixed Income Funds. The amount of front-end sales charge is shown as a percentage of (1) offering price and (2) the net amount invested after the charge has been subtracted.  Note that the front-end sales charge gets lower as your investment amount gets larger.

	Sales Charge as % of	Sales Charge as % of
Amount of Your Investment	Offering Price	Net Amount Invested
Under $50,000	4.75%	4.99%
$50,000 but less than $100,000	4.50%	4.71%
$100,000 but less than $250,000	3.50%	3.63%
$250,000 but less than $500,000	2.95%	3.04%
$500,000 but less than $1 million	2.25%	2.30%
$1 million or more	0.00%	0.00%

Class A Sales Charge for Ultra Short Duration Fixed Income Fund.  The following table shows the amount of front-end sales charge you will pay on purchases of Class A shares for the Touchstone Ultra Short Fixed Income Fund. The amount of front-end sales charge is shown as a percentage of (1) offering price and (2) the net amount invested after the charge has been subtracted.  Note that the front-end sales charge gets lower as your investment amount gets larger.

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	Sales Charge as % of	Sales Charge as % of
Amount of Your Investment	Offering Price	Net Amount Invested
Under $50,000	2.00%	2.04%
$50,000 but less than $100,000	1.50%	1.52%
$100,000 but less than $250,000	1.00%	1.01%
$250,000 but less than $500,000	0.50%	0.50%
$500,000 but less than $1 million	0.00%	0.00%

Waiver of Class A Sales Charge.  There is no front-end sales charge if you invest $1 million or more in Class A shares of a Fund.  If you redeem shares that were part of the $1 million breakpoint purchase within one year, you may pay a contingent deferred sales charge (“CDSC”) of 1% on the shares redeemed, if a commission was paid by Touchstone Securities, Inc. (“Touchstone”) to a participating unaffiliated broker dealer.  There is no front-end sales charge on exchanges between Funds or dividends reinvested in a Fund.  In addition, there is no front-end sales charge on the following purchases:

•         Purchases by registered representatives or other employees (and their immediate family members*) of broker-dealers, banks, or other financial institutions having selling agreements with Touchstone.

•         Purchases in accounts as to which a broker-dealer or other financial intermediary charges an asset management fee economically comparable to a sales charge, provided the broker-dealer or other financial intermediary has a selling agreement with Touchstone.

•         Purchases by a trust department of any financial institution in its capacity as trustee to any trust.

•         Purchases through authorized processing organizations described in this Prospectus.

•         Purchases by an employee benefit plan having more than 25 eligible employees or a minimum of $250,000 invested in the Touchstone Funds.

•         Purchases by an employee benefit plan that is provided administrative services by a third party administrator that has entered into a special service arrangement with Touchstone

•         Purchases by shareholders who owned shares of Touchstone Funds Group Trust as of November 17, 2006 who are investing additional shares for their account or opening new accounts in any Touchstone Fund. If you are purchasing shares through a financial intermediary, you must notify the intermediary at the time of purchase that a purchase qualifies for a sales load waiver and you may be required to provide copies of account statements verifying your qualification.

•         Reinvestment of redemption proceeds from Class A shares of any Touchstone Fund if the reinvestment occurs within 90 days of redemption.

*      Immediate family members are defined as the spouse, parents, siblings, domestic partner, natural or adopted children, mother-in-law, father-in-law, brother-in-law and sister-in-law of a registered representative or employee.  The term “employee” is deemed to include current and retired employees.

In addition, Class A shares may be purchased with no front-end sales charge through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisers.  In each case, the intermediary has entered into an agreement with Touchstone to include the Touchstone Funds in their program without the imposition of a sales charge.  The intermediary provides investors participating in the program with additional services, including advisory, asset allocation, recordkeeping or other services.  You should ask your financial institution if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals.  The intermediaries sponsoring or participating in these mutual fund programs also may offer their clients other classes of shares of the funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program.  Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Sales charge waivers must be qualified in advance by Touchstone by marking the appropriate section on the investment application.  You can obtain the application and form by calling Touchstone at 1.800.543.0407 or by visiting the TouchstoneInvestments.com website.  Purchases at NAV may be made for investment only, and the shares may not be resold except through redemption by or on behalf of the Fund.  At the option of the Fund, the front-end sales charge may be included on future purchases.

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Reduced Class A Sales Charge.  You may also purchase Class A shares of a Fund at the reduced sales charges shown in the table above through the Rights of Accumulation Program or by signing a Letter of Intent.  The following purchasers (“Qualified Purchasers”) may qualify for a reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

•       an individual, an individual’s spouse, an individual’s children under the age of 21; or

•       a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved; or

•       employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases are provided; or

•       an organized group, provided that the purchases are made through a central administrator, a single dealer or other means which result in economy of sales effort or expense.

The following accounts (“Qualified Accounts”) held in Class A shares of any Touchstone Fund sold with a front-end sales charge may be grouped together to qualify for the reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

•       Individual accounts

•       Joint tenant with rights of survivorship accounts

•       Uniform gift to minor accounts (“UGTMA”)

•       Trust accounts

•       Estate accounts

•       Guardian/Conservator accounts

•       IRA accounts, including Traditional, Roth, SEP and SIMPLE

•       Coverdell Education Savings Accounts

Rights of Accumulation Program.  Under the Rights of Accumulation Program, you may qualify for a reduced sales charge by aggregating all of your investments held in a Qualified Account.  You or your dealer must notify Touchstone at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program and must provide either a list of account numbers or copies of account statements verifying your qualification.  If your shares are held directly in a Touchstone Fund or through a dealer, you may combine the historical cost or current NAV (whichever is higher) of your existing Class A shares of any Touchstone Fund sold with a front-end sales charge with the amount of your current purchase in order to take advantage of the reduced sales charge.  Historical cost is the price you actually paid for the shares you own, plus your reinvested dividends and capital gains.  If you are using historical cost to qualify for a reduced sales charge, you should retain any records to substantiate your historical costs since the Fund, its transfer agent or your broker-dealer may not maintain this information.

If your shares are held through financial intermediaries and/or in a retirement account (such as a 401(k) or employee benefit plan), you may combine the current NAV of your existing Class A shares of any Touchstone Fund sold with a front-end sales charge with the amount of your current purchase in order to take advantage of the reduced sales charge.  You or your financial intermediary must notify Touchstone at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program and must provide copies of account statements dated within three months of your current purchase verifying your qualification.

Upon receipt of the above referenced supporting documentation, Touchstone will calculate the combined value of all of the Qualified Purchaser’s Qualified Accounts to determine if the current purchase is eligible for a reduced sales charge.  Purchases made for nominee or street name accounts (securities held in the name of a dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with purchases for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Letter of Intent.  If you plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gains distributions) during the next 13 months in Class A shares of any Touchstone Fund sold with a front-end sales charge, you may qualify for a reduced sales charge by completing the Letter of Intent section of your account application.  A Letter of Intent indicates your intent to purchase at least $50,000 in Class A shares of any Touchstone Fund sold with a front-end sales charge over the next 13 months in exchange for a reduced sales charge indicated on the above chart.  The minimum

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initial investment under a Letter of Intent is $10,000.  You are not obligated to purchase additional shares if you complete a Letter of Intent.  However, if you do not buy enough shares to qualify for the projected level of sales charge by the end of the 13-month period (or when you sell your shares, if earlier), your sales charge will be recalculated to reflect your actual purchase level.  During the term of the Letter of Intent, shares representing 5% of your intended purchase will be held in escrow.  If you do not purchase enough shares during the 13-month period to qualify for the projected reduced sales charge, the additional sales charge will be deducted from your escrow account.  If you have purchased Class A shares of any Touchstone Fund sold with a front-end sales charge within 90 days prior to signing a Letter of Intent, they may be included as part of your intended purchase, however, previous purchase transactions will not be recalculated with the proposed new breakpoint. You must provide either a list of account numbers or copies of account statements verifying your purchases within the past 90 days.

Other Information.  Information about sales charges and breakpoints is also available in a clear and prominent format on the TouchstoneInvestments.com website.  You can access this information by selecting “Sales Charges and Breakpoints” under the “Pricing and Performance” link.  For more information about qualifying for a reduced or waived sales charge, contact your financial advisor or contact Touchstone at 1.800.543.0407.

Class C Shares

Because in most cases it is more advantageous to purchase Class A shares for amounts of $1 million or more, a request to purchase Class C shares for $1 million or more will be considered as a purchase request for Class A shares or declined. Class C shares of the Funds are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Funds. Class C shares are subject to a 12b-1 fee.  A CDSC of 1.00% will be charged on Class C shares redeemed within 1 year after you purchased them.

Class Y Shares

Class Y shares of the Funds are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Funds. Class Y shares are not subject to a 12b-1 fee or CDSC.

Institutional Shares

Institutional shares of the Funds are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Funds. Institutional shares are not subject to a 12b-1 fee or CDSC.

Class Z Shares

Class Z shares of the Fund are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Fund. Class Z shares are not subject to a 12b-1 fee or CDSC.

TOUCHSTONE DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS

12b-1 Distribution Plans.  Each Fund offering Class A and Class C shares has adopted a distribution plan under Rule 12b-1 of the 1940 Act.  The plans allow each Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders.  Under the Class A plan, the Funds pay an annual fee of up to 0.25% of average daily net assets that are attributable to Class A shares.  Under the Class C plan, the Funds pay an annual fee of up to 1.00% of average daily net assets that are attributable to Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder servicing fee).  The Ultra Short Duration Fixed Income Fund intends to limit the amount of the 12b-1 fees for Class C shares to 0.75% for at least one year from the date of this Prospectus. Because these fees are paid out of a Fund’s assets on an ongoing basis, they will increase the cost of your investment and over time may cost you more than paying other types of sales charges.

Dealer Compensation.  Touchstone, the Trust’s principal underwriter, at its expense (from a designated percentage of its income) currently provides additional compensation to certain dealers.  Touchstone pursues a focused distribution strategy with a limited number of dealers who have sold shares of a Fund or other Touchstone Funds.  Touchstone reviews and makes changes to the focused distribution strategy on a continual basis.  These payments are generally based on a pro rata

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share of a dealer’s sales.  Touchstone may also provide compensation in connection with conferences, sales or training programs for employees, seminars for the public, advertising and other dealer-sponsored programs.  Touchstone Advisors, at its expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for distribution, administrative and/or shareholder servicing activities.  Touchstone Advisors may also reimburse Touchstone for making these payments.  For more information on payment arrangements, please see the section entitled “The Distributor” in the SAI.

Shareholder Servicing Plan.  The Trust has adopted a shareholder services plan with respect to the Class Z shares of the Mid Cap Fund, the Sands Capital Select Growth Fund, the Short Duration Fixed Income Fund, and the Ultra Short Duration Fixed Income Fund, providing that the Trust may obtain the services of Touchstone Advisors and other qualified financial institutions to act as shareholder servicing agents for their customers. Under this plan, the Trust (or the Trust’s agents) may enter into agreements pursuant to which the shareholder servicing agent performs certain shareholder services not otherwise provided by the Transfer Agent. For these services, the Trust pays the shareholder servicing agent a fee of up to 0.25% of the average daily net assets attributable to the Class Z shares owned by investors for which the shareholder servicing agent maintains a servicing relationship.

The Trust may use payments under this aspect of the Plan to provide or enter into agreements with organizations (“Service Providers”) who will provide one or more of the following shareholder services: (i) establishing and maintaining customer accounts and records; (ii) aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with the Distributor; (iii) automatically investing customer account cash balances; (iv) providing periodic statements to their customers; (v) arranging for bank wires; (vi) answering routine customer inquiries concerning their investments in the shares offered in connection with this Plan and related distribution agreement; (vii) assisting customers in changing dividend options, account designations and addresses; (viii) performing sub-accounting functions; (ix) processing dividend payments from the Fund on behalf of customers; (x) forwarding certain shareholder communications from the Fund (such as proxies, shareholder reports and dividend, distribution and tax notices) to customers; and (xi) providing such other similar services as may be reasonably requested to the extent they are permitted to do so under applicable statutes, rules and regulations.  Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment.

TOUCHSTONE INVESTING WITH TOUCHSTONE

Choosing the Appropriate Investments to Match Your Goals.  Investing well requires a plan.  We recommend that you meet with your financial advisor to plan a strategy that will best meet your financial goals.

Purchasing Your Shares

Please read this Prospectus carefully and then determine how much you want to invest.

For Class A shares and Class C shares, you may purchase shares of the Funds directly from Touchstone or through your financial advisor.

Class Z shares are available through a financial intermediary or financial institutions such as retirement plans, fee based platforms, and brokerage accounts (who may impose transaction charges in addition to those described in this Prospectus). Class Z shares are not available directly from Touchstone and may not be available through certain financial intermediaries who do not have appropriate agreements in place with Touchstone.

Class Y shares are available through your financial institution.  New purchases of Class Y shares are not available directly from Touchstone.  Also, new purchases of Class Y shares may not be available through certain financial intermediaries who do not have appropriate selling agreements in place with Touchstone.

For Institutional shares, you may purchase shares of the Funds directly from Touchstone or through your financial institution.

In order to open an account you must complete an investment application.  You can obtain an investment application from Touchstone, your financial advisor, your financial institution, or by visiting our website at TouchstoneInvestments.com.

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For more information about how to purchase shares, call Touchstone at 1.800.543.0407.

Investor Alert:  Each Touchstone Fund reserves the right to restrict or reject any purchase request, including exchanges from other Touchstone Funds, that it regards as disruptive to efficient portfolio management.  For example, a purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.  (See “Market Timing Policy” in this Prospectus.) Touchstone may change applicable initial and additional investment minimums at any time.

Class Y Shares “Grandfather” Clause.  New purchases of the Class Y shares are no longer available directly through Touchstone.  Those shareholders who owned Class Y shares purchased directly through Touchstone prior to February 2, 2009 may continue to hold Class Y shares of the corresponding Fund(s). In addition, those shareholders may continue to make subsequent purchases into existing accounts of Class Y shares of the Fund(s) they owned prior to February 2, 2009.

Opening an Account

Important Information About Procedures for Opening an Account

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.  What this means for you: When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you.  We may also ask to see your driver’s license or other identifying documents.  If we do not receive these required pieces of information, there will be a delay in processing your investment request, which could subject your investment to market risk.  If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified.  However, if we are unable to completely verify your identity through our verification process, the Fund reserves the right to close your account without notice and return your investment to you at the price determined at the end of business (usually 4:00 p.m. eastern time (“ET”)), on the day that your account is closed.  If we close your account because we are unable to completely verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

Investing in the Funds

By mail or through your financial advisor

•        Please make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds.  We do not accept third party checks for initial investments.

•        Send your check with the completed investment application by regular mail to Touchstone Investments, P.O. Box 9878, Providence, RI 02940, or by overnight mail to Touchstone Investments, c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581.

•        Your application will be processed subject to your check clearing.  If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

•        You may also open an account through your financial advisor.

Through your financial institution

•     You may invest in certain share classes by establishing an account through financial institutions that have appropriate selling agreements with Touchstone.

•     Your financial institution will act as the shareholder of record of your shares.

•     Financial institutions may set different minimum initial and additional investment requirements, may impose other restrictions or may charge you fees for their services.

•     Financial institutions may designate intermediaries to accept purchase and sales orders on the Funds’ behalf.

•     Your financial institution may receive compensation from the Funds, Touchstone, Touchstone Advisors or their affiliates.

•     Before investing in the Funds through your financial institution, you should read any materials provided by your financial institution together with this Prospectus.

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By exchange

All share classes of the Touchstone Ultra Short Duration Fixed Income Fund are prohibited from exchanging into any other Touchstone Fund.  Other Touchstone Funds may be exchanged pursuant to the exchange rules outlined below:

•        Class A shares may be exchanged into any other Touchstone Class A Fund at NAV and may be exchanged into any Touchstone money market fund, except the Institutional Money Market Fund and the Ohio Tax-Free Money Market Fund Institutional Class.

•        Class C shares may be exchanged into any other Touchstone Class C Funds and may be exchanged into any Touchstone money market fund, except the Institutional Money Market Fund and the Ohio Tax-Free Money Market Fund Institutional Class.

•        Class Z shares may be exchanged into any other existing Touchstone Class Z Fund at NAV or any Touchstone Class A Fund at NAV. Class Z shares may be exchanged into any Touchstone money market fund, except the Institutional Money Market Fund and the Ohio Tax-Free Money Market Fund - Institutional Shares.

•        Class Y shares and Institutional shares of the Fund are exchangeable for Class Y shares and Institutional shares of other Touchstone Funds, respectively, as long as investment minimums and proper selling agreement requirements are met.

•        You do not have to pay any exchange fee for your exchange.

•        Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange.  However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending on when you originally purchased the exchanged shares.  For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

•        If you exchange Class C shares for Class A shares of any Touchstone money market fund, the amount of time you hold shares of the money market fund will not be added to the holding period of your original shares for the purpose of calculating the CDSC, if you later redeem the exchanged shares.  However, if you exchange back into your original Class C shares, the prior holding period of your Class C shares will be added to your current holding period of Class C shares in calculating the CDSC.

•        If you purchased Class A shares for $1 million or more at NAV and compensation was paid to an unaffiliated dealer and you exchange all or a portion of the shares into any Touchstone money market fund within 12 months of the original purchase, the amount of time you hold shares of the money market fund will not be added to the holding period of your original shares for the purpose of calculating the CDSC, if you later redeem the exchanged shares. However if you exchange back into Class A shares, the prior holding period of your Class A shares will be added to your current holding period of Class A shares in calculating the CDSC.

•        You should carefully review the disclosure provided in the Prospectus relating to the exchanged-for shares before making an exchange of your Fund shares.

•        You may realize taxable gain if you exchange shares of a Fund for shares of another Fund.  See “Tax Information” for more information and the tax consequences of such an exchange.

Through retirement plans

You may invest in certain Funds through various retirement plans. These include individual retirement plans and employer sponsored retirement plans.

Individual Retirement Plans

•        Traditional Individual Retirement Accounts (“IRAs”)

•        Savings Incentive Match Plan for Employees (“SIMPLE IRAs”)

•        Spousal IRAs

•        Roth Individual Retirement Accounts (“Roth IRAs”)

•        Coverdell Education Savings Accounts (“Education IRAs”)

•        Simplified Employee Pension Plans (“SEP IRAs”)

Employer Sponsored Retirement Plans

•        Defined benefit plans

•        Defined contribution plans (including 401(k) plans, profit sharing plans and money purchase plans)

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•        457 plans

For further information about any of the plans, agreements, applications and annual fees, contact Touchstone at 1.800.543.0407 or contact your financial advisor.

Through a processing organization

You may also purchase shares of the Funds through a “processing organization,” (e.g., a mutual fund supermarket) which is a broker-dealer, bank or other financial institution that purchases shares for its customers.  Some of the Touchstone Funds have authorized certain processing organizations (“Authorized Processing Organizations”) to receive purchase and sales orders on their behalf.  Before investing in the Funds through a processing organization, you should read any materials provided by the processing organization together with this Prospectus.  You should also ask the processing organization if they are authorized by the Touchstone Funds to receive purchase and sales orders on their behalf.  If the processing organization is not authorized, then your purchase order could be rejected which could subject your investment to market risk.  When shares are purchased with an Authorized Processing Organization, there may be various differences compared to investing directly with Touchstone.  The Authorized Processing Organization may:

• Charge a fee for its services

• Act as the shareholder of record of the shares

• Set different minimum initial and additional investment requirements

• Impose other charges and restrictions

• Designate intermediaries to accept purchase and sales orders on the Funds’ behalf

Touchstone considers a purchase or sales order as received when an Authorized Processing Organization, or its authorized designee, receives the order in proper form.  These orders will be priced based on the Fund’s NAV or offering price (which is NAV plus any applicable sales charge), if applicable, next computed after such order is received in proper form by an Authorized Processing Organization, or its authorized designee.

Shares held through an Authorized Processing Organization may be transferred into your name following procedures established by your Authorized Processing Organization and Touchstone.  Certain Authorized Processing Organizations may receive compensation from the Funds, Touchstone, Touchstone Advisors or their affiliates.

It is the responsibility of an Authorized Processing Organization to transmit properly completed orders so that they will be received by Touchstone in a timely manner.

Pricing of Purchases

We price direct purchases in the Funds based upon the next determined public offering price (NAV plus any applicable sales charge) after your order is received.  Direct purchase orders received by Touchstone, an Authorized Processing Organization, financial advisor or financial institution, by the close of the regular session of trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. ET, are processed at that day’s public offering price.  Direct purchase orders received by Touchstone, an Authorized Processing Organization, financial advisor or financial institution, after the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, are processed at the public offering price next determined on the following business day.  It is the responsibility of the financial institution, financial advisor or Authorized Processing Organization to transmit orders that will be received by Touchstone in proper form and in a timely manner.

Adding to Your Account

By check

•      Complete the investment form provided at the bottom of a recent account statement.

•      Make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds.

•      Write your account number on the check.

•      Either: (1) Mail the check with the investment form from the bottom of a recent statement to Touchstone; or (2) Mail

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the check directly to your financial advisor or financial institution at the address printed on your account statement. Your financial advisor or financial institution is responsible for forwarding payment promptly to Touchstone.

•      If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

By wire

•      Contact Touchstone, your financial advisor or your financial institution for further instructions.

•      Contact your bank and ask it to wire federal funds to Touchstone. Specify your name and account number when remitting the funds.

•      Your bank may charge a fee for handling wire transfers.

•      Purchases in the Funds will be processed at that day’s NAV (or public offering price, if applicable) if Touchstone receives a properly executed wire by the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, on a day when the NYSE is open for regular trading.

By exchange

•      You may add to your account by exchanging shares from another Touchstone Fund.  For Class Z shares only, you may add to your account by exchanging shares from an unaffiliated mutual fund.

•      For information about how to exchange shares among the Touchstone Funds, see “Opening an Account - By exchange” in this Prospectus.

Purchases with Securities

Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to, shares of common stock, provided the acquisition of such securities is consistent with the applicable Fund’s investment goal and is otherwise acceptable to Touchstone Advisors.

Automatic Investment Options

The various ways that you can automatically invest in the Funds are outlined below.  Touchstone does not charge any fees for these services.  For further details about these services, call Touchstone at 1.800.543.0407.  If you hold your shares through a financial institution or Authorized Processing Organization, please contact them for further details on automatic investment options.

Automatic Investment Plan. You can pre-authorize monthly investments in a Fund of $50 or more to be processed electronically from a checking or savings account. You will need to complete the appropriate section in the investment application to do this.  Amounts that are automatically invested in a Fund will not be available for redemption until three business days after the automatic reinvestment.

Reinvestment/Cross Reinvestment.  Dividends and capital gains can be automatically reinvested in the Fund that pays them or in another Touchstone Fund within the same class of shares without a fee or sales charge.  Dividends and capital gains will be reinvested in the Fund that pays them, unless you indicate otherwise on your investment application.  You may also choose to have your dividends or capital gains paid to you in cash.  Dividends are taxable whether you reinvest such dividends in additional shares of a Fund or choose to receive cash.  If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as “undeliverable” or (2) is not cashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share net asset value determined as of the date of payment.  In addition, any undeliverable checks or checks that are not cashed for six months will be cancelled and then reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

Direct Deposit Purchase Plan. You may automatically invest Social Security checks, private payroll checks, pension pay outs or any other pre-authorized government or private recurring payments in our Funds.

Dollar Cost Averaging. Our dollar cost averaging program allows you to diversify your investments by investing the same amount on a regular basis.  You can set up periodic automatic exchanges of at least $50 from one Touchstone Fund

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to any other.  The applicable sales charge, if any, will be assessed.

Selling Your Shares

You may sell some or all of your shares on any day that the Fund calculates its NAV.  If your request is received by Touchstone, an Authorized Processing Organization, financial advisor or financial institution, in proper form by the close of regular trading on the NYSE (usually 4:00 p.m. ET), you will receive a price based on that day’s NAV for the shares you sell.  Otherwise, the price you receive will be based on the NAV that is next calculated.

Through Touchstone - By telephone

•      You can sell or exchange your shares over the telephone, unless you have specifically declined this option.  If you do not wish to have this ability, you must mark the appropriate section of the investment application.  You may only sell shares over the telephone if the amount is less than $100,000.

•      To sell your Fund shares by telephone, call Touchstone at 1.800.543.0407.

•      Shares held in IRA accounts and qualified retirement plans cannot be sold by telephone.

•      If we receive your sale request by the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, on a day when the NYSE is open for regular trading, the sale of your shares will be processed at the next determined NAV on that day.  Otherwise it will occur on the next business day.

•    Interruptions in telephone service could prevent you from selling your shares by telephone when you want to.  When you have difficulty making telephone sales, you should mail to Touchstone (or send by overnight delivery), a written request for the sale of your shares.

•      In order to protect your investment assets, Touchstone will only follow instructions received by telephone that it reasonably believes to be genuine.  However, there is no guarantee that the instructions relied upon will always be genuine and Touchstone will not be liable, in those cases.  Touchstone has certain procedures to confirm that telephone instructions are genuine.  If it does not follow such procedures in a particular case, it may be liable for any losses due to unauthorized or fraudulent instructions.  Some of these procedures may include:

•       Requiring personal identification

•       Making checks payable only to the owner(s) of the account shown on Touchstone’s records

•       Mailing checks only to the account address shown on Touchstone’s records

•       Directing wires only to the bank account shown on Touchstone’s records

•       Providing written confirmation for transactions requested by telephone

•       Digitally recording instructions received by telephone

Through Touchstone - By mail

•      Write to Touchstone.

•      Indicate the number of shares or dollar amount to be sold.

•      Include your name and account number.

•      Sign your request exactly as your name appears on your investment application.

•      You may be required to have your signature guaranteed (See “Signature Guarantees” in this Prospectus for more information).

Through Touchstone - By wire

•      Complete the appropriate information on the investment application.

•      You may be charged a fee by the Fund or Fund’s Authorized Processing Organization for wiring redemption proceeds. You may also be charged a fee by your bank.

•      Redemption proceeds will only be wired to a commercial bank or brokerage firm in the United States.

•      Your redemption proceeds may be deposited without a charge directly into your bank account through an ACH transaction.  Contact Touchstone for more information.

Through Touchstone - Through a systematic withdrawal plan

•      You may elect to receive, or send to a third party, withdrawals of $50 or more if your account value is at least $5,000.

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•      Withdrawals can be made monthly, quarterly, semiannually or annually.

•      There is no fee for this service.

•      There is no minimum account balance required for retirement plans.

Through your financial advisor, financial institution or Authorized Processing Organization

•      You may also sell shares by contacting your financial advisor, financial institution or Authorized Processing Organization, which may charge you a fee for this service. Shares held in street name must be sold through your financial advisor, financial institution or, if applicable, the Authorized Processing Organization.

•      Your financial advisor, financial institution or Authorized Processing Organization is responsible for making sure that sale requests are transmitted to Touchstone in proper form and in a timely manner.

•      Your financial institution may charge you a fee for selling your shares.

•      Redemption proceeds will only be wired to a commercial bank or brokerage firm in the United States.

Investor Alert: Unless otherwise specified, proceeds will be sent to the record owner at the address shown on Touchstone’s records.

Contingent Deferred Sales Charge (“CDSC”)

If you purchase $1 million or more Class A shares at NAV, a CDSC of 1.00% may be charged on redemptions made within 1 year of your purchase.  If you redeem Class C shares within 1 year of your purchase, a CDSC of 1.00% will be charged.

The CDSC will not apply to redemptions of shares you received through reinvested dividends or capital gains distributions and may be waived under certain circumstances described below.  The CDSC will be assessed on the lesser of your shares’ NAV at the time of redemption or the time of purchase.  The CDSC is paid to Touchstone to reimburse expenses incurred in providing distribution-related services to the Funds.

No CDSC is applied if:

•      The redemption is due to the death or post-purchase disability of a shareholder

•      The redemption is from a systematic withdrawal plan and represents no more than 10% of your annual account value

•      The redemption is a benefit payment made from a qualified retirement plan, unless the redemption is due to termination of the plan or transfer of the plan to another financial institution

•      The redemption is for a mandatory withdrawal from a traditional IRA account after age 70 1/2

When we determine whether a CDSC is payable on a redemption, we assume that:

•      The redemption is made first from amounts not subject to a CDSC; then

•      From the earliest purchase payment(s) that remain invested in the Fund

The above mentioned CDSC waivers do not apply to redemptions made within one year for purchases of $1 million or more in Class A shares of the Touchstone Funds where a commission was paid by Touchstone to a participating unaffiliated broker dealer.

The SAI contains further details about the CDSC and the conditions for waiving the CDSC.

Signature Guarantees

Some circumstances require that your request to sell shares be made in writing accompanied by an original Medallion Signature Guarantee.  A Medallion Signature Guarantee helps protect you against fraud.  You can obtain one from most banks or securities dealers, but not from a notary public.  Each Fund reserves the right to require a signature guarantee for any request related to your account including, but not limited to:

•      Proceeds to be paid when information on your account has been changed within the last 30 days (including a change in

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your name or your address, or the name or address of a payee)

•      Proceeds are being sent to an address other than the address of record

•      Proceeds or shares are being sent/transferred from unlike registrations such as a joint account to an individual’s account

•      Sending proceeds via wire or ACH when bank instructions have been added or changed within 30 days of your redemption request

•      Proceeds or shares are being sent/transferred between accounts with different account registrations

Market Timing Policy

Market timing or excessive trading in accounts that you own or control may disrupt portfolio investment strategies, may increase brokerage and administrative costs, and may negatively impact investment returns for all shareholders, including long-term shareholders who do not generate these costs.  The Funds will take reasonable steps to discourage excessive short-term trading and will not knowingly accommodate frequent purchases and redemptions of Fund shares by shareholders.  The Board of Trustees has adopted the following policies and procedures with respect to market timing of the Funds by shareholders.  The Funds will monitor selected trades on a daily basis in an effort to deter excessive short-term trading.  If a Fund has reason to believe that a shareholder has engaged in excessive short-term trading, the Fund may ask the shareholder to stop such activities or restrict or refuse to process purchases or exchanges in the shareholder’s accounts.  While a Fund cannot assure the prevention of all excessive trading and market timing, by making these judgments the Fund believes it is acting in a manner that is in the best interests of its shareholders.  However, because the Funds cannot prevent all market timing, shareholders may be subject to the risks described above.

Generally, a shareholder may be considered a market timer if he or she has (i) requested an exchange or redemption out of any of the Touchstone Funds within 2 weeks of an earlier purchase or exchange request out of any Touchstone Fund, or (ii) made more than 2 “round-trip” exchanges within a rolling 90 day period.  A “round-trip” exchange occurs when a shareholder exchanges from one Touchstone Fund to another Touchstone Fund and back to the original Touchstone Fund.  If a shareholder exceeds these limits, the Funds may restrict or suspend that shareholder’s exchange privileges and subsequent exchange requests during the suspension will not be processed.  The Funds may also restrict or refuse to process purchases by the shareholder.  These exchange limits and excessive trading policies generally do not apply to purchases and redemptions of money market funds (except in situations where excessive trading may have a detrimental or disruptive effect on share prices or portfolio management of these funds), systematic purchases and redemptions.

Financial intermediaries (such as investment advisors and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed.  If a Fund identifies excessive trading in such an account, the Fund may instruct the intermediary to restrict the investor responsible for the excessive trading from further trading in the Fund. In accordance with Rule 22c-2 under the 1940 Act, the Funds have entered into information sharing agreements with certain financial intermediaries.  Under these agreements, a financial intermediary is obligated to:  (1) enforce during the term of the agreement, the Funds’ market-timing policy; (2) furnish the Funds, upon their request, with information regarding customer trading activities in shares of the Funds; and (3) enforce the Funds’ market-timing policy with respect to customers identified by the Funds as having engaged in market timing.  When information regarding transactions in the Funds’ shares is requested by a Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.

The Funds apply these policies and procedures uniformly to all shareholders believed to be engaged in market timing or excessive trading.  The Funds have no arrangements to permit any investor to trade frequently in shares of the Funds, nor will they enter into any such arrangements in the future.

Householding Policy (Only applicable for shares held through Touchstone directly)

The Funds will send one copy of Prospectuses and shareholder reports to households containing multiple shareholders with the same last name.  This process, known as “householding,” reduces costs and provides a convenience to shareholders.  If you share the same last name and address with another shareholder and you prefer to receive separate Prospectuses and shareholder reports, call Touchstone at 1.800.543.0407 and we will begin separate mailings to you

63

within 30 days of your request.  If you or others in your household invest in the Funds through a broker or other financial institution, you may receive separate Prospectuses and shareholder reports, regardless of whether or not you have consented to householding on your investment application.

Receiving Sale Proceeds

Touchstone will forward the proceeds of your sale to you (or to your financial advisor, Authorized Processing Organization or financial institution) within 7 days (normally within 3 business days) after receipt of a proper request.

Proceeds Sent to Financial Advisors, Authorized Processing Organizations or Financial Institutions.  Proceeds that are sent to your financial advisor, Authorized Processing Organization or financial institution will not usually be reinvested for you unless you provide specific instructions to do so.  Therefore, the financial advisor, Authorized Processing Organization or financial institution may benefit from the use of your money.

Fund Shares Purchased by Check (Only applicable for shares held through Touchstone directly).  We may delay mailing your redemption proceeds for shares you recently purchased by check until your check clears, which may take up to 15 days.  If you need your money sooner, you should purchase shares by bank wire.

Reinstatement Privilege (Class A and Class C Shares Only). You may, within 90 days of redemption, reinvest all or part of your sale proceeds by sending a written request and a check to Touchstone.  If the redemption proceeds were from the sale of your Class A shares and the sales load incurred on the initial purchase is equal to or exceeds the sales load of your reinvestment, you can reinvest into Class A shares of any Touchstone Fund at NAV. If the redemption proceeds were from the sale of Class A shares and the sales load that you incurred on the initial purchase is less than the sales charge for the Fund in which you are reinvesting, you will incur a sales charge representing the difference. Reinvestment will occur after Touchstone receives your request.  If the proceeds were from the sale of your Class C shares, you can reinvest those proceeds into Class C shares of any Touchstone Fund.  If you paid a CDSC on the reinstated amount, that CDSC will be reimbursed to you upon reinvestment.

Special Tax Consideration

You should contact your tax advisor to discuss the tax implications of using the Reinstatement Privilege.

Low Account Balances (Only applicable for shares held through Touchstone directly).  If your balance falls below the minimum amount required for your account, based on actual amounts you have invested (as opposed to a reduction from market changes), your account may be subject to an annual account maintenance fee or Touchstone may sell your shares and send the proceeds to you.  This involuntary sale does not apply to retirement accounts or custodian accounts under the Uniform Gifts/Transfers to Minors Act (“UGTMA”). Touchstone will notify you if your shares are about to be sold and you will have 30 days to increase your account balance to the minimum amount.

Delay of Payment.  It is possible that the payment of your sale proceeds could be postponed or your right to sell your shares could be suspended during certain circumstances.  These circumstances can occur:

•        When the NYSE is closed on days other than customary weekends and holidays

•        When trading on the NYSE is restricted

•        During any other time when the SEC, by order, permits.

Redemption in Kind.  Under unusual circumstances, when the Board of Trustees deems it appropriate, a Fund may make payment for shares redeemed in portfolio securities of the Fund taken at current value. Shareholders may incur transaction and brokerage costs when they sell these portfolio securities including federal income tax. Until such time as the shareholder sells the securities they receive in kind, the securities are subject to market risk.

Pricing of Fund Shares

Each Fund’s share price (also called “NAV”) and offering price (NAV plus a sales charge, if applicable) is determined as of the close of trading (normally 4:00 p.m. ET) every day the NYSE is open.  Each Fund calculates its NAV per share, generally using market prices, by dividing the total value of its net assets by the number of shares outstanding.  Shares are

64

purchased or sold at the next offering price determined after your purchase or sale order is received in proper form by Touchstone, an Authorized Processing Organization or financial institution.

The Funds’ equity investments are valued based on market value or, if no market value is available, based on fair value as determined by the Board of Trustees (or under their direction).  The Funds may use pricing services to determine market value for investments.  Some specific pricing strategies follow:

•        All short-term dollar-denominated investments that mature in 60 days or less are valued on the basis of amortized cost which the Board of Trustees has determined as fair value.

•        Securities mainly traded on a U.S. exchange are valued at the last sale price on that exchange or, if no sales occurred during the day, at the current quoted bid price.

Any foreign securities held by a Fund will be priced as follows:

•        All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values.

•        Securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange.  However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, but before the close of regular trading on the NYSE, the security may be priced based on fair value. This may cause the value of the security on the books of the Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of the NAV.

•        Because portfolio securities that are primarily listed on a non-U.S. exchange may trade on weekends or other days when a Fund does not price its shares, a Fund’s NAV may change on days when shareholders will not be able to buy or sell shares.

Securities held by a Fund that do not have readily available market quotations, or securities for which the available market quotation is not reliable, are priced at their fair value using procedures approved by the Board of Trustees.  Any debt securities held by a Fund for which market quotations are not readily available are generally priced at their most recent bid prices as obtained from one or more of the major market makers for such securities.  The Funds may use fair value pricing under the following circumstances, among others:

•        If the value of a security has been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets on which the security is traded.

•        If a security, such as a small cap or micro cap security, is so thinly traded that reliable market quotations are unavailable due to infrequent trading.

• If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund’s NAV calculation.

The use of fair value pricing has the effect of valuing a security based upon the price a Fund might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price.  The Fund’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.  With respect to any portion of a Fund’s assets that is invested in other mutual funds, that portion of the Fund’s NAV is calculated based on the NAV of that mutual fund.  The Prospectus for the other mutual fund explains the circumstances and effects of fair value pricing for that fund.

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TOUCHSTONE DISTRIBUTION AND TAXES

Each Fund intends to distribute to its shareholders substantially all of its income and capital gains.  The Premium Yield Equity Fund distributes its income, if any, monthly to shareholders. The Ultra Short Duration Fixed Income Fund, Short Duration Fixed Income Fund and Intermediate Fixed Income Fund declare investment income, if any, daily and distribute it monthly to shareholders.  The Mid Cap Fund distributes its income, if any, annually as a dividend to shareholders. The Sands Capital Select Growth Fund and Small Cap Value Fund distribute their income, if any, quarterly to shareholders.

Each Fund makes distributions of capital gains, if any, at least annually. If you own shares on a Fund’s distribution record date, you will be entitled to receive the distribution.

You will receive income dividends and distributions of capital gains in the form of additional Fund shares unless you elect to receive payment in cash.  To elect cash payment, you must notify the Funds in writing or by phone prior to the date of distribution.  Your election will be effective for dividends and distributions paid after we receive your notice.  To cancel your election, simply send written notice to Touchstone Investments, P.O. Box 9878, Providence, RI 02940, or by overnight mail to Touchstone Investments, c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581 , or call Touchstone at 1.800.543.0407.  If you hold your shares through a financial institution, you must contact it to elect cash payment.

Tax Information

The tax information in this prospectus is provided for general information only and should not be considered as tax advice or relied on by a shareholder or prospective investor.

General. The Funds intend to qualify annually to be treated as regulated investment companies (“RICs”) under the Code.  As such, the Funds will not be subject to federal income taxes on the earnings they distribute to shareholders provided they satisfy certain requirements and restrictions of the Code. If for any taxable year a Fund fails to qualify as a RIC: (1) it will be subject to tax in the same manner as an ordinary corporation and thus will be subject to tax on a graduated basis with a maximum tax rate of 35% (for taxable years beginning prior to January 1, 2013); and (2) distributions from its earnings and profits (as determined under federal income tax principles) will be taxable as ordinary dividend income eligible for the 15% non-corporate shareholder rate (for taxable years beginning prior to January 1, 2013) and the dividends-received deduction for corporate shareholders.

Distributions. The Funds will make distributions to you that may be taxed as ordinary income or capital gains (which may be taxed at different rates depending on the length of time the Fund holds its assets).. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions are taxable whether you reinvest such distributions in additional shares of the Fund or choose to receive cash.

Ordinary Income. Net investment income, except for qualified dividends, and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.  Certain dividends distributed to non-corporate shareholders in taxable years beginning before January 1, 2013 and designated by a Fund as “qualified dividend income” are eligible for the long-term capital gains rate of 15% (0% for individuals in lower tax brackets). Short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.

Net Capital Gains. Net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to you, if any, are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares.  For tax years beginning before January 1, 2013, the maximum individual tax rate on net long-term capital gains is 15%.

Sale or Exchange of Shares.  It is a taxable event for you if you sell shares of a Fund or exchange shares of a Fund.  Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction.  Any realized gain will be taxable to you, and, generally, will be capital gain, assuming you held the shares of the Fund as a capital asset. The capital gain will be long-term or short-term depending on how long you have held your shares in the Fund. Sales of shares of a Fund that you have held for twelve months or less will be a short-term capital gain or loss and if held for more than twelve months will constitute a long-term capital gain or loss. Any loss

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realized by a shareholder on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of exempt-interest dividends, if any, received by the shareholder with respect to such shares.

Medicare Contribution Tax.  Under current law, beginning in 2013, U.S. individuals (with income exceeding $200,000 or $250,000, if married and filing jointly) will be subject to a 3.8% Medicare contribution tax on net investment income including interest, dividends, and capital gains.  If applicable, the tax will be imposed on the lesser of your (i) net investment income or (ii) the excess of modified adjusted gross income over $200,000 ($250,000 if married and filing jointly).

Backup Withholding.  A Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding.  The current backup withholding rate is 28%.

State and Local Income Taxes. This Prospectus does not discuss the state and local tax consequences of an investment in a Fund. You are urged and advised to consult your own tax adviser concerning state and local taxes, which may have different consequences from those of the federal income tax laws.

Non-U.S. Shareholders.  Non-U.S. shareholders may be subject to U.S. tax as a result of an investment in a Fund.  This Prospectus does not discuss the U.S. or foreign country tax consequences of an investment by a non-U.S. shareholder in a Fund.  Accordingly, non-U.S. shareholders are urged and advised to consult their own tax advisors as to the U.S. and foreign country tax consequences of an investment in a Fund.

Statements and Notices. You will receive an annual statement outlining the tax status of your distributions.

This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding these considerations is included in the Funds’ SAI.  You are urged and advised to consult your own tax advisor regarding the effects of an investment in a Fund on your tax situation.

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TOUCHSTONE FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past 5 years, or if shorter, the period of each Fund’s operation. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions. The financial highlights for each Fund were audited by Ernst & Young LLP, an independent registered public accounting firm.  The report of Ernst & Young LLP, along with each Fund’s financial statements and related notes, appears in the 2011 Annual Report for the Funds.  You can obtain the Annual Report, which contains more performance information, at no charge by calling 1.800.543.0407. The Annual Report has been incorporated by reference into our SAI.

Touchstone Intermediate Fixed Income Fund — Institutional Class

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2011	2010	2009	2008	2007
Net asset value at beginning of period	$9.16	$8.73	$8.90	$9.51	$9.58
Income (loss) from investment operations:
Net investment income	0.26	0.25	0.30	0.44	0.45
Net realized and unrealized gains (losses) on investments	(0.03)	0.43	(0.17)	(0.60)	(0.07)
Total from investment operations	0.23	0.68	0.13	(0.16)	0.38
Less distributions:
Dividends from net investment income	(0.27)	(0.25)	(0.30)	(0.45)	(0.45)
Distributions from net realized gains	—	—	—	—	—
Total distributions	(0.27)	(0.25)	(0.30)	(0.45)	(0.45)
Net asset value at end of period	$9.12	$9.16	$8.73	$8.90	$9.51
Total return	2.59%	7.92%	1.44%	(1.95)%	4.07%
Net assets at end of period (000’s)	$98,610	$109,138	$103,725	$15,377	$19,485
Ratio of net expenses to average net assets	0.40%	0.40%	0.52%	0.85%	0.87%
Ratio of gross expenses to average net assets	0.70%	0.69%	0.83%	1.15%	0.99%
Ratio of net investment income to average net assets	2.89%	2.84%	3.12%	4.61%	4.72%
Portfolio turnover rate	69%	71%	125%	62%	71%

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Touchstone Mid Cap Fund — Class A

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,				Period Ended September 30,
	2011	2010	2009	2008	2007 (A)
Net asset value at beginning of period	$12.67	$11.20	$13.07	$17.86	$18.14
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	0.29	0.04	(0.02)	(0.00	)(B)
Net realized and unrealized gains (losses) on investments	0.51	1.24	(1.85)	(4.60)	(0.28)
Total from investment operations	0.49	1.53	(1.81)	(4.62)	(0.28)
Less distributions:
Dividends from net investment income	—	(0.06)	(0.03)	—	—
Distributions from net realized gains	—	—	(0.03)	(0.17)	—
Total distributions	—	(0.06)	(0.06)	(0.17)	—
Net asset value at end of period	$13.16	$12.67	$11.20	$13.07	$17.86
Total return (C)	3.87%	13.72%	(13.81)%	(26.11)%	(1.54	)%(D)
Net assets at end of period (000s)	$698	$685	$453	$159	$210
Ratio of net expenses to average net assets	1.21%	1.21%	1.15%	1.15%	0.94	%(E)
Ratio of gross expenses to average net assets	3.05%	2.84%	3.84%	4.09%	14.21	%(E)
Ratio of net investment income (loss) to average net assets	(0.02)%	0.34%	0.39%	(0.16)%	(0.09	)%(E)
Portfolio turnover rate	97%	132%	187%	157%	193	%(D)

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Touchstone Mid Cap Fund — Class C

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,				Period Ended September 30,
	2011	2010	2009	2008	2007 (A)
Net asset value at beginning of period	$12.58	$11.19	$13.12	$17.84	$18.14
Loss from investment operations:
Net investment loss	(0.07)	(0.04)	(0.03)	(0.15)	(0.02)
Net realized and unrealized gains (losses) on investments	0.45	1.43	(1.87)	(4.40)	(0.28)
Total from investment operations	0.38	1.39	(1.90)	(4.55)	(0.30)
Less distributions:
Distributions from net realized gains	—	—	(0.03)	(0.17)	—
Net asset value at end of period	$12.96	$12.58	$11.19	$13.12	$17.84
Total return (C)	3.02%	12.42%	(14.47)%	(25.74)%	(1.65	)%(D)
Net assets at end of period (000s)	$476	$249	$169	$30	$36
Ratio of net expenses to average net assets	1.96%	1.94%	1.90%	1.90%	1.35	%(E)
Ratio of gross expenses to average net assets	4.95%	4.57%	6.99%	31.40%	28.68	%(E)
Ratio of net investment loss to average net assets	(0.80)%	(0.40)%	(0.38)%	(0.91)%	(0.51	)%(E)
Portfolio turnover rate	97%	132%	187%	157%	193	%(D)

(A)      Represents the period from commencement of operations (May 14, 2007) through September 30, 2007.

(B)        Amount rounds to less than $0.005 per share.

(C)        Total returns shown exclude the effect of applicable sales loads.

(D)       Not annualized.

(E)         Annualized.

See accompanying notes to financial statements.

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Touchstone Mid Cap Fund — Class Y

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2011	2010	2009	2008	2007
Net asset value at beginning of period	$12.68	$11.25	$13.14	$17.91	$15.28
Income (loss) from investment operations:
Net investment income	0.05	0.08	0.07	0.01	0.11
Net realized and unrealized gains (losses) on investments	0.47	1.44	(1.88)	(4.61)	2.65
Total from investment operations	0.52	1.52	(1.81)	(4.60)	2.76
Less distributions:
Dividends from net investment income	(0.03)	(0.09)	(0.05)	—	(0.13)
Distributions from net realized gains	—	—	(0.03)	(0.17)	—
Total distributions	(0.03)	(0.09)	(0.08)	(0.17)	(0.13)
Net asset value at end of period	$13.17	$12.68	$11.25	$13.14	$17.91
Total return	4.10%	13.58%	(13.68)%	(25.92)%	18.13%
Net assets at end of period (000s)	$77,785	$123,493	$168,313	$422,356	$482,047
Ratio of net expenses to average net assets	0.96%	0.94%	0.90%	0.90%	0.90%
Ratio of gross expenses to average net assets	1.06%	1.07%	1.05%	1.03%	1.06%
Ratio of net investment income to average net assets	0.26%	0.71%	0.61%	0.09%	0.39%
Portfolio turnover rate	97%	132%	187%	157%	193%

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Touchstone Mid Cap Fund — Class Z

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2011		2010	2009	2008	2007
Net asset value at beginning of period	$12.59		$11.18	$13.05	$17.85	$15.26
Income (loss) from investment operations:
Net investment income (loss)	(0.00	)(A)	0.02	0.03	(0.08)	0.09
Net realized and unrealized gains (losses) on investments	0.49		1.45	(1.84)	(4.55)	2.62
Total from investment operations	0.49		1.47	(1.81)	(4.63)	2.71
Less distributions:
Dividends from net investment income	—		(0.06)	(0.03)	—	(0.12)
Distributions from net realized gains	—		—	(0.03)	(0.17)	—
Total distributions	—		(0.06)	(0.06)	(0.17)	(0.12)
Net asset value at end of period	$13.08		$12.59	$11.18	$13.05	$17.85
Total return	3.89%		13.20%	(13.83)%	(26.18)%	17.84%
Net assets at end of period (000s)	$934		$652	$1,814	$3,267	$15,203
Ratio of net expenses to average net assets	1.21%		1.19%	1.15%	1.15%	1.14%
Ratio of gross expenses to average net assets	3.68%		2.14%	2.22%	1.48%	1.25%
Ratio of net investment income (loss) to average net assets	(0.09)%		0.45%	0.39%	(0.27)%	0.12%
Portfolio turnover rate	97%		132%	187%	157%	193%

(A)      Amount rounds to less than $0.005 per share.

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Touchstone Premium Yield Equity Fund — Class A

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,			Period Ended September 30,
	2011	2010	2009	2008 (A)
Net asset value at beginning of period	$6.48	$5.93	$7.56	$10.00
Income (loss) from investment operations:
Net investment income	0.21	0.21	0.22	0.33
Net realized and unrealized gains (losses) on investments	0.28	0.54	(1.64)	(2.44)
Total from investment operations	0.49	0.75	(1.42)	(2.11)
Less distributions:
Dividends from net investment income	(0.21)	(0.20)	(0.21)	(0.32)
Distributions from return of capital	—	—	—	(0.01)
Total distributions	(0.21)	(0.20)	(0.21)	(0.33)
Net asset value at end of period	$6.76	$6.48	$5.93	$7.56
Total return (B)	7.43%	12.82%	(18.40)%	(21.48	)%(C)
Net assets at end of period (000s)	$28,739	$22,441	$19,879	$19,411
Ratio of net expenses to average net assets	1.20%	1.20%	1.20%	1.20	%(D)
Ratio of gross expenses to average net assets	1.35%	1.40%	1.55%	1.53	%(D)
Ratio of net investment income to average net assets	3.02%	3.30%	3.97%	4.68	%(D)
Portfolio turnover rate	54%	29%	30%	181	%(C)

73

Touchstone Premium Yield Equity Fund — Class C

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,			Period Ended September 30,
	2011	2010	2009	2008 (A)
Net asset value at beginning of period	$6.49	$5.93	$7.56	$10.00
Income (loss) from investment operations:
Net investment income	0.16	0.16	0.10	0.29
Net realized and unrealized gains (losses) on investments	0.27	0.55	(1.55)	(2.45)
Total from investment operations	0.43	0.71	(1.45)	(2.16)
Less distributions:
Dividends from net investment income	(0.16)	(0.15)	(0.18)	(0.27)
Distributions from return of capital	—	—	—	(0.01)
Total distributions	(0.16)	(0.15)	(0.18)	(0.28)
Net asset value at end of period	$6.76	$6.49	$5.93	$7.56
Total return (B)	6.60%	12.11%	(18.96)%	(21.95	)%(C)
Net assets at end of period (000s)	$7,499	$6,870	$3,319	$567
Ratio of net expenses to average net assets	1.95%	1.95%	1.95%	1.94	%(D)
Ratio of gross expenses to average net assets	2.28%	2.23%	3.08%	5.31	%(D)
Ratio of net investment income to average net assets	2.27%	2.60%	2.80%	3.93	%(D)
Portfolio turnover rate	54%	29%	30%	181	%(C)

(A)  Represents the period from commencement of operations (December 3, 2007) through September 30, 2008.

(B)  Total returns shown exclude the effect of applicable sales loads.

(C)  Not annualized.

(D)  Annualized.

See accompanying notes to financial statements.

74

Touchstone Premium Yield Equity Fund — Class Y

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,			Period Ended September 30,
	2011	2010	2009	2008 (A)
Net asset value at beginning of period	$6.47	$5.92	$7.55	$8.30
Income (loss) from investment operations:
Net investment income	0.20	0.22	0.22	0.04
Net realized and unrealized gains (losses) on investments	0.30	0.54	(1.62)	(0.73)
Total from investment operations	0.50	0.76	(1.40)	(0.69)
Less distributions:
Dividends from net investment income	(0.22)	(0.21)	(0.23)	(0.05)
Distributions from return of capital	—	—	—	(0.01)
Total distributions	(0.22)	(0.21)	(0.23)	(0.06)
Net asset value at end of period	$6.75	$6.47	$5.92	$7.55
Total return	7.67%	13.14%	(18.22)%	(8.37	)%(B)
Net assets at end of period (000s)	$3,980	$11,540	$551	$2
Ratio of net expenses to average net assets	0.95%	0.95%	0.95%	0.90	%(C)
Ratio of gross expenses to average net assets	1.25%	1.53%	13.70%	453.70	%(C)
Ratio of net investment income to average net assets	3.16%	3.77%	2.97%	3.16	%(C)
Portfolio turnover rate	54%	29%	30%	181	%(B)

(A)  Represents the period from commencement of operations (August 12, 2008) through September 30, 2008.

(B)  Not annualized.

(C)  Annualized.

75

Touchstone Sands Capital Select Growth Fund — Class A

Per Share Data for a Share Outstanding Throughout the Period

	Period Ended September 30, 2011 (A)
Net asset value at beginning of period	$9.39
Income (loss) from investment operations:
Net investment loss	(0.03)
Net realized and unrealized gains on investments	0.03
Total from investment operations	0.00
Net asset value at end of period	$9.39
Total return (B)	0.00	%(C)
Net assets at end of period (000s)	$21,211
Ratio of net expenses to average net assets	1.45	%(D)
Ratio of gross expenses to average net assets	1.64	%(D)
Ratio of net investment loss to average net assets	(0.94	)%(D)
Portfolio turnover rate	19	%(C)

76

Touchstone Sands Capital Select Growth Fund — Class C

Per Share Data for a Share Outstanding Throughout the Period

	Period Ended September 30, 2011 (A)
Net asset value at beginning of period	$9.39
Income (loss) from investment operations:
Net investment loss	(0.06)
Net realized and unrealized gains on investments	0.00	(E)
Total from investment operations	(0.06)
Net asset value at end of period	$9.33
Total return (B)	(0.64	)%(C)
Net assets at end of period (000s)	$8,660
Ratio of net expenses to average net assets	2.20	%(D)
Ratio of gross expenses to average net assets	2.56	%(D)
Ratio of net investment loss to average net assets	(1.69	)%(D)
Portfolio turnover rate	19	%(C)

(A)  Represents the period from commencement of operations (November 15, 2010) through September 30, 2011.

(B)  Total returns shown exclude the effect of applicable sales loads.

(C)  Not annualized.

(D)  Annualized.

(E)  Amount rounds to less than $0.005 per share.

77

Touchstone Sands Capital Select Growth Fund — Class Y

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2011	2010	2009	2008	2007
Net asset value at beginning of period	$8.83	$7.34	$6.86	$9.15	$7.60
Income (loss) from investment operations:
Net investment loss	(0.14)	(0.07)	(0.03)	(0.06)	(0.05)
Net realized and unrealized gains (losses) on investments	0.87	1.56	0.51	(2.23)	1.60
Total from investment operations	0.73	1.49	0.48	(2.29)	1.55
Net asset value at end of period	$9.56	$8.83	$7.34	$6.86	$9.15
Total return	8.14%	20.44%	7.00%	(25.03)%	20.39%
Net assets at end of period (000s)	$392,464	$120,333	$82,918	$130,920	$213,672
Ratio of net expenses to average net assets	1.20%	1.22%	0.98%	1.16%	1.03%
Ratio of gross expenses to average net assets	1.23%	1.28%	1.05%	1.19%	1.03%
Ratio of net investment loss to average net assets	(0.68)%	(0.52)%	(0.48)%	(0.59)%	(0.67)%
Portfolio turnover rate	19%	27%	50%	39%	24%

Touchstone Sands Capital Select Growth Fund — Class Z

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2011	2010	2009	2008	2007
Net asset value at beginning of period	$8.70	$7.24	$6.79	$9.08	$7.57
Income (loss) from investment operations:
Net investment loss	(0.07)	(0.04)	(0.04)	(0.06)	(0.09)
Net realized and unrealized gains (losses) on investments	0.76	1.50	0.49	(2.23)	1.60
Total from investment operations	0.69	1.46	0.45	(2.29)	1.51
Net asset value at end of period	$9.39	$8.70	$7.24	$6.79	$9.08
Total return	7.93%	20.17%	6.63%	(25.22)%	19.95%
Net assets at end of period (000s)	$911,849	$540,329	$333,200	$363,955	$380,025
Ratio of net expenses to average net assets	1.42%	1.47%	1.23%	1.41%	1.29%
Ratio of gross expenses to average net assets	1.52%	1.53%	1.32%	1.43%	1.35%
Ratio of net investment loss to average net assets	(0.93)%	(0.79)%	(0.74)%	(0.85)%	(0.92)%
Portfolio turnover rate	19%	27%	50%	39%	24%

78

Touchstone Short Duration Fixed Income Fund — Class Y

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,		Period Ended September 30,
	2011	2010	2009 (A)
Net asset value at beginning of period	$9.97	$9.95	$9.79
Income from investment operations:
Net investment income	0.23	0.32	0.13
Net realized and unrealized gains (losses) on investments	(0.10)	0.03	0.16
Total from investment operations	0.13	0.35	0.29
Less distributions:
Dividends from net investment income	(0.29)	(0.33)	(0.13)
Net asset value at end of period	$9.81	$9.97	$9.95
Total return	1.37%	3.61%	3.02	%(B)
Net assets at end of period (000’s)	$1,164	$767	$592
Ratio of net expenses to average net assets	0.49%	0.49%	0.48	%(C)
Ratio of gross expenses to average net assets	1.43%	3.98%	1.49	%(C)
Ratio of net investment income to average net assets	2.31%	3.22%	3.03	%(C)
Portfolio turnover rate	48%	45%	79	%(B)

79

Touchstone Short Duration Fixed Income Fund — Class Z

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2011	2010	2009	2008	2007
Net asset value at beginning of period	$9.96	$9.94	$9.59	$9.81	$9.76
Income (loss) from investment operations:
Net investment income	0.21	0.29	0.32	0.45	0.45
Net realized and unrealized gains (losses) on investments	(0.09)	0.04	0.35	(0.22)	0.05
Total from investment operations	0.12	0.33	0.67	0.23	0.50
Less distributions:
Dividends from net investment income	(0.27)	(0.31)	(0.32)	(0.45)	(0.45)
Net asset value at end of period	$9.81	$9.96	$9.94	$9.59	$9.81
Total return	1.22%	3.36%	7.13%	2.36%	5.19%
Net assets at end of period (000’s)	$40,111	$43,411	$43,749	$46,989	$59,192
Ratio of net expenses to average net assets	0.74%	0.74%	0.74%	0.74%	0.74%
Ratio of gross expenses to average net assets	0.96%	1.04%	0.96%	0.94%	0.82%
Ratio of net investment income to average net assets	2.12%	2.94%	3.24%	4.60%	4.62%
Portfolio turnover rate	48%	45%	79%	25%	21%

(A)  Represents the period from commencement of operations (May 4, 2009) through September 30, 2009.

(B)  Not annualized.

(C)  Annualized.

See accompanying notes to financial statements.

80

Touchstone Small Cap Value Fund — Class A

Per Share Data for a Share Outstanding Throughout the Period

	Period Ended September 30, 2011 (A)(B)
Net asset value at beginning of period	$17.36
Income from investment operations:
Net investment income	0.22
Net realized and unrealized losses on investments	(3.57)
Total from investment operations	(3.35)
Less distributions:
Dividends from net investment income	(0.16)
Total distributions	(0.16)
Net asset value at end of period	$13.85
Total return (C)	(19.37	)%(D)
Net assets at end of period (000s)	$37,385
Ratio of net expenses to average net assets	1.43	%(E)
Ratio of gross expenses to average net assets	1.72	%(E)
Ratio of net investment income to average net assets	1.97	%(E)
Portfolio turnover rate	206	%(D)

81

Touchstone Small Cap Value Fund — Class C

Per Share Data for a Share Outstanding Throughout the Period

	Period Ended September 30, 2011 (A)
Net asset value at beginning of period	$17.36
Income from investment operations:
Net investment income	0.09
Net realized and unrealized losses on investments	(3.50)
Total from investment operations	(3.41)
Less distributions:
Dividends from net investment income	(0.13)
Total distributions	(0.13)
Net asset value at end of period	$13.82
Total return (C)	(19.77	)%(D)
Net assets at end of period (000s)	$2
Ratio of net expenses to average net assets	2.18	%(E)
Ratio of gross expenses to average net assets	342.41	%(E)
Ratio of net investment income to average net assets	0.95	%(E)
Portfolio turnover rate	206	%(D)

(A)  Represents the period from commencement of operations (March 1, 2011) through September 30, 2011.

(B)  Effective June 10, 2011, Class Z shares converted to Class A shares.

(C)  Total returns shown exclude the effect of applicable sales loads.

(D)  Not annualized.

(E)  Annualized.

See accompanying notes to financial statements.

82

Touchstone Small Cap Value Fund — Class Y

Per Share Data for a Share Outstanding Throughout the Period

	Period Ended September 30, 2011 (A)
Net asset value at beginning of period	$17.36
Income from investment operations:
Net investment income	0.71
Net realized and unrealized losses on investments	(4.00)
Total from investment operations	(3.29)
Less distributions:
Dividends from net investment income	(0.18)
Total distributions	(0.18)
Net asset value at end of period	$13.89
Total return	(19.10	)%(B)
Net assets at end of period (000s)	$2
Ratio of net expenses to average net assets	1.18	%(C)
Ratio of gross expenses to average net assets	70.29	%(C)
Ratio of net investment income to average net assets	2.05	%(C)
Portfolio turnover rate	206	%(B)

83

Touchstone Small Cap Value Fund — Institutional Class

Per Share Data for a Share Outstanding Throughout the Period

	Period Ended September 30, 2011 (A)
Net asset value at beginning of period	$17.36
Income from investment operations:
Net investment income	0.20
Net realized and unrealized losses on investments	(3.51)
Total from investment operations	(3.31)
Less distributions:
Dividends from net investment income	(0.19)
Total distributions	(0.19)
Net asset value at end of period	$13.86
Total return	(19.23	)%(B)
Net assets at end of period (000s)	$741
Ratio of net expenses to average net assets	1.03	%(C)
Ratio of gross expenses to average net assets	3.59	%(C)
Ratio of net investment income to average net assets	2.12	%(C)
Portfolio turnover rate	206	%(B)

(A)  Represents the period from commencement of operations (March 1, 2011) through September 30, 2011.

(B)  Not annualized.

(C)  Annualized.

See accompanying notes to financial statements.

84

Touchstone Ultra Short Duration Fixed Income Fund — Class Z

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2011	2010	2009	2008	2007
Net asset value at beginning of period	$9.68	$9.66	$9.74	$10.08	$10.06
Income (loss) from investment operations:
Net investment income	0.15	0.18	0.32	0.47	0.53
Net realized and unrealized gains (losses) on investments	(0.04)	0.06	(0.07)	(0.34)	0.01
Total from investment operations	0.11	0.24	0.25	0.13	0.54
Less distributions from net investment income	(0.21)	(0.22)	(0.33)	(0.47)	(0.52)
Net asset value at end of period	$9.58	$9.68	$9.66	$9.74	$10.08
Total return	1.12%	2.49%	2.60%	1.26%	5.48%
Net assets at end of period (000’s)	$346,131	$236,650	$108,552	$143,837	$146,045
Ratio of net expenses to average net assets	0.69%	0.69%	0.69%	0.69%	0.69%
Ratio of gross expenses to average net assets	0.78%	0.81%	0.85%	0.82%	0.75%
Ratio of net investment income to average net assets	1.39%	1.69%	3.41%	4.72%	5.25%
Portfolio turnover rate	144%	119%	15%	56%	26%

85

TOUCHSTONE INVESTMENTS*

DISTRIBUTOR

Touchstone Securities, Inc.*

303 Broadway, Suite 1100

Cincinnati, OH  45202-4203

1.800.638.8194

www.TouchstoneInvestments.com

INVESTMENT ADVISOR

Touchstone Advisors, Inc.*

303 Broadway, Suite 1100

Cincinnati, OH 45202-4203

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

SHAREHOLDER SERVICES

1.800.543.0407

*A Member of Western & Southern Financial Group

The following are federal trademark registrations and applications owned by IFS Financial Services, Inc., a member of Western & Southern Financial Group: Touchstone, Touchstone Funds, Touchstone Investments, Touchstone Family of Funds and Touchstone Select.

86

303 Broadway, Suite 1100
Cincinnati, OH 45202-4203

Go paperless, sign up today at:

www.TouchstoneInvestments.com/home

For investors who want more information about the Funds, the following documents are available free upon request:

Statement of Additional Information (“SAI”): The SAI provides more detailed information about the Funds and is herein incorporated by reference and legally a part of this Prospectus.

Annual/Semiannual Reports (“Financial Reports”): The Funds’ Financial Reports provide additional information about the Funds’ investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund’s performance during its last fiscal year.

You can get free copies of the SAI, the Financial Reports, other information and answers to your questions about the Funds by contacting your financial advisor or by contacting Touchstone Investments at 1.800.543.0407.  The SAI and Financial Reports are also available on the Touchstone Investments website at:

www.TouchstoneInvestments.com/home/formslit/

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C.  You can receive information about the operation of the Public Reference Room by calling the SEC at 1.202.551.8090.

Reports and other information about the Funds are available on the EDGAR database of the SEC’s internet site at http://www.sec.gov.  For a fee, you can get text-only copies of reports and other information by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520 or by sending an e-mail request to: publicinfo@sec.gov.

Investment Company Act file no. 811-08104	TSF-56-TFGT-3-1201